       Pruco Life's
       Variable Universal Life


       [PHOTO]


       Annual Report to
       Contract Owners

       December 31, 1997

[LOGO] Prudential
       The Prudential Insurance Company of America
       751 Broad Street
       Newark, NJ 07102-3777


VARIABLE INVESTMENT OPTIONS

================================================================================
  |_| The Prudential Series Fund, Inc.
         Money Market Portfolio
         Diversified Bond Portfolio
         Conservative Balanced Portfolio
         Flexible Managed Portfolio
         High Yield Bond Portfolio
         Stock Index Portfolio
         Equity Income Portfolio
         Equity Portfolio
         Prudential Jennison Portfolio
         Global Portfolio

  |_| AIM Variable Insurance Funds, Inc.
         AIM V.I. Value Fund

  |_| American Century Variable Portfolios, Inc.
         American Century VP Value Fund

  |_| Janus Aspen Series
         Growth Portfolio

  |_| MFS Variable Investment Trust
         Emerging Growth Series

  |_| T. Rowe Price International Series, Inc.
         International Stock Portfolio
================================================================================

[LOGO]==========================================================================

This Report may be used with the public only when preceded or accompanied by current prospectuses for The Prudential Series Fund, Inc., the applicable variable life or variable annuity product, and the current Performance Data Update for the applicable product. The Performance Data Update shows historical investment performance after the deduction of investment management fees, investment-related expenses and the product's Mortality and Expense Risk Charge. For the variable life insurance products, additional contract charges include the cost of insurance, administrative, sales and any applicable withdrawal or surrender charges. These charges will reduce the rates of return shown on the Performance Data Update. For the variable annuity products, the Performance Data Update provides returns that are net of all contract charges, including applicable surrender or withdrawal charges. The prospectuses contain more information concerning charges and expenses, including hypothetical performance illustrations that show the effects of performance on various assumptions, and should be read carefully before you invest or send money.

Variable life and variable annuity products are offered by Pruco Securities Corp., a subsidiary of The Prudential Insurance Company of America. Both are located at 751 Broad Street, Newark, NJ 07102-3777.

================================================================================
Table of Contents

Letter to Contract Owners ................................................     2
Market Review ............................................................     4
Advisor's Outlook ........................................................     8
The Prudential Series Fund, Inc. Portfolios ..............................    10
     Money Market Portfolio
     Diversified Bond Portfolio
     Conservative Balanced Portfolio
     Flexible Managed Portfolio
     High Yield Bond Portfolio
     Stock Index Portfolio
     Equity Income Portfolio
     Equity Portfolio
     Prudential Jennison Portfolio
     Global Portfolio
     Financial Statements
     Schedule of Investments
     Notes to Financial Statements
     Financial Highlights
     Report of Independent Accountants
AIM Variable Insurance Funds, Inc. .......................................    95
     AIM V.I. Value
American Century Variable Portfolios, Inc. ...............................   109
     American Century VP Value Fund
Janus Aspen Series .......................................................   129
     Janus Aspen Series--Growth Portfolio
MFS Variable Insurance Trust .............................................   145
     MFS Emerging Growth Series
T. Rowe Price International Series, Inc. .................................   167
     T. Rowe Price International Stock Portfolio

Year Ended December 31, 1997

Letter
To Contract Owners


[PHOTO]

E. Michael Caulfield
President



================================================================================
 "We're quite pleased with the return on stocks in the last three years, but we don't think this divergence from historical norms can continue indefinitely."


Dear Contract Owner:

We are pleased to provide our Annual Report to you on the investment performance of the Portfolios that underlie your Pruco Life Variable Universal Life contract.

It has been another exceptional year. For the third year in a row (and the first time in history), stock prices have risen by more than 20%, driven by unexpectedly high corporate profits and surprisingly low inflation. Bonds also performed quite well, with total returns averaging just below 10%.

We live in remarkable times. The U.S. economy grew by almost 4.0% in 1997, yet inflation fell to 1.7%, the lowest since oil prices collapsed 11 years ago. Unemployment dipped below 5% for the first time since the 1970s. And consumer confidence was the highest in 28 years. Yet, we live in a global economy. The economic turmoil, stock market and currency declines in Asia impacted global markets in the fourth quarter and the economic effects on the world's growth are not yet clear.

How Did The Prudential Series Fund Portfolios Perform?

You'll be pleased to know that The Prudential Series Fund Portfolios delivered returns similar to those of the broader markets and consistent with the strategies around which they were designed. Virtually all of our U.S. stock portfolios posted double digit returns, while our bond portfolios finished with very healthy results.

Some Portfolios performed exceptionally well, reaping unusually high historical returns. Several Portfolios finished the year with returns higher than the average variable life contracts in their respective categories. They were the Money Market, High Yield Bond, Stock Index, Equity Income, and Prudential Jennison Portfolios.

It's Long-Term Performance That Counts.

Although in this Report we're focusing primarily on one-year performance, remember that it's long-term performance that counts. Review your Portfolio's 1997 performance, but also be sure to examine its longer-term record as well. You'll note that over the past three, five and 10 years many of The Prudential Series Fund Portfolios have delivered excellent performance, both on an absolute basis and in comparison with balanced funds having similar objectives as reported by Lipper Analytical Services.

Our goal is to achieve this kind of above-average investment performance over time. Such consistency is important because most people buy variable life products to finance long-term goals. However, when you consider how to allocate either new or existing assets among your available options, we encourage you to think about your horizon and risk tolerance and to consider future returns rather than focusing on past performance. As always, remember that past performance is no guarantee of future results.

What Goes Up Can Also Go Down.

While discussing the long-term, we think it's crucial to remind Contract Owners that stocks have offered a 10.7% average annual return over the last 70 years--about half of what they have given us over the last three years. And since 1980, corporate revenues have risen 4% a year, while earnings have risen almost twice as fast, and stock prices four times as much.

Can this continue? We're quite pleased with the return on stocks in the last three years, but we don't think this divergence from historical norms can continue indefinitely. It's simply the law of averages. We must remember that with return comes risk--that stocks can and do go down as well as up. If you have benefited more than you expected in recent years, then at some point you will surely benefit less. The only question is: When? Given the very serious economic crisis in Asia, it could be sooner rather than later.

With this in mind, you may want to evaluate how you allocate your contract funds among the available investment options. While stocks ought to remain the investment of choice for most investors looking for long-term wealth accumulation, now might be a good time to consider diversifying a portion of your holdings. If you wish to, contact your Prudential Representative/Pruco Securities Registered Representative for assistance in structuring a program to help meet your needs.

All of us at Prudential thank you for your business and look forward to helping you plan for your future financial security.


/s/ E. Michael Caulfield                     /s/ Mendel A. Melzer

E. Michael Caulfield                         Mendel A. Melzer, CFA
President                                    Chairman

January 30, 1998


[PHOTO]


Mendel A. Melzer, CFA
Chairman


================================================================================
Important Note

The rates of return quoted on the following pages reflect the deduction of investment management fees and investment-related expenses, but not product charges. They reflect the reinvestment of dividend and capital gains distributions. They are not an estimate or a guarantee of future performance.

Contract unit values increase or decrease based on the performance of the Portfolio and, when redeemed, may be worth more or less than their original cost. Changes in contract values depend not only on the investment performance of the Portfolio but also on the insurance and administrative charges, applicable sales charges, and the mortality and expense risk charge applicable under the contract. These contract charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses.

Your Prudential Representative/Pruco Securities Registered Representative can provide you with actual rates of return for your type of variable life insurance or annuity contract and show you a personalized illustration of how insurance charges affect the returns you experience.
--------------------------------------------------------------------------------

1997
Market Review

================================================================================
How the Markets Compared.(1)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                                  Average Retun Over
                                                    Past 20 Years
                      1997                          (Annualized)
                      ----                          ------------
Money Markets         4.9%                              7.7%
Bonds                 9.8%                              9.7%
Foreign Stocks       16.2%                             15.0%
U.S. Stocks          33.4%                             16.7%

--------------------------------------------------------------------------------
This chart compares the 12-month return as of 12/31/97 for various categories of investments with the average annual total return over 20 years for the same investment. As you can see, stock and bond market returns can vary considerably from year to year. Unlike stocks, bonds generally offer a fixed rate of return and principal if held to maturity. An investment's past performance should never be used to predict future results. There are different risks associated with each investment sector, which should be carefully considered before investing.

(1) Source: Prudential. For purposes of comparison only. U.S. money markets as measured by Lipper Money Market Average. Bonds as measured by the Lehman Brothers Gov't. Corp. Index. Foreign stocks as measured by the Morgan Stanley Capital International World Index. U.S. stocks as measured by the S&P 500 Index.

--------------------------------------------------------------------------------

U.S. Stocks

Nothing Short of Spectacular.

U.S. stocks rose more than 20% for the third straight year for the first time in history--measured by either the Dow Jones Industrial Average (the "Dow Jones") or the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500").

Unexpectedly high corporate profits and exceptionally low inflation, plus strong economic growth and the lowest unemployment rate and highest consumer confidence in 28 years, all combined to drive emotions in the stock market to euphoric levels.

The numbers were impressive, considering that stocks have gained only 10.7% on average over the last 70 years. In 1997, the S&P 500 gained 33%, after rising 23% in 1996 and 37% in 1995.

Only in October did a reality check set in, when the market fell briefly by 10% in what market professionals called a correction. But stock prices quickly rebounded, and many major indexes moved on to new highs.

Still, the momentum of the market had clearly slowed by year-end as investors became increasingly concerned about the economic crisis in Asia and how severely it might affect corporate earnings in 1998.

Large, Value Stocks Dominated.

Large company stocks continued to lead the market higher in 1997. For example, the small company-oriented Russell 2000 Index rose 22.4% during calendar year 1997, nearly 12 percentage points behind the S&P 500.

Financial stocks rose 49% in 1997 as consolidation continued to sweep the industry and long-term interest rates fell to their lowest levels since 1993. Banks and stock brokerage firms are continuing to achieve economies of scale through acquisitions.

================================================================================
Financial Stocks Top.

                                                                      1997
                                                                      ----
Finance                                                               48.7%
Consumer Growth                                                       36.9%
Consumer Cyclical                                                     36.7%
Utilities                                                             35.9%
Technology                                                            27.1%
Energy                                                                25.6%
Industrials                                                           21.9%
--------------------------------------------------------------------------------

Source: Prudential.

================================================================================
Large Stocks Outperformed Small Stocks.

                                                                      20-Year
                                                    1997              Average
                                                    ----              -------
S&P 500*                                            33.4%              16.7%
NASDAQ*                                             21.6%              14.5%
Russell 2000*                                       22.4%              15.9%
--------------------------------------------------------------------------------

*The Standard & Poor's 500, NASDAQ and Russell 2000 are unmanaged indexes that are considered to be generally representative of U.S. stock markets. Investors cannot invest directly in indexes or market averages. Past performance is no guarantee of future results.


Consumer growth stocks finished second, narrowly nosing out consumer cyclical stocks for the year. Media, drugs and leisure led the consumer growth stocks, with Tele-Communications, Inc. (TCI) doubling, Comcast rising 78% and Gannett up 68%. Among the pharmaceuticals, Schering-Plough and Lilly nearly doubled, while Pfizer rose 82% during the same period. Retailers led the consumer cyclical stocks, with Gap, Costco, Tandy and Home Depot each up about 77% for the year.


 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

--------------------------------------------------------------------------------
The Dow in the Past Twelve Months.

1997                                              Dow
----                                            --------
Jan                                             $6,813.09
Feb                                             $6,877.74
Mar                                             $$6,583.48
          In March and April,
          fears of higher interest
          rates shook the market.
Apr                                             $7,008.99
May                                             $7,331.04
Jun                                             $7,962.31
Jul                                             $8,222.61
          July 16 The Dow passes
          the 8,000-point mark for
          the first time
Aug                                             $7,622.42
Sep                                             $7,945.26
Oct                                             $7,442.08
          Oct 28 The Dow surged
          337 points, its largest
          point gain ever, rising 4.71%
Nov                                             $7,823.13
Dec                                             $7,908.25

--------------------------------------------------------------------------------
Daily close of the Dow Jones Industrial Average for the past twelve months.


Technology stocks fared well for much of the year but tumbled in the fourth quarter on worries about Asia, losing 12%, bringing their return for the year to 27%. Utilities stocks led all other market sectors in the quarter, rising 19% in the last three months of 1997 as long- term interest rates fell sharply and investors sought companies with safe earnings streams. Interestingly, for the year, utilities beat the S&P 500.

1997
Market Review
continued

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

================================================================================
30-Year U.S. Treasury Yields.

1997                                                       Yield
----                                                       -----
Jan                                                        6.73%
Feb                                                        6.70%
Mar                                                        6.81%
Apr                                                        7.12%
May                                                        6.87%
Jun                                                        6.77%
Jul                                                        6.63%
Aug                                                        6.45%
Sep                                                        6.64%
Oct                                                        6.29%
Nov                                                        6.16%
Dec                                                        6.08%
--------------------------------------------------------------------------------

Monthly closing yields for the past twelve months. Source: Bloomberg, as of 12/31/97.


High Yield Bonds Performed Best.

                                                                          1997
                                                                          ----
High Yield Bonds                                                         12.8%
Corporate Bonds                                                          10.2%
Aggregate Index                                                           9.7%
Government Bonds                                                          9.6%
Mortgage Bonds                                                            9.5%
--------------------------------------------------------------------------------

Source: Lehman Brothers, as of 12/31/97.

Bonds

Inflation Fell Sharply, Pushing Prices Higher.

Nineteen ninety-seven was a very good year for bonds, as inflation fell below 2% for the first time in 11 years and long-term interest rates dipped to their lowest level since 1993.

Bonds returned a healthy 9.65% for the year as measured by the Lehman Brothers Aggregate Index, led by high yield bonds in the United States, which returned 12.76%.

A financial crisis in Asia late in the year set off a major rally in the U.S. Treasury market, where the 30-year bond returned more than 15% in 1997 as the yield fell by nearly three-quarters of a percentage point to 5.92% at year-end. Worldwide, investors bought Treasurys after Southeast Asian currencies collapsed under the weight of excesses in the financial sector and overinvestment in real estate and infrastructure.

Fundamentally, economic conditions were nearly ideal for bond investors, as inflation seemed to be slowly fading away. Prices at the wholesale level actually fell by 1.7% as measured by the government's Producer Price Index, but at the retail level prices continued to rise, even if only by 1.7%, as measured by the Consumer Price Index. Still, that was the lowest increase in 11 years, and nearly half of 1996's rate.

As interest rates fell, home mortgage refinancings rose, with 30-year rates falling below 7%. Others, including noted investor Warren Buffett, were reported to be investing in bonds, and cash flows into bond mutual funds quadrupled in 1997.

High yield corporate bonds led all other sectors of the U.S. bond market in 1997 as corporate profits climbed unexpectedly higher while economic growth surged. The lowest-rated bonds performed the best. Nineteen ninety-seven was another record-breaking year for newly issued high yield bonds. These bonds were in such demand in 1997 that the interest rate premium they commanded over U.S. Treasurys reached all-time lows in October.

Foreign Stocks

A Plunge in the Pacific.

Asian stock markets plunged in 1997 as Southeast Asian currencies collapsed under the weight of excesses in the financial sector and overinvestment in real estate and infrastructure. Currencies in some countries fell by nearly 50% against the U.S. dollar. Credit and cash became scarce and economies slowed. The financial crisis eventually reached Japan, helping to halt a nascent economic recovery.

The Morgan Stanley Capital International Pacific Index fell 25% during the year as stocks in Thailand dropped 77%, Indonesia 74% and Malaysia 68%, all in U.S. dollar terms. Even older, larger, more developed Pacific Basin countries did not escape unscathed. Economic malaise continued to linger in Japan, where stocks dropped almost 24% in U.S. dollars for the year.

European Stocks Performed Well.

In Europe, stocks performed quite well during the year, rising over 24% for U.S.-based investors despite a strong dollar. Developing countries were strong, such as Portugal, up 48%, and older, more established stock exchanges also posted excellent returns, with Switzerland rising 45%, Italy up 36% and Germany ahead 25%, all measured by Morgan Stanley in U.S. dollars.

European stocks benefited as the movement toward a European economic union fostered less government borrowing and thus lower interest rates, which stimulated the sluggish economies of Germany and France and led to rapid growth in smaller countries on the periphery, such as Ireland.

In addition, corporate restructuring continued to improve productivity, driving double-digit earnings gains. Europe has also been the region least affected by economic turmoil in Asia, its stock prices are less expensive than those in the United States, and Europe is earlier in its economic growth cycle than the United States, which is now in its seventh year of economic recovery.

================================================================================
Foreign Markets.

                                                                          1997
                                                                          ----
MSCI Europe Index                                                         24.2%
MSCI World Index                                                          16.2%
MSCI EAFE Index                                                            2.1%
MSCI Japan Index                                                         (23.6%)
MSCI Pacific Index                                                       (25.3%)
S&P 500 Index                                                             33.4%
--------------------------------------------------------------------------------

Source: Morgan Stanley Capital International.

The Morgan Stanley Capital International (MSCI) World Index is a weighted, unmanaged index of the performance of 1,472 securities listed on the stock exchanges of the U.S., Europe, Canada, Australia, New Zealand and the Far East. Investors cannot invest directly in an index.

Morgan Stanley country indexes [Europe, Asia, Far East (EAFE), Pacific and Japan] are unmanaged indexes that include stocks making up the largest two-thirds of each country's total stock market capitalization. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indexes.

The Standard & Poor's 500 is a weighted, unmanaged index comprised of 500 stocks, which provides a broad indicator of stock price movements.

1998
Advisor's Outlook

The Economy

Expect Slower Growth.

Our economists at Prudential forecast slower economic growth plus a slight increase in inflation and unemployment in 1998. They are looking for the U.S. economy to grow slower than 2%, less than half as fast as it grew in 1997. We believe inflation will remain acceptable, but that the Consumer Price Index may rise as much as 2.2%, somewhat faster than 1997's 1.7%. As demand for U.S. exports slows in Asia, unemployment should rise toward 5.5%, up from December's 4.7%.

Prudential's economists expect short-term interest rates to fall by half a percentage point in 1998, and long-term rates to end the year close to where they began--at around 6%. Our economists forecast that the Federal Reserve Bank will lower interest rates by a quarter of a percentage point in the spring and another quarter point in the summer, bringing the federal funds rate (or overnight bank lending rate) down to 5%. As of this writing in early January, interest rates on government bonds maturing in 10 years or less were priced to yield below 5.50%, the official overnight lending rate.

U.S. Stocks

We're Looking for an Average Year.

We said it last year. And the year before. Each year we've said that surely the U.S. stock market would not rise by 20% again in the following year. But the market has done just that now for three years in a row--for the first time in history. Can this remarkable performance continue? Over the last 70 years, the historical average return for stocks is only about 10.7%. This year, more than ever, we expect that stocks will turn in a performance much closer to average.

We're cautious, conservative investors, so we build our portfolios one stock at a time. This year, with continued economic growth and modest inflation expected, we believe that earnings will be the key force driving stock market performance. We'll be looking even more closely than usual at a company's ability to meet its corporate earnings expectations, because investors have become very unforgiving of even the slightest shortfall in earnings.

In the United States, we are particularly interested in smaller company stocks, because we believe they are very attractively priced, considering their earnings expectations. These stocks have trailed large company stocks for several years now, but small company stocks have historically fared better than larger company stocks.

U.S. Bonds

Off to a Great Start.

The U.S. bond market performed well in the early days of 1998 as the interest rates on the 30-year U.S. Treasury fell to their lowest level since the government first started to sell them regularly in 1977.

Despite the rally, interest rates remain quite favorable when adjusted for inflation. So if we experience slower economic growth and continued low inflation, bond holders may yet enjoy more price appreciation in addition to their coupon income.

We are firm believers in corporate bonds, which we expect will continue to perform well as the economy grows and the effects of the Asian economic crisis are more fully understood in the months ahead. Similarly, we expect certain emerging markets bonds that have been badly beaten down by this crisis to return to more realistic price levels.

Foreign Stocks

Watching Closely.

Overseas, we are watching the Asian situation closely, but believe it may be too early to make a substantial commitment there. We are being selective, choosing stocks rather than countries. In Europe, we expect strong economies and stock markets in 1998 as companies there continue to restructure.


================================================================================
A Reality Check.

Stock prices in general have nearly doubled in the last three years. We're quite pleased with the unusually high returns that stocks have provided for our Contract Owners over the past few years and we are certain that you are, too. Those types of returns bring you closer to your goals of financial security faster than you might have expected.

Since 1927, the U.S. stock market's average return has been 10.7%, as measured by the S&P 500. Yet, in recent years returns have been much higher, as the chart below shows.


================================================================================
Returns of the U.S. Stock Market.

                                                                      Average
                                                                       Annual
                                                                       Return
                                                                       ------
Last 70 Years
1927-1997                                                              10.7%

Source: Ibbotson Associates.

Last Three Years
1995                                                                   37.4%
1996                                                                   23.0%
1997                                                                   33.4%

Source: Lipper Analytical Services, Inc.

As much as we would like this tremendous performance to continue year after year, we know it cannot. It's simply the law of averages.

Prudential
Money Market Portfolio

Performance Summary.

Emphasizing a combination of very short-term and longer term money market securities during most of the year enabled your Portfolio to return 5.41%, which beat the 5.13% gain of the average money market fund tracked by Lipper Analytical Services. On Dec. 31, your Portfolio's seven-day yield was 5.61%, up from 5.36% on June 30.

We also took advantage of higher yields on one- to three-month money market securities toward the end of the year when the deepening Asian economic crisis pushed up short-term borrowing costs.

An investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. government. There is no guarantee that the Portfolio will be able to maintain a stable share value of $10.00.

================================================================================
Average Annual Returns Through December 31, 1997

                                     One         Three        Five         Ten
                                     Year        Years        Years       Years
--------------------------------------------------------------------------------
Money Market(1)                      5.41%       5.48%        4.68%        5.80%
--------------------------------------------------------------------------------
Lipper (VIP) Money Market Aug.(2)    5.13%       5.20%        4.44%        5.55%
--------------------------------------------------------------------------------

Money Market Portfolio inception date: 5/13/83.

================================================================================
7-Day Current Net Yields During the Past 12 Months

                          Money Market                 Average Money
1997                      Portfolio(1)                Market Fund(2)
----                      ------------                --------------
Jan                          5.23%                         4.81%
Feb                          5.10%                         4.78%
Mar                          5.21%                         4.75%
Apr                          5.16%                         4.82%
May                          5.19%                         4.90%
Jun                          5.28%                         4.95%
Jul                          5.36%                         4.98%
Aug                          5.34%                         4.94%
Sept                         5.32%                         4.95%
Oct                          5.35%                         4.92%
Nov                          5.31%                         4.95%
Dec                          5.37%                         5.00%

--------------------------------------------------------------------------------
Weekly 7-day current net yields of the Money Market Portfolio and the IBC Taxable General Purpose First and Second Tier, Money Market Fund.
--------------------------------------------------------------------------------
(1) Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses but not product charges.

(2) Source: IBC Financial Data, Inc. As of 12/31/97, based on 285 funds in the IBC Taxable General Purpose First and Second Tier, Money Market Fund.


  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]
--------------------------------------------------------------------------------

Low Risk                                FIXED INCOME
                                        Balanced
                                        High Yield Bond
                                        Diversified Stock
High Risk                               Specialized
--------------------------------------------------------------------------------

Investment Goal
Current income, stability of capital and maintenance of liquidity.

Types of Investments

Short-term money market securities that generally mature in 13 months or less. These securities primarily consist of Certificates of Deposit (CDs), Commercial Paper and Bankers' Acceptances, U.S. Treasury bills (T-bills) and other instruments issued by or guaranteed by the U.S. government or its agencies.

Performance Review.

A Buying Opportunity. The U.S. economy raced into 1997, powered by a strong job market and increased spending by consumers. By mid-February, investors began driving up yields on money market securities, because they correctly anticipated that U.S. central bankers would soon increase the federal funds rate to prevent vigorous economic growth from kindling higher inflation. Of course, this market trend provided excellent buying opportunities. We purchased one-year corporate obligations for their higher yields. Concurrently, investing in one-month money market securities enabled us to have cash on hand to buy higher-yielding securities that became available after the federal funds rate rose a quarter percentage point, to 5.50%, on March 25.

Strategy Session.

The Long and Short of It.

For the first eight months of the year, we kept your Portfolio's weighted average maturity (WAM) generally longer than that of comparable funds by taking advantage of opportunities to lock in higher yields. Indeed, the one-year London Interbank Offered Rate or LIBOR, a popular global barometer of short-term interest rates, climbed to its highest level of the year at 6.44% on April 28 and remained comfortably above 6% during much of the summer. Emphasizing a mixture of one-month and one-year money market securities (a barbell strategy) insured that we always had money available to buy attractively priced securities when yields spiked higher on concern there could soon be another change in monetary policy.

Some investors looked at subdued inflation, concluding that the Federal Reserve would leave monetary policy unchanged. Still, there were sound reasons to expect a second federal funds rate increase, such as continued strong U.S. economic growth. By late October, we shortened our WAM just in case U.S. central bankers decided to move again in December and to be prepared to exploit an anticipated rise in yields fueled by year-end market pressures. We took advantage of higher yields that resulted from the economic upheaval in Asia. We purchased money market securities maturing in one to three months, which slightly lengthened our WAM in late December.


Outlook
PORTFOLIO MANAGER
Manolita Brasil

Fed on Hold, for Now.

"I expect the Federal Reserve to leave monetary policy unchanged in the near future because inflation will likely remain subdued due to increased competition from attractively priced Asian imports. But I don't expect the pace of economic activity to slow dramatically, since any decline in our exports to Asian countries will probably have a limited impact on our gross national output. Furthermore, I strongly doubt that U.S. economic growth will slow enough to cause the Federal Reserve to cut the federal funds rate as some Wall Street analysts have recently suggested. With that in mind, I think investors have pushed yields on money market securities too low. So I am wary of purchasing certain short-term securities that are clearly too expensive. Sooner rather than later, I expect to see yields edging higher as more market participants realize the Federal Reserve is not about to ease monetary policy with the unemployment rate below 5 percent."


[PHOTO]


PORTFOLIO MANAGER
 Manolita Brasil

================================================================================
Portfolio Composition
                                                              as of 12/31/97
                                                              --------------
Comm. Paper                                                         46%
Other Corp. Oblg.                                                   13%
Yankee Cert. of Deposit                                             13%
Asset-backed                                                        11%
Foreign Cert. of Deposit                                             6%
Floating/Adj. Rate                                                   5%
Loan Participations                                                  4%
U.S. Bank Oblg.                                                      2%
--------------------------------------------------------------------------------

Source: Prudential. Holdings are subject to change.

================================================================================
A Word About Quality.

As of December 31, 1997, all of the Portfolio's investments were rated in the highest category by at least two major, independent rating agencies or, if unrated, were deemed to be of equivalent quality by our credit research staff. Investments deemed to be of equivalent quality that were not rated were subject to ratification by the Board of Directors.
--------------------------------------------------------------------------------
Source: Prudential. Holdings are subject to change.

Prudential
Diversified Bond Portfolio

Performance Summary.

Economic upheaval in Asia sparked a sell-off in stocks and emerging market debt securities late in the year, but demand increased for U.S. Treasurys and government agency bonds, which investors viewed as a safe haven from overseas turmoil. Your Portfolio's total return of 8.57% lagged the 10.01% gain of the Lipper (VIP) Corporate BBB Average because of its stake in emerging market bonds of countries such as Russia and Thailand. Our foreign holdings, denominated in U.S. dollars, are the same type of bonds that have helped your Portfolio achieve above benchmark returns in other time periods.

By contrast, a sizable investment in bonds of U.S. media/cable and financial services firms strengthened your Portfolio's performance as a wave of consolidation and fresh investments improved the financial health of several companies in both industries.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

================================================================================
Average Annual Returns Through December 31, 1997

                                   One         Three        Five         Ten
                                   Year        Years        Years       Years
--------------------------------------------------------------------------------
Diversified Bond(1)               8.57%      11.02%        7.84%       9.24%
--------------------------------------------------------------------------------
Lipper (VIP) Corp. BBB Aug.(2)   10.01%      10.95%        7.89%       8.90%
--------------------------------------------------------------------------------
Lehman Aggregate Index(3)         9.65%      10.42%        7.48%       9.18%
--------------------------------------------------------------------------------

Diversified Bond Portfolio inception date: 5/13/83.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

================================================================================
$10,000 Invested Over Ten Years

               $24,208 Diversified     $23,485 Lipper(VIP)     $24,061 Lehman
                Bond Portfolio(1)       Corp. BBB Avg.(2)     Aggregate Index(3)
                -----------------       -----------------     ------------------
1987               $10,000.00              $10,000.00            $10,000.00
1988               $10,819.40              $10,755.90            $10,788.60
1989               $12,278.40              $12,004.40            $12,356.10
1990               $13,300.40              $12,748.50            $13,463.30
1991               $15,487.10              $14,910.00            $15,617.80
1992               $16,599.40              $16,026.60            $16,773.80
1993               $18,280.90              $17,869.80            $18,409.20
1994               $17,690.50              $17,137.20            $17,872.20
1995               $21,358.00              $20,629.30            $21,174.00
1996               $22,297.00              $21,326.40            $21,942.70
1997               $24,207.50              $23,485.00            $24,061.20
--------------------------------------------------------------------------------

(1) Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses but not product charges.

(2) The Lipper Variable Insurance Products (VIP) Corporate BBB Average is calculated by Lipper Analytical Services, Inc., and reflects the investment returns of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.

(3) The Lehman Aggregate Index (LAI) is comprised of over 5,000 government and corporate bonds. The LAI is an unmanaged index and includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the LAI may differ substantially from the securities in the Portfolio. The LAI is not the only index that may be used to characterize performance of income funds, and other indexes may portray different comparative performance. Investment Goal High level of income over the long term while providing reasonable safety of capital.


  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

================================================================================

Low Risk                                FIXED INCOME
                                        Balanced
                                        High Yield Bond
                                        Diversified Stock
High Risk                               Specialized
--------------------------------------------------------------------------------

Investment Goal

High level of income over the long term while providing reasonable safety of capital.

Types of Investments

U.S. government securities, mortgage backed bonds, both investment-grade and high yield ("junk bond") corporate debt, and foreign securities (dollar and non-dollar denominated).

Investment Style

This Portfolio seeks the highest yield while maintaining safety of capital, by strategically allocating Portfolio assets among the above classes of bonds.



Performance Review.

Asian Whirlwind. The federal funds rate was raised by a quarter percentage point, to 5.50%, in March to prevent the economy from racing ahead and increasing inflation, which would erode the value of a bond's fixed interest and principal payments. By mid-April, however, investors began to drive bond prices higher (and yields lower), because inflationary pressures remained unusually subdued.

The bond rally stayed on track during the summer, but an economic whirlwind out of Asia shook global financial markets in October. Prices of U.S. Treasurys and government agency debt securities surged, while emerging market bond prices tumbled as investors feared other developing nations might suffer the same fate as countries like Thailand and Indonesia.

Strategy Session.

Trouble on Distant Shores. Our holdings in emerging markets bonds of Latin American and Asian countries initially aided your Portfolio's performance. Reduced inflation estimates for some Latin American nations encouraged investors, as did plans for tax reform legislation in Russia. Nevertheless, negative developments in countries such as Indonesia and Thailand took center stage, igniting a broad sell-off in emerging markets bonds.

The deepening economic crisis in Asia sent cash flowing into U.S. government securities as investors sold stocks and emerging markets bonds. Asian economic problems had been brewing for some time, but the full extent of the crisis came to light only in October, when investors feared that countries such as South Korea could have been teetering on the brink of economic collapse, partly because of imprudent lending practices of Asian banks.

On Solid Ground at Home. While some U.S. corporate bond prices declined, gains were recorded in other sectors such as financial services and media/cable. For example, Salomon Inc. bonds rallied following the announcement that it would soon be acquired by financial services giant Travelers Group, and our holdings in Time Warner and Tele-Communications Inc., also posted impressive gains as their financial positions improved.

Outlook
PORTFOLIO MANAGER
Barbara Kenworthy

Bond Yields Could Drift Lower.

"We expect prices on U.S. Treasury securities to trade in a fairly tight range, with the yield on the 30-year benchmark bond varying between 5.50% and 6.50%. Continued low inflation and a possible government surplus should support bond prices. In addition, competition from cheaper Asian imports will probably help keep inflation in check in the United States. Bond yields could drift still lower, but it's quite possible that most of the good news has already been factored into prices of U.S. Treasurys.

"Last year's sell-off in emerging markets bonds seems to have been too severe. We are seeing new buying interest in 1998 as investors hope for economic stability as a result of reforms initiated in some countries. Meanwhile, issuance of new U.S. corporate bonds has increased as companies rush to take advantage of lower borrowing costs. Investors, however, are hunting for value in the market, and generally like what they see in corporate profits. The incremental yield over Treasurys provided by corporate bonds should attract investors."


[PHOTO]

PORTFOLIO MANAGER
Barbara Kenworthy

================================================================================
Portfolio Composition
                                                                  as of 12/31/97
                                                                  --------------
U.S. Corporates                                                        64%
Foreign (US$)                                                          22%
Cash                                                                    5%
Mortgages                                                               3%
Asset-backed                                                            3%
U.S. Treasurys                                                          2%
U.S. Gov't. Agencies                                                    1%
--------------------------------------------------------------------------------

Source: Prudential. Holdings are subject to change.

================================================================================
Credit Quality
                                                                  as of 12/31/97
                                                                  --------------
U.S. Gov't. Agencies                                                      3%
AAA                                                                       5%
AA                                                                        3%
A                                                                        22%
BBB                                                                      51%
BB                                                                       10%
B                                                                         1%
Cash                                                                      5%


Aug. Credit Quality                                                      BBB
Duration                                                          5.46 Years
Aug. Maturity                                                    15.64 Years
--------------------------------------------------------------------------------

Source: Prudential. Holdings are subject to change.

Prudential
Conservative Balanced Portfolio

Performance Summary.

It was the third consecutive extraordinary year for both stocks and bonds. Your Portfolio--which invests in a conservative mix of bonds, stocks and money market securities--gained 13.45%. It trailed the 18.95% return of the Lipper (VIP) Balanced Fund Average, because the Portfolio's conservative mandate requires a smaller proportion of equities in the asset allocation than typical balanced portfolios. In addition, a financial crisis in Asia led U.S. investors to turn to stocks of the most familiar, and larger, companies and to U.S. Treasury bonds. This move produced a sharp reversal in the fourth quarter of the relative strength of the smaller and mid-sized stocks that had provided an extra lift to our earnings earlier in the year. It also severely limited the gains on our bond holdings.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

================================================================================
Average Annual Returns Through December 31, 1997

                                     One       Three         Five          Ten
                                     Year      Years         Years        Years
--------------------------------------------------------------------------------
Conservative Balanced(1)            13.45%     14.43%       10.74%       11.15%
--------------------------------------------------------------------------------
Lipper (VIP) Balanced Aug.(2)       18.95%     18.16%       12.34%       12.31%
--------------------------------------------------------------------------------
S&P 500(3)                          33.35%     31.13%       20.25%       18.02%
--------------------------------------------------------------------------------
Lehman Gov't./Corp. Bond Index(4)    9.76%     10.43%        7.61%        9.14%
--------------------------------------------------------------------------------

Conservative Balanced Portfolio inception date: 5/13/83.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

=======================================================================================================
$10,000 Invested Over Ten Years

      $28,771 Conservative   $31,981 Lipper (VIP)               $23,988 Lehman                $52,448
      Balanced Portfolio(1)     Balanced Avg.(2)           Gov't/Corp. Bond Index(4)         S&P 500(3)
           ----------           ----------------           ------------------------          ----------
1987      $10,000.00               $10,000.00                    $10,000.00                  $10,000.00
1988      $11,018.70               $11,451.00                    $10,758.00                  $11,656.20
1989      $12,889.80               $13,402.80                    $12,289.30                  $15,343.30
1990      $13,569.10               $13,476.20                    $13,307.40                  $14,866.30
1991      $16,158.00               $16,368.40                    $15,453.30                  $19,385.60
1992      $17,281.30               $17,799.80                    $16,624.90                  $20,860.50
1993      $19,388.50               $19,731.10                    $18,458.80                  $22,958.40
1994      $19,201.40               $19,382.90                    $17,811.20                  $23,260.00
1995      $22,517.80               $23,959.40                    $21,238.50                  $31,990.30
1996      $25,360.80               $27,023.10                    $21,855.00                  $39,330.50
1997      $28,770.90               $31,980.70                    $23,987.50                  $52,447.60
-------------------------------------------------------------------------------------------------------

(1) Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses but not product charges.

(2) The Lipper Variable Insurance Products (VIP) Balanced Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.

(3) The S&P 500 is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio. The S&P 500 is not the only index that may be used to characterize performance of this Portfolio, and other indexes may portray different comparative performance.

(4) The Lehman Government/Corporate Bond Index is comprised of government and corporate bonds. The Index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the Index may differ substantially from the securities in the Portfolio. The Lehman Gov't./Corp. Bond Index is not the only index that may be used to characterize performance of income funds, and other indexes may portray different comparative performance.


  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

================================================================================

Low Risk                                Fixed Income
                                        BALANCED
                                        High Yield Bond
                                        Diversified Stock
High Risk                               Specialized
--------------------------------------------------------------------------------

Investment Goal

Favorable total return consistent with a more conservatively managed diversified portfolio.

Types of Investments

Money market instruments, bonds and common stocks of both established and smaller companies.

Investment Style

The Portfolio management team holds a baseline allocation of 35% stocks, 35% bonds and 30% money market instruments.

Performance Review.

We Thought 1997 Would Be a Good Year for Bonds. So we reallocated about 25% of our assets from lower yielding money market instrument to intermediate bonds. They performed well in 1997 and provided a return approaching that of our long-term bonds. Our bonds included some southeastern Asian debt, which reduced our returns in the fourth quarter.

In our stock portfolio, we increased diversification at mid-year to reduce volatility. To our value stocks (stocks trading at low prices compared to their underlying business strength), we added growth stocks (stocks with particularly strong earnings prospects). However, we held more smaller and mid-sized companies than the S&P 500, and this year's disappointing returns for stocks of smaller companies caused our stock portfolio to lag the broader market.

Strategy Session.

The Impact of the Asian Crisis. Economic and financial market conditions in Asia had a large impact on global security markets in the latter part of 1997 and we are making decisions to protect your Portfolio in 1998. We believe the turmoil in Southeast Asia will have a detrimental impact on the profits of U.S. companies. However, we believe this Portfolio's conservative guidelines do not require lower exposure to stocks except in severe bear markets, which we do not expect in 1998. Unless we see a prospect of rising interest rates, we will continue our present allocation of intermediate bonds.

On Stocks. In our stock portion of the Portfolio, our growth stock purchases are focusing on industries that are relatively protected from a slowing economy, such as health care and food and drug retailers. We also believe investors overreacted to the impact of the Asian economic crisis on technology stocks, so we took advantage of lower prices in the fourth quarter of 1997 to add to our holdings. One of the focuses of our value stocks was industrials. The earnings of industrial companies tend to vary with the rate of economic growth, so their stock prices suffered in the last quarter of 1997. However, these companies have improved their profitability since the beginning of this economic cycle and we believe they are better positioned to withstand a downturn than previously. They were inexpensive when we bought them and now are the best-priced sector of the market. We think their earnings will beat expectations and stock prices will rise.

And on Bonds. Although we expect emerging markets bonds to recover somewhat, we do not expect enough bounce to warrant an increased exposure. We are reducing our holdings as we see a return to fair value. We also expect to reduce our holdings of corporate bonds, as they no longer provide enough return advantage over Treasurys to warrant a significant over-weighting.

Outlook
PORTFOLIO MANAGER
Mark Stumpp

Value and Growth.

"Nineteen ninety-seven marked the third consecutive year of outstanding stock market returns. Investors tend to extrapolate the recent past into the future: many market participants are convinced that the rally can proceed indefinitely. For example, analysts currently project that corporate earnings will grow at an annual rate of nearly 14% over the next five years. When adjusted for today's low rate of inflation, that's the highest rate of growth on record. (Earnings grew only 7.8% a year between 1982 and 1996, and have averaged 7.6% a year over the past 75 years.) With the expanding recessions in Asia, and most of the gains from corporate cost-cutting already achieved, we believe that earnings will tend to disappoint in 1998. We do not foresee a bear market but do expect continued volatility and performance more consistent with the historical norm."


                               PORTFOLIO MANAGERS


                                     [PHOTO]

                                   Mark Stumpp
     [PHOTO]                                                 [PHOTO]

  Warren E. Spitz                                       Patricia A. Bannan


                                     [PHOTO]

                                 Tony Rodriguez


================================================================================
Portfolio Composition
                                                         as of 12/31/97
                                                         --------------
Bonds                                                         59%
Stocks                                                        34%
Money Market                                                   7%


================================================================================
Top Sectors - Stocks
                                                                  as of 12/31/97
                                                                  --------------
Consumer Growth                                                       32.8%
Technology                                                            16.4%
Industrials                                                           15.8%
Finance                                                               12.4%
Consumer Cyclical                                                     11.7%
Energy                                                                 8.4%
Utilities                                                              2.5%

Top Sectors - Bonds
                                                                  as of 12/31/97
                                                                  --------------
Industrials                                                           44.5%
Foreign (US$)                                                         21.1%
Financial                                                             20.8%
Other                                                                  8.6%
U.S. Treasurys                                                         5.0%
--------------------------------------------------------------------------------

Source: Prudential. Holdings are subject to change.

Prudential
Flexible Managed Portfolio

Performance Summary.

It was the third consecutive extraordinary year for both stocks and bonds. Your Portfolio--which invests in a mix of stocks, bonds and money market securities--gained 17.96%, an excellent return for a balanced portfolio. However, it slightly trailed the 18.92% return of the Lipper (VIP) Flexible Average, because a financial crisis in Asia led U.S. investors to turn to stocks of the most familiar, and larger, companies and to U.S. Treasury bonds. This move produced a sharp reversal in the fourth quarter of the relative strength of the smaller and mid-sized stocks that had provided an extra lift to our earnings earlier in the year. It also severely limited the gains on our bond holdings.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.


================================================================================
Average Annual Returns Through December 31, 1997

                                     One      Three         Five          Ten
                                     Year     Years         Years        Years
--------------------------------------------------------------------------------
Flexible Managed(1)                 17.96%    18.49%        13.25%       13.41%
--------------------------------------------------------------------------------
Lipper (VIP) Flexible Aug.(2)       18.92%    18.75%        13.00%       12.87%
--------------------------------------------------------------------------------
S&P 500(3)                          33.35%    31.13%        20.25%       18.02%
--------------------------------------------------------------------------------
Lehman Gov't./Corp. Bond Index(4)    9.76%    10.43%         7.61%        9.14%
--------------------------------------------------------------------------------

Flexible Managed Portfolio inception date: 5/13/83.


 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

=======================================================================================================
$10,000 Invested Over Ten Years

      $33,796 Lipper (VIP)     $35,194 Flexible                $23,988 Lehman                 $52,448
        Flexible Avg.(2)      Managed Portfolio(1)         Gov't/Corp. Bond Index(4)         S&P 500(3)
           ----------           ----------------           ------------------------          ----------
1987      $10,000.00               $10,000.00                    $10,000.00                  $10,000.00
1988      $11,031.90               $11,282.40                    $10,758.00                  $11,656.20
1989      $13,236.40               $13,738.20                    $12,289.30                  $15,343.30
1990      $13,424.90               $14,000.80                    $13,307.40                  $14,866.30
1991      $16,839.70               $17,561.80                    $15,453.30                  $19,385.60
1992      $18,028.70               $18,897.90                    $16,624.90                  $20,860.50
1993      $20,288.90               $21,841.90                    $18,458.80                  $22,958.40
1994      $19,871.20               $21,150.80                    $17,811.20                  $23,260.00
1995      $24,758.30               $26,254.80                    $21,238.50                  $31,990.30
1996      $28,364.90               $29,834.90                    $21,855.00                  $39,330.50
1997      $33,796.00               $35,194.30                    $23,987.50                  $52,447.60
-------------------------------------------------------------------------------------------------------

(1) Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses but not product charges.

(2) The Lipper Variable Insurance Products (VIP) Flexible Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.

(3) The S&P 500 is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio. The S&P 500 is not the only index that may be used to characterize performance of this Portfolio, and other indexes may portray different comparative performance.

(4) The Lehman Government/Corporate Bond Index is comprised of government and corporate bonds. The Index is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the Index may differ substantially from the securities in the Portfolio. The Lehman Gov't./Corp. Bond Index is not the only index that may be used to characterize performance of income funds, and other indexes may portray different comparative performance.


  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

================================================================================

Low Risk                                Fixed Income
                                        BALANCED
                                        High Yield Bond
                                        Diversified Stock
High Risk                               Specialized
--------------------------------------------------------------------------------

Investment Goal

High total return consistent with a more aggressively managed diversified portfolio.


Types of Investments

Money market instruments, bonds and common stocks of both established and smaller companies.


Investment Style

The Portfolio management team holds a baseline allocation of 60% stocks and 40% bonds.

Performance Review.

We Stuck with Stocks. Despite the pessimistic outlook our decision proved to be right. In the bond portfolio we favored higher-yielding corporate securities over lower-yielding Treasury bonds.

There were some disappointments, however. Although our bond portfolio outpaced the Lehman Aggregate Bond Index, exposure to southeastern Asian debt erased some of our early gains. In mid-year, we diversified our stock portfolio to reduce overall volatility. To our growth stocks (stocks with particularly strong earnings prospects), we added value stocks (stocks trading at low prices compared to their underlying business strength). However, we held more smaller and mid-sized companies than the S&P 500, and this year's disappointing returns for stocks of smaller companies caused our stock portfolio to lag.

Strategy Session.

The Impact of the Asian Crisis. Economic and financial market conditions in Asia had a large impact on global security markets in the latter part of 1997 and we are making decisions to protect your Portfolio in 1998. We believe the turmoil in southeast Asia will have a detrimental impact on the profits of U.S. companies. With stock prices high even on the assumption that profits will continue to grow rapidly, we have slightly reduced our allocation to stocks and shifted some assets into bonds. We will become more defensive if earnings trail expectations over the course of the year.

On stocks. In our stock portion of the Portfolio, one focus of our value stocks was industrials. The earnings of industrial companies tend to vary with the rate of economic growth, so their stock prices suffered in the last quarter of 1997. However, these companies have improved their profitability since the beginning of this economic cycle and we believe they are better positioned to withstand a downturn than previously. They already were inexpensive when we bought them and they now are the best-priced sector of the market. We think their earnings will beat expectations and stock prices will rise. Our growth stock purchases are focusing on industries that are relatively protected from a slowing economy, such as health care and food and drug retailers.

And on Bonds. Although we expect emerging markets bonds to recover somewhat, we do not expect enough bounce to warrant an increased exposure. We are reducing our holdings as we see a return to fair value. We also expect to reduce our holdings of corporate bonds, as they no longer provide enough return over Treasurys to warrant a significant over-weighting.

Outlook
PORTFOLIO MANAGER
Mark Stumpp

Value and Growth.

"Nineteen ninety-seven marked the third consecutive year of outstanding stock market returns. Investors tend to extrapolate the recent past into the future: many market participants are convinced that the rally can proceed indefinitely. For example, analysts currently project that corporate earnings will grow at an annual rate of nearly 14% over the next five years. When adjusted for today's low rate of inflation, that's the highest rate of growth on record. (Earnings grew only 7.8% a year between 1982 and 1996, and have averaged 7.6% a year over the past 75 years.) With the expanding recessions in Asia, and most of the gains from corporate cost-cutting already achieved, we believe that earnings will tend to disappoint in 1998. We do not foresee a bear market but do expect continued volatility and performance more consistent with the historical norm."

                               PORTFOLIO MANAGERS

                                    [PHOTO]

                                   Mark Stumpp

     [PHOTO]                                                        [PHOTO]

Patricia A. Bannan                                              Warren E. Spitz

                                     [PHOTO]

                                 Tony Rodriguez


================================================================================
Portfolio Composition
                                                                 as of 12/31/97
                                                                 --------------
Stocks                                                                 58%
Bonds                                                                  36%
Money Market                                                            6%
--------------------------------------------------------------------------------


================================================================================
Top Sectors - Stocks
                                                                  as of 12/31/97
                                                                  --------------
Consumer Growth                                                        25.8%
Industrials                                                            21.2%
Finance                                                                14.3%
Consumer Cyclical                                                      14.1%
Technology                                                             12.6%
Energy                                                                 10.0%
Utilities                                                               2.0%

Top Sectors - Bonds
                                                                  as of 12/31/97
                                                                  --------------
Industrials                                                            45.7%
Foreign (US$)                                                          26.5%
Financial                                                              19.2%
Other                                                                   7.1%
Utilities                                                               1.5%
--------------------------------------------------------------------------------

Source: Prudential. Holdings are subject to change.

Prudential
High Yield Bond Portfolio

Performance Summary.

Your Portfolio's total return of 13.78% exceeded the 13.41% gain on the average high yield bond fund tracked by Lipper Analytical Services, because consolidation and improving business conditions in the cable television and communications industries bolstered the prices of several of our holdings.

Your Portfolio performed well because it had limited exposure to emerging markets bonds, which declined late in the year as investors grew increasingly concerned about the possibility of an economic upheaval in Asia.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

================================================================================
Average Annual Returns Through December 31, 1997

                                    One         Three       Five           Ten
                                    Year        Years       Years         Years
--------------------------------------------------------------------------------
High Yield Bond(1)                 13.78%       14.21%      11.57%        10.68%
--------------------------------------------------------------------------------
Lipper (VIP) High Yield Aug.(2)    13.41%       15.01%      11.71%        11.33%
--------------------------------------------------------------------------------
Lehman High Yield Index(3)         12.76%       14.38%      11.64%        11.65%
--------------------------------------------------------------------------------

High Yield Bond Portfolio inception date: 2/23/87.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

================================================================================
$10,000 Invested Over Ten Years

          $27,602 High Yield       $29,420 Lipper (VIP)        $30,109 Lehman
          Bond Portfolio(1)     High Current Yield Avg.(2)   High Yield Index(3)
          -----------------     --------------------------   -------------------
1987           $10,000.00               $10,000.00               $10,000.00
1988           $11,317.30               $11,300.00               $11,253.20
1989           $11,084.90               $11,511.30               $11,347.00
1990           $ 9,772.03               $10,827.80               $10,259.00
1991           $13,598.60               $14,526.90               $14,996.90
1992           $15,984.50               $16,844.30               $17,359.20
1993           $19,063.50               $20,008.00               $20,330.40
1994           $18,524.60               $19,344.90               $20,121.10
1995           $21,778.20               $22,959.90               $23,979.10
1996           $24,258.70               $26,030.30               $26,701.10
1997           $27,602.40               $29,419.60               $30,109.10
--------------------------------------------------------------------------------

(1) Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses but not product charges.

(2) The Lipper Variable Insurance Products (VIP) High Current Yield Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.

(3) The Lehman High Yield Index (LHYI) is comprised of over 700 non-investment grade bonds. The LHYI is an unmanaged index that includes the reinvestment of all interest but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the LHYI may differ substantially from the securities in the Portfolio. The LHYI is not the only index that may be used to characterize performance of income funds, and other indexes may portray different comparative performance.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

================================================================================

Low Risk                                Fixed Income
                                        Balanced
                                        HIGH YIELD BOND
                                        Diversified Stock
High Risk                               Specialized
--------------------------------------------------------------------------------

Investment Goal

High total return.

Types of Investments

Primarily non-investment grade bonds. These bonds have speculative characteristics and are subject to greater credit and market risk than higher-quality securities.

Investment Style

Concentrates primarily on junk bonds that appear to offer an attractive combination of high current income and attractive total return.

Performance Review.

Above the Fray. High yield or junk bond prices fell early in the year as investors correctly anticipated a federal funds rate increase in March to slow U.S. economic growth and prevent higher inflation, which erodes the value of a bond's fixed interest and principal payments. But because inflation remained surprisingly subdued, bonds, including junk bonds, began to rally in the spring. Solid economic growth combined with banks' willingness to lend money allowed the default rate of high yield bond companies to stay below historic averages, reassuring investors.

In the autumn, emerging markets bonds tumbled as investors feared other developing countries might suffer the same fate as Southeast Asian nations. Your Portfolio remained above the fray partly because it held few emerging markets bonds.

Strategy Session.

A Banner Year. By several measures, junk bonds enjoyed a good year in 1997. Returns on high yield bonds led all other sectors of the U.S. bond market as brisk economic growth fed corporate profits. Investors, hungry for higher yields, bought a record $138 billion of newly issued junk bonds during the reporting period. Demand was so strong that the difference between yields of junk bonds and Treasury securities declined to an all-time low in October, indicating that investors were willing to accept a smaller reward for taking a chance on high yield bonds.

We Got the Picture. We focused on the cable television industry, where Microsoft's $1 billion investment in Comcast helped to enhance the value of cable television bonds. Similarly, Cablevision Systems bonds gained after an announcement that Tele-Communications and News Corp. planned to pay $850 million for a 40% stake in the sports television business of Cablevision Systems to create a national chain of cable television sports channels. We held bonds that benefited from both of these developments.

Among satellite television companies, Echostar Communications had a prosperous year, even though News Corp. backed away from a proposed merger with the firm. Since the merger agreement fell through, the nation's fastest- growing provider of satellite television has raised more than $690 million in debt and stock to help finance its plans. Furthermore, Echostar passed the 1 million subscriber level after adding approximately 700,000 new subscribers in 1997, its first full year of operation.

Outlook
PORTFOLIO MANAGER
George W. Edwards, CFA

Cutting Here, Adding There.

"We still like the communications sector of the high yield bond market, because of its extremely positive business fundamentals, including a regulatory environment that supports new competition and growing demand for telecommunications services that more than offsets lower prices in the industry. However, we are aware of the possibility that a deluge of new bond issues in that industry could weaken prices of outstanding bonds.

"We are also carefully monitoring the Portfolio just in case economic growth slows and causes the credit quality of our bonds to deteriorate."


[PHOTO]


PORTFOLIO MANAGER
George W. Edwards, CFA


================================================================================
Top Industries
                                                                  as of 12/31/97
                                                                  --------------
Communications                                                        18.7%
Consumer Cyclical                                                      9.2%
Retail                                                                 8.4%
Paper/Packaging                                                        7.1%
Gaming                                                                 6.4%

Top Issuers
                                                                  as of 12/31/97
                                                                  --------------
New Sassco                                                             1.4%
EchoStar                                                               1.4%
Gaylord Container Corp.                                                1.2%
Dade International Inc.                                                1.2%
Duane Reed Corp.                                                       1.2%
--------------------------------------------------------------------------------

Source: Prudential. Holdings are subject to change.


================================================================================
Credit Quality
                                                                  as of 12/31/97
                                                                  --------------
Ba                                                                      8%
B                                                                      49%
Caa                                                                    12%
Ca                                                                      1%
Nonrated                                                               22%
Equity/Other                                                            7%
Cash                                                                    1%
--------------------------------------------------------------------------------

Source: Prudential. Holdings are subject to change.

Prudential
Stock Index Portfolio

Performance Summary.

Your Portfolio finished 1997 with a return of 32.83%, culminating an unprecedented three-year run of above-20% returns.

Stock prices recovered from each of three significant drops during the year: one in the spring sparked by rising interest rates and two in August and October driven primarily by concern that today's high corporate earnings could not be sustained. But the U.S. economy proved surprisingly resilient and continued to grow at a moderate rate, with extraordinarily low inflation and unemployment. Nonetheless, we think investors should not expect a continuation of the exceptional returns of the past three years.

Standard & Poor's neither sponsors nor endorses the Stock Index Portfolio. Investors cannot directly invest in any index, including the S&P 500.

================================================================================
Average Annual Returns Through December 31, 1997

                                One         Three        Five           Ten
                               Year         Years        Years         Years
--------------------------------------------------------------------------------
Stock Index Portfolio(1)       32.83%       30.67%       19.84%        17.47%
--------------------------------------------------------------------------------
Lipper (VIP) S&P 500
Index Aug.(2)                  32.55%       30.57%       19.81%        17.52%
--------------------------------------------------------------------------------
S&P 500(3)                     33.35%       31.13%      20.25%        18.02%
--------------------------------------------------------------------------------

Stock Index Portfolio inception date: 10/19/87.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

================================================================================
$10,000 Invested Over Ten Years

                $52,448            $50,209 Lipper (VIP)         $50,035 Stock
               S&P 500(3)         S&P 500 Index Avg.(2)       Index Portfolio(1)
               ----------         ---------------------       ------------------
1987           $10,000.00              $10,000.00               $10,000.00
1988           $11,656.20              $11,682.80               $11,543.80
1989           $15,343.30              $15,150.20               $15,114.20
1990           $14,866.30              $14,494.50               $14,564.70
1991           $19,385.60              $18,906.80               $18,893.70
1992           $20,860.50              $20,300.30               $20,241.70
1993           $22,958.40              $22,422.20               $22,198.50
1994           $23,260.00              $22,614.70               $22,422.20
1995           $31,990.30              $30,936.80               $30,732.70
1996           $39,330.50              $37,956.20               $37,667.50
1997           $52,447.60              $50,209.30               $50,034.50
--------------------------------------------------------------------------------

(1) Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses but not product charges.

(2) The Lipper Variable Insurance Products (VIP) S&P 500 Index Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.

(3) The S&P 500 is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The S&P 500 is not the only index that may be used to characterize performance of this Portfolio, and other indexes may portray different comparative performance.


  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

================================================================================

Low Risk                                Fixed Income
                                        Balanced
                                        High Yield Bond
                                        DIVERSIFIED STOCK
High Risk                               Specialized
--------------------------------------------------------------------------------

Investment Goal

Seeks results that correspond to the price and yield performance of the S&P 500 Index.(3)

Types of Investments Primarily stocks in the S&P 500 Index.

Investment Style

This Portfolio attempts to hold the same stocks as the S&P 500 Index in approximately the same proportions. This Portfolio thus tends to reflect the general trends of the overall U.S. equity market.

================================================================================
S&P 500 Index--Total Return by Sector

                                                                  as of 12/31/97
                                                                  --------------
Finance                                                               48.7%
Consumer Growth/Staples                                               36.9%
Consumer Cyclical                                                     36.7%
Utilities                                                             35.9%
Technology                                                            27.1%
Energy                                                                25.6%
Industrials                                                           21.9%

S&P 500 Index                                                         33.4%
--------------------------------------------------------------------------------

Source: Prudential.

Performance Review.

The Stock Index Portfolio attempts to hold all 500 stocks included in the S&P 500 Index and attempts to duplicate its performance. Portfolio Manager John W. Moschberger manages the Portfolio by investing funds received while trying to minimize commissions and transaction costs.

Financial Services the Clear Leader. While technology stocks had an erratic year, financial stocks played the tortoise to their hare, finishing the year with a 49% gain. Savings and loans and integrated financial services/brokerages led the pack. Ahmanson and Great West both doubled in price while Merrill Lynch, Morgan Stanley Dean Witter, and Travelers each gained 80%. The Finance sector--which comprises about 17% of the S&P 500--rose relatively steadily throughout the year.

The consumer sectors, both cyclicals and growth/staple stocks, produced almost a 37% return. Together they represent more than a third of the S&P 500 value. Utilities finished the year in the same neighborhood--a 36% gain--after accelerating toward the end of the year when investors sought companies that would be relatively unaffected by events in Asia.

Industrials and Energy Trail. Industrials were the trailing sector, although in this exceptional year even the low end represented a 22% gain. The energy sector, only 8% of the S&P 500, rose 26% this year.

Technology Erratic. Technology stocks, the sometime high-flyers, had a very volatile year. At times they led the market. However, the weak aerospace/ defense industry and a fear of the impact of economic turmoil in Asia that dominated the fourth quarter combined to produce a 27% return for the year that was in the middle of the pack.


Outlook
PORTFOLIO MANAGER
John W. Moschberger

Stocks, Best Long-Term.

"Although stocks have historically provided the best long-term return of the major asset classes, their history also has included both up and down years. This is the first three-year run with returns above 20%. Good long-term investing practice should be based on realistic expectations, neither excessively high nor too fearful to ride out the inevitable rough spots."


[PHOTO]


PORTFOLIO MANAGER
John W. Moschberger


================================================================================
S&P 500 Index Composition
                                                                  as of 12/31/97
                                                                  --------------
Consumer Growth/Staples                                                 29%
Finance                                                                 17%
Technology                                                              15%
Industrials                                                             15%
Utilities                                                                9%
Energy                                                                   8%
Consumer Cyclical                                                        7%
--------------------------------------------------------------------------------

Source: Prudential. Holdings are subject to change.

================================================================================
Top Ten Holdings
                                                                  as of 12/31/97
                                                                  --------------
General Electric Co.                                                   3.1%
Coca-Cola Co.                                                          2.1%
Microsoft Corp.                                                        2.0%
Exxon Corp.                                                            1.9%
Merck & Co.                                                            1.6%
Royal Dutch Petroleum                                                  1.5%
Intel Corp.                                                            1.5%
Philip Morris Co.                                                      1.4%
Procter & Gamble Co.                                                   1.4%
IBM Inc.                                                               1.3%
--------------------------------------------------------------------------------

Source: Prudential. Holdings are subject to change.

Prudential
Equity Income Portfolio

Performance Summary.

Over the past year, your Portfolio gained 36.61%, seven percentage points above the Lipper (VIP) Equity Income Average of 29.47%.

The Equity Income Portfolio was the #1 fund of all Lipper Equity Income Variable Life and Variable Annuity contracts for both the one-year (1 out of 22 funds) and five-year periods(1 out of 5 funds)(2).

Your Portfolio had an outstanding year in 1997, outrunning a strongly rising Standard & Poor's 500 Index in a year in which most managed portfolios trailed it. Our value investing style may mean waiting for the average investor to appreciate what we've bought, but the reward for patience can be substantial when market prices catch up. This year, several elements of our investment strategy worked exceptionally well.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

================================================================================
Average Annual Returns Through December 31, 1997


                                       One        Three      Five        Since
                                       Year       Years      Years    Inception*
--------------------------------------------------------------------------------
Equity Income(1)                      36.61%     26.49%     20.22%      16.82%
--------------------------------------------------------------------------------
Lipper (VIP) Equity Income Aug.(2)    29.47%     26.79%     19.28%      15.46%
--------------------------------------------------------------------------------
S&P 500(3)                            33.35%     31.13%     20.25%      17.32%
--------------------------------------------------------------------------------

Equity Income Portfolio inception date: 2/19/88.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

================================================================================
$10,000 Invested Over Ten Years

             $39,851 Lipper (VIP)         $46,344 Equity            $48,100
            Equity Income Avg.(2)      Income Portfolio(1)         S&P 500(3)
            ---------------------      -------------------        ----------
1987           $10,000.00                 $10,000.00              $10,000.00
1988           $10,000.00                 $10,687.10              $10,000.00
1989           $12,437.60                 $12,744.10              $12,456.20
1990           $13,184.80                 $13,567.40              $14,504.70
1991           $13,825.20                 $14,949.50              $15,573.90
1992           $15,856.80                 $16,982.80              $17,659.30
1993           $18,811.50                 $21,337.70              $20,062.00
1994           $19,759.60                 $22,341.50              $20,343.00
1995           $23,558.60                 $26,129.50              $25,638.00
1996           $28,273.80                 $29,832.00              $32,298.70
1997           $37,070.30                 $39,852.30              $43,499.90
--------------------------------------------------------------------------------

* Lipper provides data on a monthly basis, so for comparative purposes the Lipper Average and Index since inception returns reflect the Portfolio's closest calendar month-end performance of 2/29/88.

(1) Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses but not product charges.

(2) The Lipper Variable Insurance Products (VIP) Equity Income Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns and rankings are net of investment fees and fund expenses but not product charges.

(3) The S&P 500 is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio. The S&P 500 is not the only index that may be used to characterize performance of this Portfolio, and other indexes may portray different comparative performance.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

================================================================================

Low Risk                                Fixed Income
                                        Balanced
                                        High Yield Bond
                                        DIVERSIFIED STOCK
High Risk                               Specialized
--------------------------------------------------------------------------------

Investment Goal

Current income and capital appreciation.

Types of Investments

Primarily stocks and convertible securities with prospects for income returns above those of the S&P 500.3

Investment Style

The Portfolio uses a "value" investment approach to companies that are attractively priced relative to book value, earnings, discretionary cash flow, sales and other measures of value.

Performance Review.

Security Brokerages Score Again. We bought brokerage firm stocks when many investors expected the stock market to lose steam and brokers' earnings to suffer. We had relatively large investments in Lehman Brothers (up 64%), Bear Stearns (up 82%), Paine Webber (up 87%) and Salomon (up 79% before being bought by The Travelers Group).

We Had the Right Energy Firms. Our energy stocks were focused on oil services and some integrated producers and they made a substantial contribution to our returns.

Metals Didn't Hold Up. Although many of our industrial stocks performed well, the sector as a whole was dragged down by our metals companies, including USX-Steel and several aluminum companies.

Strategy Session.

The Case for Industrials. For some time, we have felt that margins were being squeezed at the consumer end of the production chain and there was more room for earnings growth among the industrials. Some of our industrials--such as airlines, chemicals and electrical equipment manufacturers--have performed well this year. But overall the sector has suffered by investors' tendency to move where earnings have been relatively predictable in light of events in Asia. Some of the economically sensitive stocks we like have become quite inexpensive and we have bought more. Overall, industrials are now about a quarter of our Portfolio.

Financials Are Strong. We believe that the real estate firms we hold are just beginning a long process of introducing a more liquid and better managed structure to U.S. real estate ownership. Their earnings are also relatively buffered against an economic slowdown. We expect more gains from them.

The securities industry is still in the midst of a consolidation. This year, The Travelers Group bought one of our holdings, Salomon, and we benefited. Such purchases increase the value of the remaining targets. Our largest holding is Lehman Brothers.

Outlook
PORTFOLIO MANAGER
Warren E. Spitz

Securities Firms Attractively Priced.

"We are value investors, which means that we buy stocks that are inexpensive considering their projected earnings. For some time we've liked industrials. Their earnings are sensitive to the rate of economic growth and many investors refused to believe that the U.S. economy could continue to grow for so long. This fear of an economic slowdown grew acute at the end of 1997, bringing the prices of some industrial firms to exceptionally attractive levels. We stocked up while they were bargains. We are not trying to predict the future. The prices we paid were very low for the earnings these firms already are making. We expect them to provide a satisfactory return compared with other companies even in an economic slowdown. Their potential for price appreciation should their earnings hold or rise, however, is considerable."


[PHOTO]


PORTFOLIO MANAGER
Warren E. Spitz

================================================================================
Portfolio Composition
                                                                  as of 12/31/97
                                                                  --------------
Finance                                                                 32%
Industrials                                                             24%
Consumer Cyclical                                                       17%
Energy                                                                  10%
Cash                                                                     5%
Consumer Growth                                                          5%
Utilities                                                                4%
Technology                                                               3%
--------------------------------------------------------------------------------

Source: Prudential. Holdings are subject to change.

================================================================================
Top Ten Holdings
                                                                  as of 12/31/97
                                                                  --------------
Lehman Bros.                                                            4.4%
Equity Residential                                                      3.9%
McDermott International                                                 3.4%
Dow Chemical Corp.                                                      3.3%
RJR Nabisco                                                             3.1%
Crescent Real Estate                                                    3.1%
AMR Corp.                                                               2.9%
Chrysler Corp.                                                          2.4%
USX U.S. Steel Group                                                    2.3%
JC Penney Co.                                                           2.3%
--------------------------------------------------------------------------------

Source: Prudential. Holdings are subject to change.

Prudential
Equity Portfolio

Performance Summary.

Your Portfolio returned 24.66% in 1997, close behind the Lipper (VIP) Growth Average of 25.36% for the period. This was the third successive year of gains above 20%.

While your Portfolio participated in this year's stock market gains, it was held back by its large cash holding. In an investing climate not friendly to your Portfolio's value investing style, its return was close to the average because it had a strong focus on financial stocks that performed very well in 1997.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

================================================================================
Average Annual Returns Through December 31, 1997

                               One          Three        Five          Ten
                              Year          Years        Years        Years
--------------------------------------------------------------------------------
Equity(1)                     24.66%        24.71%       19.43%       17.53%
--------------------------------------------------------------------------------
Lipper (VIP) Growth Aug.(2)   25.36%        26.15%       17.27%       16.59%
--------------------------------------------------------------------------------
S&P 500(3)                    33.35%        31.13%       20.25%       18.02%
--------------------------------------------------------------------------------

Equity Portfolio inception date: 5/13/83.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

================================================================================
$10,000 Invested Over Ten Years

               $52,448                    $50,303           $46,590 Lipper (VIP)
              S&P 500(3)            Equity Portfolio(1)        Growth Avg.(2)
              ----------            -------------------        --------------
1987          $10,000.00                $10,000.00               $10,000.00
1988          $11,656.20                $11,705.30               $11,428.60
1989          $15,343.30                $15,184.70               $14,694.10
1990          $14,866.30                $14,393.60               $14,005.20
1991          $19,385.60                $18,137.50               $19,081.90
1992          $20,860.50                $20,704.50               $20,596.50
1993          $22,958.40                $25,232.50               $23,502.00
1994          $23,260.00                $25,933.20               $23,027.20
1995          $31,990.30                $34,047.80               $30,532.20
1996          $39,330.50                $40,353.30               $36,651.90
1997          $52,447.60                $50,303.50               $46,589.80
--------------------------------------------------------------------------------

(1) Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses but not product charges.

(2) The Lipper Variable Insurance Products (VIP) Growth Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.

(3) The S&P 500 is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio. The S&P 500 is not the only index that may be used to characterize performance of this Portfolio, and other indexes may portray different comparative performance.


  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

================================================================================

Low Risk                                Fixed Income
                                        Balanced
                                        High Yield Bond
                                        DIVERSIFIED STOCK
High Risk                               Specialized
--------------------------------------------------------------------------------

Investment Goal

Capital appreciation.

Types of Investments

Primarily stocks of major, established companies.

Investment Style

This Portfolio uses a "deep value" investment approach to invest in stocks believed to be temporarily undervalued relative to the companies' sales, earnings, book value and cash flow.

Performance Review.

Cash Again Held Us Back. By far the greatest drag on your Portfolio's performance was its large cash holding--about 25% through most of 1997. There was a scarcity of inexpensive stocks for much of the year, and the average stock was selling for a very high price considering its potential earnings growth. In this context, the cash is both a buffer against a market decline and a reserve for rapid action should better investment opportunities appear. In the fourth quarter, when many investors feared that events in Asia would slow the U.S. economy, more stocks were driven to bargain prices compared with the average stock. We reduced our cash holdings to about 17% at December 31.

Financial Services Pushed Us On. We had a focus on financial service companies. The strong stock market and consolidation in the industry both buoyed stock prices.

Strategy Session.

We Still Like Financial Companies. We had a focus on financial companies, but their performance in 1997 was mixed. Our investment banks/securities brokers and our savings and loans performed very well in 1997. Our large, money center banks--BankAmerica, Chase Manhattan and J. P. Morgan, kept up with the strongly rising market despite a turn against them in the fourth quarter when turmoil in Asia made investors uncertain about their future earnings. We believe that when the uncertainty is resolved their stocks should resume their growth, because their core businesses are sound.

Health care has been beaten down. We look for companies with excellent businesses in the long term, but ones whose stocks are inexpensive because investors are reacting to short-term problems. Right now, HMOs are in trouble because competition and government reimbursement pressure have capped prices, while costs are rising. The troubles here are industry wide, not poor management of any one company. It's in no one's interest to allow the industry as a whole to fail, so we expect these companies to have more pricing power in 1998. Currently, they are priced as if they didn't have the tremendous growth potential that they have.

Paper Makers Have Bottomed. For some time now, paper companies have been good value. Paper prices and company earnings had begun to rebound until the Asian economic crisis set them back. Asia accounts for a third of world paper consumption. Nonetheless, the industry is restructuring and paper demand will grow faster than new capacity. We think we've seen the bottom of their earnings cycle, and stock prices still are very low. The industry provides one of the better value opportunities available.

Outlook
PORTFOLIO MANAGER
Thomas R. Jackson

There Are More Values Now.

"The uncertainty in Asia has raised questions about the rate of economic growth in the United States. There is pressure on the stocks of companies whose earnings vary with economic growth (cyclicals). Investors have been moving toward industries with more predictable earnings growth. This means there are more value opportunities in the cyclical industries than there had been--so our cash holdings are down."


[PHOTO]


PORTFOLIO MANAGER
Thomas R. Jackson


================================================================================
Portfolio Composition
                                                                  as of 12/31/97
                                                                  --------------
Finance                                                                  28%
Cash                                                                     17%
Industrials                                                              14%
Consumer Cyclical                                                        13%
Consumer Growth                                                          10%
Utilities                                                                 8%
Energy                                                                    6%
Technology                                                                4%
---------------------------------------------------------------------------------

Source: Prudential. Holdings are subject to change.

================================================================================
Top Ten Holdings
                                                                  as of 12/31/97
                                                                  --------------
Morgan Stanley, Dean Witter,
  Discover & Co.                                                        3.1%
Loews Corp.                                                             3.1%
Chubb Corp.                                                             2.8%
Travelers Group                                                         2.7%
Elf Aquitane S.A.                                                       2.4%
AT&T Corp.                                                              2.0%
Dillard's Inc.                                                          1.9%
RJR Nabisco                                                             1.9%
SAFECO Corp.                                                            1.9%
Digital Equipment Corp.                                                 1.9%
--------------------------------------------------------------------------------

Source: Prudential. Holdings are subject to change.

Prudential
Prudential Jennison Portfolio

Performance Summary.

With the stock market rising strongly for the third straight year, your Portfolio returned 31.71%, six percentage points ahead of the Lipper (VIP) Growth Average (25.36%).

The largest contributors to your Portfolio's return in 1997 were health care and financial services stocks. Drug company stocks had an excellent year, while financials led the market in 1997 and were our second-largest sector focus.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

================================================================================
Average Annual Returns Through December 31, 1997

                                                  One              Since
                                                  Year           Inception*
--------------------------------------------------------------------------------
Prudential Jennison(1)                           31.71%            26.97%
--------------------------------------------------------------------------------
Lipper (VIP) Growth Aug.(2)                      25.36%            25.25%
--------------------------------------------------------------------------------
S&P 500(3)                                       33.35%            29.59%
--------------------------------------------------------------------------------

Prudential Jennison Portfolio inception date: 5/1/95.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

================================================================================
$10,000 Invested Since Inception*

               $18,916 Prudential       $17,815 Lipper (VIP)          $19,196
              Jennison Portfolio(1)        Growth Avg.(2)            S&P 500(3)
              ---------------------        --------------            ----------
1995               $11,275.80                $10,449.00              $10,231.90
1996               $13,494.40                $12,945.00              $12,890.10
1997               $16,801.00                $16,065.60              $17,360.40
--------------------------------------------------------------------------------

* Lipper provides data on a monthly basis, so for comparative purposes the Lipper Average and Index since inception returns reflect the Portfolio's closest calendar month-end performance of 4/30/95.

(1) Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses but not product charges.

(2) The Lipper Variable Insurance Products (VIP) Growth Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.

(3) The S&P 500 is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index that includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the S&P 500 may differ substantially from the securities in the Portfolio. The S&P 500 is not the only index that may be used to characterize performance of this Portfolio, and other indexes may portray different comparative performance.


  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

================================================================================

Low Risk                                Fixed Income
                                        Balanced
                                        High Yield Bond
                                        DIVERSIFIED STOCK
High Risk                               Specialized
--------------------------------------------------------------------------------

Investment Goal

Long-term growth of capital.

Types of Investments

Primarily common stocks of established companies with above-average growth prospects.

Investment Style

This Portfolio uses a "growth" investment style to invest in the common stocks of both mid-sized and large companies.

Performance Review.

Drugs for Financial Health. Several of the stocks we owned rose between 70% and 100% over the course of 1997, including Pfizer, Eli Lilly and Bristol-Myers Squibb.

Financials Pull Ahead. Our non-bank financial service stocks contributed substantially to our return, particularly MGIC Investment and UNUM and brokerages such as Charles Schwab and Morgan Stanley, Dean Witter, Discover.

Technology Was Mixed. The technology sector--our largest sector--had an up and down year. Stocks that contributed strongly to our performance included Dell and Compaq in computer manufacturing, SAP and Microsoft in software, and Cisco Systems in networking. Our holdings in 3Com and Ascend Communications detracted from our performance.

Strategy Session.

A Good Environment for Financials. A strong stock market means good business for brokerage firms. Consolidation of financial services also makes these firms attractive. In addition, when interest rates are low or falling, bank stocks historically have risen. Their business grows because borrowing is cheaper. Our ten largest holdings include companies in different industries in the top-performing financial sector: banks (Chase Manhattan), brokerages (Morgan Stanley, Dean Witter, Discover) and savings and loans (Washington Mutual).

Technology--Feast or Famine? Technology is our largest sector, although we are at the low end of our normal range of holdings. These stocks suffered in the fourth quarter as a result of investor uncertainty about the implications of the currency crisis and potential economic slowdown in Asia. We expect technology stocks to recover when investors look at earnings prospects more calmly. Compaq Computer and Cisco Systems are among our largest holdings and also among the largest contributors to our 1997 return. We expect Hewlett- Packard's growth to accelerate when it introduces its next generation of servers and printer technology.

Drugs--Lifesavers. We believe that the pressure for cost containment in health care works in favor of the drug industry. Although many people think of drugs as expensive, they are much cheaper than alternative forms of treatment and they often can obviate more expensive care. Pharmaceuticals are our largest industry focus and the broader health care sector was our performance leader in 1997.

Outlook
PORTFOLIO MANAGER
David T. Poiesz

Returns Look Good.

"I want to own stocks of companies that will produce a portfolio that can increase earnings about 20% every year. We use a 12 to 18 month time horizon when evaluating stocks. We like to find companies where an earnings disappointment or short-term controversy has knocked down the share price or where business is improving and not yet fully recognized. Then we get a bargain. We focus on the fundamentals of the business and try not to be misled by earnings setbacks that are only temporary.

"We think our retailers have considerable potential. For example, we own Sears Roebuck and Kohl's Department stores. The latter is a seven-state chain of retailers oriented to mid-priced apparel. Its stores are friendly and efficient and we see them expanding nationwide."


[PHOTO]


PORTFOLIO MANAGER
David T. Poiesz


================================================================================
Portfolio Composition
                                                                  as of 12/31/97
                                                                  --------------
Technology                                                              27%
Finance                                                                 18%
Goods and Services                                                      14%
Consumer Staples                                                        14%
Health Care                                                             13%
Capital Spending                                                         7%
Cash                                                                     3%
Basic Materials                                                          2%
Energy                                                                   2%
--------------------------------------------------------------------------------

Source: Prudential. Holdings are subject to change.

================================================================================
Top Ten Holdings
                                                                  as of 12/31/97
                                                                  --------------
Pfizer, Inc.                                                            3.6%
General Electric Co.                                                    2.5%
Chase Manhattan Corp.                                                   2.3%
Walt Disney Co.                                                         2.3%
Compaq Computer Corp.                                                   2.3%
Hewlett-Packard Co.                                                     2.2%
Morgan Stanley, Dean Witter,
  Discover & Co.                                                        2.0%
Cisco Systems, Inc.                                                     2.0%
Monsanto Co.                                                            2.0%
Washington Mutual, Inc.                                                 1.9%
--------------------------------------------------------------------------------

Source: Prudential. Holdings are subject to change.

Prudential
Global Portfolio

Performance Summary.

Your Portfolio returned 6.98% in 1997, trailing the 13.24% gain of the Lipper
(VIP) Global Average.

In 1997, the strongest stock market in the world was the U.S. market, and we were underrepresented there, because we thought U.S. stocks were expensive. A midyear halt to the Japanese economic recovery also hurt our return. So did the economic turmoil in Southeast Asia, which led investors to avoid the technology, telecommunications and general manufacturing companies that we owned, because they feared that an Asian slowdown would squeeze earnings.

The Portfolio may invest in foreign securities. Foreign investments are subject to the risk of currency fluctuation and the impact of social, political and economic change.

================================================================================
Average Annual Returns Through December 31, 1997

                                  One          Three       Five         Since
                                  Year         Years       Years      Inception*
--------------------------------------------------------------------------------
Global(1)                          6.98%       14.05%      15.10%       10.10%
--------------------------------------------------------------------------------
Lipper (VIP) Global Aug.(2)       13.24%       15.32%      14.38%       11.10%
--------------------------------------------------------------------------------
Morgan Stanley World Index(3)     16.23%       17.14%      15.88%       10.81%
--------------------------------------------------------------------------------

Global Portfolio inception date: 9/19/88.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

================================================================================
$10,000 Invested Since Inception*

                  $24,416          $26,821 Lipper (VIP)       $25,837 Morgan
             Global Portfolio(1)      Global Avg.(2)     Stanley World Index(3)
             -------------------      --------------     ----------------------
1988          $10,857.00               $10,333.90                $11,142.40
1989          $12,900.40               $12,488.30                $13,058.20
1990          $11,235.30               $11,748.30                $10,901.20
1991          $12,515.10               $13,710.70                $12,968.90
1992          $12,086.20               $13,758.00                $12,364.60
1993          $17,301.80               $18,172.00                $15,224.40
1994          $16,455.80               $17,962.40                $16,074.20
1995          $19,068.60               $20,575.10                $19,500.70
1996          $22,823.70               $23,948.30                $22,230.00
1997          $24,416.10               $26,821.40                $25,837.30
--------------------------------------------------------------------------------

* Lipper provides data on a monthly basis, so for comparative purposes the Lipper Average and Index since inception returns reflect the Portfolio's closest calendar month-end performance of 9/30/88.

(1) Past performance is not predictive of future performance. Portfolio performance is net of investment fees and fund expenses but not product charges.

(2) The Lipper Variable Insurance Products (VIP) Global Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses but not product charges.

(3) The Morgan Stanley Index is a weighted index comprised of approximately 1,500 companies listed on the stock exchanges of the U.S.A., Europe, Canada, Australia, New Zealand and the Far East. The combined market capitalization of these companies represents approximately 60% of the aggregate market value of the stock exchanges in the countries comprising the World Index. The World Index is an unmanaged index that includes the reinvestment of all dividends but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Portfolio. The securities that comprise the World Index may differ substantially from the securities in the Portfolio. The World Index is not the only index that may be used to characterize performance of global funds, and other indexes may portray different comparative performance.


  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

================================================================================

Low Risk                                Fixed Income
                                        Balanced
                                        High Yield Bond
                                        DIVERSIFIED STOCK
High Risk                               Specialized
--------------------------------------------------------------------------------

Investment Goal

Long-term growth of capital.

Types of Investments

Primarily common stock and common stock equivalents of U.S. and foreign corporations.

Investment Style

This Portfolio uses a "growth" investment approach, coupled with a theme-oriented view of the markets, to identify companies that seem best positioned to take advantage of global changes.

Performance Review.

Location, Location, Location. This year, where you owned stocks was more important than which stocks you owned. In southeast Asia, economies became overheated. The Japanese economy was emerging from the doldrums. Europe continued its slow progress into an expansion and the mature U.S. economic cycle was in extended cruising mode. Our performance suffered because we held too much in Japan and too little in the U.S.

Asia was in crisis. We were wrong on the direction of the Japanese economy. Most investors continued to favor the most well known Japanese stocks: exporters such as Toyota. The downturn in Japan and the surprising spread of the problems of Thailand and Malaysia had consequences in unexpected places.

We were focused on Europe. We thought Continental Europe was the place to be and we benefited from our holdings there.

Strategy Session.

A Turning Point in Asia. We thought that Japan was going to emerge from its prolonged economic lethargy and accordingly invested in companies that would benefit from greater domestic spending. However, in April the Japanese government increased its consumption tax, destroying consumer confidence and stalling Japan's economic recovery.

To make things worse, credit and currency problems in Thailand and Malaysia became acute, prompting a widespread investor flight from emerging market countries and reducing the market for Japanese export goods. We generally have avoided the most overheated economies in Southeast Asia and are likely to stay out until conditions stabilize. We also are reducing our holdings in Japan and are less focused on companies that would benefit from an economic recovery there.

And in Europe. The prospect of European economic union and the example of U.S. firms have produced widespread restructuring of European companies to improve their productivity. Several industries are being transformed by new levels of entrepreneurialism. For example, we benefited from owning Telecom Italia Mobile--a partly state-owned, but well-managed, mobile telephone company in Italy--and Hennes & Mauritz--a multinational specialty retailer, Sweden's largest. The latter is expanding rapidly in Germany, where its small stores with stylish merchandise compete with large, sluggish department stores.

The U.S. Economy is Still Attractive. We have increased our holdings in the United States because its economy and stock market are more stable than elsewhere. We are focusing on companies that will not face competition from southeast Asian products, where currency devaluations have created formidable rivals. We added retailers and health care to our existing focuses on technology and leisure companies. We believe current stock prices for our technology holdings are very low and they will rise when the true, modest, magnitude of the impact of Asian problems on their earnings becomes more widely appreciated.

Outlook

PORTFOLIO MANAGER
Daniel J. Duane

Different Paths for Japan and Europe.

"Europe is in an accelerating stage of its economic cycle and large companies are reaping the productivity benefits of reorganizations. We expect the kind of well-managed companies we have been buying to continue their growth in the year ahead. Europe does less trade with Asia than either the U.S. or Japan, so the impact of an Asian slowdown should be smaller. Low interest rates and the benefits of a unified monetary system and market also bode well for European growth companies."


[PHOTO]


PORTFOLIO MANAGER
Daniel J. Duane


================================================================================
Geographic Allocation
                                                                  as of 12/31/97
                                                                  --------------
United States                                                          39%
Continental Europe                                                     28%
United Kingdom                                                         15%
Cash                                                                    7%
Japan                                                                   5%
Pacific Basin                                                           3%
Australia                                                               3%
--------------------------------------------------------------------------------

Source: Prudential. Holdings are subject to change.

================================================================================
Top Ten Holdings
                                                                  as of 12/31/97
                                                                  --------------
Telecom Italia Mobile                                                  3.1%
Vodafone Group                                                         3.1%
Bank of Ireland                                                        2.7%
Cisco Systems Inc.                                                     2.3%
Mobil Corp.                                                            2.1%
Nokia                                                                  2.0%
Banco Central Hisp.                                                    2.0%
Brambles Inds. Ltd.                                                    1.9%
Wells Fargo & Co.                                                      1.9%
Time Warner Inc.                                                       1.9%
--------------------------------------------------------------------------------

Source: Prudential. Holdings are subject to change.

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                             MONEY MARKET PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997
  ASSETS
    Investments (amortized cost
      $654,059,056)............................  $  654,059,056
    Cash.......................................      13,970,702
    Interest receivable........................       4,191,789
                                                 --------------
      Total Assets.............................     672,221,547
                                                 --------------
  LIABILITIES
    Payable for investments purchased..........      13,969,161
    Payable to investment adviser..............         660,450
    Accrued expenses...........................         129,796
                                                 --------------
      Total Liabilities........................      14,759,407
                                                 --------------
  NET ASSETS...................................  $  657,462,140
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $      657,462
      Paid-in capital, in excess of par........     656,804,678
                                                 --------------
    Net assets, December 31, 1997..............  $  657,462,140
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 65,746,214 outstanding shares of
      common stock (authorized 150,000,000
      shares)..................................  $        10.00
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1997
  INVESTMENT INCOME
    Interest...................................  $    38,030,378
                                                 ---------------
  EXPENSES
    Investment advisory fee....................        2,667,947
    Custodian expense..........................           83,000
    Accounting fees............................           46,000
    Shareholders' reports......................           45,000
    Audit fees.................................           12,000
    Directors' fees............................            2,800
    Legal fees.................................              500
    Miscellaneous expenses.....................              935
                                                 ---------------
      Total Expenses...........................        2,858,182
    Less: Custodian fee credit.................          (42,342)
                                                 ---------------
      Net Expenses.............................        2,815,840
                                                 ---------------
  NET INVESTMENT INCOME........................       35,214,538
                                                 ---------------

  NET REALIZED GAIN ON INVESTMENTS.............           13,511
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $    35,228,049
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    YEARS ENDED DECEMBER 31,
                                                                                             ---------------------------------------
                                                                                                    1997                1996
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $     35,214,538     $    31,843,235
    Net realized gain on investments.......................................................             13,511               1,246
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................         35,228,049          31,844,481
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................        (35,214,538)        (31,843,235)
    Distributions from net realized capital gains..........................................            (13,511)             (1,246)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................        (35,228,049)        (31,844,481)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [22,888,771 and 18,464,400 shares, respectively]....................        228,887,710         184,644,000
    Capital stock issued in reinvestment of dividends and distributions [3,522,805 and
     3,184,448 shares, respectively].......................................................         35,228,049          31,844,481
    Capital stock repurchased [(27,542,174) and (16,104,000) shares, respectively].........       (275,421,740)       (161,040,000)
                                                                                             ------------------  -------------------
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS..............        (11,305,981)         55,448,481
                                                                                             ------------------  -------------------
  TOTAL INCREASE (DECREASE) IN NET ASSETS..................................................        (11,305,981)         55,448,481
  NET ASSETS:
    Beginning of year......................................................................        668,768,121         613,319,640
                                                                                             ------------------  -------------------
    End of year............................................................................   $    657,462,140     $   668,768,121
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A1

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                           DIVERSIFIED BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997
  ASSETS
    Investments, at value (cost:
      $790,639,568)............................  $  803,286,169
    Cash.......................................             880
    Interest receivable........................      14,128,219
    Receivable for capital stock sold..........         430,653
                                                 --------------
      Total Assets.............................     817,845,921
                                                 --------------
  LIABILITIES
    Payable to investment adviser..............         797,254
    Due to broker -- variation margin..........         214,531
    Accrued expenses...........................         127,405
                                                 --------------
      Total Liabilities........................       1,139,190
                                                 --------------
  NET ASSETS...................................  $  816,706,731
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $      740,989
      Paid-in capital, in excess of par........     800,244,621
                                                 --------------
                                                    800,985,610
    Undistributed net investment income........         229,159
    Accumulated net realized gain on
      investments..............................       3,308,830
    Net unrealized appreciation on
      investments..............................      12,183,132
                                                 --------------
    Net assets, December 31, 1997..............  $  816,706,731
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 74,098,859 outstanding shares of
      common stock (authorized 150,000,000
      shares)..................................  $        11.02
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1997
  INVESTMENT INCOME
    Interest...................................  $    56,691,387
                                                 ---------------
  EXPENSES
    Investment advisory fee....................        2,981,884
    Accounting fees............................          107,000
    Custodian expense..........................           79,500
    Shareholders' reports......................           20,000
    Audit fees.................................           11,000
    Directors' fees............................            2,800
    Legal fees.................................            1,000
    Miscellaneous expenses.....................            1,222
                                                 ---------------
      Total Expenses...........................        3,204,406
    Less: Custodian fee credit.................          (44,514)
                                                 ---------------
      Net Expenses.............................        3,159,892
                                                 ---------------
  NET INVESTMENT INCOME........................       53,531,495
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain (loss) on:
      Investments..............................       13,721,305
      Futures contracts........................       (4,526,384)
                                                 ---------------
                                                       9,194,921
                                                 ---------------
    Net change in unrealized appreciation on:
      Investments..............................       (1,767,311)
      Futures contracts........................         (463,469)
                                                 ---------------
                                                      (2,230,780)
                                                 ---------------
  NET GAIN ON INVESTMENTS......................        6,964,141
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $    60,495,636
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    YEARS ENDED DECEMBER 31,
                                                                                             ---------------------------------------
                                                                                                    1997                1996
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $     53,531,495     $    46,726,825
    Net realized gain on investments.......................................................          9,194,921           3,227,785
    Net change in unrealized appreciation on investments...................................         (2,230,780)        (18,849,028)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................         60,495,636          31,105,582
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................        (55,359,529)        (44,766,756)
    Distributions from net realized capital gains..........................................         (9,016,752)                 --
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................        (64,376,281)        (44,766,756)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [11,468,488 and 7,068,417 shares, respectively].....................        127,691,138          78,594,183
    Capital stock issued in reinvestment of dividends and distributions [5,812,573 and
     4,117,675 shares, respectively].......................................................         64,376,281          44,766,756
    Capital stock repurchased [(8,269,292) and (4,070,327) shares, respectively]...........        (91,696,624)        (45,319,610)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................        100,370,795          78,041,329
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................         96,490,150          64,380,155
  NET ASSETS:
    Beginning of year......................................................................        720,216,581         655,836,426
                                                                                             ------------------  -------------------
    End of year............................................................................   $    816,706,731     $   720,216,581
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A2

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                        CONSERVATIVE BALANCED PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997
  ASSETS
    Investments, at value (cost:
      $4,491,825,742)..........................  $4,696,024,117
    Cash.......................................           2,749
    Interest and dividends receivable..........      60,006,370
                                                 --------------
      Total Assets.............................   4,756,033,236
                                                 --------------
  LIABILITIES
    Payable to investment adviser..............       6,725,610
    Payable for investments purchased..........       3,573,515
    Due to broker -- variation margin..........         653,438
    Accrued expenses...........................         546,540
    Payable for capital stock repurchased......         302,094
                                                 --------------
      Total Liabilities........................      11,801,197
                                                 --------------
  NET ASSETS...................................  $4,744,232,039
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $    3,169,112
      Paid-in capital, in excess of par........   4,500,747,938
                                                 --------------
                                                  4,503,917,050
    Undistributed net investment income........         949,046
    Accumulated net realized gain on
      investments..............................      36,942,793
    Net unrealized appreciation on
      investments..............................     202,423,150
                                                 --------------
    Net assets, December 31, 1997..............  $4,744,232,039
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 316,911,160 outstanding shares of
      common stock (authorized 350,000,000
      shares)..................................  $        14.97
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1997
  INVESTMENT INCOME
    Dividends (net of $187,480 foreign
      withholding tax).........................  $    19,377,627
    Interest...................................      216,743,419
                                                 ---------------
                                                     236,121,046
                                                 ---------------
  EXPENSES
    Investment advisory fee....................       25,757,735
    Custodian expense..........................          281,000
    Shareholders' reports......................          169,000
    Accounting fees............................          101,000
    Audit fees.................................           67,000
    Legal fees.................................            3,000
    Directors' fees............................            3,000
    Miscellaneous expenses.....................              923
                                                 ---------------
      Total Expenses...........................       26,382,658
    Less: Custodian fee credit.................         (166,162)
                                                 ---------------
      Net Expenses.............................       26,216,496
                                                 ---------------
  NET INVESTMENT INCOME........................      209,904,550
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain (loss) on:
      Investments..............................      546,046,706
      Futures contracts........................      (20,841,176)
      Short sales..............................          (30,344)
                                                 ---------------
                                                     525,175,186
                                                 ---------------
    Net change in unrealized appreciation on:
      Investments..............................     (145,915,485)
      Futures contracts........................       (1,775,225)
      Short sales..............................       (1,139,560)
                                                 ---------------
                                                    (148,830,270)
                                                 ---------------
  NET GAIN ON INVESTMENTS......................      376,344,916
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   586,249,466
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                    YEARS ENDED DECEMBER 31,
                                                                                             ---------------------------------------
                                                                                                    1997                1996
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $    209,904,550     $   173,283,574
    Net realized gain on investments.......................................................        525,175,186         270,107,246
    Net change in unrealized appreciation on investments...................................       (148,830,270)         61,403,321
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................        586,249,466         504,794,141
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS
    Dividends from net investment income...................................................       (209,004,256)       (174,034,704)
    Dividends in excess of net investment income...........................................                 --             (41,632)
    Distributions from net realized capital gains..........................................       (518,358,296)       (273,551,593)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................       (727,362,552)       (447,627,929)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [4,585,160 and 10,561,256 shares, respectively].....................         74,015,405         167,668,924
    Capital stock issued in reinvestment of dividends and distributions [47,801,252 and
     29,086,855 shares, respectively]......................................................        727,362,552         447,627,929
    Capital stock repurchased [(24,112,955) and (8,429,995) shares, respectively]..........       (394,841,365)       (134,428,797)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................        406,536,592         480,868,056
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................        265,423,506         538,034,268
  NET ASSETS:
    Beginning of year......................................................................      4,478,808,533       3,940,774,265
                                                                                             ------------------  -------------------
    End of year............................................................................   $  4,744,232,039     $ 4,478,808,533
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A3

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                           FLEXIBLE MANAGED PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997
  ASSETS
    Investments, at value (cost:
      $5,050,966,053)..........................  $5,471,387,547
    Cash.......................................          15,631
    Interest and dividends receivable..........      40,850,547
    Receivable for investments sold............             294
                                                 --------------
      Total Assets.............................   5,512,254,019
                                                 --------------
  LIABILITIES
    Payable for investments purchased..........      12,760,562
    Payable to investment adviser..............       8,471,572
    Accrued expenses...........................         654,878
    Due to broker -- variation margin..........         203,828
    Payable for capital stock repurchased......          21,085
                                                 --------------
      Total Liabilities........................      22,111,925
                                                 --------------
  NET ASSETS...................................  $5,490,142,094
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $    3,177,111
      Paid-in capital, in excess of par........   4,984,889,353
                                                 --------------
                                                  4,988,066,464
    Undistributed net investment income........         768,864
    Accumulated net realized gain on
      investments..............................      82,447,694
    Net unrealized appreciation on
      investments..............................     418,859,072
                                                 --------------
    Net assets, December 31, 1997..............  $5,490,142,094
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 317,711,061 outstanding shares of
      common stock (authorized 350,000,000
      shares)..................................  $        17.28
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1997
  INVESTMENT INCOME
    Dividends (net of $810,090 foreign
      withholding tax).........................  $    35,833,891
    Interest...................................      156,549,837
                                                 ---------------
                                                     192,383,728
                                                 ---------------
  EXPENSES
    Investment advisory fee....................       31,740,440
    Custodian expense..........................          477,000
    Shareholders' reports......................          212,000
    Accounting fees............................           94,000
    Audit fees.................................           72,000
    Legal fees.................................            4,000
    Directors' fees............................            3,000
    Miscellaneous expenses.....................            1,971
                                                 ---------------
      Total Expenses...........................       32,604,411
    Less: Custodian fee credit.................         (284,638)
                                                 ---------------
      Net Expenses.............................       32,319,773
                                                 ---------------
  NET INVESTMENT INCOME........................      160,063,955
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain (loss) on:
      Investments..............................      867,141,418
      Futures contracts........................         (499,159)
      Short sales..............................        1,049,655
                                                 ---------------
                                                     867,691,914
                                                 ---------------
    Net change in unrealized appreciation on:
      Investments..............................     (160,872,103)
      Futures contracts........................       (1,562,422)
      Short sales..............................       (1,168,571)
                                                 ---------------
                                                    (163,603,096)
                                                 ---------------
  NET GAIN ON INVESTMENTS......................      704,088,818
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   864,152,773
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    YEARS ENDED DECEMBER 31,
                                                                                             ---------------------------------------
                                                                                                    1997                1996
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $    160,063,955     $   139,211,865
    Net realized gain on investments.......................................................        867,691,914         408,046,131
    Net change in unrealized appreciation on investments...................................       (163,603,096)         41,728,823
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................        864,152,773         588,986,819
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................       (159,343,911)       (142,089,785)
    Distributions from net realized capital gains..........................................       (823,214,223)       (458,909,559)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................       (982,558,134)       (600,999,344)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [4,859,580 and 8,998,637 shares, respectively]......................         92,765,042         166,455,957
    Capital stock issued in reinvestment of dividends and distributions [56,453,647 and
     34,012,173 shares, respectively]......................................................        982,558,134         600,999,344
    Capital stock repurchased [(18,791,325) and (6,420,074) shares, respectively]..........       (363,698,408)       (119,724,926)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................        711,624,768         647,730,375
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................        593,219,407         635,717,850
  NET ASSETS:
    Beginning of year......................................................................      4,896,922,687       4,261,204,837
                                                                                             ------------------  -------------------
    End of year............................................................................   $  5,490,142,094     $ 4,896,922,687
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A4

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                           HIGH YIELD BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997
  ASSETS
    Investments, at value (cost:
      $551,773,633)............................  $  562,701,784
    Cash.......................................       9,588,705
    Interest and dividends receivable..........      11,028,778
    Receivable for investments sold............         918,120
                                                 --------------
      Total Assets.............................     584,237,387
                                                 --------------
  LIABILITIES
    Payable for investments purchased..........      14,754,249
    Payable to investment adviser..............         738,097
    Accrued expenses...........................          69,963
                                                 --------------
      Total Liabilities........................      15,562,309
                                                 --------------
  NET ASSETS...................................  $  568,675,078
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $      698,191
      Paid-in capital, in excess of par........     562,703,961
                                                 --------------
                                                    563,402,152
    Undistributed net investment income........         735,254
    Accumulated net realized loss on
      investments..............................      (6,390,479)
    Net unrealized appreciation on
      investments..............................      10,928,151
                                                 --------------
    Net assets, December 31, 1997..............  $  568,675,078
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 69,819,106 outstanding shares of
      common stock (authorized 100,000,000
      shares)..................................  $         8.14
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1997
  INVESTMENT INCOME
    Interest...................................  $    48,438,901
    Dividends..................................        2,026,846
                                                 ---------------
                                                      50,465,747
                                                 ---------------
  EXPENSES
    Investment advisory fee....................        2,679,304
    Custodian expense..........................           79,000
    Accounting fees............................           68,000
    Shareholders' reports......................           18,000
    Audit fee..................................            6,000
    Directors' fees............................            3,000
    Legal fees.................................              300
    Miscellaneous expenses.....................              903
                                                 ---------------
      Total Expenses...........................        2,854,507
    Less: Custodian fee credit.................          (64,527)
                                                 ---------------
      Net Expenses.............................        2,789,980
                                                 ---------------
  NET INVESTMENT INCOME........................       47,675,767
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain on investments...........       15,354,840
    Net change in unrealized appreciation on
      investments..............................         (144,633)
                                                 ---------------
  NET GAIN ON INVESTMENTS......................       15,210,207
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $    62,885,974
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    YEARS ENDED DECEMBER 31,
                                                                                             ---------------------------------------
                                                                                                    1997                1996
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $     47,675,767     $    39,424,947
    Net realized gain (loss) on investments................................................         15,354,840          (1,288,395)
    Net change in unrealized appreciation on investments...................................           (144,633)          4,580,936
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................         62,885,974          42,717,488
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS
    Dividends from net investment income...................................................        (47,277,841)        (39,126,995)
    Dividends in excess of net investment income...........................................                 --            (495,859)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................        (47,277,841)        (39,622,854)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [18,324,520 and 5,685,336 shares, respectively].....................        149,154,244          45,754,000
    Capital stock issued in reinvestment of dividends and distributions [5,847,594 and
     5,088,084 shares, respectively].......................................................         47,277,841          39,622,854
    Capital stock repurchased [(9,372,701) and (2,919,156) shares, respectively]...........        (76,232,015)        (23,514,000)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................        120,200,070          61,862,854
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................        135,808,203          64,957,488
  NET ASSETS:
    Beginning of year......................................................................        432,866,875         367,909,387
                                                                                             ------------------  -------------------
    End of year............................................................................   $    568,675,078     $   432,866,875
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A5

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                             STOCK INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997
  ASSETS
    Investments, at value (cost:
      $1,467,986,080)..........................  $2,452,933,864
    Interest and dividends receivable..........       3,244,896
    Receivable for capital stock sold..........         486,793
                                                 --------------
      Total Assets.............................   2,456,665,553
                                                 --------------
  LIABILITIES
    Payable for investments purchased..........       6,152,798
    Payable to investment adviser..............       2,079,794
    Accrued expenses...........................         222,585
    Due to broker -- variation margin..........          19,150
                                                 --------------
      Total Liabilities........................       8,474,327
                                                 --------------
  NET ASSETS...................................  $2,448,191,226
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $      810,134
      Paid-in capital, in excess of par........   1,455,746,577
                                                 --------------
                                                  1,456,556,711
    Undistributed net investment income........         304,262
    Accumulated net realized gain on
      investments..............................       5,874,119
    Net unrealized appreciation on
      investments..............................     985,456,134
                                                 --------------
    Net assets, December 31, 1997..............  $2,448,191,226
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 81,013,397 outstanding shares of
      common stock (authorized 100,000,000
      shares)..................................  $        30.22
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1997
  INVESTMENT INCOME
    Dividends (net of $243,027 foreign
      withholding tax).........................  $    34,578,154
    Interest...................................        4,314,396
                                                 ---------------
                                                      38,892,550
                                                 ---------------
  EXPENSES
    Investment advisory fee....................        7,121,699
    Shareholders' reports......................          126,000
    Accounting fees............................          115,000
    Custodian expense..........................           47,000
    Audit fees.................................           26,000
    Directors' fees............................            3,000
    Legal fees.................................            1,000
    Miscellaneous expenses.....................            1,448
                                                 ---------------
      Total Expenses...........................        7,441,147
    Less: Custodian fee credit.................           (8,173)
                                                 ---------------
      Net Expenses.............................        7,432,974
                                                 ---------------
  NET INVESTMENT INCOME........................       31,459,576
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain on:
      Investments..............................       57,018,822
      Futures contracts........................       17,002,563
                                                 ---------------
                                                      74,021,385
                                                 ---------------
    Net change in unrealized appreciation on:
      Investments..............................      451,770,825
      Futures contracts........................         (207,850)
                                                 ---------------
                                                     451,562,975
                                                 ---------------
  NET GAIN ON INVESTMENTS......................      525,584,360
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   557,043,936
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    YEARS ENDED DECEMBER 31,
                                                                                             ---------------------------------------
                                                                                                    1997                1996
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $     31,459,576     $    24,969,455
    Net realized gain on investments.......................................................         74,021,385          12,465,185
    Net change in unrealized appreciation on investments...................................        451,562,975         226,522,837
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................        557,043,936         263,957,477
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS
    Dividends from net investment income...................................................        (31,155,314)        (25,100,782)
    Distributions from net realized capital gains..........................................        (67,389,823)        (17,273,757)
    Distributions in excess of net realized capital gains..................................                 --            (196,333)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................        (98,545,137)        (42,570,872)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [17,248,797 and 14,156,009 shares, respectively]....................        484,303,403         310,087,550
    Capital stock issued in reinvestment of dividends and distributions [3,309,920 and
     1,875,670 shares, respectively].......................................................         98,545,137          42,570,872
    Capital stock repurchased [(6,144,732) and (1,109,676) shares, respectively]...........       (174,536,420)        (23,942,788)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................        408,312,120         328,715,634
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................        866,810,919         550,102,239
  NET ASSETS:
    Beginning of year......................................................................      1,581,380,307       1,031,278,068
                                                                                             ------------------  -------------------
    End of year............................................................................   $  2,448,191,226     $ 1,581,380,307
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A6

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                            EQUITY INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997
  ASSETS
    Investments, at value (cost:
      $1,533,057,472)..........................  $2,032,553,684
    Cash.......................................           1,153
    Interest and dividends receivable..........       5,671,121
                                                 --------------
      Total Assets.............................   2,038,225,958
                                                 --------------
  LIABILITIES
    Payable for investments purchased..........       6,349,449
    Payable to investment adviser..............       1,968,342
    Accrued expenses...........................         152,278
                                                 --------------
      Total Liabilities........................       8,470,069
                                                 --------------
  NET ASSETS...................................  $2,029,755,889
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $      906,652
      Paid-in capital, in excess of par........   1,489,478,733
                                                 --------------
                                                  1,490,385,385
    Undistributed net investment income........       4,445,611
    Accumulated net realized gain on
      investments..............................      35,428,681
    Net unrealized appreciation on
      investments..............................     499,496,212
                                                 --------------
    Net assets, December 31, 1997..............  $2,029,755,889
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 90,665,193 outstanding shares of
      common stock (authorized 150,000,000
      shares)..................................  $        22.39
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1997
  INVESTMENT INCOME
    Dividends (net of $533,835 foreign
      withholding tax).........................  $    48,458,837
    Interest...................................        6,190,866
                                                 ---------------
                                                      54,649,703
                                                 ---------------
  EXPENSES
    Investment advisory fee....................        6,601,602
    Accounting fees............................           86,000
    Shareholders' reports......................           65,000
    Custodian expense..........................           50,000
    Audit fees.................................           22,000
    Directors' fee.............................            3,000
    Legal fees.................................            1,000
    Miscellaneous expenses.....................              918
                                                 ---------------
      Total Expenses...........................        6,829,520
    Less: Custodian fee credit.................          (30,193)
                                                 ---------------
      Net Expenses.............................        6,799,327
                                                 ---------------
  NET INVESTMENT INCOME........................       47,850,376
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
    Net realized gain on investments...........      209,283,667
    Net change in unrealized appreciation on
      investments..............................      251,369,014
                                                 ---------------
  NET GAIN ON INVESTMENTS......................      460,652,681
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $   508,503,057
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    YEARS ENDED DECEMBER 31,
                                                                                             ---------------------------------------
                                                                                                    1997                1996
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $     47,850,376     $    40,888,718
    Net realized gain on investments.......................................................        209,283,667          35,305,154
    Net change in unrealized appreciation on investments...................................        251,369,014         167,448,548
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................        508,503,057         243,642,420
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS
    Dividends from net investment income...................................................        (43,537,704)        (49,702,706)
    Distributions from net realized capital gains..........................................       (179,961,221)        (35,958,853)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................       (223,498,925)        (85,661,559)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [11,266,195 and 3,768,657 shares, respectively].....................        253,831,217          65,526,000
    Capital stock issued in reinvestment of dividends and distributions [10,153,692 and
     4,848,028 shares, respectively].......................................................        223,498,925          85,661,559
    Capital stock repurchased [(4,416,916) and (3,172,162) shares, respectively]...........        (96,053,000)        (55,657,000)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................        381,277,142          95,530,559
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................        666,281,274         253,511,420
  NET ASSETS:
    Beginning of year......................................................................      1,363,474,615       1,109,963,195
                                                                                             ------------------  -------------------
    End of year............................................................................   $  2,029,755,889     $ 1,363,474,615
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A7

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                                EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997
  ASSETS
    Investments, at value (cost:
      $4,198,636,403)..........................  $6,025,444,474
    Cash.......................................          77,594
    Interest and dividends receivable..........      14,912,488
    Receivable for investments sold............       2,093,331
    Receivable for capital stock sold..........         486,261
                                                 --------------
      Total Assets.............................   6,043,014,148
                                                 --------------
  LIABILITIES
    Payable for investments purchased..........      11,649,933
    Payable to investment adviser..............       6,897,764
    Accrued expenses...........................         486,420
                                                 --------------
      Total Liabilities........................      19,034,117
                                                 --------------
  NET ASSETS...................................  $6,023,980,031
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $    1,938,894
      Paid-in capital, in excess of par........   4,163,259,125
                                                 --------------
                                                  4,165,198,019
    Undistributed net investment income........         919,002
    Accumulated net realized gain on
      investments..............................      31,068,956
    Net unrealized appreciation on investments
      and foreign currencies...................   1,826,794,054
                                                 --------------
    Net assets, December 31, 1997..............  $6,023,980,031
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 193,889,401 outstanding shares of
      common stock (authorized 250,000,000
      shares)..................................  $        31.07
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1997
  INVESTMENT INCOME
    Dividends (net of $1,062,630 foreign
      withholding tax).........................  $    80,559,590
    Interest...................................       70,049,162
                                                 ---------------
                                                     150,608,752
                                                 ---------------
  EXPENSES
    Investment advisory fee....................       24,840,379
    Shareholders' reports......................          249,000
    Custodian expense..........................          122,000
    Accounting fees............................           83,000
    Audit fees.................................           75,000
    Legal fees.................................            4,000
    Directors' fees............................            2,800
    Miscellaneous expenses.....................            1,561
                                                 ---------------
      Total Expenses...........................       25,377,740
    Less: Custodian fee credit.................          (95,183)
                                                 ---------------
      Net Expenses.............................       25,282,557
                                                 ---------------
  NET INVESTMENT INCOME........................      125,326,195
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS AND FOREIGN CURRENCIES
    Net realized gain on:
      Investments..............................      320,710,878
      Foreign currencies.......................          247,917
                                                 ---------------
                                                     320,958,795
                                                 ---------------
    Net change in unrealized appreciation on:
      Investments..............................      744,802,907
      Foreign currencies.......................          (14,018)
                                                 ---------------
                                                     744,788,889
                                                 ---------------
  NET GAIN ON INVESTMENTS AND FOREIGN
  CURRENCIES...................................    1,065,747,684
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $ 1,191,073,879
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    YEARS ENDED DECEMBER 31,
                                                                                             ---------------------------------------
                                                                                                    1997                1996
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $    125,326,195     $   108,378,560
    Net realized gain on investments and foreign currencies................................        320,958,795         344,149,867
    Net change in unrealized appreciation on investments and foreign currencies............        744,788,889         282,410,872
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................      1,191,073,879         734,939,299
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS
    Dividends from net investment income...................................................       (127,895,464)       (107,745,221)
    Distributions from net realized capital gains..........................................       (322,171,256)       (422,203,368)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................       (450,066,720)       (529,948,589)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [12,471,611 and 13,547,538 shares, respectively]....................        381,942,219         368,210,773
    Capital stock issued in reinvestment of dividends and distributions [14,665,432 and
     20,011,095 shares, respectively]......................................................        450,066,720         529,948,589
    Capital stock repurchased [(11,774,942) and (3,776,507) shares, respectively]..........       (363,005,143)       (102,985,123)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................        469,003,796         795,174,239
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................      1,210,010,955       1,000,164,949
  NET ASSETS:
    Beginning of year......................................................................      4,813,969,076       3,813,804,127
                                                                                             ------------------  -------------------
    End of year............................................................................   $  6,023,980,031     $ 4,813,969,076
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A8

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                         PRUDENTIAL JENNISON PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997
  ASSETS
    Investments, at value (cost:
      $426,967,254)............................  $  506,859,751
    Cash.......................................         117,479
    Interest and dividends receivable..........         300,382
    Receivable for investments sold............          84,864
                                                 --------------
      Total Assets.............................     507,362,476
                                                 --------------
  LIABILITIES
    Payable for investments purchased..........      10,696,174
    Payable to investment adviser..............         676,015
    Accrued expenses...........................          53,168
                                                 --------------
      Total Liabilities........................      11,425,357
                                                 --------------
  NET ASSETS...................................  $  495,937,119
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $      279,684
      Paid-in capital, in excess of par........     412,804,227
                                                 --------------
                                                    413,083,911
    Undistributed net investment income........         101,780
    Accumulated net realized gain on
      investments..............................       2,858,931
    Net unrealized appreciation on
      investments..............................      79,892,497
                                                 --------------
    Net assets, December 31, 1997..............  $  495,937,119
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 27,968,374 outstanding shares of
      common stock (authorized 40,000,000
      shares)..................................  $        17.73
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1997
  INVESTMENT INCOME
    Dividends (net of $58,571 foreign
      withholding tax).........................  $     2,459,372
    Interest...................................          613,133
                                                 ---------------
                                                       3,072,505
                                                 ---------------
  EXPENSES
    Investment advisory fee....................        2,063,572
    Accounting fees............................           87,000
    Custodian expense..........................           25,000
    Shareholders' reports......................           23,000
    Audit fees.................................            3,500
    Directors' fees............................            3,000
    Miscellaneous expenses.....................            2,838
                                                 ---------------
      Total Expenses...........................        2,207,910
    Less: Custodian fee credit.................           (7,281)
                                                 ---------------
      Net Expenses.............................        2,200,629
                                                 ---------------
  NET INVESTMENT INCOME........................          871,876
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
    Net realized gain on investments...........       33,000,406
    Net change in unrealized appreciation on
      investments..............................       54,234,653
                                                 ---------------
  NET GAIN ON INVESTMENTS......................       87,235,059
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $    88,106,935
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    YEARS ENDED DECEMBER 31,
                                                                                             ---------------------------------------
                                                                                                    1997                1996
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $        871,876     $       270,664
    Net realized gain (loss) on investments................................................         33,000,406          (3,092,511)
    Net change in unrealized appreciation on investments...................................         54,234,653          21,613,425
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................         88,106,935          18,791,578
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................           (832,883)           (373,490)
    Distributions from net realized capital gains..........................................        (27,048,964)                 --
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................        (27,881,847)           (373,490)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [12,593,772 and 11,292,685 shares, respectively]....................        218,245,522         151,529,000
    Capital stock issued in reinvestment of dividends and distributions [1,607,079 and
     27,287 shares, respectively]..........................................................         27,881,847             373,490
    Capital stock repurchased [(1,044,246) and (531,868) shares, respectively].............        (17,547,320)         (6,868,000)
    Initial capitalization repurchased by The Prudential [(1,004,760) and -0- shares
     respectively].........................................................................        (19,411,166)                 --
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................        209,168,883         145,034,490
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................        269,393,971         163,452,578
  NET ASSETS:
    Beginning of year......................................................................        226,543,148          63,090,570
                                                                                             ------------------  -------------------
    End of year............................................................................   $    495,937,119     $   226,543,148
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       A9

                            FINANCIAL STATEMENTS OF
                        THE PRUDENTIAL SERIES FUND, INC.
                                GLOBAL PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997
  ASSETS
    Investments, at value (cost:
      $501,984,495)............................  $  618,110,214
    Cash.......................................             881
    Foreign currency, at value (cost:
      $18,305,955).............................      18,046,890
    Receivable for investments sold............       6,732,972
    Dividends and interest receivable..........         825,037
    Forward currency contracts -- amount
      receivable from counterparties...........         553,788
    Receivable for capital stock sold..........          63,725
                                                 --------------
      Total Assets.............................     644,333,507
                                                 --------------
  LIABILITIES
    Payable for investments purchased..........       4,413,779
    Payable to investment adviser..............       1,247,805
    Accrued expenses and other liabilities.....         190,075
    Forward currency contracts -- amount
      payable to counterparties................          80,496
                                                 --------------
      Total Liabilities........................       5,932,155
                                                 --------------
  NET ASSETS...................................  $  638,401,352
                                                 --------------
                                                 --------------
    Net assets were comprised of:
      Common stock, at $0.01 par value.........  $      356,200
      Paid-in capital, in excess of par........     523,066,882
                                                 --------------
                                                    523,423,082
    Undistributed net investment income........       3,515,798
    Accumulated net realized gain on
      investments..............................      (4,868,770)
    Net unrealized appreciation on investments
      and foreign currencies...................     116,331,242
                                                 --------------
    Net assets, December 31, 1997..............  $  638,401,352
                                                 --------------
                                                 --------------
    Net asset value and redemption price per
      share, 35,619,965 outstanding shares of
      common stock (authorized 100,000,000
      shares)..................................  $        17.92
                                                 --------------
                                                 --------------

STATEMENT OF OPERATIONS
December 31, 1997
  INVESTMENT INCOME
    Dividends (net of $704,849 foreign
      withholding tax).........................  $     7,940,250
    Interest...................................          622,794
                                                 ---------------
                                                       8,563,044
                                                 ---------------
  EXPENSES
    Investment advisory fee....................        4,836,302
    Custodian expense..........................          368,000
    Accounting fees............................          223,000
    Shareholders' reports......................           55,000
    Audit fees.................................            3,500
    Directors' fees............................            3,000
    Miscellaneous expenses.....................           13,625
                                                 ---------------
                                                       5,502,427
                                                 ---------------
  NET INVESTMENT INCOME........................        3,060,617
                                                 ---------------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCIES
    Net realized gain on:
      Investments..............................       29,811,023
      Foreign currencies.......................        1,216,034
                                                 ---------------
                                                      31,027,057
                                                 ---------------
    Net change in unrealized appreciation on:
      Investments..............................        5,516,053
      Foreign currencies.......................         (408,410)
                                                 ---------------
                                                       5,107,643
                                                 ---------------
  NET GAIN ON INVESTMENTS AND FOREIGN
  CURRENCIES...................................       36,134,700
                                                 ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS...................................  $    39,195,317
                                                 ---------------
                                                 ---------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    YEARS ENDED DECEMBER 31,
                                                                                             ---------------------------------------
                                                                                                    1997                1996
                                                                                             ------------------  -------------------
  INCREASE (DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..................................................................   $      3,060,617     $     3,109,922
    Net realized gain on investments and foreign currencies................................         31,027,057          19,772,496
    Net change in unrealized appreciation on investments and foreign currencies............          5,107,643          65,301,446
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................         39,195,317          88,183,864
                                                                                             ------------------  -------------------
  DIVIDENDS AND DISTRIBUTIONS:
    Dividends from net investment income...................................................         (4,377,947)         (3,109,922)
    Distributions in excess of net investment income.......................................         (3,434,778)                 --
    Distributions from net realized capital gains..........................................        (30,337,530)        (19,019,488)
                                                                                             ------------------  -------------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS......................................................        (38,150,255)        (22,129,410)
                                                                                             ------------------  -------------------
  CAPITAL TRANSACTIONS:
    Capital stock sold [5,853,862 and 7,307,979 shares, respectively]......................        111,692,563         123,508,873
    Capital stock issued in reinvestment of dividends and distributions [2,115,902 and
     1,310,966 shares, respectively].......................................................         38,150,255          22,129,410
    Capital stock repurchased [(4,869,453) and (1,820,909) shares, respectively]...........        (93,116,567)        (30,587,232)
    Initial capitalization repurchased by The Prudential [-0- and (36,088) shares,
     respectively].........................................................................                 --            (575,000)
                                                                                             ------------------  -------------------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS.........................         56,726,251         114,476,051
                                                                                             ------------------  -------------------
  TOTAL INCREASE IN NET ASSETS.............................................................         57,771,313         180,530,505
  NET ASSETS:
    Beginning of year......................................................................        580,630,039         400,099,534
                                                                                             ------------------  -------------------
    End of year............................................................................   $    638,401,352     $   580,630,039
                                                                                             ------------------  -------------------
                                                                                             ------------------  -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      A10

                        THE PRUDENTIAL SERIES FUND, INC.
                            SCHEDULE OF INVESTMENTS
                             MONEY MARKET PORTFOLIO
DECEMBER 31, 1997

                                                                       PRINCIPAL    AMORTIZED
                                                    INTEREST MATURITY   AMOUNT        VALUE
                                                     RATE      DATE      (000)       (NOTE 2)
                                                    ------   --------  ---------  --------------
ASSET-BACKED SECURITIES -- 11.5%
  PNC Student Loan Trust I 1997-2 A1 (a)..........   5.91%   07/20/98  $   4,501  $    4,501,078
  Restructured Asset Securities Enhanced
    Return (a)....................................   5.96%   08/28/98     16,000      16,000,000
  Short Term Card Trust 1996-1 (a)................   6.00%   01/15/98     24,000      24,000,000
  Short Term Repackaged Asset Trust 1997-A (a)....   6.00%   12/15/98      8,000       8,000,000
  Strategic Money Market Trust 1997-A (a).........   5.91%   12/16/98     23,000      23,000,000
                                                                                  --------------
                                                                                      75,501,078
                                                                                  --------------
BANK NOTES -- 5.8%
  Comerica Bank of Detroit (a)....................   5.97%   02/05/98      2,000       1,999,883
  Comerica Bank of Detroit (a)....................   5.90%   02/11/98      9,000       8,999,333
  FCC National Bank (a)...........................   5.85%   07/02/98     12,000      11,995,370
  US Bank, N.A. (a)...............................   5.88%   04/10/98      4,000       3,999,582
  Nationsbank Corp. (a)...........................   5.87%   05/21/98      1,450       1,450,122
  Wachovia Bank, N.A. (a).........................   6.14%   06/01/98     10,000      10,000,000
                                                                                  --------------
                                                                                      38,444,290
                                                                                  --------------
CERTIFICATES OF DEPOSIT-DOMESTIC -- 0.1%
  Corestates Bank N.A. (a)........................   5.78%   01/23/98      1,000       1,000,000
                                                                                  --------------
CERTIFICATES OF DEPOSIT-EURODOLLAR -- 6.2%
  Banco De Santander De Credito S.A...............   5.76%   04/20/98      4,000       4,000,233
  Svenska Handelsbanken, Inc......................   5.83%   03/12/98      2,000       1,999,710
  Svenska Handelsbanken A.B.......................   5.72%   03/16/98     30,000      29,652,033
  Westdeutsche Landesbank Girozentral.............   5.81%   03/04/98      5,000       4,999,982
                                                                                  --------------
                                                                                      40,651,958
                                                                                  --------------
CERTIFICATES OF DEPOSIT-YANKEE -- 13.4%
  Bank of Montreal................................   5.64%   01/29/98      4,000       4,000,000
  Barclays Bank PLC...............................   5.84%   03/09/98      1,000         999,645
  Commerzbank, AG.................................   6.08%   05/27/98      8,000       7,998,938
  Commerzbank, AG.................................   5.97%   08/17/98     10,000       9,998,217
  Credit Agricole Indosuez........................   5.75%   02/10/98      3,000       3,000,000
  Credit Agricole Indosuez........................   5.95%   10/21/98      5,000       4,998,088
  Landesbank Hessen-Thuringen Girozentrale........   6.13%   04/01/98     10,000       9,997,185
  Landesbank Hessen-Thuringen Girozentrale........   5.94%   06/19/98     10,000       9,997,361
  National Westminister Bank, PLC.................   5.86%   03/10/98      2,000       1,999,045
  National Westminister Bank, PLC.................   6.06%   05/26/98      5,000       4,999,059
  Royal Bank of Canada............................   5.91%   06/17/98      5,000       4,998,696
  Societe Generale................................   5.85%   03/03/98      1,000         999,545
  Societe Generale................................   6.19%   05/06/98      2,000       1,999,597
  Societe Generale................................   6.01%   06/16/98     10,000       9,998,704
  Swiss Bank Corp.................................   5.76%   02/12/98      6,000       5,999,611
  Swiss Bank Corp.................................   5.98%   03/19/98      5,000       4,999,801
                                                                                  --------------
                                                                                      86,983,492
                                                                                  --------------
COMMERCIAL PAPER -- 42.9%
  AC Acquisition Holding Co.......................   5.70%   02/18/98      3,000       2,977,675
  American Express Credit Corp....................   6.25%   01/13/98      2,300       2,295,608
  Aon Corp........................................   5.82%   02/05/98      6,126       6,092,327
  Aristar, Inc....................................   5.84%   01/29/98      1,000         995,620
  Aristar, Inc....................................   5.93%   02/10/98      2,000       1,987,152
  Aristar, Inc....................................   5.95%   02/12/98      1,000         993,224
  Associates First Capital Corp...................   5.79%   02/04/98      3,000       2,984,077
  Barnett Bank, Inc...............................   6.70%   01/02/98      4,053       4,053,000
  Barton Capital Corp.............................   5.95%   02/09/98      4,000       3,974,878
  Bell Atlantic Financial Services, Inc...........   6.10%   01/13/98     14,000      13,973,906
  Bell Atlantic Financial Services, Inc...........   6.00%   01/29/98      5,255       5,231,352
  BP America......................................   6.90%   01/02/98     10,000      10,000,000
  Carnival Corp...................................   5.83%   01/30/98      3,000       2,986,397

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B1

DECEMBER 31, 1997

                                                                       PRINCIPAL    AMORTIZED
                                                    INTEREST MATURITY   AMOUNT        VALUE
                                                     RATE      DATE      (000)       (NOTE 2)
                                                    ------   --------  ---------  --------------
  Caterpillar Financial Services Corp.............   5.95%   01/27/98  $   1,000  $      995,868
  Centric Capital Corp............................   5.92%   02/23/98      2,500       2,478,622
  Centric Capital Corp............................   5.80%   02/27/98      5,000       4,954,889
  Chrysler Financial Corp.........................   5.79%   02/09/98      8,000       7,951,106
  Coca Cola Enterprises, Inc......................   5.87%   02/23/98      4,000       3,966,084
  Coca Cola Enterprises, Inc......................   5.85%   02/27/98      1,000         990,900
  Corestates Capital Corp. (a)....................   5.93%   08/28/98      3,000       3,000,000
  Corporate Receivables Corp......................   6.00%   01/28/98      3,000       2,987,000
  Duke Capital Corp...............................   5.90%   01/23/98      8,000       7,972,467
  Enterprise Funding Corp.........................   5.90%   01/27/98      1,000         995,903
  Enterprise Funding Corp.........................   5.86%   02/27/98      3,872       3,836,705
  Falcon Asset Securitization Corp................   5.90%   01/21/98      2,000       1,993,772
  Falcon Asset Securitization Corp................   6.07%   02/05/98      7,000       6,959,871
  First Chicago Financial Corp....................   5.83%   03/20/98      2,000       1,975,061
  General Electric Capital Corp...................   5.88%   01/30/98     10,000       9,954,267
  General Motors Acceptance Corp..................   5.76%   02/09/98     12,000      11,927,040
  ING America Insurance Holdings, Inc.............   5.74%   04/03/98     11,000      10,840,396
  ING America Insurance Holdings, Inc.............   5.74%   04/28/98      8,000       7,852,036
  Johnson Controls, Inc...........................   5.80%   02/13/98      3,000       2,979,700
  Market Street Funding Corp......................   5.80%   02/03/98      3,000       2,984,533
  Martin Marietta Material........................   5.88%   02/05/98      1,000         994,451
  Mont Blanc Capital Corp.........................   5.90%   01/23/98      8,000       7,972,467
  Mont Blanc Capital Corp.........................   6.00%   01/28/98      1,000         995,667
  National Rural Utility..........................   5.56%   01/27/98      7,465       7,436,177
  Newell Co.......................................   6.80%   01/02/98     30,500      30,500,000
  Old Line Funding Corp...........................   5.88%   01/20/98      5,000       4,985,312
  Old Line Funding Corp...........................   5.90%   01/21/98      2,000       1,993,772
  SAFECO Corp.....................................   5.70%   01/23/98      4,000       3,986,700
  SAFECO Corp.....................................   5.83%   02/26/98      5,000       4,955,465
  SAFECO Corp.....................................   5.76%   03/17/98      3,000       2,964,480
  SAFECO Corp.....................................   5.79%   03/19/98      1,000         987,777
  Smith Barney Holdings...........................   5.62%   01/28/98      6,088       6,063,289
  Special Purpose Account Receivables Cooperative
    Corp..........................................   5.84%   02/20/98      2,000       1,984,102
  Special Purpose Account Receivables Cooperative
    Corp..........................................   5.86%   02/20/98      2,000       1,984,048
  Special Purpose Account Receivables Cooperative
    Corp..........................................   5.80%   03/26/98      1,000         986,628
  Triple A-One Funding Corp.......................   6.15%   01/09/98      2,250       2,247,309
  Triple A-One Funding Corp.......................   6.20%   01/23/98      1,561       1,555,354
  TRW, Inc........................................   6.00%   01/28/98      4,000       3,982,667
  Variable Funding Capital Corp...................   5.89%   01/22/98      5,410       5,392,297
  Variable Funding Capital Corp...................   5.88%   01/29/98      4,000       3,982,360
  WCP Funding, Inc................................   6.10%   01/27/98      9,000       8,961,875
  Windmill Funding Corp...........................   5.89%   01/29/98      8,000       7,964,660
  Wood Street Funding Corp........................   6.25%   01/07/98      3,369       3,366,076
  Xerox Overseas Holdings PLC.....................   5.79%   02/10/98      5,000       4,968,637
  Xerox Capital (Europe) PLC......................   5.79%   02/26/98      5,000       4,955,771
                                                                                  --------------
                                                                                     282,308,777
                                                                                  --------------
LOAN PARTICIPATIONS -- 3.5%
  Bell Atlantic Financial Services................   6.10%   01/21/98      6,000       6,000,000
  Countrywide Home Loan, Inc......................   6.25%   01/30/98     17,000      17,000,000
                                                                                  --------------
                                                                                      23,000,000
                                                                                  --------------
OTHER CORPORATE OBLIGATIONS -- 16.1%
  American General Finance Corp...................   7.48%   03/02/98      2,700       2,705,005
  CIT Group Holdings, Inc.........................   8.75%   04/15/98      2,000       2,014,097
  First Union Corp................................   6.75%   01/15/98      4,000       4,001,218
  General Motors Acceptance Corp. (a).............   5.73%   02/02/98     11,000      10,999,659
  General Motors Acceptance Corp. (a).............   5.79%   09/21/98      4,000       3,996,752
  General Motors Acceptance Corp. (a).............   6.00%   02/02/98      2,000       2,000,469
  Goldman Sachs Group L.P. (a)....................   6.03%   12/17/98     30,000      30,000,000
  Liquid Asset Backed Security Trust 1997-7 (a)...   6.03%   12/22/98      9,000       9,000,000
  Merrill Lynch & Co., Inc. (a)...................   5.96%   10/08/98     16,000      15,998,804
  Morgan Stanley Group, Inc. (a)..................   6.34%   03/09/98      4,000       4,002,425
  Morgan Stanley Group, Inc. (a)..................   5.88%   10/26/98      4,000       4,000,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B2

DECEMBER 31, 1997

                                                                       PRINCIPAL    AMORTIZED
                                                    INTEREST MATURITY   AMOUNT        VALUE
                                                     RATE      DATE      (000)       (NOTE 2)
                                                    ------   --------  ---------  --------------
  Morgan Stanley Group, Inc. (a)..................   6.07%   11/16/98  $   5,000  $    7,000,000
  SMM Trust Notes 1997-X (a)......................   6.00%   12/14/98      9,000       9,000,000
  Transamerica Finance Corp.......................   6.06%   06/15/98      1,450       1,451,032
                                                                                  --------------
                                                                                     106,169,461
                                                                                  --------------
TOTAL INVESTMENTS -- 99.5%
  (amortized cost $654,059,056 (b)).............................................     654,059,056
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.5%...................................       3,403,084
                                                                                  --------------
TOTAL NET ASSETS -- 100.0%......................................................  $  657,462,140
                                                                                  --------------
                                                                                  --------------

    The following abbreviations are used in portfolio descriptions:
    AG      Aktiengesellschaft (German Stock Company)
    PLC     Public Limited Company (British Corporation)

(a) Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 1997.

(b) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 1997 was as follows:

Commercial Bank                                    33.9%
Asset Backed Securities                            14.0%
Security Brokers & Dealers                         10.2%
Fire & Marine Casualty Insurance                    6.8%
Finance Lessors                                     5.8%
Miscellaneous Furniture                             4.6%
Telephone & Communications                          4.1%
Fire Insurance                                      2.8%
Mortgage Banker                                     2.6%
Bank Holding Company U.S.                           2.2%
Short-Term Business Credit                          2.0%
Petroleum Refining                                  1.5%
Photographic Equipment                              1.5%
Personal Credit                                     1.5%
Electrical Services                                 1.2%
Accident/Health Insurance                           0.9%
Beverages                                           0.8%
Construction                                        0.8%
Guided Missiles                                     0.6%
Pharmaceuticals                                     0.5%
Water Transport                                     0.5%
Regulating Controls                                 0.5%
Mining/Quarry                                       0.2%
                                            ------------
                                                   99.5%
Other assets in excess of liabilities               0.5%
                                            ------------
                                                  100.0%
                                            ------------
                                            ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B3

                           DIVERSIFIED BOND PORTFOLIO
DECEMBER 31, 1997
LONG-TERM INVESTMENTS -- 92.8%

                                                      MOODY'S                           PRINCIPAL
                                                       RATING     INTEREST    MATURITY   AMOUNT        VALUE
LONG-TERM BONDS                                     (UNAUDITED)     RATE        DATE      (000)       (NOTE 2)
                                                    ------------  ---------   --------  ---------  --------------
AGRICULTURAL PRODUCTS & SERVICES -- 1.1%
  Agco Corp.,.....................................      Ba1          8.50%    03/15/06  $     600  $      637,500
  Archer Daniels Midland Co.,.....................      Aa3          6.95%    12/15/2097     8,400      8,509,536
                                                                                                   --------------
                                                                                                        9,147,036
                                                                                                   --------------
AIRLINES -- 4.7%
  Boeing Co., (a).................................      Aa3          8.75%    08/15/21      6,250       7,831,500
  Delta Air Lines, Inc., M.T.N....................      Baa3         7.79%    12/01/98      1,000       1,013,930
  Delta Air Lines, Inc., M.T.N....................      Baa3         8.38%    06/12/98      2,000       2,018,960
  Delta Air Lines, Inc.,..........................      Baa3        9.875%    05/15/00      6,000       6,464,520
  United Airlines, Inc.,..........................      Baa3         9.75%    08/15/21      4,500       5,758,515
  United Airlines, Inc.,..........................      Baa3        10.67%    05/01/04      7,000       8,390,060
  United Airlines, Inc.,..........................      Baa3        11.21%    05/01/14      5,000       7,011,550
                                                                                                   --------------
                                                                                                       38,489,035
                                                                                                   --------------
BANKS AND SAVINGS & LOANS -- 6.4%
  Banco Ganadero, M.T.N. SA, (Colombia)...........      Baa3         9.75%    08/26/99      4,100       4,212,750
  Bangkok Bank, (Thailand) (b)....................      Ba1         8.375%    01/15/27     12,000       7,032,120
  Banque Cent De Tunisie, (Tunisia)...............      Baa3         7.50%    09/19/07      3,000       2,805,000
  Capital One Bank,...............................      Baa3         7.08%    10/30/01      5,000       5,116,100
  Chase Manhattan Corp., (a)......................       A1          8.00%    06/15/99      2,000       2,050,880
  Chemical Bank, (a)..............................      Aa3         6.625%    08/15/05      2,000       2,016,600
  Compass Trust Bank,.............................       A3          8.23%    01/15/27      4,500       4,882,500
  International Bank for Reconstruction and
    Development, (Supranational)..................      Aaa        12.375%    10/15/02        750         946,125
  Kansallis-Osake Pankki, (Finland)...............       A3          8.65%    12/29/49      5,000       5,100,000
  Kansallis-Osake Pankki, (Finland) (a)...........       A3         10.00%    05/01/02      5,000       5,681,950
  National Australia Bank, (Australia)............       A1          6.40%    12/10/07      3,700       3,700,000
  Skandinaviska Enskilda Bank, (Sweden)...........      Baa1         7.50%    03/29/49      5,000       5,093,750
  Svenska Handelsbank, (Sweden)...................       A1         7.125%    03/29/49      3,500       3,526,250
                                                                                                   --------------
                                                                                                       52,164,025
                                                                                                   --------------
CABLE -- 1.5%
  Rogers Cablesystems, Inc., (Canada).............      Ba3         10.00%    03/15/05      4,000       4,400,000
  Videotron Holdings, PLC, Zero Coupon (until
    7/1/99).......................................      Baa3       11.125%    07/01/04      8,000       7,619,840
                                                                                                   --------------
                                                                                                       12,019,840
                                                                                                   --------------
CABLE & PAY TELEVISION SYSTEMS -- 0.4%
  Grupo Televisa SA, (Mexico).....................      Ba3        11.875%    05/15/06      2,500       2,825,000
                                                                                                   --------------
COMPUTER SERVICES -- 0.6%
  Seagate Technology, Inc.,.......................      Baa3         7.45%    03/01/37      5,000       5,135,100
                                                                                                   --------------
COMPUTERS -- 1.4%
  International Business Machines Corp., (a)......       A1         7.125%    12/01/2096    10,900     11,276,704
                                                                                                   --------------
FINANCIAL SERVICES -- 20.5%
  Advanta Corp., M.T.N............................      Ba3          7.25%    08/16/99     10,000       9,859,700
  Advanta Mortgage Loan Trust, Series 1994-3
    (a)...........................................      Aaa          8.49%    01/25/26      8,500       8,925,000
  American General Finance, Inc., (a).............       A1         8.125%    03/15/46     12,000      13,311,600
  Aristar, Inc., (a)..............................       A3          5.75%    07/15/98      2,000       1,999,820
  Aristar, Inc.,..................................      Baa1         7.50%    07/01/99      2,000       2,037,120
  Arkwright Corp.,................................      Baa3        9.625%    08/15/26      5,000       5,919,750
  Chrysler Financial Corp., (a)...................       A3          9.50%    12/15/99      5,000       5,309,800
  Conseco, Inc.,..................................      Ba2          8.70%    11/15/26      1,600       1,788,880
  Conseco, Inc., (b)..............................      Ba2         8.796%    04/01/27     15,500      17,300,635
  Enterprise Rent-A-Car USA Finance Co., M.T.N....      Baa3         7.00%    06/15/00      9,000       9,179,640
  Enterprise Rent-A-Car USA Finance Co., M.T.N....      Baa2        7.875%    03/15/98      5,000       5,018,600
  Enterprise Rent-A-Car USA Finance Co., M.T.N....      Baa2         8.75%    12/15/99      3,000       3,147,000
  Felcor Suite Hotels, Inc.,......................      Ba1         7.625%    10/01/07      7,900       7,906,320
  Ford Motor Credit Co., (a)......................       A1          5.75%    01/25/01      4,000       3,944,680
  Ford Motor Credit Co., (a)......................       A1          6.25%    02/26/98      3,000       3,000,780
  General Motors Acceptance Corp., (a)............       A3          8.40%    10/15/99      3,700       3,836,937
  Green Tree Financial Corp.,.....................       NR          7.90%    03/15/28      7,694       7,946,940
  Industrial Financial Corp.,.....................      Ba1         7.875%    08/04/02      4,000       3,800,000
  Lumbermens Mutual Casualty Co.,.................      Baa1         8.30%    12/01/37     12,850      13,621,000
  Nationwide CSN Trust,...........................       A1         9.875%    02/15/25      5,000       5,896,950
  Polysindo Int'l. Finance Co., (Indonesia).......      Ba3        11.375%    06/15/06      3,000       2,430,000
  Polysindo Int'l. Finance Co., (Indonesia).......      Ba3         13.00%    06/15/01      2,500       2,275,000
  PT Alatief Freeport Financial Co.,
    (Netherlands).................................      Ba1          9.75%    04/15/01      5,750       5,807,500
  Reliastar Financial Corp., (a)..................       A3         6.625%    09/15/03      5,000       5,007,500
  Union Planters Corp.,...........................      Baa1         8.20%    12/15/26      5,000       5,251,550
  Vesta Insurance Group,..........................      Baa3        8.525%    01/15/27     12,000      13,231,200
                                                                                                   --------------
                                                                                                      167,753,902
                                                                                                   --------------
FOOD & BEVERAGE -- 1.4%
  RJR Nabisco, Inc.,..............................      Baa3         8.25%    07/01/04     11,000      11,563,750
                                                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B4

DECEMBER 31, 1997

                                                      MOODY'S                           PRINCIPAL
                                                       RATING     INTEREST    MATURITY   AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                         (UNAUDITED)     RATE        DATE      (000)       (NOTE 2)
                                                    ------------  ---------   --------  ---------  --------------
FOREST PRODUCTS -- 0.8%
  Westvaco Corp., (a).............................       A1          9.75%    06/15/20      5,000       6,673,550
                                                                                                   --------------
INDUSTRIAL -- 0.4%
  Compania Sud Americana de Vapores, SA,
    (Chile).......................................       NR         7.375%    12/08/03  $   3,000  $    2,962,500
                                                                                                   --------------
INVESTMENT BANKERS -- 7.4%
  Lehman Brothers Holdings, Inc., M.T.N...........      Baa1         6.40%    08/30/00     23,250      23,220,938
  Salomon Inc.,...................................      Baa1         6.25%    10/01/99      8,000       8,009,280
  Salomon Inc.,...................................       A2          6.50%    03/01/00     10,000      10,052,400
  Salomon Inc., M.T.N.............................       A2          6.59%    02/21/01     10,000      10,083,200
  Salomon Inc.,...................................       A2          6.65%    07/15/01      7,000       7,059,080
  Salomon Inc.,...................................       A2          7.25%    05/01/01      2,250       2,309,220
                                                                                                   --------------
                                                                                                       60,734,118
                                                                                                   --------------
LEISURE & TOURISM -- 2.7%
  Royal Caribbean Cruises Ltd.,...................      Baa3         7.00%    10/15/07      8,000       8,058,640
  Royal Caribbean Cruises Ltd.,...................      Baa3         7.25%    08/15/06      5,000       5,146,400
  Royal Caribbean Cruises Ltd.,...................      Baa3         7.50%    10/15/27      8,500       8,655,890
                                                                                                   --------------
                                                                                                       21,860,930
                                                                                                   --------------
MEDIA -- 6.0%
  News America Holdings, Inc., (a)................      Baa3         7.50%    03/01/00      6,000       6,134,760
  Paramount Communications, Inc.,.................      Ba2          7.50%    01/15/02      5,000       5,122,600
  Time Warner, Inc.,..............................      Ba1          8.18%    08/15/07      2,500       2,721,150
  Time Warner, Inc.,..............................      Ba1          7.75%    06/15/05      7,800       8,226,972
  Time Warner, Inc.,..............................      Ba1         9.125%    01/15/13      6,000       7,144,620
  Turner Broadcasting System, Inc.,...............      Ba1         8.375%    07/01/13      2,000       2,244,040
  Turner Broadcasting System, Inc.,...............      Ba1          7.40%    02/01/04     13,500      14,023,125
  Viacom, Inc.,...................................      Ba2          7.75%    06/01/05      3,000       3,051,270
                                                                                                   --------------
                                                                                                       48,668,537
                                                                                                   --------------
MISCELLANEOUS CONSUMER GROWTH -- 0.4%
  Whitman Corp.,..................................      Baa2         7.50%    08/15/01      3,000       3,107,220
                                                                                                   --------------
MORTGAGE PASS-THROUGHS -- 3.0%
                                                                              02/15/08
                                                                                 -
  Government National Mortgage Association,.......                   7.50%    02/15/26      3,675       3,783,890
                                                                              05/20/02
                                                                                 -
  Government National Mortgage Association,.......                   7.50%    01/15/26     20,159      20,745,779
  Government National Mortgage Association,.......                   7.50%    02/15/09        133         137,714
                                                                                                   --------------
                                                                                                       24,667,383
                                                                                                   --------------
OIL & GAS -- 4.8%
  Apache Corp.,...................................      Baa1         7.95%    04/15/26      1,300       1,456,910
  B.J. Services Co.,..............................      Baa2         7.00%    02/01/06      5,000       5,118,750
  Gulf Canada Resources Ltd., (Canada)............      Ba1          8.25%    03/15/17      6,600       7,342,566
  Occidental Petroleum Corp.,.....................      Baa2       10.125%    11/15/01      5,000       5,641,200
  Occidental Petroleum Corp.,.....................      Baa2       11.125%    08/01/10      5,000       6,810,700
  Parker & Parsley Petroleum Co.,.................      Baa3         8.25%    08/15/07      4,000       4,405,760
  Seagull Energy Corp.,...........................      Ba1          7.50%    09/15/27      8,325       8,622,119
                                                                                                   --------------
                                                                                                       39,398,005
                                                                                                   --------------
PAPER & FOREST -- 0.8%
  UPM-Kymmene Oyj,................................      Baa1         7.45%    11/26/27      6,000       6,157,500
                                                                                                   --------------
RAILROADS -- 1.8%
  CSX Corp.,......................................      Baa2         7.95%    05/01/27      3,000       3,391,080
  Norfolk Southern Corp., (a).....................      Baa1         7.80%    05/15/27     10,000      11,287,500
                                                                                                   --------------
                                                                                                       14,678,580
                                                                                                   --------------
RESTAURANTS -- 1.2%
  Darden Restaurants, Inc., (a)...................      Baa1        7.125%    02/01/16     10,000       9,606,500
                                                                                                   --------------
RETAIL -- 2.8%
  Federated Department Stores, Inc.,..............      Baa2         8.50%    06/15/03     10,200      11,127,180
  Federated Department Stores, Inc.,..............      Baa2        8.125%    10/15/02      5,250       5,612,250
  Kmart Corp., M.T.N..............................      Ba3          9.80%    06/15/98      2,000       2,020,000
  Rite Aid Corp., (a).............................      Baa1         6.70%    12/15/01      4,000       4,065,000
                                                                                                   --------------
                                                                                                       22,824,430
                                                                                                   --------------
TELECOMMUNICATIONS -- 5.4%
  Impast Corp.,...................................       B2        12.125%    07/15/03      3,000       3,045,000
  McLeod USA Inc.,................................       B3          9.25%    07/15/07      2,000       2,100,000
  McLeod USA, Inc., Zero Coupon (until 3/1/02)....       B3         10.50%    03/01/07      5,000       3,637,500
  Tele-Communications, Inc.,......................      Ba1         7.875%    08/01/13      5,800       6,238,306
  Tele-Communications, Inc.,......................      Ba1         6.875%    02/15/06     10,000      10,036,800
  Tele-Communications, Inc.,......................      Ba1        10.125%    04/15/22      6,300       8,383,851
  Total Access Communications Public Company Ltd.,
    (Thailand)....................................      Ba2         8.375%    11/04/06     15,000       7,200,000
  WorldCom, Inc.,.................................      Ba1          7.75%    04/01/07      3,500       3,758,615
                                                                                                   --------------
                                                                                                       44,400,072
                                                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B5

DECEMBER 31, 1997

                                                      MOODY'S                           PRINCIPAL
                                                       RATING     INTEREST    MATURITY   AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                         (UNAUDITED)     RATE        DATE      (000)       (NOTE 2)
                                                    ------------  ---------   --------  ---------  --------------
UTILITIES -- 6.4%
  Arkla, Inc., M.T.N..............................      Baa3         9.32%    12/18/00      2,000       2,140,300
  Avon Energy Partners Holdings,..................       NR          7.05%    12/11/07      5,000       5,081,250
  California Infrastructure PG&E, Series
    1997-1,.......................................      Aaa          6.32%    09/25/05      4,000       3,993,750
  Cleveland Electric Illumination,................      Ba1          7.88%    11/01/17  $   5,700  $    6,017,490
  Commonwealth Edison Co.,........................      Baa3        7.625%    01/15/07      7,525       7,941,735
  El Paso Electric Company,.......................      Ba3          9.40%    05/01/11      4,000       4,522,280
  Hyder PLC,......................................      Baa1         7.25%    12/15/17     12,000      12,125,400
  Niagara Mohawk Power,...........................      Ba3         6.875%    04/01/03      4,000       3,988,440
  Niagara Mohawk Power,...........................      Ba3          8.00%    06/01/04      5,000       5,297,900
  Pennsylvania Power & Light Co., (a).............       A3         9.375%    07/01/21      1,150       1,284,113
                                                                                                   --------------
                                                                                                       52,392,658
                                                                                                   --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 2.7%
  Federal Farm Credit Bank,.......................                   8.65%    10/01/99        150         156,891
  Resolution Funding Corp.,.......................                  8.125%    10/15/19        700         861,875
  Resolution Funding Corp., (a)...................                   Zero     10/15/15     17,100       5,768,514
  Resolution Funding Corp.,.......................                  8.625%    01/15/21        200         258,812
  United States Treasury Notes, (b)...............                  7.875%    08/15/01      4,000       4,276,240
  United States Treasury Notes,...................                  5.875%    09/30/02      4,950       4,977,077
  United States Treasury Notes,...................                   6.00%    07/31/02      1,000       1,010,470
  United States Treasury Notes,...................                  6.125%    07/31/00      3,000       3,030,930
  United States Treasury Notes,...................                   6.25%    02/15/03      1,800       1,840,788
  United States Treasury Notes,...................                  6.625%    07/31/01        200         205,624
                                                                                                   --------------
                                                                                                       22,387,221
                                                                                                   --------------
U.S. GOVERNMENT MORTGAGE BACKED SECURITIES -- 0.1%
  Federal National Mortgage Association,..........                   9.00%    10/01/16        305         323,942
  Federal National Mortgage Association,..........                   9.00%    05/01/17        211         225,908
  Federal National Mortgage Association,..........                   9.00%    09/01/21          6           6,628
                                                                                                   --------------
                                                                                                          556,478
                                                                                                   --------------
FOREIGN GOVERNMENT BONDS -- 8.1%
  Banco de Commercio Exterior de Colombia, SA,
    M.T.N., (Colombia)............................      Baa3        8.625%    06/02/00      2,000       2,045,000
  City of Moscow, (Russia)........................      Ba2          9.50%    05/31/00      5,000       4,725,000
  City of Moscow, (Russia)........................      Ba2          9.50%    05/31/00      2,000       1,890,000
  City of St. Petersburg, (Russia)................       NR          9.50%    06/18/02      5,000       4,500,000
  Republic of Colombia, (Colombia)................      Baa3        7.625%    02/15/07     12,500      11,672,125
  Republic of Colombia, (Colombia)................      Baa3         8.00%    06/14/01      1,600       1,605,600
  Republic of Colombia, (Colombia)................      Baa3         8.75%    10/06/99      3,500       3,604,370
  Republic of Panama, (Panama)....................      Ba1         7.875%    02/13/02      8,000       7,990,000
  Republic of Philippines, (Philippines)..........      Ba1          8.60%    06/15/27      1,000         820,000
  Republic of South Africa, (South Africa)........      Baa3         8.50%    06/23/17     17,000      16,235,000
  Rio De Janeiro, (Brazil)........................       B1        10.375%    07/12/99      5,000       4,956,250
  Russian Ministry of Finance, (Russia)...........      Ba2         10.00%    06/26/07      2,500       2,316,250
  United Mexican States, (Mexico).................      Ba2         11.50%    05/15/26      3,500       4,147,500
                                                                                                   --------------
                                                                                                       66,507,095
                                                                                                   --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $745,310,568)............................................................................     757,957,169
                                                                                                   --------------

SHORT-TERM INVESTMENT -- 5.5%

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B6

DECEMBER 31, 1997

REPURCHASE AGREEMENT
  Joint Repurchase Agreement Account
    (cost $45,329,000; Note 5)....................                  6.53%   01/02/98     45,329      45,329,000
                                                                                                 --------------
TOTAL INVESTMENTS -- 98.3%
  (cost $790,639,568; Note 6)..................................................................     803,286,169
                                                                                                 --------------
VARIATION MARGIN ON OPEN FUTURES CONTRACTS (c) -- (0.0%).......................................        (214,531)
OTHER ASSETS IN EXCESS OF OTHER LIABILITIES -- 1.7%............................................      13,635,093
                                                                                                 --------------
TOTAL NET ASSETS -- 100.0%.....................................................................  $  816,706,731
                                                                                                 --------------
                                                                                                 --------------

    The following abbreviations are used in portfolio descriptions:
    M.T.N.  Medium Term Note
        SA Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation)

(a)  Security segregated as collateral for futures contracts.
(b) Portion of security segregated as collateral for future contracts. The aggregate cost of the segregated securities is $26,272,861. The aggregated value is $23,624,600.
(c)  Open futures contracts as of December 31, 1997 are as follows:

                                                                        VALUE AT
 NUMBER OF                              EXPIRATION      VALUE AT      DECEMBER 31,
 CONTRACTS             TYPE                DATE        TRADE DATE         1997       DEPRECIATION
 Short Positions:
    411      U.S. Treasury Notes          Mar 98      $  45,852,188   $46,096,219      $ (244,031)
    145      U.S. Treasury Bond           Mar 98      $  17,248,531   $17,467,969      $ (219,438)

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B7

                        CONSERVATIVE BALANCED PORTFOLIO

DECEMBER 31, 1997
LONG-TERM INVESTMENTS -- 91.8%

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
LONG-TERM BONDS -- 58.6%                            (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
AGRICULTURAL PRODUCTS & SERVICES -- 0.1%
  Agco Corp.,
    8.50%, 03/15/06...............................      Ba1       $   2,875  $    3,054,687
                                                                             --------------
AIRLINES -- 4.2%
  Delta Airlines, Inc.,
    10.125%, 05/15/10.............................      Baa3         20,000      25,218,200
    10.375%, 02/01/11 (a).........................      Ba1          56,905      73,306,108
  United Airlines, Inc.,
    6.126%, 03/02/04..............................      Aa2           8,000       7,988,000
    9.75%, 08/15/21...............................      Baa3         10,125      12,956,659
    10.67%, 05/01/04..............................      Baa3         46,665      55,931,736
    11.21%, 05/01/14..............................      Baa3         18,433      25,848,780
                                                                             --------------
                                                                                201,249,483
                                                                             --------------
ASSET-BACKED SECURITIES -- 1.6%
  California Infrastructure,
    6.14%, 03/25/02...............................      Aaa           5,500       5,511,000
    6.17%, 03/25/03...............................      Aaa           6,000       6,018,600
    6.28%, 09/25/05...............................      Aaa           7,000       7,042,000
    6.38%, 09/25/08...............................      Aaa          21,000      21,172,200
    6.42%, 12/26/09...............................      Aaa          10,000      10,110,000
    6.48%, 11/26/09...............................      Aaa          10,000      10,115,625
  Standard Credit Card Master Trust,
    5.95%, 10/07/04 (a)...........................      Aaa           4,650       4,602,012
  Team Financing Corp,
    7.35%, 05/15/03...............................      Aa2          11,000      11,405,570
                                                                             --------------
                                                                                 75,977,007
                                                                             --------------
BANKS AND SAVINGS & LOANS -- 5.9%
  Banco Ganadero, M.T.N. SA (Colombia),
    9.75%, 08/26/99...............................      Baa3          7,300       7,500,750
  Bangkok Bank, (Thailand),
    7.25%, 09/15/05...............................      Ba1          10,000       7,452,800
    8.25%, 03/15/16...............................      Ba1           7,500       5,250,000
    8.375%, 01/15/27 Sr. Note.....................      Ba1          40,000      23,440,400
  Bank Nova Scotia,
    6.50%, 07/15/07...............................       A1           7,200       7,218,000
  Bank of Boston N.A.,
    5.973%, 01/25/99..............................       A2           2,500       2,507,600
  Bankers Trust New York Corp.,
    5.813%, 08/06/00..............................       A2           7,500       7,485,000
  Banque Cent De Tunisie, (Tunisia),
    7.50%, 09/19/07...............................      Baa3         17,950      16,783,250
  Capital One Bank,
    6.97%, 02/04/02...............................      Baa3         25,000      25,362,750
    7.08%, 10/30/01...............................      Baa3         35,100      35,915,022
    7.35%, 06/20/00...............................      Baa3          8,100       8,293,266
    8.125%, 03/01/00..............................      Baa3         13,150      13,630,501
  Chase, Inc.
    6.075%, 02/28/00..............................      Aa3           4,000       4,006,160
  Kansallis-Osake Pankki, (Finland),
    8.65%, 12/29/49...............................       A3          10,000      10,200,000
  National Australia Bank, (Australia),
    6.40%, 12/10/07...............................       A1          14,000      14,000,000
  Nationsbank Corp.,
    6.076%, 06/19/02..............................       A1           5,000       5,005,850
  North Fork Bancorporation, Inc.,
    8.00%, 12/15/27...............................      Baa3          4,000       4,068,800

DECEMBER 31, 1997

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                         (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  Okobank, (Finland),
    7.20%, 10/29/49...............................       A3       $   9,000  $    9,101,250
    7.20%, 10/29/49...............................       A3           3,500       3,539,375
    7.312%, 09/27/49..............................       A3          18,750      19,031,250
  Royal Bank of Canada, (Canada),
    6.75%, 10/24/11 (a)...........................      Aa3          17,400      17,513,448
  Siam Commercila, (Thailand),
    7.50%, 03/15/06...............................       A3          14,500       9,425,000
  Svenska Handelsbank, (Sweden),
    7.125%, 03/29/49..............................       A1          10,000      10,075,000
  Thai Farmers Bank, (Thailand),
    8.25%, 08/21/16 (a)...........................      Ba1          20,000      12,000,000
                                                                             --------------
                                                                                278,805,472
                                                                             --------------
CABLE & PAY TELEVISION SYSTEMS -- 2.0%
  Continental Cablevision, Inc.,
    8.50%, 09/15/01...............................      Baa3          5,545       5,889,455
  Tele-Communications, Inc.,
    6.875%, 02/15/06..............................      Ba1          10,000      10,036,800
    7.375%, 02/15/00..............................      Ba1          27,000      27,521,100
    7.875%, 08/01/13..............................      Ba1          19,350      20,812,279
    8.25%, 01/15/03...............................      Ba1           2,000       2,135,780
    9.25%, 04/15/02...............................      Ba1           9,500      10,427,865
    9.875%, 06/15/22..............................      Ba1          12,900      16,811,667
                                                                             --------------
                                                                                 93,634,946
                                                                             --------------
CONSULTING -- 0.7%
  Comdisco, Inc., M.T.N.,
    6.11%, 08/04/99...............................      Baa1         12,500      12,513,250
    6.375%, 11/30/01..............................      Baa1         21,500      21,500,000
                                                                             --------------
                                                                                 34,013,250
                                                                             --------------
CONSUMER SERVICES -- 0.1%
  Service Corp. International,
    7.00%, 06/01/15...............................      Baa1          2,500       2,557,875
                                                                             --------------
ENERGY -- 0.1%
  Baltimore Gas & Electric,
    5.886%, 03/15/99..............................       A2           3,500       3,503,570
                                                                             --------------
FINANCIAL SERVICES -- 15.4%
  Advanta Corp.,
    6.99%, 10/18/99...............................      Ba3          15,000      14,400,000
    7.25%, 08/16/99...............................      Ba3           3,000       2,957,910
    7.50%, 08/28/00...............................      Ba3          35,000      34,053,250
  American General Finance, Inc.,
    7.57%, 12/01/45...............................       A2           5,000       5,178,500
  Arkwright Corp.,
    9.625%, 08/15/26..............................      Baa3          8,000       9,471,600
  Avco Financial Services,
    5.915%, 11/17/99..............................       NR           3,500       3,498,950
  Bear Stearns & Co.,
    6.50%, 07/05/00...............................       A2          20,000      20,120,800
  Central Hispano Financial Services, (Portugal),
    6.25%, 04/28/05...............................       A3          10,000      10,000,000
  Conseco, Inc.,
    8.70%, 11/15/26 (a)...........................      Ba2          32,313      36,126,991
    8.796%, 04/01/27 (a)..........................      Ba2          23,900      26,676,463
  Donaldson Lufkin, & Jenrette Inc.,
    5.625%, 02/15/16..............................      Baa1          5,480       5,395,827

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B7

DECEMBER 31, 1997

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                         (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  Enterprise Rent-A-Car USA Finance Co., M.T.N.,
    6.35%, 01/15/01...............................      Baa2      $  11,500  $   11,554,050
    6.95%, 03/01/04...............................      Baa2         27,500      28,050,000
    7.00%, 06/15/00...............................      Baa2         30,000      30,598,800
    7.50%, 06/15/03...............................      Baa2          5,000       5,261,900
    8.75%, 12/15/99...............................      Baa2          5,000       5,245,000
  First Chicago NBD Corp.,
    5.819%, 09/23/02..............................       A1           8,000       7,976,000
  First Union Corp.,
    9.45%, 06/15/99...............................       A2           4,000       4,177,920
  Great Western Financial,
    8.206%, 02/01/27 (a)..........................       A3          19,300      20,469,966
  Industrial Finance Corp.,
    7.75%, 08/04/07...............................      Ba1           5,000       4,750,000
    7.875%, 08/04/02..............................      Ba1           6,000       5,700,000
  Lehman Brothers Holdings, Inc.,
    6.206%, 09/03/02..............................      Baa1          8,000       7,950,000
    6.33%, 08/01/00...............................      Baa1         30,000      30,039,600
    6.40%, 08/30/00...............................      Baa1         79,000      78,901,250
    6.71%, 10/12/99...............................      Baa1          6,000       6,056,640
    6.89%, 10/10/00...............................      Baa1         10,545      10,701,804
    7.125%, 07/15/02..............................      Baa1         16,000      16,359,680
  Lumbermens Mutual Casualty Co.,
    8.30%, 12/01/37...............................      Baa1         21,750      23,055,000
    9.15%, 07/01/26...............................      Baa1          7,500       8,728,125
  Merita Bank, Ltd.,
    7.50%, 12/29/49...............................       A3          15,000      15,390,000
  Merrill Lynch Pierce, Fenner & Smith,
    5.935%, 11/14/00..............................      Aa3          10,000       9,966,250
  Paine Webber Group, Inc.,
    7.625%, 10/15/08 Sr. Note.....................      Baa1          5,000       5,352,700
  PT Alatief Freeport Financial Co., Sr. Notes,
    (Netherlands),
    9.75%, 04/15/01...............................      Ba1           8,950       9,039,500
  Salomon, Inc.,
    6.25%, 10/01/99...............................       A2          32,800      32,838,048
    6.50%, 03/01/00 (a)...........................       A2          38,500      38,701,740
    6.59%, 02/21/01 (a)...........................       A2          30,750      31,005,840
    6.75%, 02/15/03...............................       A2           5,000       5,057,850
    7.25%, 05/01/01...............................       A2           8,625       8,852,010
  Sears Roebuck Acceptance Corp., M.T.N.,
    6.38%, 02/16/99...............................       A2          25,000      25,125,000
  SunAmerica, Inc.,
    6.20%, 10/31/99...............................      Baa1          9,000       9,008,100
  Textron Financial Corp.,
    6.05%, 03/16/09...............................      Aaa          46,440      46,354,771
  Union Planters Corp., Gtd. Notes,
    8.20%, 12/15/26...............................      Baa1         20,750      21,793,932
                                                                             --------------
                                                                                731,941,767
                                                                             --------------
FOOD & BEVERAGE -- 0.5%
  Archer-Daniels-Midland Co.,
    6.75%, 12/15/27...............................      Aa3           5,000       5,008,650
    6.95%, 12/15/2097.............................      Aa3          18,800      19,045,152
                                                                             --------------
                                                                                 24,053,802
                                                                             --------------
INDUSTRIAL -- 0.8%
  Compania Sud Americana de Vapores, SA (Chile),
    7.375%, 12/08/03..............................       NR           7,600       7,505,000

DECEMBER 31, 1997

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                         (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  Reliance Industries Ltd.,
    8.125%, 09/27/05..............................      Baa3      $  15,000  $   14,025,000
    8.25%, 01/15/27...............................      Baa3         19,000      17,005,000
                                                                             --------------
                                                                                 38,535,000
                                                                             --------------
LEISURE & TOURISM -- 0.1%
  Royal Carribean Cruises Ltd.,
    7.50%, 10/15/27...............................      Baa3          5,750       5,855,455
                                                                             --------------
MEDIA -- 5.7%
  Paramount Communications, Inc., Sr. Notes,
    7.50%, 01/15/02...............................      Ba2           6,425       6,582,541
  Time Warner, Inc.,
    6.10%, 12/30/01...............................      Ba1          27,650      27,016,815
    8.11%, 08/15/06...............................      Ba1           7,250       7,848,850
    8.18%, 08/15/07...............................      Ba1          24,915      27,118,981
    9.125%, 01/15/13..............................      Ba1          41,270      49,143,078
  Turner Broadcasting Co.,
    8.375%, 07/01/13..............................      Ba1          17,325      19,438,997
  Viacom, Inc.,
    6.75%, 01/15/03...............................      Ba2          71,325      70,082,518
    7.75%, 06/01/05...............................      Ba2          60,025      61,050,827
                                                                             --------------
                                                                                268,282,607
                                                                             --------------
OIL & GAS -- 1.6%
  Apache Corp.,
    7.95%, 04/15/26...............................      Baa1          2,900       3,250,030
  B.J. Services Co.,
    7.00%, 02/01/06...............................      Baa2          4,000       4,095,000
  Gulf Canada Resources, Ltd., (Canada),
    8.25%, 03/15/17...............................      Ba1           4,500       5,006,295
  Parker & Parsley Petroleum Co.,
    8.25%, 08/15/07...............................      Baa3          3,000       3,304,320
  Petroliam Nasional, (Malaysia),
    6.625%, 10/18/01..............................       A2          12,000      11,662,680
  Seagull Energy Corp.,
    7.50%, 09/15/27...............................      Ba1          17,000      17,606,730
  Talisman Energy Inc.,
    7.25%, 10/15/27...............................      Baa1         30,000      30,829,800
                                                                             --------------
                                                                                 75,754,855
                                                                             --------------
PAPER & FOREST -- 0.5%
  UPM-Kymmene Oyj,
    7.45%, 11/26/27...............................      Baa1         22,800      23,398,500
                                                                             --------------
RAILROADS -- 0.5%
  Norfolk Southern Corp.,
    7.05%, 05/01/37...............................      Baa1         25,000      26,218,750
                                                                             --------------
REAL ESTATE INVESTMENT TRUST -- 0.2%
  Falcor Suite Hotels, Inc.,
    7.625%, 10/1/07...............................      Ba1           8,000       8,006,400
                                                                             --------------
RETAIL -- 2.8%
  Federated Department Stores, Inc.,
    8.125%, 10/15/02 Sr. Note (a).................      Baa2         41,030      43,861,070
    8.50%, 06/15/03 (a)...........................      Baa2         32,400      35,345,160
    10.00%, 02/15/01 (a)..........................      Baa2         46,115      50,791,061
  Rite Aid Corp.,
    6.70%, 12/15/01...............................      Baa1          5,000       5,081,250
                                                                             --------------
                                                                                135,078,541
                                                                             --------------
TELECOMMUNICATIONS -- 3.6%
  McLeod USA Inc., Sr. Notes,
    9.25%, 07/15/07...............................       B3           3,000       3,150,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B8

DECEMBER 31, 1997

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                         (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  Total Access Communications Public Company Ltd.,
    (Thailand),
    8.375%, 11/04/06..............................      Ba2       $  33,000  $   15,840,000
  WorldCom, Inc.,
    7.55%, 04/01/04...............................      Ba1          80,000      83,775,200
    7.75%, 04/01/07...............................      Ba1          25,000      26,847,250
    7.75%, 04/01/27...............................      Ba1           4,500       4,944,420
    8.875%, 01/15/06..............................      Ba1          32,000      34,429,440
                                                                             --------------
                                                                                168,986,310
                                                                             --------------
TOBACCO -- 3.0%
  Philip Morris Co. Inc.,
    6.375%, 02/01/06..............................       A2          17,675      17,359,501
    7.20%, 02/01/07...............................       A2          31,915      32,932,769
  RJR Nabisco, Inc.,
    7.625%, 09/15/03..............................      Baa3         10,500      10,732,260
    8.25%, 07/01/04...............................      Baa3          8,000       8,410,000
    8.50%, 07/01/07...............................      Baa3         11,000      11,726,550
    8.75%, 04/15/04...............................      Baa3         23,090      24,719,000
    8.75%, 08/15/05...............................      Baa3         19,000      20,499,670
    9.25%, 08/15/13...............................      Baa3         13,571      15,227,341
                                                                             --------------
                                                                                141,607,091
                                                                             --------------
TRANSPORTATION/TRUCKING/SHIPPING -- 0.0%
  Federal Express Corp., M.T.N.,
    10.05%, 06/15/99..............................      Baa2            500         527,645
                                                                             --------------
UTILITIES -- 1.9%
  Commonwealth Edison Co.,
    7.375%, 01/15/04..............................      Baa3         14,000      14,523,880
    7.625%, 01/15/07..............................      Baa3         21,000      22,162,980
  Hyder PLC, (United Kingdom),
    6.75%, 12/15/04...............................      Baa1         25,000      25,093,750
    6.875%, 12/15/17..............................      Baa1         25,000      25,438,750
  Hydro-Quebec, (Canada),
    5.938%, 09/29/49..............................       A+           5,000       4,415,625
                                                                             --------------
                                                                                 91,634,985
                                                                             --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 3.1%
  United States Treasury Bond,
    6.125%, 08/15/07..............................                    7,500       7,707,450
  United States Treasury Notes,
    5.875%, 01/31/99 (a)..........................                   20,000      20,046,800
    5.875%, 09/30/02..............................                   28,550      28,706,169
    5.875%, 02/15/04..............................                   16,750      16,896,563
    6.25%, 10/31/01...............................                    9,500       9,661,785
    6.375%, 03/31/01 (a)..........................                    4,600       4,686,250
    6.375%, 08/15/27..............................                   57,325      60,460,104
                                                                             --------------
                                                                                148,165,121
                                                                             --------------
FOREIGN GOVERNMENT BONDS -- 4.2%
  Abbey National Treasury, (United Kingdom),
    5.875%, 03/08/99..............................      Aa2           5,500       5,492,850
  Banco de Commercio Exterior de Colombia, S.A.,
    M.T.N. (Colombia),
    8.625%, 06/02/00..............................      Baa3          5,500       5,623,750
  City of Moscow, (Russia),
    9.50%, 05/31/00...............................      Ba2          16,500      15,592,500
  City of St. Petersburg, (Russia),
    9.50%, 06/18/02...............................       NR          25,000      22,500,000

DECEMBER 31, 1997

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                         (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  Province of Quebec, (Canada),
    6.238%, 06/15/99..............................       A2       $   3,000  $    3,007,969
  Republic of Colombia, (Colombia),
    7.625%, 02/15/07 (a)..........................      Baa3         85,000      79,370,450
    8.00%, 06/14/01...............................      Baa3          2,250       2,257,875
    8.75%, 10/06/99...............................      Baa3         12,325      12,692,532
  Republic of South Africa, (South Africa),
    8.50%, 06/23/17...............................      Baa3         37,950      36,242,250
  Russian Ministry of Finance, (Russia),
    10.00%, 06/26/07..............................      Ba2           7,800       7,226,700
  United Mexican States, (Mexico),
    11.50%, 05/15/26..............................      Ba2           6,900       8,176,500
                                                                             --------------
                                                                                198,183,376
                                                                             --------------
TOTAL LONG-TERM BONDS
  (cost $2,787,932,280)....................................................   2,779,026,495
                                                                             --------------

COMMON STOCKS -- 32.5%                                           SHARES
                                                              -------------
AEROSPACE -- 0.8%
  AlliedSignal, Inc.........................................        196,400       7,647,325
  GenCorp, Inc..............................................        100,000       2,500,000
  Litton Industries, Inc. (b)...............................         78,900       4,536,750
  Lockheed Martin Corp......................................        193,000      19,010,500
  Parker-Hannifin Corp. (b).................................         43,925       2,015,059
  Raytheon Co. (Class "A" Stock) (b)........................          7,295         359,749
                                                                             --------------
                                                                                 36,069,383
                                                                             --------------
AIRLINES -- 0.4%
  AMR Corp. (b).............................................         84,700      10,883,950
  US Airways Group, Inc. (b)................................        114,900       7,181,250
                                                                             --------------
                                                                                 18,065,200
                                                                             --------------
APPAREL -- 0.0%
  Phillips-Van Heusen Corp..................................         96,300       1,372,275
                                                                             --------------
AUTOS - CARS & TRUCKS -- 0.4%
  Chrysler Corp.............................................        147,800       5,200,712
  Ford Motor Co.............................................         95,600       4,654,525
  General Motors Corp.......................................        111,000       6,729,375
  Mascotech, Inc............................................         96,000       1,764,000
  Titan International, Inc..................................        102,950       2,065,434
                                                                             --------------
                                                                                 20,414,046
                                                                             --------------
BANKS AND SAVINGS & LOANS -- 1.4%
  BankAmerica Corp..........................................        172,000      12,556,000
  Barnett Banks, Inc........................................        179,600      12,908,750
  Chase Manhattan Corp......................................        213,800      23,411,100
  Citicorp..................................................         56,800       7,181,650
  Fleet Financial Group, Inc................................        166,100      12,447,119
                                                                             --------------
                                                                                 68,504,619
                                                                             --------------
CHEMICALS -- 0.2%
  Ferro Corp................................................        137,100       3,333,244
  Millennium Chemicals, Inc.................................        148,927       3,509,092
  OM Group, Inc.............................................         64,400       2,358,650
                                                                             --------------
                                                                                  9,200,986
                                                                             --------------
COMMERCIAL SERVICES -- 0.3%
  Cendant Corp. (b).........................................        373,700      12,845,937
                                                                             --------------
COMPUTER SERVICES -- 1.5%
  Autodesk, Inc.............................................        671,600      24,849,200
  BMC Software, Inc. (b)....................................        296,400      19,451,250

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       B9

DECEMBER 31, 1997

                                                                                 VALUE
COMMON STOCKS (CONTINUED)                                        SHARES         (NOTE 2)
                                                              -------------  --------------
  Cadence Design Systems, Inc. (b)..........................        693,800  $   16,998,100
  Microsoft Corp. (a).......................................         67,900       8,776,075
                                                                             --------------
                                                                                 70,074,625
                                                                             --------------
COMPUTERS -- 2.1%
  3Com Corp. (b)............................................        519,600      18,153,525
  Cisco Systems, Inc. (b)...................................        436,050      24,309,787
  Compaq Computer Corp......................................        245,300      13,844,119
  Digital Equipment Corp. (b)...............................         99,200       3,670,400
  International Business Machines Corp......................        179,800      18,800,337
  Sun Microsystems, Inc. (b)................................        552,900      22,046,887
                                                                             --------------
                                                                                100,825,055
                                                                             --------------
CONSTRUCTION -- 0.2%
  Oakwood Homes Corp........................................        141,600       4,699,350
  Standard Pacific Corp.....................................        156,600       2,466,450
  Webb Corp.................................................        142,600       3,707,600
                                                                             --------------
                                                                                 10,873,400
                                                                             --------------
CONSUMER-APPLIANCES -- 0.3%
  Sunbeam Corp.,............................................        293,000      12,342,625
                                                                             --------------
CONTAINERS -- 0.0%
  Owens-Illinois, Inc. (b)..................................         58,300       2,211,756
                                                                             --------------
COSMETICS & SOAPS -- 0.5%
  Avon Products, Inc........................................        425,600      26,121,200
                                                                             --------------
DIVERSIFIED OPERATIONS -- 1.0%
  Cognizant Corp............................................        289,800      12,914,212
  General Electric Co.......................................        408,600      29,981,025
  Whitman Corp..............................................        135,000       3,518,437
                                                                             --------------
                                                                                 46,413,674
                                                                             --------------
DRUGS AND MEDICAL SUPPLIES -- 3.8%
  American Home Products Corp.,.............................        315,500      24,135,750
  Biogen, Inc. (b)..........................................        532,500      19,369,687
  Bristol-Myers Squibb Co...................................        308,700      29,210,737
  Cardinal Health, Inc......................................        300,300      22,560,037
  Guidant Corp..............................................        202,400      12,599,400
  Medtronic, Inc............................................        398,500      20,846,531
  Novartis Corp., AG, ADR (Switzerland).....................         84,100       6,833,125
  Pfizer, Inc...............................................        253,800      18,923,962
  Warner-Lambert Co.........................................        190,400      23,609,600
                                                                             --------------
                                                                                178,088,829
                                                                             --------------
ELECTRICAL EQUIPMENT -- 0.0%
  Belden, Inc...............................................         68,200       2,404,050
                                                                             --------------
ELECTRONICS -- 0.5%
  Intel Corp................................................         79,600       5,591,900
  National Semiconductor Corp. (b)..........................        738,400      19,152,250
                                                                             --------------
                                                                                 24,744,150
                                                                             --------------
ENGINEERING & CONSTRUCTION -- 0.0%
  Giant Cement Holdings, Inc. (b)...........................         59,100       1,366,687
                                                                             --------------
ENVIRONMENTAL SERVICES -- 0.5%
  U.S.A. Waste Services, Inc. (b)...........................        651,100      25,555,675
                                                                             --------------
EXPLORATION & PRODUCTION -- 0.0%
  Apex Silver Mines Ltd. (b)................................         83,600       1,065,900
                                                                             --------------
FINANCIAL SERVICES -- 1.6%
  Fannie Mae................................................         24,900       1,420,856
  Lehman Brothers Holdings, Inc.............................        254,000      12,954,000
  Merrill Lynch & Co., Inc..................................         59,200       4,317,900
  Morgan Stanley, Dean Witter, Discover & Co.,..............        334,090      19,753,071
  Schwab (Charles) Corp.....................................        417,600      17,513,100
  Travelers Group, Inc......................................        357,967      19,285,472
                                                                             --------------
                                                                                 75,244,399
                                                                             --------------

DECEMBER 31, 1997

                                                                                 VALUE
COMMON STOCKS (CONTINUED)                                        SHARES         (NOTE 2)
                                                              -------------  --------------
FOOD & BEVERAGES -- 1.3%
  PepsiCo, Inc..............................................        740,500  $   26,981,969
  Quaker Oats Co............................................        317,300      16,737,575
  Ralston-Ralston Purina Group..............................        205,600      19,107,950
                                                                             --------------
                                                                                 62,827,494
                                                                             --------------
FOREST PRODUCTS -- 0.3%
  Boise Cascade Corp.,......................................        145,600       4,404,400
  Champion International Corp...............................         96,200       4,359,062
  Louisiana-Pacific Corp....................................        100,400       1,907,600
  Mead Corp.................................................         96,500       2,702,000
  Willamette Industries, Inc................................         70,300       2,262,781
                                                                             --------------
                                                                                 15,635,843
                                                                             --------------
HEALTHCARE -- 0.1%
  A.O. Smith Corp...........................................         71,500       3,020,875
                                                                             --------------
HOSPITALS/ HOSPITAL MANAGEMENT -- 0.6%
  Columbia/HCA Healthcare Corp.,............................        203,800       6,037,575
  Healthsouth Corp. (b).....................................        779,300      21,625,575
                                                                             --------------
                                                                                 27,663,150
                                                                             --------------
HOUSEHOLD PRODUCTS -- 0.0%
  Leggett & Platt, Inc......................................         58,300       2,441,312
                                                                             --------------
HOUSING RELATED -- 0.2%
  Hanson, PLC, ADR (United Kingdom).........................        260,962       6,018,436
  Owens Corning.............................................        100,100       3,415,912
                                                                             --------------
                                                                                  9,434,348
                                                                             --------------
INSURANCE -- 1.2%
  Allstate Corp.............................................        150,000      13,631,250
  Berkley (WR) Corp.........................................         43,100       1,891,012
  Financial Security Assurance Holdings Ltd.,...............         34,600       1,669,450
  Loews Corp................................................         29,500       3,130,687
  PennCorp Financial Group, Inc.............................         81,600       2,912,100
  Provident Companies, Inc..................................         54,300       2,097,337
  Reinsurance Group of America, Inc.........................        117,450       4,998,966
  TIG Holdings, Inc.........................................         86,900       2,883,994
  Trenwick Group, Inc.......................................         65,950       2,481,369
  United Healthcare Corp....................................        377,000      18,732,187
  Western National Corp.....................................        134,500       3,984,562
                                                                             --------------
                                                                                 58,412,914
                                                                             --------------
INSTRUMENTS-CONTROLS -- 0.0%
  Flowserve Corp............................................         40,186       1,122,696
                                                                             --------------
LEISURE -- 0.5%
  Carnival Corp. (Class "A" Stock)..........................        398,800      22,083,550
                                                                             --------------
MACHINERY -- 0.2%
  Case Corp.................................................         88,400       5,342,675
  DT Industries, Inc........................................         36,400       1,237,600
  Global Industrial
    Technologies, Inc. (b)..................................         62,400       1,056,900
  Paxar Corp. (b)...........................................        233,725       3,462,052
                                                                             --------------
                                                                                 11,099,227
                                                                             --------------
MANUFACTURING -- 1.0%
  Illinois Tool Works, Inc. (b).............................        181,300      10,900,663
  Tyco International, Ltd...................................        802,800      36,176,175
                                                                             --------------
                                                                                 47,076,838
                                                                             --------------
MEDIA -- 0.2%
  Central Newspapers, Inc. (Class "A" Stock)................         50,800       3,756,025
  Houghton Mifflin Co.......................................         59,700       2,290,988
  Knight-Ridder, Inc........................................         59,200       3,078,400
  Lee Enterprises, Inc......................................         51,700       1,528,381
                                                                             --------------
                                                                                 10,653,794
                                                                             --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B10

DECEMBER 31, 1997

                                                                                 VALUE
COMMON STOCKS (CONTINUED)                                        SHARES         (NOTE 2)
                                                              -------------  --------------
MEDICAL INSTRUMENTS -- 0.3%
  Arterial Vascular Engineering, Inc., (b)..................        198,200  $   12,883,000
                                                                             --------------
METALS-FERROUS -- 0.2%
  Bethlehem Steel Corp. (b).................................        225,200       1,942,350
  LTV Corp..................................................        208,300       2,030,925
  Material Sciences Corp. (b)...............................         98,500       1,200,469
  National Steel Corp. (Class "B" Stock) (b)................         42,900         496,031
  USX-U.S. Steel Group......................................         61,800       1,931,250
                                                                             --------------
                                                                                  7,601,025
                                                                             --------------
METALS-NON FERROUS -- 0.2%
  Aluminum Company of America...............................        147,600      10,387,350
                                                                             --------------
MISCELLANEOUS - BASIC INDUSTRY -- 0.3%
  Coltec Industries, Inc. (b)...............................         44,400       1,029,525
  Donaldson, Co.............................................         55,500       2,500,969
  IDEX Corp.................................................         61,100       2,130,863
  Mark IV Industries, Inc...................................         87,942       1,923,731
  Trinity Industries, Inc...................................         53,100       2,369,588
  Wolverine Tube, Inc. (b)..................................         37,600       1,165,600
  York International Corp...................................         27,400       1,084,013
                                                                             --------------
                                                                                 12,204,289
                                                                             --------------
MISCELLANEOUS - CONSUMER GROWTH/STABLE -- 0.3%
  Eastman Kodak Co..........................................         29,200       1,775,725
  Unilever N.V., ADR (United Kingdom).......................        237,000      14,797,688
                                                                             --------------
                                                                                 16,573,413
                                                                             --------------
MISCELLANEOUS - INDUSTRIAL -- 0.2%
  CBS Corp..................................................        207,400       6,105,338
  Energy Group, PLC, ADR (United Kingdom)...................         49,862       2,225,092
                                                                             --------------
                                                                                  8,330,430
                                                                             --------------
OIL & GAS -- 1.3%
  Basin Exploration, Inc. (b)...............................         17,700         314,175
  Cabot Oil & Gas Corp. (Class "A" Stock)...................         90,100       1,751,319
  Cross Timbers Oil Co......................................        296,300       7,388,981
  Elf Aquitaine SA, ADR (France)............................        126,900       7,439,513
  Enron Oil & Gas Co........................................         49,200       1,042,425
  Murphy Oil Corp...........................................         28,100       1,522,669
  Noble Affiliates, Inc.,...................................        196,700       6,933,675
  Pioneer Natural Resources Co..............................        325,044       9,405,961
  Seagull Energy Corp. (b)..................................         63,700       1,313,813
  Total SA (Class "B" Stock) (France).......................        126,800       7,037,400
  Unocal Corp...............................................        389,700      15,125,231
  Western Gas Resources, Inc.,..............................        104,700       2,316,488
                                                                             --------------
                                                                                 61,591,650
                                                                             --------------
OIL & GAS SERVICES -- 1.5%
  Apache Corp...............................................        498,500      17,478,656
  Halliburton Co............................................        595,200      30,913,200
  J. Ray McDermott, SA (b)..................................        166,500       7,159,500
  McDermott International, Inc..............................        307,700      11,269,513
  Oryx Energy Co. (b).......................................        125,500       3,200,250
                                                                             --------------
                                                                                 70,021,119
                                                                             --------------
REAL ESTATE DEVELOPMENT -- 0.2%
  Crescent Operating, Inc. (b)..............................         17,360         425,320
  Crescent Real Estate Equities, Inc........................        166,300       6,548,063
  Equity Residential Properties Trust.......................         14,600         738,213
                                                                             --------------
                                                                                  7,711,596
                                                                             --------------
RETAIL -- 4.2%
  Bombay Company, Inc. (b)..................................        141,500         654,438
  Borders Group, Inc. (b)...................................        656,000      20,541,000

DECEMBER 31, 1997

                                                                                 VALUE
COMMON STOCKS (CONTINUED)                                        SHARES         (NOTE 2)
                                                              -------------  --------------
  Charming Shoppes, Inc. (b)................................        824,800  $    3,866,250
  Consolidated Stores Corp. (b).............................        466,900      20,514,419
  Costco Companies, Inc. (b)................................        373,200      16,654,050
  CVS Corp..................................................        157,900      10,115,469
  Designs, Inc. (b).........................................         52,800         158,400
  Dillards, Inc. (Class "A" Stock)..........................         32,200       1,135,050
  Federated Department Stores, Inc. (b).....................        242,700      10,451,269
  Home Depot, Inc...........................................        276,050      16,252,444
  Jan Bell Marketing, Inc. (b)..............................        153,800         384,500
  Kmart Corp. (b)...........................................        619,600       7,164,125
  Kroger Co. (b)............................................        407,400      15,048,338
  Liz Claiborne, Inc........................................        276,600      11,565,338
  Rite Aid Corp.............................................        241,700      14,184,769
  Safeway, Inc. (b).........................................        407,800      25,793,350
  Tandy Corp................................................         47,500       1,831,719
  The Limited, Inc..........................................        215,300       5,490,150
  The TJX Companies, Inc....................................        449,600      15,455,000
  Toys 'R' Us, Inc. (b).....................................         88,700       2,788,506
                                                                             --------------
                                                                                200,048,584
                                                                             --------------
RUBBER -- 0.1%
  Goodyear Tire & Rubber Co.................................         39,800       2,532,275
                                                                             --------------
TELECOMMUNICATIONS -- 1.2%
  Alcatel Alsthom, ADR (France).............................        127,000       3,214,688
  Deutsche Telekom, ADR (Germany)...........................         45,800         853,025
  Nextel Communications, Inc. (Class "A" Stock) (b).........        871,500      22,659,000
  Tellabs, Inc. (b).........................................        299,000      15,809,625
  WorldCom, Inc.............................................        410,800      12,426,700
                                                                             --------------
                                                                                 54,963,038
                                                                             --------------
TEXTILES -- 0.1%
  Fruit of the Loom, Inc. (Class "A" Stock) (b).............         73,800       1,891,125
  Pillowtex Corp............................................         18,830         656,696
  Tultex Corp. (b)..........................................         89,800         364,813
                                                                             --------------
                                                                                  2,912,634
                                                                             --------------
TOBACCO -- 0.8%
  Bat Industries, PLC, ADR (United Kingdom).................        107,100       2,008,125
  Phillip Morris Co. Inc....................................        646,700      29,303,594
  RJR Nabisco Holdings Corp.................................        125,800       4,717,500
                                                                             --------------
                                                                                 36,029,219
                                                                             --------------
TOYS -- 0.4%
  Mattel, Inc...............................................        475,751      17,721,725
                                                                             --------------
TRUCKING/SHIPPING -- 0.0%
  Yellow Corp. (b)..........................................         44,300       1,113,038
                                                                             --------------
WASTE MANAGEMENT -- 0.1%
  Waste Management, Inc.....................................        208,000       5,720,000
                                                                             --------------
TOTAL COMMON STOCKS
  (cost $1,331,959,806)....................................................   1,543,620,897
                                                                             --------------

PREFERRED STOCKS -- 0.7%
FINANCIAL SERVICES -- 0.7%
  Central Hispano Capital Corp.,............................        225,900       6,254,606
  Central Hispano Corp.,....................................      1,000,000      26,000,000
                                                                             --------------
                                                                                 32,254,606
                                                                             --------------
TOTAL PREFERRED STOCKS
  (cost $31,236,594).......................................................      32,254,606
                                                                             --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $4,151,360,152)....................................................   4,354,901,998
                                                                             --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B11

DECEMBER 31, 1997

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
SHORT-TERM INVESTMENTS -- 7.2%                      (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
ASSET-BACKED SECURITIES -- 0.3%
  Centric Capital Corp.,
    5.92%, 02/23/98...............................       P1       $   1,000  $      991,449
  Corporate Asset Funding Co., Inc.,
    5.78%, 02/24/98...............................       P1           4,600       4,560,857
  Falcon Asset Securitization Corp.,
    5.90%, 01/21/98...............................       P1           1,000         996,886
  Restructured Asset Securities Enhanced Return,
    5.95875%, 08/28/98............................       P1           4,000       4,000,000
  Strategic Money Market Trust,
    5.91%, 12/16/98...............................       P1           2,000       2,000,000
  Variable Funding Capital Corp.,
    5.81%, 02/20/98...............................       P1           2,000       1,984,184
  Wood Street Funding Corp.,
    5.83%, 02/13/98...............................       P1           1,000         993,198
                                                                             --------------
                                                                                 15,526,574
                                                                             --------------
BANK NOTES -- 0.2%
  American Express Centurion Bank,
    5.929%, 09/22/98..............................       P1           5,000       5,000,000
  NBD Bank--Michigan,
    5.00%, 01/30/98...............................       P1           2,000       1,998,356
  US Bank, N.A.,
    5.83094%, 10/21/98............................       P1           1,000         999,358
                                                                             --------------
                                                                                  7,997,714
                                                                             --------------
CERTIFICATES OF DEPOSIT-EURO -- 0.2%
  Morgan Guaranty Trust Co.,
    5.79%, 03/16/98...............................       P1           4,000       4,000,209
  Westdeutsche Landesbank Girozentral, (Germany),
    5.83%, 08/03/98...............................       P1           6,000       5,997,462
                                                                             --------------
                                                                                  9,997,671
                                                                             --------------
CERTIFICATES OF DEPOSIT-YANKEE -- 1.1%
  Canadian Imperial Bank of Commerce, (Canada),
    5.95%, 06/29/98...............................       P1             900         899,706
  Corestates Bank, NA,
    5.7825%, 01/23/98.............................       P1           1,000       1,000,000
  Credit Agricole Indosuez,
    5.75%, 02/10/98...............................       P1           5,000       5,000,000
  Dresdner Bank, AG, (Germany),
    5.95%, 10/20/98...............................       P1           7,000       6,998,241
  Empresa Colombia de Petroleos, (Colombia),
    7.25%, 07/08/98...............................      BBB-          8,250       8,280,937
  Kansallis-Osake Pankki, N.Y., (Finland),
    6.125%, 05/15/98..............................       A3           6,160       6,160,000
    9.75%, 12/15/98...............................      Baa1         16,950      17,472,908
  Republic of Colombia, (Colombia),
    7.125%, 05/11/98..............................      Ba1           2,775       2,802,750
  Royal Bank of Canada, (Canada),
    5.91%, 06/17/98...............................       P1           3,000       2,999,217
  Swiss Bank Corp.,
    5.77%, 01/30/98...............................       P1           2,000       1,999,421
                                                                             --------------
                                                                                 53,613,180
                                                                             --------------

DECEMBER 31, 1997

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D)                     (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
COMMERCIAL PAPER -- 3.4%
  Aon Corp.,
    5.79%, 03/12/98...............................       P2       $     880  $      870,234
  Barton Capital Corp.,
    5.95%, 02/09/98...............................       P1           1,000         993,719
  Bell Atlantic Financial Services, Inc.,
    6.08%, 01/09/98...............................       P1           6,000       5,992,907
  BP America,
    6.90%, 01/02/98...............................       P1           6,500       6,500,000
  Capital One Bank,
    6.66%, 08/17/98...............................      Baa3         10,050      10,088,291
  Coca-Cola Enterprises,
    5.65%, 03/12/98...............................       P2           3,000       2,967,512
  Comdisco, Inc., M.T.N.,
    5.54%, 01/26/98...............................      Baa1         12,500      12,498,000
    6.09%, 11/09/98...............................      Baa1         34,000      34,009,860
    6.29%, 10/22/98...............................      Baa1          5,000       5,009,900
    6.689%, 05/22/98..............................      Baa1          9,000       9,024,300
  Duke Capital Corp.,
    5.90%, 01/23/98...............................       P2           1,000         996,558
  Enterprise Rent-A-Car USA Finance Co., M.T.N.,
    7.875%, 03/15/98 (b)..........................      Baa2          9,925       9,961,921
  Federal Express Corp., M.T.N.,
    10.00%, 06/01/98..............................      Baa3          3,000       3,045,750
  Finova Capital Corp.,
    5.75%, 02/04/98...............................       P2           3,400       3,382,079
  First USA Bank,
    8.20%, 02/15/98...............................      Baa3         11,500      11,521,275
  General Electric Capital Services, Inc.,
    5.70%, 01/12/98...............................       P1           5,000       4,992,083
  Honeywell Inc.,
    6.75%, 01/02/98...............................       P1           4,250       4,250,000
  ING America Insurance Holdings, Inc.,
    5.74%, 04/03/98...............................       P1           2,000       1,970,981
    5.74%, 04/28/98...............................       P1           1,600       1,570,407
  Mont Blanc Capital Corp.,
    5.82%, 02/13/98...............................       P1           2,000       1,986,420
  Newell Co.,
    6.80%, 01/02/98...............................       P1           6,500       6,500,000
  Old Line Funding Corp.,
    5.90%, 01/21/98...............................      A1+           1,000         996,886
  PHH Corp.,
    6.75%, 01/02/98...............................       P1           6,500       6,500,000
  Safeco Corp.,
    5.76%, 03/17/98...............................       P2           2,000       1,976,320
  Special Purpose Account Receivables Cooperative
    Corp.,
    5.80%, 03/26/98...............................       P1           1,000         986,628
  Textron Financial Corp.,
    6.125%, 02/23/98..............................       A3           1,000       1,000,220
  Xerox Capital (Europe) PLC
    5.75%, 02/05/98...............................       P1           3,000       2,983,708
    5.79%, 02/12/98...............................       P1             875         869,230
    6.85%, 01/02/98...............................       P1           2,610       2,610,000
                                                                             --------------
                                                                                156,055,189
                                                                             --------------
MEDIUM TERM NOTES -- 0.2%
  Ford Motor Credit Corp.,
    9.00%, 03/25/98...............................       P1           1,200       1,208,318
  General Motors Acceptance Corp.,
    5.76825%, 09/21/98............................       P1           3,000       2,997,564

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B12

DECEMBER 31, 1997

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D)                     (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  IBM Credit Corp.,
    5.65%, 02/27/98...............................       P1       $   4,000  $    3,998,626
  Morgan Stanley Group, Inc.,
    6.34%, 03/09/98...............................       P1           1,000       1,000,606
  Suntrust Banks, Inc.,
    8.875%, 02/01/98..............................       P1             805         806,820
                                                                             --------------
                                                                                 10,011,934
                                                                             --------------
OTHER CORPORATE OBLIGATIONS -- 0.1%
  Association Corp. of America,
    6.125%, 02/01/98..............................       P1           2,040       2,039,976
  Beneficial Corp.,
    9.125%, 02/15/98..............................       P1           2,700       2,709,664
                                                                             --------------
                                                                                  4,749,640
                                                                             --------------
U. S. GOVERNMENT & AGENCY OBLIGATIONS -- 0.0%
  United States Treasury Bills,
    5.045%, 03/19/98 (a)..........................                      700         692,545
    5.165%, 01/22/98 (a)..........................                      300         299,139
    5.29%, 03/19/98 (a)...........................                      400         395,533
                                                                             --------------
                                                                                  1,387,217
                                                                             --------------
REPURCHASE AGREEMENT -- 1.7%
  Joint Repurchase Agreement Account,
    6.53%, 01/02/98 (Note 5)......................                   81,783      81,783,000
                                                                             --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $340,697,062)......................................................     341,122,119
                                                                             --------------
TOTAL INVESTMENTS -- 99.0%
  (cost $4,491,825,742; Note 6)............................................   4,696,024,117
                                                                             --------------
VARIATION MARGIN ON OPEN FUTURES CONTRACTS (C) -- (0.0%)...................
                                                                                   (653,438)
OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.0%..............................
                                                                                 48,861,360
                                                                             --------------
TOTAL NET ASSETS -- 100.0%.................................................  $4,744,232,039
                                                                             --------------
                                                                             --------------

    The following abbreviations are used in portfolio descriptions:
        ADR American Depository Receipt
        AG  Aktiengesellschaft (German Stock Company)
        M.T.N. Medium Term Note
        PLC Public Limited Company (British Corporation)
        SA  Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French
            Corporation)

(a)  Security segregated as collateral for futures contracts.

(b)  Non-income producing security.

(c)  Open futures contracts as of December 31, 1997 are as follows:

                                                       VALUE AT
NUMBER OF                   EXPIRATION  VALUE AT     DECEMBER 31,    APPRECIATION/
CONTRACTS       TYPE          DATE     TRADE DATE        1997        DEPRECIATION
Long Position:
    61     S&P 500 Index     Mar 98    15,095,625     14,931,275      (164,350)
           U.S. Treasury 5
   318     Yr.               Mar 98    34,423,500     34,542,750       119,250
           U.S. Treasury 5
   166     Yr.               Mar 98    19,931,438     19,997,813       66,375
Short Position:
           U.S. Treasury 5
   637     Yr.               Mar 98    75,803,000     76,738,594      (935,594)
           U.S. Treasury 5
   365     Yr.               Mar 98    39,488,438     39,648,125      (159,687)
           U.S. Treasury
  1181     10 Yr.            Mar 98    131,755,312   132,456,531      (701,219)

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B13

                           FLEXIBLE MANAGED PORTFOLIO

DECEMBER 31, 1997

LONG-TERM INVESTMENTS -- 93.8%
                                                                       VALUE
COMMON STOCKS -- 57.6%                                 SHARES         (NOTE 2)
                                                    -------------  --------------
AEROSPACE -- 1.3%
  AlliedSignal, Inc...............................        289,300  $   11,264,619
  GenCorp, Inc....................................        428,200      10,705,000
  Litton Industries, Inc. (a).....................        324,400      18,653,000
  Lockheed Martin Corp............................        272,900      26,880,650
  Raytheon Co. (Class "A" Stock)..................         30,252       1,491,826
                                                                   --------------
                                                                       68,995,095
                                                                   --------------
AIRLINES -- 1.4%
  AMR Corp. (a)...................................        346,000      44,461,000
  USAir Group, Inc. (a)...........................        491,700      30,731,250
                                                                   --------------
                                                                       75,192,250
                                                                   --------------
AUTOS - CARS & TRUCKS -- 1.5%
  Chrysler Corp...................................        632,700      22,263,131
  Ford Motor Co...................................        301,300      14,669,544
  General Motors Corp.............................        474,400      28,760,500
  Mascotech, Inc..................................        411,300       7,557,637
  Titan International, Inc........................        440,700       8,841,544
                                                                   --------------
                                                                       82,092,356
                                                                   --------------
BANKS AND SAVINGS & LOANS -- 1.8%
  BankAmerica Corp................................        243,900      17,804,700
  Barnett Banks, Inc..............................        254,200      18,270,625
  Chase Manhattan Corp............................        302,100      33,079,950
  Citicorp........................................         80,500      10,178,219
  Fleet Financial Group, Inc......................        235,100      17,617,806
                                                                   --------------
                                                                       96,951,300
                                                                   --------------
CHEMICALS -- 0.7%
  Ferro Corp......................................        586,950      14,270,222
  Millennium Chemicals, Inc.......................        637,700      15,025,806
  OM Group, Inc...................................        275,900      10,104,837
                                                                   --------------
                                                                       39,400,865
                                                                   --------------
COMMERCIAL SERVICES -- 0.3%
  Cendant Corp. (a)...............................        529,500      18,201,562
                                                                   --------------
COMPUTERS -- 2.2%
  3Com Corp. (a)..................................        737,000      25,748,937
  Compaq Computer Corp............................        346,700      19,566,881
  Digital Equipment Corp. (a).....................        424,700      15,713,900
  International Business Machines Corp............        254,400      26,600,700
  Sun Microsystems, Inc. (a)......................        781,100      31,146,362
                                                                   --------------
                                                                      118,776,780
                                                                   --------------
COMPUTER SERVICES -- 2.4%
  Autodesk, Inc...................................        951,300      35,198,100
  BMC Software, Inc. (a)..........................        419,800      27,549,375
  Cadence Design Systems, Inc. (a)................        979,500      23,997,750
  Cisco Systems, Inc. (a).........................        617,100      34,403,325
  Microsoft Corp..................................         95,800      12,382,150
                                                                   --------------
                                                                      133,530,700
                                                                   --------------
CONSTRUCTION -- 0.8%
  Oakwood Homes Corp..............................        606,400      20,124,900
  Standard Pacific Corp...........................        670,400      10,558,800
  Webb Corp.......................................        611,100      15,888,600
                                                                   --------------
                                                                       46,572,300
                                                                   --------------
CONTAINERS -- 0.2%
  Owens-Illinois, Inc. (a)........................        250,000       9,484,375
                                                                   --------------
COSMETICS & SOAPS -- 0.7%
  Avon Products, Inc..............................        595,600      36,554,950
                                                                   --------------

DECEMBER 31, 1997

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
DIVERSIFIED OPERATIONS -- 1.7%
  Cognizant Corp..................................        410,000  $   18,270,625
  General Electric Co.............................        577,200      42,352,050
  Loews Corp......................................        175,000      18,571,875
  Whitman Corp....................................        578,000      15,064,125
                                                                   --------------
                                                                       94,258,675
                                                                   --------------
DRUGS AND MEDICAL SUPPLIES -- 4.6%
  American Home Products Corp.....................        446,600      34,164,900
  Biogen, Inc. (a)................................        752,300      27,364,912
  Bristol-Myers Squibb Co.........................        453,400      42,902,975
  Cardinal Health, Inc............................        425,100      31,935,637
  Guidant Corp....................................        284,900      17,735,025
  Medtronic, Inc..................................        564,000      29,504,250
  Novartis Corp., AG, ADR (Switzerland)...........        114,200       9,278,750
  Pfizer, Inc.....................................        359,600      26,812,675
  Warner-Lambert Co...............................        269,000      33,356,000
                                                                   --------------
                                                                      253,055,124
                                                                   --------------
ELECTRICAL EQUIPMENT -- 0.2%
  Baldor Electric Co..............................              1              29
  Belden, Inc.....................................        292,200      10,300,050
                                                                   --------------
                                                                       10,300,079
                                                                   --------------
ELECTRONICS -- 0.6%
  Intel Corp......................................        112,500       7,903,125
  National Semiconductor Corp. (a)................      1,029,600      26,705,250
                                                                   --------------
                                                                       34,608,375
                                                                   --------------
ENERGY -- 0.2%
  Energy Group, PLC, ADR (United Kingdom).........        218,900       9,768,413
                                                                   --------------
ENGINEERING & CONSTRUCTION -- 0.1%
  Giant Cement Holdings, Inc. (a).................        259,600       6,003,250
                                                                   --------------
ENVIRONMENTAL SERVICES -- 1.1%
  U.S.A. Waste Services, Inc. (a).................        920,200      36,117,850
  Waste Management, Inc...........................        872,300      23,988,250
                                                                   --------------
                                                                       60,106,100
                                                                   --------------
FINANCIAL SERVICES -- 3.3%
  Federal National Mortgage Association...........         35,100       2,002,894
  Lehman Brothers Holdings, Inc...................      1,087,300      55,452,300
  Merrill Lynch & Co., Inc........................        253,100      18,460,481
  Morgan Stanley, Dean Witter, Discover & Co......        632,195      37,378,529
  Schwab (Charles) Corp...........................        589,900      24,738,931
  Travelers Group, Inc............................        763,266      41,120,956
                                                                   --------------
                                                                      179,154,091
                                                                   --------------
FOOD & BEVERAGES -- 2.0%
  PepsiCo, Inc....................................      1,047,900      38,182,856
  Quaker Oats Co..................................        448,500      23,658,375
  Ralston-Ralston Purina Group....................        291,000      27,044,812
  RJR Nabisco Holdings Corp.......................        538,700      20,201,250
                                                                   --------------
                                                                      109,087,293
                                                                   --------------
FOREST PRODUCTS -- 1.3%
  Boise Cascade Corp..............................        700,000      21,175,000
  Champion International Corp.....................        412,200      18,677,812
  Louisiana-Pacific Corp..........................        412,200       7,831,800

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B14

DECEMBER 31, 1997

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Mead Corp.......................................        413,200  $   11,569,600
  Willamette Industries, Inc......................        301,600       9,707,750
                                                                   --------------
                                                                       68,961,962
                                                                   --------------
HOSPITALS/ HOSPITAL MANAGEMENT -- 1.0%
  Columbia/HCA Healthcare Corp....................        855,000      25,329,375
  Healthsouth Corp. (a)...........................      1,101,400      30,563,850
                                                                   --------------
                                                                       55,893,225
                                                                   --------------
HOUSEHOLD PRODUCTS -- 0.5%
  Leggett & Platt, Inc............................        249,500      10,447,812
  Sunbeam Corp....................................        415,000      17,481,875
                                                                   --------------
                                                                       27,929,687
                                                                   --------------
HOUSING RELATED -- 0.7%
  Hanson, PLC, ADR (United Kingdom)...............      1,046,700      24,139,519
  Owens Corning...................................        429,000      14,639,625
                                                                   --------------
                                                                       38,779,144
                                                                   --------------
INSTRUMENTS-CONTROLS -- 0.2%
  Parker-Hannifin Corp............................        187,500       8,601,563
                                                                   --------------
INSURANCE -- 2.6%
  Allstate Corp...................................        212,000      19,265,500
  Berkley (WR) Corp...............................        186,450       8,180,494
  Financial Security Assurance Holdings Ltd.......        148,500       7,165,125
  PennCorp Financial Group, Inc...................        349,600      12,476,350
  Provident Companies, Inc........................        232,600       8,984,175
  Reinsurance Group of America, Inc...............        503,100      21,413,194
  TIG Holdings, Inc...............................        372,300      12,355,706
  Trenwick Group, Inc.............................        289,700      10,899,962
  United Healthcare Corp..........................        532,700      26,468,531
  Western National Corp...........................        575,900      17,061,037
                                                                   --------------
                                                                      144,270,074
                                                                   --------------
LEISURE -- 0.5%
  Carnival Corp. (Class "A" Stock)................        563,300      31,192,737
                                                                   --------------
MACHINERY -- 0.9%
  Case Corp.......................................        378,500      22,875,594
  DT Industries, Inc..............................        155,600       5,290,400
  Global Industrial Technologies, Inc. (a)........        273,600       4,634,100
  Paxar Corp. (a).................................      1,011,875      14,988,398
                                                                   --------------
                                                                       47,788,492
                                                                   --------------
MANUFACTURING -- 1.6%
  A.O. Smith Corp.................................        306,300      12,941,175
  Flowserve Corp..................................        171,691       4,796,617
  Illinois Tool Works, Inc........................        256,100      15,398,012
  Tyco International, Ltd.........................      1,134,202      51,109,978
                                                                   --------------
                                                                       84,245,782
                                                                   --------------
MEDIA -- 0.8%
  Central Newspapers, Inc. (Class "A" Stock)......        217,600      16,088,800
  Houghton Mifflin Co.............................        255,200       9,793,300
  Knight-Ridder, Inc..............................        253,000      13,156,000
  Lee Enterprises, Inc............................        221,400       6,545,137
                                                                   --------------
                                                                       45,583,237
                                                                   --------------
MEDICAL INSTRUMENTS -- 0.3%
  Arterial Vascular Engineering, Inc. (a).........        280,000      18,200,000
                                                                   --------------

DECEMBER 31, 1997

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
METALS-FERROUS -- 0.6%
  Bethlehem Steel Corp. (a).......................        958,000  $    8,262,750
  LTV Corp........................................        892,000       8,697,000
  Material Sciences Corp. (a).....................        421,800       5,140,687
  National Steel Corp. (Class "B" Stock) (a)......        183,200       2,118,250
  USX-U.S. Steel Group............................        265,100       8,284,375
                                                                   --------------
                                                                       32,503,062
                                                                   --------------
METALS-NON FERROUS -- 0.8%
  Aluminum Company of America.....................        632,400      44,505,150
                                                                   --------------
MISCELLANEOUS - BASIC INDUSTRY -- 0.9%
  Coltec Industries, Inc. (a).....................        190,000       4,405,625
  Donaldson, Co...................................        237,800      10,715,862
  IDEX Corp.......................................        261,500       9,119,813
  Mark IV Industries, Inc.........................        376,900       8,244,688
  Trinity Industries, Inc.........................        227,000      10,129,875
  Wolverine Tube, Inc. (a)........................        164,600       5,102,600
  York International Corp.........................        117,200       4,636,725
                                                                   --------------
                                                                       52,355,188
                                                                   --------------
MISCELLANEOUS - CONSUMER GROWTH/STABLE -- 0.5%
  Eastman Kodak Co................................        120,000       7,297,500
  Unilever N.V., ADR (United Kingdom).............        334,000      20,854,125
                                                                   --------------
                                                                       28,151,625
                                                                   --------------
MISCELLANEOUS - INDUSTRIAL -- 0.5%
  CBS Corp........................................        892,600      26,275,913
                                                                   --------------
OIL & GAS -- 3.0%
  Basin Exploration, Inc. (a).....................         75,700       1,343,675
  Cabot Oil & Gas Corp. (Class "A" Stock).........        385,700       7,497,044
  Cross Timbers Oil Co............................        417,400      10,408,913
  Elf Aquitaine SA, ADR (France)..................        544,200      31,903,725
  Enron Oil & Gas Co..............................        210,600       4,462,088
  Murphy Oil Corp.................................        120,900       6,551,269
  Noble Affiliates, Inc...........................        426,300      15,027,075
  Pioneer Natural Resources Co....................      1,426,731      41,286,028
  Seagull Energy Corp. (a)........................        260,200       5,366,625
  Total SA (Class "B" Stock) (France).............        179,200       9,945,600
  Unocal Corp.....................................        550,500      21,366,281
  Western Gas Resources, Inc......................        448,500       9,923,063
                                                                   --------------
                                                                      165,081,386
                                                                   --------------
OIL & GAS SERVICES -- 3.0%
  Apache Corp.....................................        704,200      24,691,013
  Halliburton Co..................................        844,100      43,840,444
  J. Ray McDermott, SA (a)........................        713,300      30,671,900
  McDermott International, Inc....................      1,345,700      49,286,263
  Oryx Energy Co. (a).............................        537,500      13,706,250
                                                                   --------------
                                                                      162,195,870
                                                                   --------------
PRECIOUS METALS -- 0.1%
  Apex Silver Mines Ltd. (a)......................        360,900       4,601,475
                                                                   --------------
REAL ESTATE DEVELOPMENT -- 0.7%
  Crescent Operating, Inc. (a)....................         71,240       1,745,380
  Crescent Real Estate Equities, Inc..............        712,400      28,050,750
  Equity Residential Properties Trust.............        160,000       8,090,000
                                                                   --------------
                                                                       37,886,130
                                                                   --------------
RETAIL -- 6.4%
  Bombay Company, Inc. (a)........................        605,900       2,802,288
  Borders Group, Inc. (a).........................        927,500      29,042,344

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B15

DECEMBER 31, 1997

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Charming Shoppes, Inc. (a)......................      3,532,600  $   16,559,063
  Consolidated Stores Corp. (a)...................        661,800      29,077,838
  Costco Companies, Inc. (a)......................        526,000      23,472,750
  CVS Corp........................................        223,000      14,285,938
  Designs, Inc. (a)...............................        216,200         648,600
  Dillards, Inc. (Class "A" Stock)................        138,100       4,868,025
  Federated Department Stores, Inc. (a)...........        342,800      14,761,825
  Home Depot, Inc.................................        390,000      22,961,250
  Jan Bell Marketing, Inc. (a)....................        658,700       1,646,750
  K mart Corp. (a)................................      2,646,900      30,604,781
  Kroger Co. (a)..................................        575,200      21,246,450
  Liz Claiborne, Inc..............................        391,300      16,361,231
  Phillips-Van Heusen Corp........................        412,600       5,879,550
  Rite Aid Corp...................................        341,400      20,035,913
  Safeway, Inc. (a)...............................        576,300      36,450,975
  Tandy Corp......................................        203,800       7,859,038
  The Limited, Inc................................        837,400      21,353,700
  The TJX Companies, Inc..........................        637,200      21,903,750
  Toys 'R' Us, Inc. (a)...........................        379,600      11,933,675
                                                                   --------------
                                                                      353,755,734
                                                                   --------------
RUBBER -- 0.2%
  Goodyear Tire & Rubber Co.......................        170,800      10,867,150
                                                                   --------------
TELECOMMUNICATIONS -- 1.6%
  Alcatel Alsthom, ADR (France)...................        543,800      13,764,938
  Deutsche Telekom, ADR (Germany).................        196,100       3,652,363
  Nextel Communications, Inc. (Class "A"
    Stock) (a)....................................      1,242,000      32,292,000
  Tellabs, Inc. (a)...............................        422,500      22,339,688
  WorldCom, Inc...................................        579,500      17,529,875
                                                                   --------------
                                                                       89,578,864
                                                                   --------------
TEXTILES -- 0.2%
  Fruit of the Loom, Inc. (Class "A" Stock) (a)...        316,400       8,107,750
  Pillowtex Corp..................................         78,333       2,731,856
  Tultex Corp. (a)................................        384,400       1,561,625
                                                                   --------------
                                                                       12,401,231
                                                                   --------------
TOBACCO -- 1.0%
  Bat Industries, PLC, ADR (United Kingdom).......        458,600       8,598,750
  Phillip Morris Co. Inc..........................      1,034,900      46,893,906
                                                                   --------------
                                                                       55,492,656
                                                                   --------------
TOYS -- 0.5%
  Mattel, Inc.....................................        672,700      25,058,075
                                                                   --------------
TRUCKING/SHIPPING -- 0.1%
  Yellow Corp. (a)................................        189,400       4,758,675
                                                                   --------------
TOTAL COMMON STOCKS
  (cost $2,741,915,742)..........................................   3,159,008,020
                                                                   --------------

PREFERRED STOCKS -- 0.5%
FINANCIAL SERVICES -- 0.5%
  Central Hispano Corp............................      1,000,000      26,000,000
                                                                   --------------
    (cost $25,440,000)

DECEMBER 31, 1997

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
LONG-TERM BONDS -- 35.8%                            (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
AGRICULTURAL PRODUCTS & SERVICES -- 0.1%
  Agco Corp.,
    8.50%, 03/15/06...............................      Ba1       $   2,875  $    3,054,687
                                                                             --------------
AIRLINES -- 2.3%
  Delta Airlines, Inc.,
    10.125%, 05/15/10.............................      Baa3         19,335      24,379,695
    10.375%, 02/01/11 (c).........................      Ba1          25,750      33,388,737
  United Airlines, Inc.,
    6.126%, 03/02/04..............................      Aa2           8,000       7,988,000
    9.75%, 08/15/21...............................      Baa3         10,125      12,956,659
    10.67%, 05/01/04..............................      Baa3         19,500      23,372,310
    11.21%, 05/01/14..............................      Baa3         17,500      24,540,425
                                                                             --------------
                                                                                126,625,826
                                                                             --------------
APPAREL MANUFACTURING -- 0.4%
  Nine West Group, Inc.,
    8.375%, 08/15/05..............................      Ba2          25,000      23,937,500
                                                                             --------------
ASSET-BACKED SECURITIES -- 0.4%
  California Infrastructure,
    6.17%, 03/25/03...............................      Aaa           4,000       4,012,400
  MBNA Master Credit Card Trust,
    5.976%, 11/15/02..............................      Aaa           1,000       1,000,312
  Standard Credit Card Master Trust,
    5.95%, 10/07/04 (b)...........................      Aaa           4,500       4,453,560
                                                                             --------------
                                                                                  9,466,272
                                                                             --------------
BANKS AND SAVINGS & LOANS -- 5.5%
  Abbey National Treasury, (United Kingdom),
    5.875%, 03/08/99..............................      Aa2           5,500       5,492,850
  Banc One Corp.,
    5.876%, 09/30/99..............................      Aa3           5,000       5,010,400
  Banco Ganadero, SA, (Colombia),
    9.75%, 08/26/99...............................      Baa3          7,300       7,500,750
  Bangkok Bank, (Thailand),
    7.25%, 09/15/05 (b)...........................      Ba1          10,000       7,452,800
    8.25%, 03/15/16...............................      Ba1           7,500       5,250,000
    8.375%, 01/15/27 (b)..........................      Ba1          43,000      25,198,430
  Bank of Nova Scotia,
    6.50%, 07/15/07...............................       A1           5,400       5,413,500
  Bank of Boston N.A.,
    5.973%, 01/25/99..............................       A2           2,500       2,507,600
  Bankers Trust New York Corp.,
    5.813%, 08/06/00..............................       A2           2,500       2,495,000
  BT Securities Corp.,
    6.125%, 02/24/00..............................       A3           5,000       4,955,000
  Capital One Bank,
    6.844%, 06/13/00..............................      Baa3         23,900      24,225,757
  Central Hispano Financial Services, (Portugal),
    6.25%, 04/28/05...............................       A3           5,000       5,000,000
  Chemical Banking,
    6.075%, 02/28/00..............................      Aa3           6,000       6,009,240
  Citicorp, M.T.N.,
    6.045%, 05/15/00..............................      Aa3          10,000      10,031,800
  First Chicago NBD Corp.,
    5.986%, 06/10/02..............................       A1          10,000       9,989,600
  Great Western Financial,
    8.206%, 02/01/27..............................      Baa2         14,200      15,060,804

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B16

DECEMBER 31, 1997

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                         (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  Kansallis-Osake Pankki, (Finland),
    8.65%, 12/01/49 (b)...........................       A3       $   9,000  $    9,180,000
  Key Bank N.A.
    5.875%, 08/29/00..............................      Aa3           7,000       6,950,020
  MBNA America Bank N.A.,
    5.973%, 07/18/01..............................      Baa1          5,000       4,965,500
  MBNA Corp.,
    6.288%, 09/08/00..............................      Baa2          3,000       2,991,000
  Merita Bank, Ltd.,
    7.50%, 12/29/49 (b)...........................       NR          12,000      12,312,000
  National Australia Bank, (Australia),
    6.40%, 12/10/07...............................       A1           8,700       8,700,000
    6.60%, 12/10/07...............................       A1           5,000       5,000,000
  Nationsbank Corp.,
    6.076%, 06/19/02..............................       A1           5,000       5,005,850
  North Fork Bancorporation, Inc.,
    8.00%, 12/15/27...............................      Baa3          4,000       4,068,800
  Norwest Corp.,
    5.863%, 11/13/01..............................      Aa3           6,450       6,446,130
  Okobank, (Finland),
    7.20%, 10/29/49 (c)...........................       A3          12,500      12,640,625
    7.312%, 09/27/49 (b)..........................       A3          18,750      19,031,250
  Royal Bank of Canada, (Canada),
    6.75%, 10/24/11 (b)...........................      Aa3           5,000       5,032,600
  Siam Commercila, (Thailand),
    7.50%, 03/15/06 (b)...........................      Ba1          14,500       9,425,000
  Suntrust Bank, Inc.,
    5.889%, 04/22/02..............................       A1          10,000       9,979,000
  Svenska Handelsbank, (Sweden),
    7.125%, 03/29/49 (b)..........................       A1           5,000       5,037,500
  Thai Farmers Bank, (Thailand),
    8.25%, 08/21/16 (b)...........................      Ba1          20,000      12,000,000
  Union Planters Corp.,
    8.20%, 12/15/26...............................      Baa1         20,750      21,793,932
                                                                             --------------
                                                                                302,152,738
                                                                             --------------
CABLE & PAY TELEVISION SYSTEMS -- 1.6%
  Roger Cablesystems, Inc., (Canada)
    10.00%, 03/15/05..............................      Ba3           2,000       2,200,000
  Tele-Communications, Inc.,
    6.656%, 12/20/00..............................      Ba1           5,000       5,012,500
    7.375%, 02/15/00..............................      Ba1           6,000       6,115,800
    7.875%, 08/01/13..............................      Ba1          43,750      47,056,187
    8.25%, 01/15/03...............................      Ba1           8,000       8,543,120
    9.875%, 06/15/22..............................      Ba1          12,878      16,782,996
                                                                             --------------
                                                                                 85,710,603
                                                                             --------------
CHEMICALS -- 0.2%
  Reliance Industries Ltd., (India),
    9.375%, 06/24/26..............................      Baa3         12,000      12,045,000
                                                                             --------------

DECEMBER 31, 1997

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                         (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
CONSULTING -- 0.3%
  Comdisco, Inc., M.T.N.,
    6.11%, 08/04/99...............................      Baa1      $  12,500  $   12,513,250
    6.375%, 11/30/01..............................      Baa1          2,700       2,700,000
                                                                             --------------
                                                                                 15,213,250
                                                                             --------------
CONSUMER SERVICES
  Service Corp. International,
    7.00%, 06/01/15...............................      Baa1          2,500       2,557,875
                                                                             --------------
ENERGY -- 0.1%
  Baltimore Gas & Electric,
    5.886%, 03/15/99..............................       A2           4,000       4,004,080
                                                                             --------------
FINANCIAL SERVICES -- 5.3%
  Advanta Corp.,
    6.99%, 10/18/99...............................      Ba3          10,000       9,600,000
  American General Finance, Inc.,
    7.57%, 12/01/45...............................       A2           5,000       5,178,500
  Avco Financial Services,
    5.915%, 11/17/99..............................       NR           3,500       3,498,950
  Caterpillar Financial Services,
    5.829%, 04/10/00..............................       A2           5,000       5,011,850
  Conseco, Inc.,
    8.70%, 11/15/26 (c)...........................      Baa3         32,538      36,378,552
    8.796%, 04/01/27..............................      Ba2          29,000      32,368,930
  Enterprise Rent-A-Car USA Finance Co., M.T.N.,
    6.35%, 01/15/01...............................      Baa3         20,700      20,797,290
    6.95%, 03/01/04...............................      Baa2          7,500       7,650,000
    7.00%, 06/15/00...............................      Baa3         13,500      13,769,460
  Ford Credit Europe PLC,
    6.086%, 12/20/99..............................       A1          10,000      10,010,000
  General Motors Acceptance Corp., M.T.N.,
    5.813%, 10/30/00..............................       A3          10,000       9,941,250
  Lehman Brothers Holdings, Inc.,
    6.206%, 09/03/02..............................      Baa1         10,000       9,937,500
    6.40%, 08/30/00 (c)...........................      Baa1         93,250      93,133,437
  Lumbermens Mutual Casualty Co.,
    8.30%, 12/01/37...............................      Baa1         23,100      24,486,000
    9.15%, 07/01/26...............................      Baa1          7,500       8,728,125
                                                                             --------------
                                                                                290,489,844
                                                                             --------------
FOOD & BEVERAGE -- 0.5%
  Archer Daniels,
    6.95%, 12/15/2097.............................      Aa3          19,700      19,956,888
  Archer-Daniels-Midland Co.,
    6.75%, 12/15/27...............................      Aa3           5,000       5,008,650
                                                                             --------------
                                                                                 24,965,538
                                                                             --------------
FOREST PRODUCTS -- 0.4%
  UPM-Kymmene Corp.,
    7.45%, 11/26/27...............................      Baa1         23,400      24,014,250
                                                                             --------------
INVESTMENT BANKING -- 1.9%
  Merrill Lynch Pierce, Fenner & Smith, Inc.,
    5.935%, 11/14/00..............................       A3          10,000       9,966,250
  Morgan Stanley Group, Inc.,
    5.869%, 12/19/01..............................       A1           5,000       4,987,500

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B17

DECEMBER 31, 1997

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                         (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  PaineWebber Group, Inc.,
    6.206%, 06/03/99..............................      Baa1      $   5,000  $    5,004,000
  Salomon, Inc.,
    6.25%, 10/01/99...............................      Baa1         26,400      26,430,624
    6.50%, 03/01/00...............................       A2          19,000      19,099,560
    6.59%, 02/21/01...............................       A2          23,250      23,443,440
    6.75%, 08/15/03...............................      Baa1          5,000       5,059,400
    7.25%, 05/01/01...............................       A2           8,625       8,852,010
                                                                             --------------
                                                                                102,842,784
                                                                             --------------
LEISURE & TOURISM -- 0.1%
  Royal Carribean Cruises Ltd.,
    7.50%, 10/15/27...............................      Baa3          5,815       5,921,647
                                                                             --------------
MEDIA -- 3.4%
  Paramount Communications, Inc.,
    7.50%, 01/15/02...............................      Ba2           9,100       9,323,132
  Time Warner, Inc.,
    8.11%, 08/15/06...............................      Ba1           9,250      10,014,050
    8.18%, 08/15/07...............................      Ba1           8,000       8,707,680
    9.125%, 01/15/13..............................      Ba1          39,690      47,261,661
  Turner Broadcasting Co.,
    8.375%, 07/01/13..............................      Ba1          18,275      20,504,916
  Viacom, Inc.,
    6.75%, 01/15/03...............................      Ba2          23,350      22,943,243
    7.75%, 06/01/05...............................      Ba2          68,800      69,975,792
                                                                             --------------
                                                                                188,730,474
                                                                             --------------
METALS & MINING -- 0.1%
  PT Alatief Freeport Financial Co.,
    (Netherlands),
    9.75%, 04/15/01...............................      Ba1           7,600       7,676,000
                                                                             --------------
OIL & GAS -- 1.2%
  Apache Corp.,
    7.95%, 04/15/26...............................      Baa1          3,000       3,362,100
  B.J. Services Co.,
    7.00%, 02/01/06...............................      Ba1           4,000       4,095,000
  Gulf Canada Resources, Ltd., (Canada),
    8.25%, 03/15/17...............................      Ba1          20,990      23,351,585
  Parker & Parsley Petroleum Co.,
    8.25%, 08/15/07...............................      Baa3          3,000       3,304,320
  Talisman Energy Inc.,
    7.25%, 10/15/27...............................      Baa1         33,250      34,169,695
                                                                             --------------
                                                                                 68,282,700
                                                                             --------------
REAL ESTATE INVESTMENT TRUST -- 0.5%
  Felcor Suites, L.P.,
    7.375%, 10/01/04..............................      Ba1          25,000      24,937,500
                                                                             --------------
RETAIL -- 1.3%
  Federated Department Stores, Inc.,
    8.125%, 10/15/02..............................      Ba1           3,600       3,848,400
    8.50%, 06/15/03 (b)...........................      Baa2         54,890      59,879,501
    10.00%, 02/15/01..............................      Ba1           8,000       8,811,200
                                                                             --------------
                                                                                 72,539,101
                                                                             --------------
SHIPPING -- 0.1%
  Compania Sud Americana de Vapores, SA (Chile),
    7.375%, 12/08/03..............................      Baa1          5,650       5,579,375
                                                                             --------------

DECEMBER 31, 1997

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                         (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
TELECOMMUNICATIONS -- 1.9%
  Total Access Communications Public Company Ltd.,
    (Thailand),
    8.375%, 11/04/06..............................      Ba2       $   4,000  $    1,920,000
  WorldCom, Inc.,
    7.55%, 04/01/04...............................      Ba1          57,000      59,689,830
    7.75%, 04/01/07...............................      Ba1          20,000      21,477,800
    7.75%, 04/01/27...............................      Ba1           6,000       6,592,560
    8.875%, 01/15/06..............................      Ba1          16,000      17,214,720
                                                                             --------------
                                                                                106,894,910
                                                                             --------------
TOBACCO -- 2.4%
  Philip Morris Co. Inc.,
    7.20%, 02/01/07...............................       A2          10,000      10,318,900
    7.50%, 04/01/04...............................       A2          50,000      52,363,500
  RJR Nabisco, Inc.,
    8.50%, 07/01/07...............................      Baa3         12,750      13,592,138
    8.75%, 04/15/04...............................      Baa3          5,000       5,352,750
    8.75%, 08/15/05...............................      Baa3         12,500      13,486,625
    8.75%, 07/15/07...............................      Baa3         25,000      27,110,750
    9.25%, 08/15/13...............................      Baa3          7,000       7,854,350
                                                                             --------------
                                                                                130,079,013
                                                                             --------------
UTILITIES -- 1.4%
  Cleveland Electric Illumination,
    7.88%, 11/01/17...............................      Ba1          27,000      28,503,900
  Consolidated Edison,
    5.998%, 06/15/02..............................       A1           7,000       7,014,420
  Hyder PLC, (United Kingdom),
    6.75%, 12/15/17...............................      Baa1          5,000       5,018,750
    6.875%, 12/15/07..............................      Baa1         25,000      25,438,750
  Hydro-Quebec, (Canada),
    5.938%, 09/29/49..............................       A+           6,250       5,519,531
  Southern California Edison Co.,
    6.38%, 09/25/08...............................      Aaa           7,000       7,057,400
                                                                             --------------
                                                                                 78,552,751
                                                                             --------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS -- 1.2%
  Federal National Mortgage Association,
    Zero Coupon, 10/09/19 (b).....................                   11,800       3,071,658
  United States Treasury Bonds,
    6.125%, 08/15/07..............................                   10,450      10,739,047
  United States Treasury Notes,
    5.875%, 09/30/02 (c)..........................                    7,650       7,691,846
    6.00%, 08/15/00...............................                    2,750       2,769,773
    6.375%, 08/15/27..............................                   37,910      39,983,298
                                                                             --------------
                                                                                 64,255,622
                                                                             --------------
FOREIGN GOVERNMENT BONDS -- 3.4%
  Banco de Commercio Exterior de Colombia, S.A.,
    M.T.N. (Colombia),
    8.625%, 06/02/00..............................      Baa3          5,500       5,623,750
  Banque Cent De Tunisie, (Tunisia),
    7.50%, 09/19/07...............................      Baa3         13,600      12,716,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B18

DECEMBER 31, 1997

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
LONG-TERM BONDS (CONTINUED)                         (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  City of Moscow, (Russia),
    9.50%, 05/31/00...............................      Ba2       $  12,500  $   11,812,500
  City of St. Petersburg, (Russia),
    9.50%, 06/18/02...............................       NR          35,000      31,500,000
  Province of Quebec, (Canada),
    6.238%, 06/15/99..............................       A2           2,000       2,005,313
  Republic of Argentina, (Argentina),
    6.687%, 03/31/05..............................       B1           1,949       1,744,176
  Republic of Colombia, (Colombia),
    7.625%, 02/15/07 (b)..........................      Baa3         25,000      23,344,250
    8.00%, 06/14/01...............................      Baa3          2,150       2,157,525
    8.75%, 10/06/99...............................      Baa3         12,300      12,666,786
  Republic of Philippines, (The Philippines),
    8.60%, 06/15/27 (b)...........................      Ba1           8,000       6,560,000
  Republic of South Africa, (South Africa),
    8.50%, 06/23/17...............................      Baa3         25,600      24,448,000
  Russian Ministry of Finance, (Russia),
    9.25%, 11/27/01...............................      Ba2          35,000      33,337,500
    10.00%, 06/26/07..............................      Ba2           5,600       5,188,400
  United Mexican States, (Mexico),
    11.50%, 05/15/26..............................      Ba2          11,200      13,272,000
                                                                             --------------
                                                                                186,376,200
                                                                             --------------
TOTAL LONG-TERM BONDS
  (cost $1,964,292,103)....................................................   1,966,905,540
                                                                             --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $4,731,647,845)....................................................   5,151,913,560
                                                                             --------------

SHORT-TERM INVESTMENTS -- 5.8%
ASSET-BACKED SECURITIES -- 0.4%
  Barton Capital Corp.,
    5.95%, 02/09/98...............................       P1           1,100       1,093,091
  Centric Capital Corp.,
    5.92%, 02/23/98...............................       P1           1,000         991,449
  Corporate Asset Funding Co., Inc.,
    5.78%, 02/24/98...............................       P1           5,400       5,354,049
  Mont Blanc Capital Corp.,
    5.82%, 02/13/98...............................       P1           2,000       1,986,420
  Restructured Asset Securities Enhanced Return,
    5.958%, 08/28/98..............................       P1           4,000       4,000,000
  Special Purpose Account Receivables Cooperative
    Corp.,
    5.80%, 03/26/98...............................       P1           1,000         986,628
  Strategic Money Market Trust,
    5.91%, 12/16/98...............................       P1           5,000       5,000,000

DECEMBER 31, 1997

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D)                     (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  Variable Funding Capital Corp.,
    5.81%, 02/20/98...............................       P1       $   2,135  $    2,118,116
    5.88%, 01/29/98...............................       P1           1,000         995,590
    5.98%, 01/21/98...............................       P1           1,225       1,221,134
                                                                             --------------
                                                                                 23,746,477
                                                                             --------------
BANK ACCEPTANCE -- 0.1%
  Bank of Montreal, (Canada),
    5.68%, 02/17/98...............................       P1           4,000       3,970,969
                                                                             --------------
BANK NOTES -- 0.2%
  American Express Centurion Bank,
    5.929%, 09/22/98..............................       P1           5,000       5,000,000
  NBD Bank Michigan,
    5.00%, 01/30/98...............................       P1           3,000       2,997,534
  US Bank, N.A.,
    5.830%, 10/21/98..............................       P1           3,000       2,998,073
                                                                             --------------
                                                                                 10,995,607
                                                                             --------------
CERTIFICATES OF DEPOSIT-DOMESTIC -- 0.1%
  Taubman Realty Group,
    6.519%, 07/27/98..............................       P1           5,500       5,517,710
                                                                             --------------
CERTIFICATES OF DEPOSIT-EURODOLLAR -- 0.1%
  Morgan Guaranty Trust Co.,
    5.79%, 03/16/98...............................       P1           3,000       3,000,157
  Westdeutsche Landesbank Girozentral, (Germany),
    5.82%, 08/03/98...............................       P1           2,000       1,999,096
    5.83%, 08/03/98...............................       P1           3,000       2,998,731
                                                                             --------------
                                                                                  7,997,984
                                                                             --------------
CERTIFICATES OF DEPOSIT-YANKEE -- 0.4%
  Canadian Imperial Bank of Commerce, (Canada),
    5.80%, 03/02/98...............................       P1           1,000         999,485
    5.95%, 06/29/98...............................       P1           3,500       3,498,858
  Credit Agricole Indosuez, (France),
    5.75%, 02/10/98...............................       P1           5,000       5,000,000
  Dresdner Bank, AG, (Germany),
    5.95%, 10/20/98...............................       P1           5,000       4,998,743
  Royal Bank of Canada, (Canada),
    5.91%, 06/17/98...............................       P1           3,000       2,999,217
  Societe Generale, (France),
    6.19%, 05/06/98...............................       P1           4,000       3,999,194
                                                                             --------------
                                                                                 21,495,497
                                                                             --------------
COMMERCIAL PAPER -- 1.4%
  American General Finance Corp.,
    5.72%, 03/13/98...............................       P1           2,000       1,977,756
  Aon Corp.,
    5.79%, 03/13/98...............................       P2           1,000         988,742
    5.79%, 03/18/98...............................       P2           1,048       1,035,358
  Associates First Capital Corp.,
    5.79%, 02/04/98...............................       P1           1,000         994,692
  Bank of New York,
    5.75%, 02/06/98...............................       P1           2,285       2,272,226
  Barnett Bank, Inc.,
    6.00%, 01/28/98...............................       P1           3,000       2,987,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B19

DECEMBER 31, 1997

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D)                     (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  BBL North America,
    6.73%, 01/02/98...............................       P1       $   2,393  $    2,393,000
  Bell Atlantic Financial Services, Inc.,
    6.08%, 01/09/98...............................       P1           8,000       7,990,542
  BP America, Inc.,
    6.90%, 01/02/98...............................       P1           8,000       8,000,000
  Carnival Corp.,
    5.83%, 01/30/98...............................       P1           1,000         995,466
  Duke Capital Corp.,
    5.90%, 01/21/98...............................       P2           1,900       1,894,084
  First Chicago Financial Corp.,
    5.73%, 02/26/98...............................       P1           2,000       1,982,492
  General Electric Capital Services, Inc.,
    5.70%, 01/12/98...............................       P1           5,000       4,992,083
  General Motors Acceptance Corp.,
    5.76%, 02/09/98...............................       P1           4,000       3,975,680
  ING America Insurance Holdings, Inc.,
    5.74%, 04/03/98...............................       P1           3,000       2,956,472
    5.74%, 04/28/98...............................       P1           2,000       1,963,009
  Newell Co.,
    6.80%, 01/02/98...............................       P1           8,000       8,000,000
  PHH Corp.,
    6.75%, 01/02/98...............................       P2           8,000       8,000,000
  Safeco Corp.,
    5.76%, 03/17/98...............................       P2           3,000       2,964,480
  Xerox Capital PLC,
    5.75%, 02/05/98...............................       P1           3,221       3,203,508
    6.85%, 01/02/98...............................       P1           3,804       3,804,000
  Xerox Overseas Holdings PLC,
    5.79%, 02/10/98...............................       P1             996         989,753
                                                                             --------------
                                                                                 74,360,343
                                                                             --------------
FOREIGN GOVERNMENT OBLIGATIONS
  Republic of Colombia, (Colombia),
    7.125%, 05/11/98..............................      Ba1           2,700       2,727,000
                                                                             --------------
OTHER CORPORATE OBLIGATIONS -- 0.5%
  Beneficial Corp.,
    9.125%, 02/15/98..............................       P1           2,715       2,724,705
  Empresa Colombia de Petroleos, (Colombia),
    7.25%, 07/08/98...............................      BBB-          8,250       8,280,937
  General Electric Capital Corp.,
    13.50%, 01/20/98..............................       P1           3,000       3,010,899
  General Motors Acceptance Corp.,
    6.00%, 07/13/98...............................       P1           1,000       1,000,400
    5.786%, 09/21/98..............................       P1           3,500       3,497,158
  IBM Credit Corp.,
    5.65%, 02/27/98...............................       P1           3,500       3,498,798

DECEMBER 31, 1997

                                                      MOODY'S     PRINCIPAL
                                                       RATING      AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D)                     (UNAUDITED)     (000)       (NOTE 2)
                                                    ------------  ---------  --------------
  Morgan Stanley, Dean Witter, Discover & Co.,
    6.34%, 03/09/98...............................       P1       $   1,000  $    1,000,606
  Textron Financial Corp.,
    6.125%, 02/23/98..............................       A3           1,000       1,000,220
                                                                             --------------
                                                                                 24,013,723
                                                                             --------------
U. S. GOVERNMENT & AGENCY OBLIGATIONS -- 0.1%
  United States Treasury Bills,
    4.95%, 01/15/98 (b)...........................                    1,140       1,137,962
    5.135%, 01/22/98 (b)..........................                    3,000       2,991,442
    5.19%, 01/22/98 (b)...........................                    1,500       1,495,675
    5.195%, 03/19/98 (c)..........................                      370         365,942
    5.275%, 01/22/98 (b)..........................                      800         797,656
                                                                             --------------
                                                                                  6,788,677
                                                                             --------------
REPURCHASE AGREEMENT -- 2.5%
  Joint Repurchase Agreement Account,
    6.53%, 01/02/98
      (Note 5)....................................                  137,860     137,860,000
                                                                             --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $319,318,208)......................................................     319,473,987
                                                                             --------------
TOTAL INVESTMENTS -- 99.7%
  (cost $5,050,966,053; Note 6)............................................   5,471,387,547
                                                                             --------------
VARIATION MARGIN ON OPEN FUTURES CONTRACTS (D).............................
                                                                                   (203,828)
OTHER ASSETS IN EXCESS OF OTHER LIABILITIES -- 0.3%........................
                                                                                 18,958,375
                                                                             --------------
TOTAL NET ASSETS -- 100.0%.................................................  $5,490,142,094
                                                                             --------------
                                                                             --------------

    The following abbreviations are used in portfolio descriptions:
    ADR     American Depository Receipt
    AG      Aktiengesellschaft (German Stock Company)
    L.P.    Limited Partnership
    PLC     Public Limited Company (British Corporation)
    SA      Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French
            Corporation)

(a)  Non-income producing security.

(b)  Security segregated as collateral for futures contracts.

(c) Portion of security segregated as collateral for futures contracts. Aggregate value of segregated securities -- $100,311,229.

(d)  Open futures contracts as of December 31, 1997 are as follows:

                                                       VALUE AT
NUMBER OF                  EXPIRATION  VALUE AT      DECEMBER 31,    APPRECIATION/
CONTRACTS       TYPE         DATE     TRADE DATE         1997        DEPRECIATION
Long positions:
           U.S. 5 yr
   627     T-Note           Mar 98    $67,867,922    $68,107,875      $239,953
   865     U.S. T-Bond      Mar 98    $103,945,625   $104,205,469     $259,844
Short Position:
  1,779    U.S. T-Bond      Mar 98    $205,927,125   $207,989,344    $(2,062,219)

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B20

                           HIGH YIELD BOND PORTFOLIO
DECEMBER 31, 1997
LONG-TERM INVESTMENTS -- 96.2%

                                                      MOODY'S                        PRINCIPAL
                                                       RATING     INTEREST MATURITY   AMOUNT        VALUE
CORPORATE BONDS -- 88.7%                            (UNAUDITED)    RATE      DATE      (000)       (NOTE 2)
                                                    ------------  ------   --------  ---------  --------------
AEROSPACE -- 1.4%
  Fairchild Corp., Sub. Deb.......................      Caa       12.00%   10/15/01  $   2,571  $    2,583,855
  Sequa Corp., Sr. Sub. Notes.....................       B3       9.375%   12/15/03      2,000       2,080,000
  Talley Manufacturing & Technology, Inc., Sr.
    Notes.........................................       B2       10.75%   10/15/03      3,000       3,195,000
                                                                                                --------------
                                                                                                     7,858,855
                                                                                                --------------
AUTOMOTIVE PARTS -- 2.1%
  JPS Automotive Products Corp., L.P., Sr.
    Notes.........................................       B2       11.125%  06/15/01      4,000       4,460,000
  Stanadyne Automotive, Sr. Sub. Notes............      Caa       10.25%   12/15/07      3,000       3,000,000
  Venture Holdings Trust, Sr. Notes...............       B2        9.50%   07/01/05      3,700       3,755,500
  Walbro Corp., Sr. Notes.........................       B2       10.125%  12/15/07      1,000       1,025,000
                                                                                                --------------
                                                                                                    12,240,500
                                                                                                --------------
BROADCASTING & OTHER MEDIA -- 4.4%
  American Lawyer Media Holdings, Inc., Sr. Disc.
    Notes,
    Zero Coupon (until 12/15/02)..................       B3       12.25%   12/15/08      1,000         565,000
  American Lawyer Media Holdings, Inc., Sr.
    Notes.........................................       B1        9.75%   12/15/07      1,300       1,319,500
  Benedek Broadcasting Corp., Sr. Notes...........       B2       11.875%  03/01/05      2,910       3,266,475
  Capstar Broadcasting, Sr. Sub. Notes............       B2        9.25%   07/01/07      2,000       2,010,000
  Globo Communicacoes E Particip., Sr. Notes......       NR       10.50%   12/20/06      2,040       1,963,500
  Paxson Communications Corp., Sr. Sub. Notes.....       B3       11.625%  10/01/02      2,500       2,700,000
  Plitt Theaters, Inc., Sr. Sub. Notes............       B3       10.875%  06/15/04      4,000       4,325,000
  Transwestern Publishing, Sr. Disc. Notes, Zero
    Coupon (until 11/15/02).......................       B3       11.875%  11/15/08      3,650       2,190,000
  TV Azteca SA DE CV, Sr. Notes...................       NR       10.50%   02/15/07      2,850       2,935,500
  United Artists Theatre Circuit, Inc., Sr.
    Notes.........................................      Ba3       11.50%   05/01/02      3,000       3,127,500
  Von Hoffman Press, Inc., Sr. Sub. Notes.........       B3       10.375%  05/15/07        500         533,750
                                                                                                --------------
                                                                                                    24,936,225
                                                                                                --------------
BUILDING & RELATED INDUSTRIES -- 1.8%
  EMCOR Group, Inc., Notes........................       NR       11.00%   12/15/01      2,654       2,763,501
  Falcon Building Products, Inc., Sr. Sub. Disc.
    Notes,
    Zero Coupon (until 6/15/02)...................       NR       10.50%   06/15/07      1,900       1,254,000
  Koppers Industry, Inc., Sr. Sub. Notes..........       B2       9.875%   12/01/07      1,050       1,081,500
  Nortek, Inc., Sr. Notes.........................       B1       9.125%   09/01/07      2,500       2,518,750
  Wickes Lumber Co., Sr. Notes....................       B3       11.625%  12/15/03      3,000       2,865,000
                                                                                                --------------
                                                                                                    10,482,751
                                                                                                --------------
CABLE -- 5.2%
  CD Radio, Inc., Sr. Disc. Notes, Zero Coupon
    (until 12/01/02)..............................       NR       12.25%   12/01/07      7,245       3,260,250
  Comcast Corp., Sr. Sub. Notes...................       B1       10.625%  07/15/12      1,500       1,857,855
  Diamond Cable Co., Sr. Disc. Notes, Zero Coupon
    (until 9/30/99)...............................       B3       13.25%   09/30/04      2,000       1,800,000
  Echostar Communications Corp., Sr. Disc. Notes,
    Zero Coupon (until 6/01/99)...................      Caa       12.25%   06/01/04      3,165       2,895,975
  Echostar Satellite, Sr. Disc. Notes, Zero Coupon
    (until 3/15/00)...............................       B2       13.125%  03/15/04      1,500       1,245,000
  Falcon Holdings Group, L.P., Series B, Sr. Sub.
    Notes, PIK....................................       B3       11.00%   09/15/03      4,241       4,569,611
  Intermedia Capital Partners, Sr. Notes..........       B2       11.25%   08/01/06      3,380       3,751,800
  International Cabletel, Inc., Zero Coupon (until
    10/15/98).....................................       B3       10.875%  10/15/03      1,500       1,436,250
  International Cabletel, Inc., Sr. Disc. Notes,
    Zero Coupon (until 4/30/01)...................       B3       12.75%   04/15/05      4,350       3,654,000
  Rogers Cablesystems Inc., Sr. Sec'd. Deb.
    (Canada)......................................      Ba3       10.00%   12/01/07      1,000       1,095,000
  Rogers Cablesystems, Inc., Sr. Sec'd. Notes
    (Canada)......................................      Ba3       10.00%   03/15/05      1,750       1,925,000
  Star Choice Communications, Inc., Sr. Notes
    (Canada) (b) (cost $1,750,000; purchased
    12/18/97).....................................       B3       13.00%   12/15/05      1,750       1,811,250
                                                                                                --------------
                                                                                                    29,301,991
                                                                                                --------------
CHEMICALS -- 1.3%
  Applied Extrusion Technology, Inc., Sr. Notes...       B2       11.50%   04/01/02      1,500       1,597,500
  Borden Chemicals & Plastics, L.P., Sr. Notes....      Ba2        9.50%   05/01/05      1,500       1,593,750
  Sterling Chemical Holdings, Inc., Sr. Disc.
    Notes, Zero Coupon (until 8/15/01)............      Caa       13.50%   08/15/08      5,060       3,036,000
  Sterling Chemical Holdings, Inc., Sr. Sub.
    Notes.........................................       B3       11.75%   08/15/06      1,000       1,020,000
                                                                                                --------------
                                                                                                     7,247,250
                                                                                                --------------
CONSUMER PRODUCTS -- 3.9%
  Coleman Escrow Corp., Sr. Disc. Notes...........       B3        Zero    05/15/01      2,250       1,496,250
  Coleman Holdings, Sr. Disc. Notes...............      Caa        Zero    05/15/01      1,500         903,750
  French Fragrances, Inc., Sr. Notes..............       NR       10.375%  05/15/07      1,350       1,417,500
  Hedstrom Corp., Sr. Disc. Notes, Zero Coupon
    (until 6/01/02)...............................      Caa       12.00%   06/01/09        400         240,000
  Hedstrom Corp., Sr. Sub. Notes..................       B3       10.00%   06/01/07        900         906,750
  IHF Holdings, Inc., Sr. Disc. Notes, Zero Coupon
    (until 11/15/99)..............................      Caa       15.00%   11/15/04      2,000       1,740,000
  Packaging Resources Group, Sr. Notes............       NR       13.00%   06/30/03      1,864       1,742,606
  Radnor Holdings, Sr. Notes......................       B2       10.00%   12/01/03      1,500       1,557,500
  Rayovac Corp., Sr. Sub. Notes...................       B3       10.25%   11/01/06      2,080       2,267,200
  Remington Products Co., Sr. Sub. Notes..........       B3       11.00%   05/15/06      2,500       2,112,500
  Sealy Corp., Sr. Disc. Notes, Zero Coupon (until
    12/15/02).....................................       B3       10.875%  12/15/07      2,500       1,512,500

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B21

DECEMBER 31, 1997

                                                      MOODY'S                        PRINCIPAL
                                                       RATING     INTEREST MATURITY   AMOUNT        VALUE
CORPORATE BONDS (CONTINUED)                         (UNAUDITED)    RATE      DATE      (000)       (NOTE 2)
                                                    ------------  ------   --------  ---------  --------------
  Syratech Corp., Sr. Notes.......................       B1       11.00%   04/15/07  $   2,550  $    2,371,500
  Twin Labs, Inc., Gtd. Notes.....................       B3       10.25%   05/15/06      3,400       3,672,000
                                                                                                --------------
                                                                                                    21,940,056
                                                                                                --------------
DEFENSE -- 0.2%
  Stellex Industries, Inc., Sr. Sub. Notes........       B3        9.50%   11/01/07      1,000       1,007,500
                                                                                                --------------

DRUGS & HEALTHCARE -- 4.5%
  Alliance Imaging, Sr. Sub. Notes................       B3       9.625%   12/15/05      1,500       1,530,000
  Community Distributors, Sr. Notes...............       B2       10.25%   10/15/04        900         922,500
  Dade International, Inc., Sr. Sub. Notes........       B3       11.125%  05/01/06      6,000       6,675,000
  Graham-Field Health Products, Inc., Sr. Sub.
    Notes.........................................       B3        9.75%   08/15/07      2,630       2,741,775
  Integrated Health Services, Inc., Sr. Sub.
    Notes.........................................       B2        9.25%   01/15/08      4,000       4,080,000
  Owens & Minor, Inc., Sr. Sub. Notes.............       B1       10.875%  06/01/06      3,450       3,829,500
  Paracelsus Health, Sr. Sub. Notes...............       B1       10.00%   08/15/06      2,750       2,805,000
  Paragon Health Networks, Sr. Sub. Notes, Zero
    Coupon (until 11/01/02).......................       B3       10.50%   11/01/07      3,000       1,860,000
  Tenet Healthcare Corp., Sr. Sub. Notes..........      Ba3       8.625%   01/15/07      1,250       1,290,625
                                                                                                --------------
                                                                                                    25,734,400
                                                                                                --------------
ENERGY -- 3.0%
  Anker Coal Group, Inc., Sr. Notes...............       B3        9.75%   10/01/07      2,900       2,885,500
  Clark USA, Inc., Sr. Notes......................       B3       10.875%  12/01/05      1,250       1,360,937
  Falcon Drilling Co., Inc., L.P., Series B, Sr.
    Sub. Notes....................................       B3       12.50%   03/15/05      2,500       2,856,250
  KCS Energy, Inc., Sr. Notes.....................       B1       11.00%   01/15/03      4,000       4,380,000
  Petroleum Heat & Power, Inc., Sub. Deb..........       B2       9.375%   02/01/06      3,000       2,700,000
  Petroleum Heat & Power, Inc., Sub. Deb..........       B2       12.25%   02/01/05        813         827,227
  Transamerican Energy Corp., Sr. Disc. Notes,
    Zero Coupon (until 6/15/99)...................       B3       13.00%   06/15/02      1,300       1,049,750
  Transamerican Energy Corp., Sr. Disc. Notes.....       B3       11.50%   06/15/02        900         904,500
                                                                                                --------------
                                                                                                    16,964,164
                                                                                                --------------
FINANCIAL SERVICES -- 2.4%
  AmeriCredit Corp., Sr. Notes....................       B+        9.25%   02/01/04      2,500       2,500,000
  Beaver Valley Funding, Inc., Deb................       B1       8.625%   06/01/07      1,453       1,546,675
  Delta Financial Corp., Sr. Notes................       B1        9.50%   08/01/04      1,125       1,116,562
  First Nationwide Holdings, Inc., Sr. Notes......       B2       12.50%   04/15/03      2,600       2,951,000
  First Nationwide Holdings, Inc., Sr. Sub.
    Notes.........................................       NR       10.625%  10/01/03      1,600       1,788,000
  Korea Development Bank (Korea) Bonds............       A1        6.50%   11/15/02      1,000         801,940
  Korea Development Bank (Korea) Bonds............      Ba1        7.00%   07/15/99        900         819,720
  Korea Development Bank (Korea) Bonds............      Ba1       7.375%   09/17/04      2,000       1,600,420
  Polysindo Int'l. Finance Co., Gtd. Notes,
    (Indonesia)...................................      Ba3       11.375%  06/15/06        800         648,000
                                                                                                --------------
                                                                                                    13,772,317
                                                                                                --------------
FOOD & BEVERAGE -- 2.0%
  Curtis-Burns Foods, Inc., Sr. Sub. Notes........       B3       12.25%   02/01/05      2,870       3,142,650
  NBTY Inc., Sr. Sub. Notes.......................       B1       8.625%   09/15/07      2,000       2,000,000
  Pilgrim's Pride Corp., Sr. Sub. Notes...........       B3       10.875%  08/01/03      1,951       2,038,795
  PSF Holdings, LLC, Notes (b) (cost $255,739;
    purchased 9/17/96 and
    3/03/97)......................................       NR       11.00%   09/17/03        256         274,919
  Specialty Foods Acquisition Corp., Sr. Notes....       B2       10.25%   08/15/01      2,765       2,723,525
  Specialty Foods Corp., Sr. Sub. Notes...........      Caa       11.25%   08/15/03      1,000         930,000
                                                                                                --------------
                                                                                                    11,109,889
                                                                                                --------------
GAMING -- 6.0%
  Aztar Corp., Sr. Sub. Notes.....................       B2       13.75%   10/01/04      2,000       2,290,000
  Blue Chip Casino, Sr. Sub. Notes................       NR        9.50%   09/15/02      2,749       2,061,750
  Casino Magic Finance Corp., First Mtge. Bonds...       B3       13.00%   08/15/03      4,500       4,275,000
  Colorado Gaming & Entertainment, Sr. Notes,
    PIK...........................................       NR       12.00%   06/01/03      4,026       4,347,799
  Fitzgerald Gaming, Sr. Notes....................       B3       12.25%   12/15/04      1,750       1,763,125
  Grand Casinos, Inc., Sr. Notes..................       B2        9.00%   10/15/04      1,000       1,005,000
  Grand Casinos, Inc., Sr. Notes..................      Ba3       10.125%  12/01/03      3,950       4,266,000
  Isle of Capri Black Hawk, LLC, First Mtg.
    Notes.........................................       B3       13.00%   08/31/04      3,000       3,030,000
  Lady Luck Gaming, First Mtge. Notes.............       B2       11.875%  03/01/01      3,000       3,045,000
  Louisiana Casino Cruises, Inc., Sr. Notes.......       NR       11.50%   12/01/98      2,680       2,683,100
  Majestic Star Casino, Sr. Notes.................       B2       12.75%   05/15/03      2,175       2,332,688
  Trump Atlantic City Assoc., First Mtge. Notes...      Caa       11.75%   11/15/03      3,000       2,760,000
                                                                                                --------------
                                                                                                    33,859,462
                                                                                                --------------
INDUSTRIAL -- 4.5%
  Allied Waste North America, Inc., Sr. Sub.
    Notes.........................................       B2       10.25%   12/01/06      3,000       3,292,500
  Clean Harbors, Inc., Sr. Notes..................       B2       12.50%   05/15/01         50          50,000
  Continental Global Group, Sr. Notes.............       B2       11.00%   04/01/07      1,170       1,246,050
  Glasstech, Inc., Sr. Notes......................       NR       12.75%   07/01/04      1,500       1,552,500
  ICF Kaiser International, Inc., Sr. Sub.
    Notes.........................................       B3       12.00%   12/31/03        500         520,625

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B22

DECEMBER 31, 1997

                                                      MOODY'S                        PRINCIPAL
                                                       RATING     INTEREST MATURITY   AMOUNT        VALUE
CORPORATE BONDS (CONTINUED)                         (UNAUDITED)    RATE      DATE      (000)       (NOTE 2)
                                                    ------------  ------   --------  ---------  --------------
  Interlake Corp., Sr. Sub. Notes.................       B3       12.125%  03/01/02  $   4,500  $    4,725,000
  Jordan Telecommunication Products, Inc., Sr.
    Notes.........................................       B3       9.875%   08/01/07      2,900       2,965,250
  Kaiser Aluminum & Chemical Corp., Sr. Sub.
    Notes.........................................       B2       12.75%   02/01/03      3,000       3,191,250
  Motors & Gears, Inc., Sr. Notes.................       B3       10.75%   11/15/06      3,500       3,718,750
  RBX Corp., Sr. Notes............................       B2       12.00%   01/15/03      2,300       2,357,500
  Viasystems, Inc., Sr. Sub. Notes................       B3        9.75%   06/01/07      1,750       1,806,875
                                                                                                --------------
                                                                                                    25,426,300
                                                                                                --------------
LEISURE & TOURISM -- 1.2%
  Bally Total Fitness Holdings, Inc., Sr. Sub.
    Notes.........................................       B3       9.875%   10/15/07      1,350       1,370,250
  Discovery Zone, Inc., Sr. Notes.................       NR       13.50%   08/01/02      2,000       2,080,000
  Icon Health & Fitness, Sr. Sub. Notes...........       B3       13.00%   07/15/02      3,000       3,345,000
                                                                                                --------------
                                                                                                     6,795,250
                                                                                                --------------
LODGING -- 0.5%
  HMC Acquisition, Sr. Notes......................      Ba3        9.00%   12/15/07      3,000       3,135,000
                                                                                                --------------

MISCELLANEOUS -- 1.3%
  Coinstar, Inc., Sr. Sub. Notes..................       NR       13.00%   10/01/06      2,275       1,797,250
  Electronic Retailing Systems, Sr. Disc. Notes,
    Zero Coupon (until 2/01/00)...................       NR       13.25%   02/01/04      2,000       1,330,000
  Interact Systems Inc., Sr. Disc. Notes, Zero
    Coupon (until 8/1/99).........................       NR       14.00%   08/01/03      4,400       1,628,000
  Kindercare Learning Center, Sr. Sub. Notes......       B3        9.50%   02/15/09      2,500       2,487,500
                                                                                                --------------
                                                                                                     7,242,750
                                                                                                --------------
OIL & GAS -- 0.8%
  Empire Gas Corp., Sr. Notes.....................      Caa        7.00%   07/15/04      5,300       4,743,500
                                                                                                --------------

PAPER/PACKAGING -- 7.1%
  APP Int'l. Finance Co., Sr. Notes (b) (cost
    $4,093,123; purchased 2/11/97 and 2/20/97)....      Ba3       11.75%   10/01/05      3,750       3,468,750
  Consumers Int'l., Sr. Notes.....................      Ba3       10.25%   04/01/05      2,700       2,943,000
  Envirodyne Industries, Sr. Disc. Notes..........       B1       12.00%   06/15/00      4,600       4,922,000
  Gaylord Container Corp., Sr. Notes..............       B         9.75%   06/15/07      2,100       2,026,500
  Gaylord Container Corp., Sr. Sub. Disc. Notes...      Caa       12.75%   05/15/05      4,365       4,670,550
  Maxxam Group Holdings, Inc., Sr. Notes..........       NR       12.00%   08/01/03      4,000       4,320,000
  Pacific Lumber Co., Sr. Notes...................       B3       10.50%   03/01/03      4,875       5,045,625
  SD Warren Co., Sr. Sub. Notes...................       B1       12.00%   12/15/04      2,500       2,793,750
  Silgan Holdings, Inc., Sub. Deb.................       NR       13.25%   07/15/06      3,149       3,597,733
  Stone Container, Sr. Sub. Notes.................       B3       12.25%   04/01/02      1,300       1,316,250
  U.S. Timberlands Klamath Fall, LLC, Sr. Notes...       B1       9.625%   11/15/07      2,250       2,328,750
  United Stationer Supply Co., Sr. Sub. Notes.....       B3       12.75%   05/01/05      2,667       3,033,713
                                                                                                --------------
                                                                                                    40,466,621
                                                                                                --------------
PUBLISHING -- 1.5%
  American Banknote Corp., Sr. Sub. Notes.........       B3       11.25%   12/01/07      4,000       4,010,000
  Sullivan Graphics, Inc., Sr. Sub. Notes.........      Caa       12.75%   08/01/05      4,500       4,545,000
                                                                                                --------------
                                                                                                     8,555,000
                                                                                                --------------
RESTAURANTS -- 1.1%
  American Restaurant, Sr. Notes..................       NR       13.00%   09/15/98        694         672,893
  Flagstar Corp., Sr. Notes.......................       B2       10.75%   09/15/01      3,000       3,337,500
  FRI-MRD Corp., Sr. Disc. Notes, Zero Coupon
    (until 8/1/99)................................       NR       15.00%   01/24/02      3,000       2,497,500
                                                                                                --------------
                                                                                                     6,507,893
                                                                                                --------------
RETAIL -- 7.8%
  Barry's Jewelers, Inc., Sr. Notes (b) (cost
    $603,980; purchased 2/13/97)..................       B3       11.00%   12/22/00        750         450,000
  County Seat Stores, Inc., Sr. Notes (b) (cost
    $2,750,000; purchased 10/23/97)...............       NR       12.75%   11/01/04      2,750       2,832,500
  Duane Reade Corp., Sub. Notes, Zero Coupon
    (until 9/15/99)...............................      Caa       15.00%   09/15/04      7,840       6,546,400
  Edison Brothers, Inc., Sr. Notes................       NR       11.00%   01/01/07      3,000       2,700,000
  Hechinger Co., Sr. Notes........................       B2        6.95%   10/15/03      4,125       2,928,750
  Jitney-Jungle Stores America, Inc., Sr. Notes...       B2       12.00%   03/01/06      2,000       2,270,000
  Kmart Corp., Deb................................      Ba3        8.25%   01/01/22      3,250       3,152,500
  Kmart Corp., Deb................................      Ba3       8.375%   07/01/22      2,500       2,437,500
  Leslie's Poolmart, Sr. Notes....................       NR       10.375%  07/15/04      2,500       2,600,000
  Merisel, Inc., Sr. Notes........................       Ca       12.50%   12/31/04      3,250       3,640,000
  New Sassco, Inc., Sr. Notes.....................       NR       12.75%   05/01/04      7,171       7,592,296
  Pamida, Inc., Sr. Notes.........................       B3       11.75%   03/15/03      2,500       2,562,500
  Phar-Mor, Inc., Sr. Notes.......................       B3       11.72%   09/11/02      4,564       4,792,200
                                                                                                --------------
                                                                                                    44,504,646
                                                                                                --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B23

DECEMBER 31, 1997

                                                      MOODY'S                        PRINCIPAL
                                                       RATING     INTEREST MATURITY   AMOUNT        VALUE
CORPORATE BONDS (CONTINUED)                         (UNAUDITED)    RATE      DATE      (000)       (NOTE 2)
                                                    ------------  ------   --------  ---------  --------------
STEEL & METAL -- 3.3%
  Earle M. Jorgensen Co., Sr. Notes...............       B3       10.75%   03/01/00  $   3,250  $    3,347,500
  Ladish Company, Inc., Sr. Sub. Notes............       NR       12.00%   12/22/00        517         521,841
  Northwestern Steel & Wire, Sr. Notes............       B3        9.50%   06/15/01      1,000         970,000
  Pohang Iron & Steel, Sr. Notes..................      Ba1       6.625%   07/01/03      2,000       1,544,040
  Sheffield Steel Corp., First Mtg. Notes.........      Caa       11.50%   12/01/05      3,500       3,640,000
  WCI Steel, Inc. Sr. Notes.......................       B2       10.00%   12/01/04      4,000       4,090,000
  Wheeling-Pittsburgh Corp., Sr. Notes............       B2        9.25%   11/15/07      4,625       4,463,125
                                                                                                --------------
                                                                                                    18,576,506
                                                                                                --------------
SUPERMARKETS -- 1.7%
  Homeland Stores, Inc., Notes....................       NR       10.00%   08/01/03      4,181       3,762,900
  Pantry, Inc., Sr. Sub. Notes....................       B3       10.25%   10/15/07      2,800       2,870,000
  Shoppers Food Warehouse Corp., Sr. Notes........       NR        9.75%   06/15/04      2,500       2,550,000
  Southland Corp., Sr. Notes......................       B3       12.00%   06/15/09        500         500,000
                                                                                                --------------
                                                                                                     9,682,900
                                                                                                --------------
TECHNOLOGY -- 1.2%
  Details Holdings Corp., Sr. Disc. Notes, Zero
    Coupon (until 11/15/02).......................      Caa       11.875%  11/15/07      1,300         760,500
  Details, Inc., Sr. Sub. Notes...................       B3       10.00%   11/15/05      1,000       1,027,500
  DII Group, Sr. Sub. Notes.......................       B1        8.50%   09/15/07      2,000       1,965,000
  Unisys Corp., Sr. Notes.........................       B1       11.75%   10/15/04      2,500       2,862,500
                                                                                                --------------
                                                                                                     6,615,500
                                                                                                --------------
TELECOMMUNICATIONS -- 15.0%
  Cellnet Data Systems, Inc., Sr. Disc. Notes (b),
    Zero Coupon (until 10/01/02), (cost
    $3,686,306; purchased on various dates:
    6/06/95 through 9/24/97)......................       NR       14.00%   10/01/07      7,010       3,119,450
  Centennial Cellular Corp., Sr. Notes............       B1       10.125%  05/15/05      2,000       2,170,000
  Concentric Network Corp., Sr. Notes.............       NR       12.75%   12/15/07      2,500       2,562,500
  Crown Castle Int'l Corp., Sr. Disc. Notes, Zero
    Coupon (until 11/15/02).......................       B3       11.875%  11/15/07      1,400         875,000
  Geotek Communication, Inc., Sr. Disc. Notes,
    Zero Coupon (until 7/15/00)...................      Caa       15.00%   07/15/05      5,000       2,600,000
  GST Telecommunications, Inc., Sr. Disc. Notes,
    Series L,
    Zero Coupon (until 12/15/00)..................       NR       13.875%  12/15/05      5,200       3,978,000
  Highway Master Communications, Inc., Sr.
    Notes.........................................      Caa       13.75%   09/15/05      2,000       2,030,000
  Hyperion Telecom, Inc., Sr. Disc. Notes, Zero
    Coupon (until 4/01/01)........................       NR       13.00%   04/15/03      1,250         906,250
  ICG Holdings Inc., Sr. Sub. Notes, Zero Coupon
    (until 9/15/00)...............................       NR       13.50%   09/15/05      3,800       3,120,750
  Impsat Corp., Gtd. Sr. Notes....................       B2       12.125%  07/15/03      3,500       3,552,500
  International Wireless Group, Inc., Sr. Sub.
    Notes.........................................       NR       11.75%   06/01/05      3,000       3,292,500
  Ionica PLC, Sr. Notes...........................       NR       13.50%   08/15/06      5,000       4,237,500
  McCaw Int'l. Ltd., Sr. Disc. Notes, Zero Coupon
    (until 4/15/02)...............................       NR       13.00%   04/15/07      2,000       1,165,000
  McLeod USA, Inc., Sr. Disc. Notes, Zero Coupon
    (until 3/01/02)...............................       B3       10.50%   03/01/07      4,400       3,201,000
  Metrocall, Inc., Sr. Sub. Notes.................       B2       10.375%  10/01/07      1,250       1,265,625
  MGC Communications, Inc., Sr. Notes.............      Caa       13.00%   10/01/04      2,950       3,023,750
  Microcell Telecommunications, Sr. Disc. Notes,
    Zero Coupon (until 6/01/06)...................       NR       14.00%   06/01/06      2,000       1,350,000
  Netia Holdings, Sr. Disc. Notes, Zero Coupon
    (until 11/01/01)..............................       NR       11.25%   11/01/07      3,250       1,852,500
  Netia Holdings, Sr. Notes.......................       NR       10.25%   11/01/07      1,000         960,000
  Nextel Communications, Inc., Sr. Disc. Notes,
    Zero Coupon (until 10/31/02)..................       B3        9.75%   10/31/07      1,500         920,625
  Omnipoint Corp., Sr. Notes......................       B3       11.625%  08/15/06        500         531,875
  Omnipoint Corp., Sr. Notes......................       B3       11.625%  08/15/06      3,875       4,097,813
  PTC Int'l. Finance Co., Zero Coupon (until
    7/01/02)......................................       NR       10.75%   07/01/07      2,100       1,344,000
  Pagemart Nationwide, Inc., Sr. Disc. Notes,
    Series H,
    Zero Coupon (until 2/1/00)....................       NR       15.00%   02/01/05      6,500       5,557,500
  Price Communications Cellular Holdings, Sr.
    Disc. Notes, Zero Coupon (until 11/01/02).....       NR       13.50%   08/01/07      2,000       1,280,000
  Price Communications Wireless, Inc., Sr. Sub.
    Notes.........................................       NR       11.75%   07/15/07      2,500       2,712,500
  Primus Telecom Group, Sr. Notes.................       B3       11.75%   08/01/04      1,500       1,605,000
  RCN Corp., Sr. Disc. Notes, Zero Coupon (until
    10/15/02).....................................       NR       11.125%  10/15/07      2,200       1,380,500
  RCN Corp., Sr. Notes............................       NR       10.00%   10/15/07      1,100       1,141,250
  Rogers Cantel, Inc., Sr. Sub. Notes, Zero Coupon
    (until 11/30/02)..............................       B2        8.80%   10/01/07      4,800       4,776,000
  Telegroup, Inc., Sr. Disc. Notes, Zero Coupon
    (until 5/1/00)................................       NR       10.50%   11/01/04      4,000       3,095,000
  Telesystem Int'l. Wireless, Inc., Sr. Disc.
    Notes.........................................      Caa       10.50%   11/01/07      1,150         638,250
  Telesystem Int'l. Wireless, Inc., Sr. Disc.
    Notes, Zero Coupon (until 6/30/02)............       NR       13.25%   06/30/07      1,000         632,500
  UNIFI Communications, Inc., Sr. Notes...........       NR       14.00%   03/01/04      3,750       3,375,000
  Unisite, Inc., Sub. Accrual Note................       NR       13.00%   12/15/04      4,000       4,000,000
  USN Communications, Inc., Sr. Disc. Notes, Zero
    Coupon (until 8/15/00)........................      Caa       14.625%  08/15/04      1,059         804,840
  Vialog Corp., Sr. Notes.........................       NR       12.75%   11/15/01      2,000       2,090,000
                                                                                                --------------
                                                                                                    85,244,978
                                                                                                --------------
TEXTILES -- 1.6%
  Congoleum Corp., Sr. Notes......................       B1        9.00%   02/01/01        945         968,625
  Foamex, L.P., Sr. Sub. Notes....................       B3       9.875%   06/15/07      3,700       3,792,500

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B24

DECEMBER 31, 1997

                                                      MOODY'S                        PRINCIPAL
                                                       RATING     INTEREST MATURITY   AMOUNT        VALUE
CORPORATE BONDS (CONTINUED)                         (UNAUDITED)    RATE      DATE      (000)       (NOTE 2)
                                                    ------------  ------   --------  ---------  --------------
  Tultex Corp., Sr. Notes.........................      Ba3       9.625%   04/15/07  $   3,000  $    2,992,500
  Worldtex, Inc., Sr. Notes.......................       B1       9.625%   12/15/07      1,450       1,486,250
                                                                                                --------------
                                                                                                     9,239,875
                                                                                                --------------
TRANSPORTATION -- 1.9%
  Ameritruck Distribution Corp., Sr. Sub. Notes
    (b) (cost $3,099,070; purchased on various
    dates: 1/16/96 through 6/05/97)...............       B3       12.25%   11/15/05      3,090       3,090,000
  Kitty Hawk, Inc., Sr. Notes.....................       B1        9.95%   11/15/04      1,400       1,435,000
  Trans World Airlines, Sr. Notes.................       NR       11.50%   12/15/04      1,750       1,758,750
  Airtran Holdings, Inc., Sr. Notes...............       B3       10.25%   04/15/01      2,000       1,850,000
  Airtran Holdings, Inc., Sr. Notes...............       B2       10.50%   04/15/01      3,000       2,955,000
                                                                                                --------------
                                                                                                    11,088,750
                                                                                                --------------
TOTAL CORPORATE BONDS
  (cost $496,878,727).........................................................................     504,280,829
                                                                                                --------------

CONVERTIBLE BONDS -- 0.9%
TELECOMMUNICATIONS
  GST Telecommunications, Inc., Sr. Disc. Notes,
    Series H,
    Zero Coupon (until 12/15/00)..................       NR       13.875%  12/15/05        650         624,000
  Geotek Communications, Inc......................      Caa       12.00%   02/15/01      2,000       1,500,000
  Winstar Communications, Inc., Conv. Notes.......       NR       14.00%   10/15/05      2,875       2,961,250
                                                                                                --------------
    (cost $4,766,282).........................................................................       5,085,250
                                                                                                --------------

COMMON STOCKS (a) -- 0.2%                                                           SHARES
                                                                                 -------------
  Cellnet Data Systems, Inc. (b) (cost $170; purchased 6/23/97)................         34,000         263,500
  Coinstar, Inc................................................................          6,300          57,488
  Dr. Pepper Bottling Holdings, Inc., (Class "B" Stock)........................          5,807         119,044
  Hedstrom Holding Co..........................................................         24,261          30,326
  Intermedia Communications, PIK...............................................          1,132          68,769
  Loehmann's Holdings, Inc.....................................................          4,403          25,317
  Pagemart Nationwide, Inc.....................................................         13,125         118,125
  PM Holdings Corp.............................................................          1,103         579,075
  PSF Holdings, LLC (b)/(c) (cost $757,452; purchased 9/17/96).................         22,025         726,825
                                                                                                --------------
TOTAL COMMON STOCKS
  (cost $804,909).............................................................................       1,988,469
                                                                                                --------------

PREFERRED STOCKS -- 5.9%
  Adelphia Communications, Inc.................................................         52,500       6,221,250
  American Communication Services, Inc.........................................          4,643         467,827
  AmeriKing, Inc...............................................................         19,990         539,730
  BioSafe International, Inc...................................................          7,219       1,925,091
  Cablevision Systems Corp., Series L, PIK.....................................              1           9,240
  California Federal Bancorp, Inc..............................................        100,000       2,625,000
  Chancellor Media Corp........................................................         17,058       2,046,960
  Clark USA, Inc...............................................................          4,750         503,500
  EchoStar Communications, Inc.................................................         35,534       3,660,018
  Fitzgerald Gaming, Inc.......................................................         50,000       1,561,500
  Geneva Steel, Inc............................................................         18,000       1,350,000
  Hyperion Telecommunications..................................................          5,659         570,178
  ICG Communications, Inc......................................................         11,085       1,274,758
  Intermedia Comm., PIK........................................................         76,084         932,029
  Intermedia Communications....................................................         90,000       2,542,500
  Pantry Pride, Inc. (Ex. Pfd.; Class "B" Stock)...............................         25,000       2,525,000
  Paxson Communications, Inc...................................................         20,000       2,010,000
  Petroleum Heat & Power, Inc..................................................         80,000       1,600,000
  Viasystems, Inc..............................................................         40,800         835,003
  Von Hoffman Press, Inc.......................................................         20,000         625,000
                                                                                                --------------
TOTAL PREFERRED STOCKS
  (cost $33,395,215)..........................................................................      33,824,584
                                                                                                --------------

WARRANTS (a) -- 0.5%                                                                 UNITS
                                                                                 -------------
  American Banknote Corp., expiring 12/01/02...................................          4,000               0
  American Telecasting, Inc., expiring 08/10/00................................          6,500              65
  Cellnet Data Systems, Inc., expiring 01/01/49 (b) (cost $0; purchased 9/24/97
    and 9/29/97)...............................................................          7,010         140,200

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B25

DECEMBER 31, 1997

                                                                                                    VALUE
WARRANTS (a) (CONTINUED)                                                             UNITS         (NOTE 2)
                                                                                 -------------  --------------
  Cellular Communications Int'l., Inc., expiring 08/15/03......................          4,375  $       87,500
  Clearnet Communications, Inc., expiring 09/15/05.............................         26,202         235,818
  Cocentric Network Corp., expiring 01/01/49...................................          2,500               0
  County Seat Stores, Inc., expiring 01/01/49 (b) (cost $0; purchased
    10/23/97)..................................................................          2,750               0
  Discovery Zone, Inc., expiring 01/01/49......................................          2,000               0
  Electronic Retailing Systems, expiring 01/01/49..............................          2,000          40,000
  Fitzgerald Gaming, Inc., expiring 12/19/98...................................         62,701               0
  Foamex - JPS Automotive, expiring 07/01/99...................................          2,000          40,000
  Glasstech, Inc., expiring 06/30/04...........................................          1,500           1,500
  Globalstar Capital Co., expiring 02/15/04....................................          1,200         122,400
  Highwaymaster Communications, Inc., expiring 01/01/49........................          2,000          24,000
  Hyperion Telecommunications Corp., expiring 04/15/01.........................          4,250         255,000
  ICF Kaiser International, Inc., expiring 12/31/98............................            500               0
  ICG Communications, Inc., expiring 09/15/05..................................         20,790         301,455
  Interact Systems, Inc., expiring 08/01/03....................................          4,400             550
  Intermedia Communications of Florida, Inc., expiring 06/01/00 (b) (cost $0;
    purchased 5/25/95).........................................................          3,000         330,000
  McCaw Int'l. Ltd., expiring 01/01/49.........................................          2,000           5,000
  MGC Communications, Inc., expiring 01/01/49..................................          2,950               0
  Nextel Communications
    expiring 12/15/98 (b) (cost $0; purchased 12/16/93)........................          1,543             417
    expiring 04/05/99 (b) (cost $0; purchased 4/15/94).........................          2,250           6,750
  Pagemart, Inc., expiring 11/01/03............................................          9,200          69,000
  Powertel, Inc., expiring 02/01/06............................................          6,720          63,840
  President Riverboat Casinos, expiring 09/30/99...............................         22,075             883
  Price Communications Cellular Holdings, expiring 08/01/07....................          6,880              69
  Primus Telecom Group, expiring 08/01/07......................................          1,500          15,000
  Star Choice Communications, Inc., expiring 12/15/05 (b) (cost $0; purchased
    12/18/97)..................................................................         40,530             405
  Sterling Chemical Holdings, Inc., expiring 08/15/08..........................            560          16,800
  Unifi Communications, expiring 03/01/04......................................          3,750          75,000
  Unisite, Inc., expiring 12/15/04.............................................          1,943               0
  USN Communications, Inc., expiring 01/01/49..................................         10,590               0
  Vialog Corp., expiring 01/01/49..............................................          2,000               0
                                                                                                --------------
TOTAL WARRANTS
  (cost $237,500).............................................................................       1,831,652
                                                                                                --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $536,082,633).........................................................................     547,010,784
                                                                                                --------------

                                                                  INTEREST MATURITY  PRINCIPAL
SHORT-TERM INVESTMENT -- 2.8%                                      RATE      DATE      (000)
                                                                  ------   --------  ---------
REPURCHASE AGREEMENT
  Joint Repurchase Agreement Account............................   6.53%   01/02/98  $  15,691      15,691,000
                                                                                                --------------
    (cost $15,691,000; Note 5)
TOTAL INVESTMENTS -- 98.9%
  (cost $551,773,633; Note 6).................................................................     562,701,784
OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.1%.................................................       5,973,294
                                                                                                --------------
TOTAL NET ASSETS -- 100.0%....................................................................  $  568,675,078
                                                                                                --------------
                                                                                                --------------

    The following abbreviations are used in portfolio descriptions:
    LLC     Limited Liability Company
    LP      Limited Partnership
    NR      Not Rated by Moody's or Standard & Poors
    PIK     Payment in Kind Securities

(a)  Non-income producing security
(b) Indicates a restricted security; the aggregate cost of the restricted securities is $16,995,840. The aggregate value, $13,424,966 is approximately 2.4% of net assets.
(c)  Indicates a fair valued security.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B26

                             STOCK INDEX PORTFOLIO

DECEMBER 31, 1997

LONG-TERM INVESTMENTS -- 96.0%
                                                                       VALUE
COMMON STOCKS                                          SHARES         (NOTE 2)
                                                    -------------  --------------
AEROSPACE -- 1.8%
  Aeroquip-Vickers, Inc...........................          8,300  $      407,219
  AlliedSignal, Inc...............................        175,600       6,837,425
  Boeing Co.......................................        311,336      15,236,005
  General Dynamics Corp...........................         19,400       1,676,887
  Lockheed Martin Corp............................         60,149       5,924,676
  Northrop Grumman Corp...........................         20,600       2,369,000
  Parker-Hannifin Corp............................         35,225       1,615,947
  Raytheon Co. (Class "A" Stock)..................         14,418         711,007
  Raytheon Co. (Class "B" Stock)..................         72,900       3,681,450
  United Technologies Corp........................         73,000       5,315,312
                                                                   --------------
                                                                       43,774,928
                                                                   --------------
AIRLINES -- 0.4%
  AMR Corp. (a)...................................         28,500       3,662,250
  Delta Air Lines, Inc............................         23,000       2,737,000
  Southwest Airlines Co...........................         68,100       1,676,962
  USAir Group, Inc. (a)...........................         29,000       1,812,500
                                                                   --------------
                                                                        9,888,712
                                                                   --------------
AUTOS - CARS & TRUCKS -- 2.0%
  Chrysler Corp...................................        208,500       7,336,594
  Cummins Engine Co., Inc.........................         12,200         720,562
  Dana Corp.......................................         33,400       1,586,500
  Echlin, Inc.....................................         18,700         676,706
  Ford Motor Co...................................        372,700      18,145,831
  General Motors Corp.............................        226,100      13,707,312
  Genuine Parts Co................................         54,425       1,847,048
  Johnson Controls, Inc...........................         26,400       1,260,600
  Navistar International Corp. (a)................         23,400         580,612
  PACCAR, Inc.....................................         23,960       1,257,900
  Safety Kleen Corp...............................         17,350         476,041
  TRW, Inc........................................         38,600       2,060,275
                                                                   --------------
                                                                       49,655,981
                                                                   --------------
BANKS AND SAVINGS & LOANS -- 8.1%
  Banc One Corp...................................        180,694       9,813,943
  Bank of New York Co., Inc.......................        117,300       6,781,406
  BankAmerica Corp................................        216,096      15,775,008
  BankBoston Corp.................................         44,800       4,208,400
  Bankers Trust NY Corp...........................         30,900       3,474,319
  Barnett Banks, Inc..............................         61,600       4,427,500
  BB&T Corp.......................................         41,900       2,684,219
  Chase Manhattan Corp............................        131,247      14,371,546
  Citicorp........................................        142,100      17,966,769
  Comerica, Inc...................................         32,900       2,969,225
  CoreStates Financial Corp.......................         65,000       5,204,062
  First Chicago NBD Corp..........................         92,015       7,683,252
  First Union Corp................................        194,550       9,970,687
  Fleet Financial Group, Inc......................         77,600       5,815,150
  Golden West Financial Corp......................         17,600       1,721,500
  H.F. Ahmanson & Co..............................         30,700       2,054,981
  Huntington Bancshares, Inc......................         58,600       2,109,600
  KeyCorp.........................................         67,400       4,772,762
  Mellon Bank Corp................................         78,200       4,740,875
  Morgan (J.P.) & Co., Inc........................         55,450       6,258,919
  National City Corp..............................         66,600       4,378,950
  NationsBank Corp................................        220,526      13,410,737
  Norwest Corp....................................        233,600       9,022,800
  PNC Bank Corp...................................         95,500       5,449,469
  Providian Financial Corp........................         29,300       1,323,994
  Republic New York Corp..........................         17,100       1,952,606
  Suntrust Banks, Inc.............................         65,800       4,696,475
  Synovus Financial Corp..........................         53,700       1,758,675

DECEMBER 31, 1997

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  U.S. Bancorp....................................         75,642  $    8,467,176
  Wachovia Corp...................................         63,400       5,143,325
  Wells Fargo & Co................................         27,166       9,221,159
                                                                   --------------
                                                                      197,629,489
                                                                   --------------
BUSINESS SERVICES -- 0.1%
  Equifax, Inc....................................         45,900       1,626,581
  Omnicom Group, Inc..............................         30,000       1,271,250
                                                                   --------------
                                                                        2,897,831
                                                                   --------------
CHEMICALS -- 2.0%
  Air Products & Chemicals, Inc...................         33,700       2,771,825
  Dow Chemical Co.................................         70,300       7,135,450
  E.I. du Pont de Nemours & Co....................        352,100      21,148,006
  Eastman Chemical Co.............................         23,600       1,405,675
  FMC Corp. (a)...................................         11,200         753,900
  Hercules, Inc...................................         30,400       1,521,900
  Monsanto Co.....................................        183,700       7,715,400
  Nalco Chemical Co...............................         20,900         826,856
  Rohm & Haas Co..................................         18,700       1,790,525
  Sigma-Aldrich Corp..............................         31,400       1,248,150
  Union Carbide Corp..............................         38,200       1,640,212
                                                                   --------------
                                                                       47,957,899
                                                                   --------------
CHEMICALS - SPECIALTY -- 0.3%
  Engelhard Corp..................................         46,975         816,191
  Great Lakes Chemical Corp.......................         17,700         794,287
  Morton International, Inc.......................         42,400       1,457,500
  Praxair, Inc....................................         48,500       2,182,500
  Raychem Corp....................................         26,800       1,154,075
  W.R. Grace & Co.................................         24,300       1,954,631
                                                                   --------------
                                                                        8,359,184
                                                                   --------------
COMMERCIAL SERVICES -- 0.4%
  Cendant Corp. (a)...............................        245,719       8,446,582
  Deluxe Corp.....................................         24,800         855,600
  John H. Harland Co..............................          7,400         155,400
  Moore Corp., Ltd................................         25,900         391,737
                                                                   --------------
                                                                        9,849,319
                                                                   --------------
COMPUTER SERVICES -- 4.5%
  3Com Corp. (a)..................................        110,000       3,843,125
  Adobe Systems, Inc..............................         21,700         895,125
  Autodesk, Inc...................................         14,300         529,100
  Automatic Data Processing, Inc..................         91,100       5,591,262
  Bay Networks, Inc. (a)..........................         63,900       1,633,444
  Cabletron Systems, Inc. (a).....................         47,900         718,500
  Ceridian Corp. (a)..............................         24,800       1,136,150
  Cisco Systems, Inc. (a).........................        313,100      17,455,325
  Computer Associates International, Inc..........        169,643       8,969,874
  Computer Sciences Corp. (a).....................         24,200       2,020,700
  EMC Corp. (a)...................................        154,000       4,225,375
  First Data Corp.................................        138,300       4,045,275
  Microsoft Corp..................................        375,200      48,494,600
  Novell, Inc. (a)................................        104,900         786,750
  Oracle Corp. (a)................................        303,587       6,773,785
  Parametric Technology Corp. (a).................         39,700       1,880,787
  Siebel Systems, Inc. (a)........................             72           3,010
  Silicon Graphics, Inc. (a)......................         53,600         666,650
                                                                   --------------
                                                                      109,668,837
                                                                   --------------
COMPUTERS -- 3.4%
  Apple Computer, Inc. (a)........................         37,700         494,812
  Compaq Computer Corp............................        235,285      13,278,897

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B27

DECEMBER 31, 1997

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Dell Computer Corp. (a).........................        102,700  $    8,626,800
  Digital Equipment Corp. (a).....................         47,900       1,772,300
  Hewlett-Packard Co..............................        323,800      20,237,500
  International Business Machines Corp............        304,400      31,828,825
  Seagate Technology, Inc. (a)....................         76,000       1,463,000
  Sun Microsystems, Inc. (a)......................        115,000       4,585,625
                                                                   --------------
                                                                       82,287,759
                                                                   --------------
CONSTRUCTION -- 0.1%
  Fluor Corp......................................         26,600         994,175
  Foster Wheeler Corp.............................         12,000         324,750
  Kaufman & Broad Home Corp.......................         11,866         266,243
  Pulte Corp......................................          6,400         267,600
                                                                   --------------
                                                                        1,852,768
                                                                   --------------
CONSTRUCTION & HOUSING -- 0.0%
  Centex Corp.....................................          8,800         553,850
                                                                   --------------
CONTAINERS -- 0.2%
  Ball Corp.......................................          9,100         321,344
  Bemis Co., Inc..................................         17,200         757,875
  Crown Cork & Seal Co., Inc......................         39,600       1,984,950
  Owens-Illinois, Inc. (a)........................         44,100       1,673,044
  Stone Container Corp. (a).......................         31,266         326,339
                                                                   --------------
                                                                        5,063,552
                                                                   --------------
COSMETICS & SOAPS -- 1.8%
  Alberto Culver Co. (Class "B" Stock)............         17,400         557,887
  Avon Products, Inc..............................         41,300       2,534,787
  Colgate Palmolive Co............................         92,000       6,762,000
  International Flavors & Fragrances, Inc.........         33,200       1,709,800
  Procter & Gamble Co.............................        418,404      33,393,869
                                                                   --------------
                                                                       44,958,343
                                                                   --------------
DIVERSIFIED OFFICE EQUIPMENT -- 0.6%
  Avery Dennison Corp.............................         31,700       1,418,575
  Pitney Bowes, Inc...............................         44,700       4,020,206
  Unisys Corp. (a)................................         53,500         742,312
  Xerox Corp......................................        100,646       7,428,933
                                                                   --------------
                                                                       13,610,026
                                                                   --------------
DIVERSIFIED OPERATIONS -- 3.3%
  Cognizant Corp..................................         51,160       2,279,817
  Fortune Brands, Inc.............................         53,600       1,986,550
  General Electric Co.............................      1,018,000      74,695,750
  Whitman Corp....................................         29,500         768,844
                                                                   --------------
                                                                       79,730,961
                                                                   --------------
DRUGS AND MEDICAL SUPPLIES -- 10.0%
  Abbott Laboratories.............................        238,600      15,643,212
  Allergan, Inc...................................         19,900         667,894
  ALZA Corp. (a)..................................         26,400         839,850
  American Home Products Corp.....................        202,200      15,468,300
  Amgen, Inc. (a).................................         82,000       4,438,250
  Bausch & Lomb, Inc..............................         17,400         689,475
  Baxter International, Inc.......................         86,800       4,377,975
  Becton, Dickinson & Co..........................         38,500       1,925,000
  Biomet, Inc.....................................         33,600         861,000
  Boston Scientific Corp. (a).....................         60,600       2,780,025
  Bristol-Myers Squibb Co.........................        309,280      29,265,620
  C.R. Bard, Inc..................................         18,600         582,412
  Cardinal Health, Inc............................         33,700       2,531,712

DECEMBER 31, 1997

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Eli Lilly & Co..................................        344,600  $   23,992,775
  Guidant Corp....................................         45,900       2,857,275
  Johnson & Johnson...............................        418,000      27,535,750
  Mallinckrodt, Inc...............................         22,300         847,400
  Medtronic, Inc..................................        145,900       7,632,394
  Merck & Co., Inc................................        374,550      39,795,937
  Pfizer, Inc.....................................        402,000      29,974,125
  Pharmacia & Upjohn, Inc.........................        158,025       5,787,666
  PharMerica, Inc. (a)............................         15,063         156,279
  Schering-Plough Corp............................        227,700      14,145,862
  St. Jude Medical, Inc. (a)......................         27,800         847,900
  United States Surgical Corp.....................         22,600         662,462
  Warner-Lambert Co...............................         84,400      10,465,600
                                                                   --------------
                                                                      244,772,150
                                                                   --------------
ELECTRICAL EQUIPMENT -- 0.1%
  W.W. Grainger, Inc..............................         15,800       1,535,562
                                                                   --------------
ELECTRONICS -- 3.3%
  Advanced Micro Devices, Inc. (a)................         43,200         774,900
  AMP, Inc........................................         69,044       2,899,848
  Applied Materials, Inc. (a).....................        113,400       3,416,175
  Data General Corp. (a)..........................         15,500         270,281
  EG&G, Inc.......................................         12,900         268,481
  Emerson Electric Co.............................        138,100       7,794,019
  Harris Corp.....................................         24,800       1,137,700
  Honeywell, Inc..................................         39,000       2,671,500
  Intel Corp......................................        508,800      35,743,200
  KLA-Tencor Corp. (a)............................         26,900       1,039,012
  LSI Logic Corp. (a).............................         43,300         855,175
  Micron Technology, Inc. (a).....................         65,900       1,713,400
  Motorola, Inc...................................        186,000      10,613,625
  National Semiconductor Corp. (a)................         50,300       1,304,656
  Perkin-Elmer Corp...............................         14,000         994,875
  Rockwell International Corp.....................         64,500       3,370,125
  Tektronix, Inc..................................         15,600         619,125
  Texas Instruments, Inc..........................        121,200       5,454,000
  Thomas & Betts Corp.............................         17,600         831,600
                                                                   --------------
                                                                       81,771,697
                                                                   --------------
FINANCIAL SERVICES -- 3.8%
  American Express Co.............................        144,900      12,932,325
  Beneficial Corp.................................         16,100       1,338,312
  Countrywide Credit Industries, Inc..............         33,100       1,419,162
  Federal Home Loan Mortgage Corp.................        215,700       9,045,919
  Federal National Mortgage Association...........        330,200      18,842,037
  Fifth Third Bancorp.............................         47,600       3,891,300
  Green Tree Financial Corp.......................         42,100       1,102,494
  H & R Block, Inc................................         32,300       1,447,444
  Household International, Inc....................         33,200       4,235,075
  MBNA Corp.......................................        155,212       4,239,228
  Merrill Lynch & Co., Inc........................        103,700       7,563,619
  Morgan Stanley, Dean Witter, Discover & Co......        184,005      10,879,296
  Schwab (Charles) Corp...........................         81,400       3,413,712
  State Street Corp...............................         49,300       2,868,644
  Sunamerica, Inc.................................         60,700       2,594,925
  Transamerica Corp...............................         19,800       2,108,700
  Washington Mutual Inc...........................         79,920       5,099,895
                                                                   --------------
                                                                       93,022,087
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B28

DECEMBER 31, 1997

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
FOOD & BEVERAGES -- 5.8%
  Adolph Coors Co. (Class "B" Stock)..............         11,600  $      385,700
  Anheuser-Busch Companies, Inc...................        153,400       6,749,600
  Archer-Daniels-Midland Co.......................        173,537       3,763,584
  Brown-Forman Corp. (Class "B" Stock)............         21,300       1,176,825
  Campbell Soup Co................................        142,000       8,253,750
  Coca-Cola Co....................................        769,100      51,241,287
  ConAgra, Inc....................................        145,800       4,784,062
  Corn Products International, Inc................         11,075         330,173
  CPC International, Inc..........................         44,300       4,773,325
  General Mills, Inc..............................         49,200       3,523,950
  Giant Food, Inc. (Class "A" Stock)..............         18,000         606,375
  H.J. Heinz & Co.................................        113,450       5,764,678
  Hershey Foods Corp..............................         43,700       2,706,669
  Kellogg Co......................................        127,600       6,332,150
  PepsiCo, Inc....................................        474,400      17,285,950
  Pioneer Hi-Bred International, Inc..............         23,700       2,541,825
  Quaker Oats Co..................................         42,200       2,226,050
  Ralston-Ralston Purina Group....................         33,040       3,070,655
  Sara Lee Corp...................................        148,200       8,345,512
  Seagram Co., Ltd................................        115,300       3,725,631
  Sysco Corp......................................         53,600       2,442,150
  W. M. Wrigley, Jr. Co...........................         35,900       2,856,294
                                                                   --------------
                                                                      142,886,195
                                                                   --------------
FOREST PRODUCTS -- 0.8%
  Boise Cascade Corp..............................         17,286         522,901
  Champion International Corp.....................         29,300       1,327,656
  Fort James Corp.................................         65,200       2,493,900
  Georgia-Pacific Corp............................         28,500       1,731,375
  Georgia-Pacific Corp. (Timber Group) (a)........         28,500         646,594
  International Paper Co..........................         93,734       4,042,279
  Louisiana-Pacific Corp..........................         34,200         649,800
  Mead Corp.......................................         31,800         890,400
  Potlatch Corp...................................          9,000         387,000
  Temple-Inland Inc...............................         17,600         920,700
  Union Camp Corp.................................         21,700       1,165,019
  Westvaco Corp...................................         32,700       1,028,006
  Weyerhaeuser Co.................................         61,800       3,032,062
  Willamette Industries, Inc......................         33,800       1,087,937
                                                                   --------------
                                                                       19,925,629
                                                                   --------------
GAS PIPELINES -- 0.5%
  Columbia Gas System, Inc........................         17,300       1,359,131
  Consolidated Natural Gas Co.....................         29,100       1,760,550
  Enron Corp......................................         98,700       4,102,219
  Peoples Energy Corp.............................         10,200         401,625
  Sonat, Inc......................................         26,600       1,216,950
  Williams Companies, Inc.........................         99,600       2,826,150
                                                                   --------------
                                                                       11,666,625
                                                                   --------------
HOSPITALS/ HOSPITAL MANAGEMENT -- 0.7%
  Columbia/HCA Healthcare Corp....................        202,798       6,007,891
  Healthsouth Corp. (a)...........................        122,400       3,396,600
  Humana, Inc. (a)................................         51,700       1,072,775
  Manor Care, Inc.................................         19,050         666,750
  Service Corp. International.....................         77,900       2,877,431
  Shared Medical Systems Corp.....................          7,400         488,400
  Tenet Healthcare Corp. (a)......................         94,800       3,140,250
                                                                   --------------
                                                                       17,650,097
                                                                   --------------

DECEMBER 31, 1997

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
HOUSEHOLD PRODUCTS & PERSONAL CARE -- 1.2%
  Clorox Co.......................................         32,100  $    2,537,906
  Gillette Co.....................................        173,800      17,456,037
  Kimberly-Clark Corp.............................        173,188       8,540,333
                                                                   --------------
                                                                       28,534,276
                                                                   --------------
HOUSING RELATED -- 0.5%
  Armstrong World Industries, Inc.................         13,100         979,225
  Fleetwood Enterprises, Inc......................         10,900         462,569
  Lowe's Companies, Inc...........................         54,400       2,594,200
  Masco Corp......................................         51,300       2,609,887
  Maytag Corp.....................................         30,700       1,145,494
  Owens Corning...................................         16,900         576,712
  Stanley Works...................................         27,800       1,311,812
  Tupperware Corp.................................         18,900         526,837
  Whirlpool Corp..................................         23,100       1,270,500
                                                                   --------------
                                                                       11,477,236
                                                                   --------------
INSURANCE -- 4.8%
  Aetna, Inc......................................         46,512       3,282,003
  Allstate Corp...................................        134,794      12,249,405
  American General Corp...........................         76,986       4,162,056
  American International Group, Inc...............        217,855      23,691,731
  Aon Corp........................................         51,350       3,010,394
  Chubb Corp......................................         53,400       4,038,375
  CIGNA Corp......................................         23,000       3,980,437
  Cincinnati Financial Corp.......................         17,000       2,392,750
  Conseco, Inc....................................         57,500       2,612,656
  General Re Corp.................................         24,550       5,204,600
  Hartford Financial Services Group, Inc..........         36,600       3,424,387
  Jefferson-Pilot Corp............................         21,975       1,711,303
  Lincoln National Corp...........................         31,600       2,468,750
  Loews Corp......................................         35,700       3,788,662
  Marsh & McLennan Companies, Inc.................         52,400       3,907,075
  MBIA, Inc.......................................         27,400       1,830,662
  MGIC Investment Corp............................         35,500       2,360,750
  Progressive Corp................................         22,300       2,673,212
  SAFECO Corp.....................................         43,500       2,120,625
  St. Paul Companies, Inc.........................         26,300       2,158,244
  Torchmark Corp..................................         42,700       1,796,069
  Travelers Group, Inc............................        356,409      19,201,535
  United Healthcare Corp..........................         57,700       2,866,969
  UNUM Corp.......................................         43,200       2,349,000
  USF&G Corp......................................         33,200         732,475
                                                                   --------------
                                                                      118,014,125
                                                                   --------------
LEISURE -- 1.1%
  Brunswick Corp..................................         30,800         933,625
  Harrah's Entertainment, Inc. (a)................         31,150         587,956
  Hilton Hotels Corp..............................         77,100       2,293,725
  King World Productions, Inc.....................         11,050         638,137
  Mirage Resorts, Inc. (a)........................         56,200       1,278,550
  Walt Disney Co..................................        210,067      20,809,762
                                                                   --------------
                                                                       26,541,755
                                                                   --------------
LODGING -- 0.2%
  ITT Corp. (a)...................................         36,400       3,016,650
  Marriott International, Inc.....................         39,700       2,749,225
                                                                   --------------
                                                                        5,765,875
                                                                   --------------
MACHINERY -- 0.9%
  Briggs & Stratton Corp..........................          7,600         369,075
  Case Corp.......................................         23,800       1,438,412

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B29

DECEMBER 31, 1997

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Caterpillar, Inc................................        116,600  $    5,662,387
  Cincinnati Milacron, Inc........................         12,300         319,031
  Cooper Industries, Inc..........................         37,800       1,852,200
  Deere & Co......................................         78,400       4,571,700
  Dover Corp......................................         68,800       2,485,400
  Eaton Corp......................................         23,700       2,115,225
  Harnischfeger Industries, Inc...................         15,000         529,688
  Ingersoll-Rand Co...............................         51,850       2,099,925
  Snap-On, Inc....................................         18,700         815,788
  Timken Co.......................................         19,200         660,000
                                                                   --------------
                                                                       22,918,831
                                                                   --------------
MANUFACTURING -- 0.5%
  Illinois Tool Works, Inc........................         77,600       4,665,700
  Tyco International, Ltd.........................        165,600       7,462,350
                                                                   --------------
                                                                       12,128,050
                                                                   --------------
MEDIA -- 2.6%
  CBS Corp........................................        218,300       6,426,206
  Clear Channel Communications, Inc. (a)..........         30,100       2,391,069
  Comcast Corp. (Special Class "A" Stock).........        107,100       3,380,344
  Dow Jones & Co., Inc............................         29,700       1,594,519
  Dun & Bradstreet Corp...........................         53,460       1,653,919
  Gannett Co., Inc................................         87,500       5,408,594
  HBO & Co........................................         61,600       2,956,800
  Interpublic Group of Companies, Inc.............         38,400       1,912,800
  Knight-Ridder, Inc..............................         27,100       1,409,200
  McGraw-Hill, Inc................................         30,700       2,271,800
  Meredith Corp...................................         16,600         592,413
  New York Times Co. (Class "A" Stock)............         29,600       1,957,300
  R. R. Donnelley & Sons Co.......................         44,500       1,657,625
  Tele-Communications, Inc. (Series "A"
    Stock) (a)....................................        162,900       4,551,019
  Time Warner, Inc................................        173,940      10,784,280
  Times Mirror Co. (Class "A" Stock)..............         29,100       1,789,650
  Tribune Co......................................         38,400       2,390,400
  US West Media Group (a).........................        188,600       5,445,825
  Viacom, Inc. (Class "B" Stock) (a)..............        109,567       4,540,183
                                                                   --------------
                                                                       63,113,946
                                                                   --------------
METALS - FERROUS -- 0.2%
  Allegheny Teledyne, Inc.........................         55,580       1,438,133
  Armco, Inc. (a).................................         26,700         131,831
  Bethlehem Steel Corp. (a).......................         33,500         288,938
  Inland Steel Industries, Inc....................         15,300         262,013
  Nucor Corp......................................         27,600       1,333,425
  USX-U.S. Steel Group............................         27,340         854,375
  Worthington Industries, Inc.....................         29,400         485,100
                                                                   --------------
                                                                        4,793,815
                                                                   --------------
METALS - NON FERROUS -- 0.3%
  Alcan Aluminum, Ltd.............................         70,250       1,940,656
  Aluminum Company of America.....................         53,900       3,793,213
  Cyprus Minerals Co..............................         28,100         432,038
  Inco Ltd........................................         51,100         868,700
  Reynolds Metals Co..............................         23,400       1,404,000
                                                                   --------------
                                                                        8,438,607
                                                                   --------------
MINERAL RESOURCES -- 0.2%
  ASARCO, Inc.....................................         12,500         280,469
  Burlington Resources, Inc.......................         54,617       2,447,524

DECEMBER 31, 1997

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Echo Bay Mines, Ltd.............................         39,900  $       97,256
  Homestake Mining Co.............................         45,300         402,038
  Phelps Dodge Corp...............................         18,900       1,176,525
                                                                   --------------
                                                                        4,403,812
                                                                   --------------
MISCELLANEOUS - BASIC INDUSTRY -- 0.7%
  Browning-Ferris Industries, Inc.................         65,000       2,405,000
  Crane Co........................................         14,150         613,756
  Ecolab, Inc.....................................         19,700       1,092,119
  General Signal Corp.............................         15,362         648,084
  ITT Industries, Inc.............................         36,400       1,142,050
  Laidlaw, Inc....................................        101,500       1,382,938
  Millipore Corp..................................         13,200         447,975
  NACCO Industries, Inc. (Class "A" Stock)........          2,500         267,969
  Pall Corp.......................................         39,200         810,950
  PPG Industries Inc..............................         55,500       3,170,438
  Textron, Inc....................................         51,300       3,206,250
  Thermo Electron Corp. (a).......................         46,700       2,078,150
                                                                   --------------
                                                                       17,265,679
                                                                   --------------
MISCELLANEOUS - CONSUMER GROWTH/STABLE -- 1.5%
  American Greetings Corp. (Class "A" Stock)......         24,300         950,738
  Black & Decker Corp.............................         29,900       1,167,969
  Corning, Inc....................................         71,800       2,665,575
  Eastman Kodak Co................................        101,100       6,148,144
  Jostens, Inc....................................         12,200         281,363
  Minnesota Mining & Manufacturing Co.............        128,600      10,553,238
  Polaroid Corp...................................         15,100         735,181
  Rubbermaid, Inc.................................         46,000       1,150,000
  Unilever N.V....................................        198,800      12,412,575
                                                                   --------------
                                                                       36,064,783
                                                                   --------------
MISCELLANEOUS - INDUSTRIAL -- 0.1%
  Tenneco, Inc....................................         53,600       2,117,200
                                                                   --------------
OIL & GAS -- 7.0%
  Amerada Hess Corp...............................         28,100       1,541,988
  Amoco Corp......................................        152,230      12,958,579
  Anadarko Petroleum Corp.........................         18,400       1,116,650
  Ashland, Inc....................................         23,500       1,261,656
  Atlantic Richfield Co...........................         99,470       7,970,034
  Chevron Corp....................................        204,000      15,708,000
  Coastal Corp....................................         32,600       2,019,163
  Eastern Enterprises.............................          6,400         288,000
  Exxon Corp......................................        767,200      46,943,050
  Kerr-McGee Corp.................................         14,800         937,025
  Mobil Corp......................................        243,500      17,577,656
  NICOR, Inc......................................         14,400         607,500
  Occidental Petroleum Corp.......................        105,400       3,089,538
  Pennzoil Co.....................................         15,000       1,002,188
  Phillips Petroleum Co...........................         82,500       4,011,563
  Royal Dutch Petroleum Co........................        666,500      36,115,969
  Sun Co., Inc....................................         22,500         946,406
  Texaco, Inc.....................................        174,382       9,482,021
  Union Pacific Resources Group, Inc..............         79,256       1,921,958
  Unocal Corp.....................................         77,000       2,988,563
  USX-Marathon Group..............................         89,600       3,024,000
                                                                   --------------
                                                                      171,511,507
                                                                   --------------
OIL & GAS SERVICES -- 1.1%
  Apache Corporation..............................         28,600       1,002,788
  Baker Hughes, Inc...............................         51,900       2,264,138

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B30

DECEMBER 31, 1997

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Dresser Industries, Inc.........................         55,000  $    2,306,563
  Halliburton Co..................................         81,300       4,222,519
  Helmerich & Payne, Inc..........................          7,900         536,213
  McDermott International, Inc....................         16,900         618,963
  ONEOK, Inc......................................          9,800         395,675
  Oryx Energy Co. (a).............................         32,700         833,850
  Rowan Companies, Inc. (a).......................         26,200         799,100
  Schlumberger, Ltd...............................        154,100      12,405,050
  Western Atlas, Inc. (a).........................         17,100       1,265,400
                                                                   --------------
                                                                       26,650,259
                                                                   --------------
PRECIOUS METALS -- 0.2%
  Barrick Gold Corp...............................        115,100       2,143,738
  Battle Mountain Gold Corp.......................         71,500         420,063
  Freeport-McMoRan Copper & Gold, Inc. (Class "B"
    Stock)........................................         63,000         992,250
  Newmont Mining Corp.............................         48,103       1,413,026
  Placer Dome, Inc................................         75,600         959,175
                                                                   --------------
                                                                        5,928,252
                                                                   --------------
RAILROADS -- 0.7%
  Burlington Northern, Inc........................         48,442       4,502,078
  CSX Corp........................................         68,112       3,678,048
  Norfolk Southern Corp...........................        116,800       3,598,900
  Union Pacific Corp..............................         76,900       4,801,444
                                                                   --------------
                                                                       16,580,470
                                                                   --------------
REMARKET/LEASING OFFICE EQUIPMENT -- 0.0%
  IKON Office Solutions, Inc......................         41,376       1,163,700
                                                                   --------------
RESTAURANTS -- 0.5%
  Darden Restaurants, Inc.........................         45,900         573,750
  McDonald's Corp.................................        213,900      10,213,725
  Tricon Global Restaurants, Inc. (a).............         47,750       1,387,734
  Wendy's International, Inc......................         40,600         976,938
                                                                   --------------
                                                                       13,152,147
                                                                   --------------
RETAIL -- 4.9%
  Albertson's, Inc................................         75,900       3,595,763
  American Stores Co..............................         84,000       1,727,250
  AutoZone, Inc. (a)..............................         48,000       1,392,000
  Charming Shoppes, Inc. (a)......................         23,300         109,219
  Circuit City Stores, Inc........................         30,100       1,070,431
  Costco Companies, Inc. (a)......................         66,366       2,961,583
  CVS Corp........................................         54,000       3,459,375
  Dayton-Hudson Corp..............................         68,242       4,606,335
  Dillards, Inc. (Class "A" Stock)................         35,450       1,249,613
  Federated Department Stores, Inc. (a)...........         64,900       2,794,756
  Great Atlantic & Pacific Tea Co., Inc...........         11,200         332,500
  Harcourt General, Inc...........................         21,906       1,199,354
  Home Depot, Inc.................................        228,123      13,430,742
  J.C. Penney Co., Inc............................         77,800       4,692,313
  Kmart Corp. (a).................................        150,300       1,737,844
  Kroger Co. (a)..................................         78,700       2,906,981
  Limited, Inc....................................         84,248       2,148,324
  Liz Claiborne, Inc..............................         21,600         903,150
  Longs Drug Stores, Inc..........................         11,700         375,863
  May Department Stores Co........................         72,000       3,793,500
  Mercantile Stores Co., Inc......................         11,200         681,800
  Newell Co.......................................         49,600       2,108,000
  Nike, Inc. (Class "B" Stock)....................         89,900       3,528,575
  Nordstrom, Inc..................................         24,100       1,455,038
  Pep Boys-Manny, Moe & Jack......................         19,300         460,788

DECEMBER 31, 1997

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Reebok International, Ltd. (a)..................         17,300  $      498,456
  Rite Aid Corp...................................         39,300       2,306,419
  Sears, Roebuck & Co.............................        121,900       5,515,975
  Sherwin-Williams Co.............................         53,600       1,487,400
  Supervalu, Inc..................................         20,000         837,500
  Tandy Corp......................................         32,330       1,246,726
  The Gap, Inc....................................        124,650       4,417,284
  TJX Companies, Inc..............................         50,000       1,718,750
  Toys 'R' Us, Inc. (a)...........................         89,550       2,815,228
  Wal-Mart Stores, Inc............................        701,900      27,681,181
  Walgreen Co.....................................        153,200       4,806,650
  Winn Dixie Stores, Inc..........................         45,900       2,005,256
  Woolworth Corp. (a).............................         42,400         863,900
                                                                   --------------
                                                                      118,921,822
                                                                   --------------
RUBBER -- 0.2%
  B.F. Goodrich Co................................         22,300         924,056
  Cooper Tire & Rubber Co.........................         24,600         599,625
  Goodyear Tire & Rubber Co.......................         49,300       3,136,713
                                                                   --------------
                                                                        4,660,394
                                                                   --------------
TELECOMMUNICATIONS -- 7.8%
  Airtouch Communications, Inc. (a)...............        157,200       6,533,625
  Alltel Corp.....................................         57,700       2,369,306
  Ameritech Corp..................................        170,400      13,717,200
  Andrew Corp. (a)................................         27,312         655,488
  AT&T Corp.......................................        505,273      30,947,971
  Bell Atlantic Corp..............................        241,895      22,012,445
  BellSouth Corp..................................        308,100      17,349,881
  DSC Communications Corp. (a)....................         36,100         866,400
  Frontier Corp...................................         51,100       1,229,594
  GTE Corp........................................        297,820      15,561,095
  Lucent Technologies, Inc........................        200,060      15,979,793
  MCI Communications Corp.........................        216,600       9,273,188
  NextLevel Systems, Inc. (a).....................         44,500         795,438
  Northern Telecom, Ltd...........................         81,600       7,262,400
  SBC Communications, Inc.........................        284,893      20,868,412
  Scientific-Atlanta, Inc.........................         24,800         415,400
  Sprint Corp.....................................        133,800       7,844,025
  Tellabs, Inc. (a)...............................         56,100       2,966,288
  US West Communications, Inc.....................        150,700       6,800,338
  WorldCom, Inc...................................        280,800       8,494,200
                                                                   --------------
                                                                      191,942,487
                                                                   --------------
TEXTILES -- 0.1%
  Fruit of the Loom, Inc. (Class "A" Stock) (a)...         24,700         632,938
  National Service Industries, Inc................         13,500         669,094
  Russell Corp....................................         11,500         305,469
  Springs Industries, Inc.........................          6,100         317,200
  V.F. Corp.......................................         38,836       1,784,029
                                                                   --------------
                                                                        3,708,730
                                                                   --------------
TOBACCO -- 1.5%
  Phillip Morris Co., Inc.........................        753,800      34,156,563
  UST, Inc........................................         56,800       2,098,050
                                                                   --------------
                                                                       36,254,613
                                                                   --------------
TOYS -- 0.2%
  Hasbro, Inc.....................................         39,500       1,244,250
  Mattel, Inc.....................................         91,281       3,400,217
                                                                   --------------
                                                                        4,644,467
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B31

DECEMBER 31, 1997

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
TRUCKING/SHIPPING -- 0.1%
  Caliber System, Inc.............................         11,900  $      579,381
  Federal Express Corp. (a).......................         35,900       2,192,144
  Ryder System, Inc...............................         25,300         828,575
                                                                   --------------
                                                                        3,600,100
                                                                   --------------
UTILITY - ELECTRIC -- 2.7%
  American Electric Power Co., Inc................         58,900       3,040,713
  Baltimore Gas & Electric Co.....................         46,350       1,578,797
  Carolina Power & Light Co.......................         46,200       1,960,613
  Central & South West Corp.......................         66,500       1,799,656
  CINergy Corp....................................         48,239       1,848,157
  Consolidated Edison Co. of NY, Inc..............         72,300       2,964,300
  Dominion Resources, Inc.........................         57,750       2,457,984
  DTE Energy Company..............................         44,800       1,554,000
  Duke Power Co...................................        112,231       6,214,792
  Edison International............................        123,100       3,346,781
  Entergy Corp....................................         75,000       2,245,313
  First Energy Corp. (a)..........................         70,800       2,053,200
  FPL Group, Inc..................................         56,600       3,350,013
  GPU, Inc........................................         37,900       1,596,538
  Houston Industries, Inc.........................         97,510       2,602,298
  Niagara Mohawk Power Corp. (a)..................         43,300         454,650
  Northern States Power Co........................         23,300       1,357,225
  P P & L Resources, Inc..........................         51,100       1,223,206
  Pacific Enterprises.............................         25,900         974,488
  Pacific Gas & Electric, Co......................        136,200       4,145,588
  PacifiCorp......................................         92,600       2,529,138
  PECO Energy Co..................................         68,000       1,649,000
  Public Service Enterprise Group, Inc............         71,100       2,252,981
  Southern Co.....................................        213,200       5,516,550
  Texas Utilities Co..............................         76,306       3,171,468
  Unicom Corp.....................................         66,900       2,057,175
  Union Electric Company..........................         31,000       1,340,750
                                                                   --------------
                                                                       65,285,374
                                                                   --------------
WASTE MANAGEMENT -- 0.2%
  Waste Management, Inc...........................        140,000       3,850,000
                                                                   --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $1,365,454,009)..........................................   2,350,401,793
                                                                   --------------

DECEMBER 31, 1997

                                                      PRINCIPAL
                                                       AMOUNT          VALUE
SHORT-TERM INVESTMENTS -- 4.2%                          (000)         (NOTE 2)
                                                    -------------  --------------
REPURCHASE AGREEMENT -- 4.0%
  Joint Repurchase Agreement Account,
    6.53%, 01/02/98 (Note 5)......................  $      98,176  $   98,176,000
                                                                   --------------
U. S. GOVERNMENT & AGENCY OBLIGATIONS -- 0.2%
  United States Treasury Bills,
    5.065%, 03/19/98 (b)..........................          4,000       3,957,229
    5.21%, 01/22/98 (b)...........................            400         398,842
                                                                   --------------
                                                                        4,356,071
                                                                   --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $102,532,071)............................................     102,532,071
                                                                   --------------
TOTAL INVESTMENTS -- 100.2%
  (cost $1,467,986,080; Note 6)..................................   2,452,933,864
                                                                   --------------
VARIATION MARGIN ON OPEN
  FUTURES CONTRACTS -- (0.0%)....................................         (19,150)
OTHER LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (0.2%).........................................      (4,723,488)
                                                                   --------------
TOTAL NET ASSETS -- 100.0%.......................................  $2,448,191,226
                                                                   --------------
                                                                   --------------

     The following abbreviations are used in portfolio descriptions:
     ADR     American Depository Receipt

(a)  Non-income producing security.

(b)  Security segregated as collateral for futures contracts.

(c)  Open futures contracts as of December 31, 1997 are as follows:

  NUMBER OF                     EXPIRATION      VALUE AT         VALUE AT
  CONTRACTS          TYPE          DATE        TRADE DATE    DECEMBER 31, 1997   APPRECIATION
Long Position:
     383         S&P 500 Index    Mar 98      $  93,240,475    $ 93,748,825       $ 508,350

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B32

                            EQUITY INCOME PORTFOLIO

DECEMBER 31, 1997

LONG-TERM INVESTMENTS -- 95.3%
                                                                       VALUE
COMMON STOCKS -- 90.9%                                 SHARES         (NOTE 2)
                                                    -------------  --------------
AEROSPACE -- 0.1%
  Raytheon Co. (Class "A" Stock)..................         28,696  $    1,415,096
  United Industrial Corp..........................         31,700         344,737
                                                                   --------------
                                                                        1,759,833
                                                                   --------------
AIRLINES -- 2.9%
  AMR Corp. (a)...................................        464,200      59,649,700
                                                                   --------------
AUTOS - CARS & TRUCKS -- 5.3%
  Chrysler Corp...................................      1,398,034      49,193,321
  Ford Motor Co...................................        630,000      30,673,125
  General Motors Corp.............................        450,000      27,281,250
                                                                   --------------
                                                                      107,147,696
                                                                   --------------
CHEMICALS -- 4.3%
  Dow Chemical Co.................................        667,600      67,761,400
  Millennium Chemicals, Inc.......................        824,998      19,439,015
                                                                   --------------
                                                                       87,200,415
                                                                   --------------
COMPUTERS -- 1.5%
  Digital Equipment Corp. (a).....................        673,100      24,904,700
  Intergraph Corp. (a)............................        607,700       6,077,000
                                                                   --------------
                                                                       30,981,700
                                                                   --------------
CONSUMER SERVICES
  Petroleum Heat and Power, Inc. (Class "A"
    Stock)........................................         47,300         109,381
                                                                   --------------
DIVERSIFIED CONSUMER PRODUCTS -- 4.4%
  Eastman Kodak Co................................        174,900      10,636,106
  Gibson Greetings Inc. (a).......................        724,000      15,837,500
  RJR Nabisco Holdings Corp.......................      1,698,880      63,708,000
                                                                   --------------
                                                                       90,181,606
                                                                   --------------
ELECTRICAL EQUIPMENT -- 1.3%
  Kuhlman Corp....................................        560,000      21,910,000
  Pacific Scientific Co...........................        185,700       4,456,800
                                                                   --------------
                                                                       26,366,800
                                                                   --------------
ELECTRONICS -- 0.9%
  Esterline Technologies Corp. (a)................        275,700       9,925,200
  Instron Corp....................................        154,800       2,921,850
  Newport Corp....................................        306,900       4,315,781
                                                                   --------------
                                                                       17,162,831
                                                                   --------------
FINANCIAL SERVICES -- 10.8%
  A.G. Edwards, Inc...............................        316,500      12,580,875
  Bear Stearns Companies, Inc.....................        928,251      44,091,922
  Lehman Brothers Holdings, Inc...................      1,760,900      89,805,900
  PaineWebber Group, Inc..........................      1,269,300      43,870,181
  Travelers Group, Inc............................        539,200      29,049,400
                                                                   --------------
                                                                      219,398,278
                                                                   --------------
FOREST PRODUCTS -- 1.8%
  Fletcher Challenge Ltd., ADR, (Canada)..........         62,400         522,600
  Louisiana-Pacific Corp..........................        771,500      14,658,500
  Potlatch Corp...................................        125,300       5,387,900
  Rayonier, Inc...................................        396,700      16,884,544
                                                                   --------------
                                                                       37,453,544
                                                                   --------------
GAS DISTRIBUTION -- 1.6%
  British Gas PLC, ADR, (United Kingdom)..........      1,077,525      24,446,348
  TransCanada Pipelines, Ltd......................        389,600       8,717,300
                                                                   --------------
                                                                       33,163,648
                                                                   --------------
GAS PIPELINES -- 0.5%
  Sonat, Inc......................................        206,300       9,438,225
                                                                   --------------

DECEMBER 31, 1997

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
HOUSING RELATED -- 3.2%
  Hanson, PLC, ADR, (United Kingdom)..............      1,574,150  $   36,303,834
  Kaufman & Broad Home Corp.......................        462,700      10,381,831
  Ryland Group, Inc...............................        750,000      17,718,750
                                                                   --------------
                                                                       64,404,415
                                                                   --------------
INSURANCE -- 3.3%
  Marsh & McLennan Companies, Inc.................        537,600      40,084,800
  Ohio Casualty Corp..............................        379,900      16,953,037
  Selective Insurance Group, Inc..................        397,600      10,735,200
                                                                   --------------
                                                                       67,773,037
                                                                   --------------
MEDIA -- 2.4%
  CBS Corp........................................      1,488,945      43,830,818
  Dun & Bradstreet Corp...........................        195,600       6,051,375
                                                                   --------------
                                                                       49,882,193
                                                                   --------------
METALS-FERROUS -- 2.3%
  USX-U.S. Steel Group............................      1,509,400      47,168,750
                                                                   --------------
METALS-NON FERROUS -- 3.2%
  Aluminum Company of America.....................        525,000      36,946,875
  Kaiser Aluminum Corp. (a).......................        266,572       2,349,166
  Reynolds Metals Co..............................        431,586      25,895,160
                                                                   --------------
                                                                       65,191,201
                                                                   --------------
MISCELLANEOUS - INDUSTRIAL -- 2.2%
  Energy Group, PLC, (United Kingdom).............        253,750      11,323,594
  Nova Corp.......................................      2,449,400      23,422,387
  Tenneco, Inc....................................        227,700       8,994,150
                                                                   --------------
                                                                       43,740,131
                                                                   --------------
OIL & GAS -- 6.0%
  Crestar Energy, Inc., ADR, (Canada) (a).........        200,000       3,078,969
  Elf Aquitaine SA, ADR, (France).................        680,000      39,865,000
  Occidental Petroleum Corp.......................      1,000,000      29,312,500
  Pioneer Natural Resources Co....................      1,416,487      40,989,593
  USX-Marathon Group..............................        230,600       7,782,750
                                                                   --------------
                                                                      121,028,812
                                                                   --------------
OIL & GAS SERVICES -- 4.1%
  McDermott International, Inc....................      1,861,300      68,170,113
  Quaker State Corp...............................      1,000,000      14,250,000
                                                                   --------------
                                                                       82,420,113
                                                                   --------------
PRECIOUS METALS -- 0.3%
  Ashanti Goldfields Co., Ltd.....................        500,000       3,750,000
  Coeur D'Alene Mines Corp........................        194,678       1,752,102
  Echo Bay Mines, Ltd.............................        298,499         727,591
                                                                   --------------
                                                                        6,229,693
                                                                   --------------
REAL ESTATE DEVELOPMENT -- 17.6%
  Alexander Haagen Properties, Inc................        420,000       7,323,750
  Amli Residential Properties Trust...............        208,300       4,634,675
  Bradley Real Estate, Inc........................        204,200       4,288,200
  CCA Prison Realty Trust.........................        787,100      35,124,338
  Crescent Operating, Inc. (a)....................        152,150       3,727,675
  Crescent Real Estate Equities, Inc..............      1,591,500      62,665,313
  Crown American Realty Trust.....................      1,127,800      10,502,638
  Equity Inns, Inc................................        200,000       2,950,000
  Equity Office Properties Trust..................        544,378      17,181,954
  Equity Residential Properties Trust.............      1,572,700      79,519,644
  Gables Residential Trust........................        435,800      12,038,975
  Glimcher Realty Trust...........................        515,400      11,628,713
  Irvine Apartment Communities, Inc...............        392,000      12,470,500
  JDN Realty Corp.................................        235,500       7,624,313
  JP Realty, Inc..................................         84,000       2,178,750

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B33

DECEMBER 31, 1997

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Kimco Realty Corp...............................         56,250  $    1,982,813
  Malan Realty Investors, Inc.....................        140,000       2,537,500
  Manufactured Home Communities, Inc..............        632,000      17,064,000
  Pennsylvania Real Estate
    Investment Trust..............................         50,100       1,230,581
  Security Capital Pacific Trust..................        587,034      14,235,575
  Simon Debartolo Group, Inc......................        214,300       7,004,931
  Sunstone Hotel Investors, Inc...................        240,000       4,140,000
  TriNet Corporate Realty Trust, Inc..............        166,700       6,449,206
  Vornado Realty Trust............................        400,000      18,775,000
  Walden Residential Properties, Inc..............        355,000       9,052,500
                                                                   --------------
                                                                      356,331,544
                                                                   --------------
RETAIL -- 5.1%
  Blair Corporation...............................         80,400       1,386,900
  Heilig-Meyers, Co...............................        589,900       7,078,800
  J.C. Penney Co., Inc............................        769,800      46,428,563
  Tandy Corp......................................        280,000      10,797,500
  The Limited, Inc................................      1,504,600      38,367,300
                                                                   --------------
                                                                      104,059,063
                                                                   --------------
TELECOMMUNICATIONS -- 1.3%
  Telefonos de Mexico SA (Class "L" Stock), ADR
    (Mexico)......................................        460,500      25,816,781
                                                                   --------------
TEXTILES -- 0.8%
  Garan, Inc......................................          2,900          74,675
  Kellwood Co.....................................        518,900      15,567,000
  Oxford Industries, Inc..........................         34,500       1,121,250
                                                                   --------------
                                                                       16,762,925
                                                                   --------------
TOBACCO -- 0.6%
  BAT Industries, PLC, ADR, (United Kingdom)......        606,500      11,371,875
                                                                   --------------
TRUCKING/SHIPPING -- 0.6%
  Alexander & Baldwin, Inc........................        287,750       7,859,172
  Yellow Corp.....................................        157,800       3,964,725
                                                                   --------------
                                                                       11,823,897
                                                                   --------------
UTILITY - ELECTRIC -- 0.4%
  Central Louisiana Electric Co...................          6,100         197,488
  First Energy Corp. (a)..........................         24,465         709,485
  Pacific Gas & Electric, Co......................        240,000       7,305,000
                                                                   --------------
                                                                        8,211,973
                                                                   --------------
WASTE MANAGEMENT -- 2.1%
  Waste Management, Inc...........................      1,546,900      42,539,750
                                                                   --------------
TOTAL COMMON STOCKS
  (cost $1,337,420,791)..........................................   1,844,769,810
                                                                   --------------

PREFERRED STOCKS -- 3.5%
INTEGRATED PRODUCERS -- 0.1%
  Unocal Corp. (Conv.) Series 6.25%...............         34,372       1,944,166
                                                                   --------------
METALS-FERROUS -- 1.0%
  Bethlehem Steel Corp. (Cum. Conv.)..............        264,000      10,692,000
  Rouge Steel.....................................        262,500       3,346,875
  USX Capital Trust 6/7 (Cum. Conv.)..............        114,600       5,271,600
                                                                   --------------
                                                                       19,310,475
                                                                   --------------
METALS-NON FERROUS -- 0.1%
  Hecla Mining Co. (Cum. Conv.), Series B.........         60,000       2,805,000
                                                                   --------------
OIL SERVICES -- 0.2%
  McDermott International, Inc. (Cum. Conv.),
    Series C......................................         88,000       4,829,000
                                                                   --------------

DECEMBER 31, 1997

                                                                       VALUE
PREFERRED STOCKS (CONTINUED)                           SHARES         (NOTE 2)
                                                    -------------  --------------
REAL ESTATE DEVELOPMENT -- 0.1%
  Security Capital Pacific Trust (Cum. Conv.),
    Series A......................................         54,500  $    1,784,875
                                                                   --------------
RETAIL -- 2.0%
  Kmart Corp. (Cum. Conv.)........................        763,600      39,420,850
                                                                   --------------
TOTAL PREFERRED STOCKS
  (cost $78,873,899).............................................      70,094,366
                                                                   --------------

WARRANTS                                                UNITS
                                                    -------------
CONSTRUCTION
  Morrison Knudsen Corp., 03/11/03................          5,689          16,356
                                                                   --------------
REAL ESTATE DEVELOPMENT
  Security Capital Pacific Trust,
    09/18/98......................................         31,610         165,952
                                                                   --------------
TOTAL WARRANTS
  (cost $248,929)................................................         182,308
                                                                   --------------
                                                      PRINCIPAL
                                                       AMOUNT
CONVERTIBLE BONDS -- 0.9%                               (000)
                                                    -------------
EXPLORATION & PRODUCTION -- 0.1%
  Oryx Energy Co.,
    7.50%, 05/15/14...............................  $       1,760       1,777,600
                                                                   --------------
OIL & GAS SERVICES -- 0.2%
  Baker Hughes, Inc., Zero Coupon, 05/05/08.......          5,940       4,989,600
                                                                   --------------
REAL ESTATE DEVELOPMENT -- 0.2%
  Alexander Haagen Properties, Inc., Series A
    7.50%, 01/15/01...............................          1,600       1,585,000
  Malan Realty Investors, Inc. 9.50%, 07/15/04....          3,000       3,180,000
                                                                   --------------
                                                                        4,765,000
                                                                   --------------
RETAIL -- 0.4%
  Charming Shoppes, Inc.,
    7.50%, 07/15/06...............................          8,000       7,540,000
                                                                   --------------
TOTAL CONVERTIBLE BONDS
  (cost $18,078,853).............................................      19,072,200
                                                                   --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $1,434,622,472)..........................................   1,934,118,684
                                                                   --------------

SHORT-TERM INVESTMENT -- 4.8%
REPURCHASE AGREEMENT
  Joint Repurchase Agreement Account, 6.53%,
    01/02/98
    (cost $98,435,000; Note 5)....................         98,435      98,435,000
                                                                   --------------
TOTAL INVESTMENTS -- 100.1%
  (cost $1,533,057,472; Note 6)..................................   2,032,553,684
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (0.1%).........................................      (2,797,795)
                                                                   --------------
NET ASSETS -- 100.0%.............................................  $2,029,755,889
                                                                   --------------
                                                                   --------------

    The following abbreviations are used in portfolio descriptions:
    ADR     American Depository Receipt

(a)  Non-income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B34

                                EQUITY PORTFOLIO

DECEMBER 31, 1997

LONG-TERM INVESTMENTS -- 83.3%
                                                                                 VALUE
COMMON STOCKS                                                    SHARES         (NOTE 2)
                                                              -------------  --------------
AEROSPACE -- 0.0%
  Raytheon Co.....................................                   44,639  $    2,201,261
                                                                             --------------
AUTOS - CARS & TRUCKS -- 4.3%
  Chrysler Corp...................................                2,627,820      92,466,416
  General Motors Corp.............................                  700,000      42,437,500
  LucasVarity PLC (United Kingdom)................               19,000,000      67,472,027
  Navistar International Corp. (a)................                  395,200       9,805,900
  PACCAR, Inc.....................................                  279,400      14,668,500
  TRW, Inc........................................                  634,600      33,871,775
                                                                             --------------
                                                                                260,722,118
                                                                             --------------
BANKS AND SAVINGS & LOANS -- 6.2%
  Bank of New York Co., Inc.......................                1,200,000      69,375,000
  BankAmerica Corp................................                  750,000      54,750,000
  Chase Manhattan Corp............................                  475,600      52,078,200
  First America Bank Corp.........................                  280,500      21,633,562
  Mellon Bank Corp................................                  270,100      16,374,812
  Mercantile Bankshares Corp......................                  419,400      16,409,025
  Morgan (J.P.) & Co., Inc........................                  395,400      44,630,775
  NationsBank Corp................................                  800,000      48,650,000
  Republic New York Corp..........................                  225,000      25,692,187
  Washington Mutual, Inc..........................                  429,060      27,379,391
                                                                             --------------
                                                                                376,972,952
                                                                             --------------
CHEMICALS -- 3.3%
  BOC Group, PLC ADR (United Kingdom).............                  800,000      26,350,000
  Dow Chemical Co.................................                  556,300      56,464,450
  Eastman Chemical Co.............................                  941,550      56,081,072
  Potash Corp. of Saskatchewan, Inc...............                  380,000      31,540,000
  Wellman, Inc....................................                  798,200      15,564,900
  Witco Corp......................................                  268,800      10,970,400
                                                                             --------------
                                                                                196,970,822
                                                                             --------------
COMPUTERS -- 3.3%
  Digital Equipment Corp. (a).....................                3,050,000     112,850,000
  International Business Machines Corp............                  600,000      62,737,500
  NCR Corp........................................                  100,000       2,781,250
  Seagate Technology, Inc. (a)....................                  950,000      18,287,500
                                                                             --------------
                                                                                196,656,250
                                                                             --------------
CONSTRUCTION & HOUSING -- 1.3%
  American Standard Co., Inc. (a).................                1,050,000      40,228,125
  Centex Corp.....................................                  600,000      37,762,500
                                                                             --------------
                                                                                 77,990,625
                                                                             --------------
DIVERSIFIED CONSUMER PRODUCTS -- 5.3%
  Gibson Greeting Inc. (a)........................                  750,000      16,406,250
  Loews Corp......................................                1,775,000     188,371,875
  RJR Nabisco Holdings Corp.......................                3,100,000     116,250,000
                                                                             --------------
                                                                                321,028,125
                                                                             --------------
ELECTRONICS -- 0.6%
  Harris Corp.....................................                  600,000      27,525,000
  Gerber Scientific, Inc..........................                  419,800       8,343,525
                                                                             --------------
                                                                                 35,868,525
                                                                             --------------
FINANCIAL SERVICES -- 7.7%
  American Express Co.............................                  700,000      62,475,000
  Lehman Brothers Holdings, Inc...................                  900,000      45,900,000
  Morgan Stanley, Dean Witter, Discover & Co......                3,200,000     189,200,000
  Travelers Group, Inc............................                3,061,500     164,938,312
                                                                             --------------
                                                                                462,513,312
                                                                             --------------
FOOD & BEVERAGES -- 0.5%
  Diageo PLC (United Kingdom).....................                3,000,000      27,599,940
                                                                             --------------

DECEMBER 31, 1997

                                                                                 VALUE
COMMON STOCKS (CONTINUED)                                        SHARES         (NOTE 2)
                                                              -------------  --------------
FOREST PRODUCTS -- 7.9%
  Fort James Corp.................................                  560,000  $   21,420,000
  Georgia-Pacific Corp............................                1,158,000      70,348,500
  Georgia-Pacific Corp. (a).......................                1,158,000      26,272,125
  International Paper Co..........................                1,638,000      70,638,750
  Mead Corp.......................................                1,800,000      50,400,000
  Rayonier Inc....................................                  830,400      35,343,900
  Temple-Inland Inc...............................                  892,500      46,688,906
  Weyerhaeuser Co.................................                1,522,500      74,697,656
  Willamette Industries, Inc......................                2,500,000      80,468,750
                                                                             --------------
                                                                                476,278,587
                                                                             --------------
HOSPITALS/ HOSPITAL MANAGEMENT -- 5.0%
  Columbia/HCA Healthcare Corp....................                2,383,500      70,611,187
  Foundation Health Corp. (a).....................                2,044,210      45,739,199
  PacifiCare Health Systems, Inc. (a).............                  291,500      15,267,312
  Tenet Healthcare Corp. (a)......................                3,237,832     107,253,185
  Wellpoint Health Networks Inc...................                1,508,300      63,725,675
                                                                             --------------
                                                                                302,596,558
                                                                             --------------
INSURANCE -- 10.9%
  American Financial Group, Inc...................                  552,700      22,280,719
  American General Corp...........................                1,000,000      54,062,500
  Chubb Corp......................................                2,206,400     166,859,000
  Citizens Corp...................................                  700,000      20,125,000
  Equitable Companies, Inc........................                1,800,000      89,550,000
  Old Republic International Corp.................                1,950,885      72,548,536
  SAFECO Corp.....................................                2,327,000     113,441,250
  St. Paul Companies, Inc.........................                  826,900      67,857,481
  Western National Corp...........................                1,624,300      48,119,888
                                                                             --------------
                                                                                654,844,374
                                                                             --------------
METALS-FERROUS -- 0.6%
  Bethlehem Steel Corp. (a).......................                  500,000       4,312,500
  Birmingham Steel Corp...........................                1,527,400      24,056,550
  Carpenter Technology Corp.......................                  100,000       4,806,250
                                                                             --------------
                                                                                 33,175,300
                                                                             --------------
METALS-NON FERROUS -- 1.1%
  Aluminum Company of America.....................                  600,000      42,225,000
  Cyprus Amax Minerals Co.........................                1,533,200      23,572,950
  Nord Resources Corp. (a)........................                  130,500         236,531
                                                                             --------------
                                                                                 66,034,481
                                                                             --------------
MISCELLANEOUS - CONSUMER GROWTH/STABLE -- 0.5%
  Eastman Kodak Co................................                  475,000      28,885,938
                                                                             --------------
OIL & GAS -- 2.4%
  Amerada Hess Corp...............................                  325,000      17,834,375
  Atlantic Richfield Co...........................                1,081,700      86,671,213
  Total SA, ADR (France)..........................                  738,365      40,979,258
                                                                             --------------
                                                                                145,484,846
                                                                             --------------
OIL & GAS EXPLORATION/PRODUCTION -- 3.7%
  Elf Aquitaine SA, ADR (France)..................                2,424,433     142,132,385
  Occidental Petroleum Corp.......................                1,100,000      32,243,750
  Oryx Energy Co. (a).............................                1,600,000      40,800,000
  Union Texas Petroleum Holdings, Inc.............                  504,500      10,499,906
                                                                             --------------
                                                                                225,676,041
                                                                             --------------
PRECIOUS METALS -- 0.4%
  AMAX Gold Inc. (a)..............................                  131,342         303,728
  Newmont Mining Corp.............................                  883,900      25,964,563
                                                                             --------------
                                                                                 26,268,291
                                                                             --------------
RESTAURANTS -- 1.6%
  Darden Restaurants, Inc.........................                7,922,700      99,033,750
                                                                             --------------
RETAIL -- 8.0%
  BJ'S Wholesale Club, Inc. (a)...................                1,300,000      40,787,500
  Dayton-Hudson Corp..............................                  358,800      24,219,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B35

DECEMBER 31, 1997

                                                                                 VALUE
COMMON STOCKS (CONTINUED)                                        SHARES         (NOTE 2)
                                                              -------------  --------------
  Dillard's, Inc..................................                3,300,000  $  116,325,000
  Homebase, Inc. (a)..............................                1,300,000      10,237,500
  Kmart Corp. (a).................................                6,500,000      75,156,250
  Nine West Group, Inc. (a).......................                  715,800      18,566,063
  Petrie Stores Corp. (a).........................                  540,000       1,651,050
  Sears, Roebuck and Co...........................                  690,000      31,222,500
  Tandy Corp......................................                2,765,800     106,656,163
  Toys 'R' Us, Inc. (a)...........................                1,800,000      56,587,500
                                                                             --------------
                                                                                481,408,526
                                                                             --------------
TELECOMMUNICATIONS -- 5.4%
  360 Communication Co. (a).......................                1,696,066      34,239,332
  AT&T Corp.......................................                1,950,000     119,437,500
  Loral Corp......................................                1,800,000      38,587,500
  Portugal Telecom SA, ADR (Portugal).............                1,262,500      59,337,500
  Telefonica de Espana, SA, ADR (Spain)...........                  800,000      72,850,000
                                                                             --------------
                                                                                324,451,832
                                                                             --------------
TEXTILES -- 0.0%
  Worldtex, Inc. (a)..............................                  107,199         850,892
                                                                             --------------
TRANSPORTATION -- 0.4%
  OMI Corp. (a)...................................                1,000,000       9,187,500
  Overseas Shipholding Group, Inc.................                  600,000      13,087,500
                                                                             --------------
                                                                                 22,275,000
                                                                             --------------
UTILITY - ELECTRIC -- 2.3%
  American Electric Power, Inc....................                  180,000       9,292,500
  GPU, Inc........................................                  500,000      21,062,500
  Houston Industries, Inc.........................                  974,519      26,007,476
  Long Island Lighting Co.........................                1,541,400      46,434,675
  Unicom Corp.....................................                1,112,900      34,221,675
                                                                             --------------
                                                                                137,018,826
                                                                             --------------
UTILITY - WATER -- 0.1%
  American Water Works Co., Inc...................                  270,000       7,374,375
                                                                             --------------
WASTE MANAGEMENT -- 0.5%
  Waste Management, Inc...........................                1,100,000      30,250,000
                                                                             --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $3,193,641,271)....................................................   5,020,431,547
                                                                             --------------

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT
SHORT-TERM INVESTMENTS -- 16.7%                        RATING       (000)
                                                    ------------  ---------
CERTIFICATES OF DEPOSIT-YANKEE -- 2.3%
  Bank of Montreal, (Canada),
    5.90%, 01/16/98...............................       P1       $  27,000      27,000,000
  Barclays Bank PLC, (United Kingdom)
    5.64%, 01/20/98...............................       P1          21,000      20,997,178
  Bayerische LandesBank, (Federal Republic of
    Germany)
    5.69%, 01/28/98...............................       P1          20,000      19,997,165
  Bayerische VereinBank, (Federal Republic of
    Germany)
    5.69%, 01/23/98...............................       P1          13,000      12,998,349
  Canadian Imperial Bank, (Canada)
    5.80%, 02/13/98...............................       P1          59,000      59,000,000
                                                                             --------------
                                                                                139,992,692
                                                                             --------------

DECEMBER 31, 1997

                                                                  PRINCIPAL
                                                      MOODY'S      AMOUNT        VALUE
SHORT-TERM INVESTMENTS (CONT'D)                        RATING       (000)       (NOTE 2)
                                                    ------------  ---------  --------------
COMMERCIAL PAPER -- 4.6%
  Associates Corp. of North America,
    5.70%, 01/15/98...............................       P1       $  17,000  $   16,965,008
    5.70%, 01/16/98...............................       P1          24,000      23,946,800
  Associates First Capital Corp.,
    5.75%, 01/30/98...............................       P1          19,000      18,915,028
  Bell Atlantic Financial,
    5.80%, 01/14/98...............................       P1           9,000       8,982,600
  Beneficial Corp.,
    5.74%, 02/12/98...............................       P1          59,000      58,614,304
  General Electric Capital Corp.,
    5.71%, 01/23/98...............................       P1          27,000      26,910,067
    5.80%, 01/14/98...............................       P1          34,000      33,934,267
  Morgan (J.P.) & Co., Inc.,
    5.77%, 02/10/98...............................       P1           8,030       7,979,806
  Norwest Financial, Inc.,
    5.70%, 01/16/98...............................       P1          48,384      48,276,749
  Smith Barney, Inc.,
    5.82%, 01/15/98...............................       P1          10,000       9,978,983
  Xerox Corp.,
    5.75%, 02/10/98...............................       P1          20,000      19,875,417
                                                                             --------------
                                                                                274,379,029
                                                                             --------------
REPURCHASE AGREEMENT -- 8.1%
  Joint Repurchase Agreement Account,
    6.53%, 01/02/98
      (Note 5)....................................                  490,528     490,528,000
                                                                             --------------
U. S. GOVERNMENT & AGENCY OBLIGATIONS -- 1.7%
  Federal Home Loan Mortgage Corp.,
    5.61%, 03/10/98...............................                    7,000       6,929,020
  Federal National Mortgage Association,
    5.40%, 02/05/98...............................                   10,000       9,946,200
    5.63%, 08/14/98...............................                    8,000       7,991,760
    5.71%, 09/09/98...............................                   15,000      14,983,650
    5.89%, 05/21/98...............................                   12,200      12,209,516
  United States Treasury Notes,
    5.125%, 02/28/98..............................                   20,000      19,984,400
    5.875%, 04/30/98..............................                   10,000      10,012,500
    6.125%, 08/31/98..............................                   18,000      18,056,160
                                                                             --------------
                                                                                100,113,206
                                                                             --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $1,004,995,132)....................................................   1,005,012,927
                                                                             --------------
TOTAL INVESTMENTS -- 100.0%
  (cost $4,198,636,403; Note 6)............................................   6,025,444,474
                                                                             --------------
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (0.0%)...................................................      (1,464,443)
                                                                             --------------
TOTAL NET ASSETS -- 100.0%.................................................  $6,023,980,031
                                                                             --------------
                                                                             --------------

    The following abbreviations are used in portfolio descriptions:
    ADR     American Depository Receipt.
    PLC     Public Limited Company (British Corporation).
    SA      Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French
            Corporation).

(a)  Non-Income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B36

                         PRUDENTIAL JENNISON PORTFOLIO

DECEMBER 31, 1997

LONG-TERM INVESTMENTS -- 96.6%
                                                                       VALUE
COMMON STOCKS                                          SHARES         (NOTE 2)
                                                    -------------  --------------
AEROSPACE -- 2.6%
  Boeing Co.......................................        147,700  $    7,228,069
  Gartner Group Inc. (a)..........................        153,400       5,714,150
                                                                   --------------
                                                                       12,942,219
                                                                   --------------
BANKS AND SAVINGS & LOANS -- 4.5%
  Chase Manhattan Corp............................        106,400      11,650,800
  Citicorp........................................         42,600       5,386,237
  Fleet Financial Group, Inc......................         73,200       5,485,425
                                                                   --------------
                                                                       22,522,462
                                                                   --------------
BUSINESS SERVICES -- 3.6%
  Manpower, Inc...................................         67,400       2,375,850
  Mastering Inc. (a)..............................         84,600         771,975
  Omnicom Group, Inc..............................        196,600       8,330,925
  Reuters Holdings PLC, (United Kingdom), ADR.....         95,500       6,326,875
                                                                   --------------
                                                                       17,805,625
                                                                   --------------
CHEMICALS -- 2.0%
  Monsanto Co.....................................        233,000       9,786,000
                                                                   --------------
COMMERCIAL SERVICES -- 1.8%
  Cendant Corp. (a)...............................        258,100       8,872,187
                                                                   --------------
COMPUTER SERVICES -- 3.1%
  Microsoft Corp..................................         68,900       8,905,325
  SAP AG, (Germany), ADR..........................         58,100       6,256,644
                                                                   --------------
                                                                       15,161,969
                                                                   --------------
COMPUTER SYSTEMS -- 1.6%
  Diebold, Inc....................................        158,500       8,024,062
                                                                   --------------
COMPUTERS -- 10.0%
  3Com Corp. (a)..................................        112,000       3,913,000
  Cisco Systems, Inc. (a).........................        179,350       9,998,762
  Compaq Computer Corp............................        198,650      11,211,309
  Dell Computer Corp. (a).........................         93,200       7,828,800
  Hewlett-Packard Co..............................        171,500      10,718,750
  International Business Machines Corp............         55,600       5,813,675
                                                                   --------------
                                                                       49,484,296
                                                                   --------------
DIVERSIFIED OPERATIONS -- 2.4%
  General Electric Co.............................        165,700      12,158,237
                                                                   --------------
DRUGS AND MEDICAL SUPPLIES -- 10.7%
  Boston Scientific Corp. (a).....................         80,000       3,670,000
  Bristol-Myers Squibb Co.........................         90,600       8,573,025
  Eli Lilly & Co..................................        104,400       7,268,850
  Pfizer, Inc.....................................        242,600      18,088,863
  Smithkline Beecham, PLC, ADR (United Kingdom)...        186,700       9,603,381
  Warner-Lambert Co...............................         46,700       5,790,800
                                                                   --------------
                                                                       52,994,919
                                                                   --------------
ELECTRONICS -- 9.1%
  Applied Materials, Inc. (United States) (a).....        190,800       5,747,850
  Intel Corp. (United States).....................         96,600       6,786,150
  International Rectifier Corp. (a)...............        181,300       2,141,606
  KLA-Tencor Corp. (a)............................        132,000       5,098,500
  Motorola, Inc. (United States)..................        129,400       7,383,888
  Symbol Technologies, Inc. (a)...................        186,950       7,057,363

DECEMBER 31, 1997

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Texas Instruments, Inc. (United States).........        164,800  $    7,416,000
  Xilinx Inc. (a).................................        106,400       3,730,650
                                                                   --------------
                                                                       45,362,007
                                                                   --------------
FINANCIAL SERVICES -- 6.8%
  MBNA Corp.......................................        276,225       7,544,395
  Morgan Stanley, Dean Witter, Discover & Co.,....        170,520      10,081,995
  Schwab (Charles) Corp. (a)......................        156,300       6,554,831
  Washington Mutual, Inc..........................        151,300       9,654,831
                                                                   --------------
                                                                       33,836,052
                                                                   --------------
HOSPITAL MANAGEMENT -- 1.2%
  PhyCor, Inc. (a)................................        220,000       5,940,000
                                                                   --------------
HOSPITALS/ HOSPITAL MANAGEMENT -- 1.4%
  Healthsouth Corp. (a)...........................        245,200       6,804,300
                                                                   --------------
HOUSEHOLD PRODUCTS & PERSONAL CARE -- 1.5%
  Gillette Co.....................................         72,300       7,261,631
                                                                   --------------
INSURANCE -- 6.4%
  MGIC Investment Corp............................        106,200       7,062,300
  Mutual Risk Management, Ltd.....................        255,332       7,644,002
  Provident Companies, Inc........................        192,400       7,431,450
  UNUM Corp.......................................        173,900       9,455,813
                                                                   --------------
                                                                       31,593,565
                                                                   --------------
LEISURE -- 5.4%
  Hilton Hotels Corp..............................        287,400       8,550,150
  Promus Hotel Corp. (a)..........................        156,000       6,552,000
  Walt Disney Co..................................        116,800      11,570,500
                                                                   --------------
                                                                       26,672,650
                                                                   --------------
MACHINERY -- 1.4%
  Case Corp.......................................        119,100       7,198,106
                                                                   --------------
MEDIA -- 1.5%
  Clear Channel Communications, Inc. (a)..........         93,700       7,443,294
                                                                   --------------
OIL & GAS SERVICES -- 1.8%
  Schlumberger Ltd................................        108,400       8,726,200
                                                                   --------------
RETAIL -- 8.3%
  AutoZone, Inc. (a)..............................        181,200       5,254,800
  Dollar General Corporation......................        183,775       6,661,844
  Home Depot, Inc.................................        130,200       7,665,525
  Kohl's Corp. (a)................................         93,200       6,349,250
  Sears, Roebuck & Co.............................        168,600       7,629,150
  The Gap, Inc....................................        210,000       7,441,875
                                                                   --------------
                                                                       41,002,444
                                                                   --------------
SOFTWARE -- 1.1%
  Intuit, Inc. (a)................................        138,200       5,700,750
                                                                   --------------
TELECOMMUNICATIONS -- 6.5%
  Airtouch Communications, Inc. (a)...............        182,200       7,572,688
  Ciena Corp. (a).................................         77,800       4,755,525
  Nokia AB Corp., (Japan), ADR....................         79,500       5,565,000
  Tellabs, Inc. (a)...............................        136,400       7,212,150
  Vodafone Group, (United Kingdom) ADR, PLC.......         95,100       6,894,750
                                                                   --------------
                                                                       32,000,113
                                                                   --------------
TRUCKING/SHIPPING -- 1.9%
  Federal Express Corp. (a).......................        157,800       9,635,663
                                                                   --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $399,036,254)............................................     478,928,751
                                                                   --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B37

DECEMBER 31, 1997

                                                      PRINCIPAL
                                                       AMOUNT          VALUE
SHORT-TERM INVESTMENT -- 5.6%                           (000)         (NOTE 2)
                                                    -------------  --------------
REPURCHASE AGREEMENT --
  Joint Repurchase Agreement Account,
    6.53%, 01/02/98 (cost $27,931,000; Note 5)....  $      27,931  $   27,931,000
                                                                   --------------
                                                                       27,931,000
                                                                   --------------
TOTAL INVESTMENTS -- 102.2%
  (cost $426,967,254; Note 6)....................................     506,859,751
LIABILITIES IN EXCESS OF OTHER ASSETS -- (2.2%)..................     (10,922,632)
                                                                   --------------
TOTAL NET ASSETS -- 100.0%.......................................  $  495,937,119
                                                                   --------------
                                                                   --------------

    The following abbreviations are used in portfolio descriptions:
    ADR     American Depository Receipt
    PLC     Public Limited Company (British Corporation)

(a)  Non-income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B38

                                GLOBAL PORTFOLIO

DECEMBER 31, 1997

LONG-TERM INVESTMENTS -- 93.1%
                                                                       VALUE
COMMON STOCKS -- 92.1%                                 SHARES         (NOTE 2)
                                                    -------------  --------------
AUSTRALIA -- 2.6%
  Brambles Industries, Ltd. (Diversified
    Operations)...................................        615,200  $   12,204,445
  FXF Trust (Media) (a)...........................        224,600          38,045
  Publishing and Broadcasting, Ltd. (Media).......        224,600       1,011,704
  Woolworths, Ltd. (Retail).......................      1,056,356       3,530,548
                                                                   --------------
                                                                       16,784,742
                                                                   --------------
FEDERAL REPUBLIC OF GERMANY -- 4.0%
  Linde, AG (Machinery)...........................         12,040       7,350,730
  SAP, AG (Computer Services).....................         39,100      11,881,426
  Volkswagen, AG (Autos - Cars & Trucks)..........         11,700       6,583,669
                                                                   --------------
                                                                       25,815,825
                                                                   --------------
FINLAND -- 2.0%
  Nokia Corp. (Class "A" Stock)
    (Telecommunications)..........................        177,300      12,587,555
                                                                   --------------
FRANCE -- 5.1%
  Carrefour Supermarche, SA (Retail)..............         10,300       5,375,551
  France Telecom, SA (Telecommunications) (a).....         50,000       1,814,178
  Legrand, SA (Electrical Equipment)..............         42,500       8,469,625
  Total, SA (Class "B" Stock) (Petroleum).........         69,400       7,555,389
  Valeo, SA (Autos - Cars & Trucks)...............        144,685       9,816,408
                                                                   --------------
                                                                       33,031,151
                                                                   --------------
HONG KONG -- 2.0%
  Hutchison Whampoa, Ltd. (Diversified
    Operations)...................................      1,349,000       8,444,308
  New World Development Co., Ltd. (Real Estate
    Development)..................................      1,179,000       4,078,110
                                                                   --------------
                                                                       12,522,418
                                                                   --------------
IRELAND -- 2.7%
  Bank Of Ireland (Banks and Savings & Loans).....      1,105,100      17,066,660
                                                                   --------------
ITALY -- 4.7%
  Credito Italiano (Financial Services) (a).......      3,307,500      10,200,510
  Telecom Italia Mobile SpA
    (Telecommunications)..........................      4,263,000      19,678,808
                                                                   --------------
                                                                       29,879,318
                                                                   --------------
JAPAN -- 5.2%
  Aoyama Trading Co., Ltd. (Retail)...............        214,000       3,823,333
  Daibiru Corp. (Real Estate Development).........      1,070,000       7,835,372
  Daito Trust Construction Co. (Construction).....        541,000       3,306,192
  NAMCO, Ltd. (Leisure)...........................         70,500       2,048,806
  Nomura Securities Co., Ltd (Financial
    Services).....................................        709,000       9,459,495
  Okumura Corp. (Construction)....................      1,275,000       3,030,710
  Senshukai Co., Ltd. (Retail)....................        163,000         612,430
  Shiseido Co., Ltd. (Cosmetics & Soaps)..........        116,000       1,583,253
  Xebio Co., Ltd. (Retail)........................        146,900       1,171,460
  Yamamura Glass Co., Ltd. (Household Products)...         95,000         105,624
                                                                   --------------
                                                                       32,976,675
                                                                   --------------

DECEMBER 31, 1997

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
NETHERLANDS -- 2.6%
  Nutricia Verenigde Bedrijven (Food &
    Beverages)....................................        200,000  $    6,067,713
  Royal Dutch Petroleum Co. (Oil Services)........        186,100      10,217,895
  SGS-Thomson Microelectronics, N.V.
    (Electronics) (a).............................          5,440         332,180
                                                                   --------------
                                                                       16,617,788
                                                                   --------------
PHILIPPINES -- 1.0%
  Philippine Long Distance Telephone,
    ADR (Telecommunications)......................        276,400       6,219,000
                                                                   --------------
SINGAPORE -- 0.2%
  Sembawang Maritime, Ltd. (Trucking/Shipping)....        883,500       1,302,276
                                                                   --------------
SPAIN -- 3.2%
  Banco Central Hispanoamericano, SA (Banks &
    Financial Services) (a).......................        514,212      12,520,792
  Telefonica De Espana (Telecommunications).......        285,300       8,145,293
                                                                   --------------
                                                                       20,666,085
                                                                   --------------
SWEDEN -- 3.9%
  Allgon Corp. (Electronics)......................         48,000         648,381
  Hennes & Mauritz, AB (Retail)...................        261,300      11,545,492
  Mo Och Domsjo, AB (Series "B" Free) (Forest
    Products).....................................        124,800       3,229,784
  Nordbanken Holding, AB (Banks & Financial
    Services) (a).................................      1,697,000       9,619,072
                                                                   --------------
                                                                       25,042,729
                                                                   --------------
SWITZERLAND -- 1.5%
  Novartis, AG (Drugs and Medical Supplies).......          5,900       9,564,295
                                                                   --------------
UNITED KINGDOM -- 11.9%
  Barclays, PLC (Banks and Savings & Loans).......        353,200       9,455,372
  Dixons Group, PLC (Retail)......................        886,200       8,943,430
  Guest Kean & Nettlefolds, PLC (Autos - Cars &
    Trucks).......................................        339,840       6,999,582
  Hays, PLC (Commercial Services).................        584,400       7,823,669
  Johnson Matthey, PLC (Precious Metals)..........        723,400       6,511,877
  Royal & Sun Alliance Insurance Group, PLC
    (Insurance)...................................        701,400       7,101,620
  Siebe, PLC (Machinery)..........................        482,240       9,518,364
  Vodafone Group, PLC (Telecommunications)........      2,692,600      19,568,417
                                                                   --------------
                                                                       75,922,331
                                                                   --------------
UNITED STATES -- 39.5%
  3Com Corp. (Computers) (a)......................        152,200       5,317,487
  Adaptec, Inc. (Computer Services) (a)...........        276,400      10,261,350
  Adobe Systems, Inc. (Computer Services).........        199,500       8,229,375
  Baker Hughes, Inc. (Oil & Gas Services).........        184,300       8,040,087
  Circus Circus Enterprises, Inc. (Leisure) (a)...        346,300       7,099,150
  Cisco Systems, Inc. (Computers) (a).............        260,700      14,534,025
  Consolidated Stores Corp. (Retail) (a)..........        215,400       9,464,137

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B39

DECEMBER 31, 1997

                                                                       VALUE
COMMON STOCKS (CONTINUED)                              SHARES         (NOTE 2)
                                                    -------------  --------------
  Electronic Arts, Inc. (Computer Services) (a)...        264,000  $    9,982,500
  Intel Corp. (Electronics).......................        113,600       7,980,400
  Mattel, Inc. (Toys).............................        323,658      12,056,260
  Microsoft Corp. (Computer Services) (a).........         91,200      11,787,600
  Mirage Resorts, Inc. (Leisure) (a)..............        342,800       7,798,700
  Mobil Corp. (Oil & Gas).........................        182,700      13,188,656
  Oracle Corp. (Computer Services) (a)............        190,500       4,250,531
  PMC-Sierra, Inc. (Electronics) (a)..............        287,500       8,912,500
  Proffitt's, Inc. (Retail) (a)...................        170,400       4,845,750
  Progressive Corp. (Insurance)...................         49,800       5,969,775
  Quorum Health Group, Inc. (Hospitals) (a).......        228,400       5,966,950
  Safeway, Inc. (Retail) (a)......................        166,600      10,537,450
  Tenet Healthcare Corp. (Hospitals/ Hospital
    Management) (a)...............................        242,000       8,016,250
  Texas Instruments, Inc. (Electronics)...........        248,800      11,196,000
  The Limited, Inc. (Retail)......................        383,200       9,771,600
  Tiffany & Co. (Retail)..........................        180,000       6,491,250
  Time Warner, Inc. (Media).......................        195,000      12,090,000
  Transocean Offshore, Inc. (Petroleum
    Services).....................................        179,500       8,649,656
  U.S.A. Waste Services, Inc. (Environmental
    Services) (a).................................        185,300       7,273,025
  Walt Disney Co. (Leisure).......................        103,900      10,292,594
  Wells Fargo & Co. (Banks and Savings & Loans)...         35,700      12,117,919
                                                                   --------------
                                                                      252,120,977
                                                                   --------------
TOTAL COMMON STOCKS
  (cost $472,116,637)............................................     588,119,825
                                                                   --------------

PREFERRED STOCKS -- 1.0%
FEDERAL REPUBLIC OF GERMANY -- 1.0%
  Wella, AG (Cosmetics & Soaps)
    (cost $6,328,858).............................          8,500       6,451,389
                                                                   --------------
TOTAL LONG-TERM INVESTMENTS
  (cost $478,445,495)............................................     594,571,214
                                                                   --------------

                                                      PRINCIPAL
                                                       AMOUNT
SHORT-TERM INVESTMENT -- 3.7%                           (000)
                                                    -------------
REPURCHASE AGREEMENT
  UNITED STATES
  Merrill Lynch, Pierce, Fenner & Smith, Inc.,
    6.25%, 01/02/98 (cost $23,539,000) (b)........  $      23,539      23,539,000
                                                                   --------------
TOTAL INVESTMENTS -- 96.8%
  (cost $501,984,495; Note 6)....................................     618,110,214
FORWARD CURRENCY CONTRACTS --
  NET AMOUNT RECEIVABLE FROM
  COUNTERPARTIES (C) -- 0.1%.....................................         473,292
OTHER ASSETS IN EXCESS OF LIABILITIES -- 3.1%....................
                                                                       19,817,846
                                                                   --------------
TOTAL NET ASSETS -- 100.0%.......................................  $  638,401,352
                                                                   --------------
                                                                   --------------

DECEMBER 31, 1997

The following abbreviations are used in portfolio descriptions:
    AB      Aktiebolag (Swedish Stock Company)
    AG      Aktiengesellschaft (German Stock Company)
    N.V.    Naamloze Vennootschap (Dutch Corporation)
    PLC     Public Limited Company (British Corporation)
    SA      Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French
            Corporation)

(a)  Non-income producing security.

(b) Merrill Lynch, Pierce, Fenner & Smith, Inc., repurchase price $23,547,664 due 1/2/98. The value of the collateral was $24,008,143.

(c) Outstanding forward currency contracts at December 31, 1997 were as follows:

                                VALUE AT
      FOREIGN CURRENCY         SETTLEMENT       CURRENT      APPRECIATION
         CONTRACTS                DATE           VALUE      (DEPRECIATION)
----------------------------  -------------  -------------  ---------------
   Sale:
     Hong Kong Dollar,
       expiring 04/27/98....  $   2,122,100  $   2,202,596    $   (80,496)
     Japanese Yen,
       expiring 05/21/98....  $  16,000,000  $  15,446,212    $   553,788

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 1997 were as follows:

Commercial Banks                                              12.6%
Computer Services                                             11.9%
Retail                                                        11.9%
Telecommunications                                            10.6%
Oil & Gas Services                                             7.4%
Electronics                                                    5.9%
Leisure                                                        4.3%
Automobiles                                                    3.7%
Diversified Operations                                         3.2%
Machinery                                                      2.6%
Hospitals                                                      2.2%
Media                                                          2.1%
Insurance                                                      2.1%
Toys                                                           1.9%
Real Estate Development                                        1.9%
Drugs & Medical Supplies                                       1.5%
Cosmetics & Soaps                                              1.3%
Commercial Services                                            1.2%
Environmental Services                                         1.1%
Precious Metals                                                1.0%
Construction                                                   1.0%
Food & Beverage                                                1.0%
Forest Products                                                0.5%
Trucking & Shipping                                            0.2%
Repurchase Agreement                                           3.7%
                                                         ---------
                                                              96.8%
                                                         ---------
Forward currency contracts                                     0.1%
Other assets in excess of liabilities                          3.1%
                                                         ---------
                                                             100.0%
                                                         ---------
                                                         ---------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                      B40

                      NOTES TO THE FINANCIAL STATEMENTS OF
                             CERTAIN PORTFOLIOS OF
                        THE PRUDENTIAL SERIES FUND, INC.

NOTE 1:  GENERAL

The Prudential Series Fund, Inc. ('Series Fund'), a Maryland corporation, organized on November 15, 1982, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Series Fund is composed of fifteen Portfolios ('Portfolio' or 'Portfolios'), each with a separate series of capital stock. The information presented in thse financial statements pertains to only the ten Portfolios available for investment by Variable Universal Life: Money Market Portfolio, Diversified Bond Portfolio, Conservative Balanced Portfolio, Flexible Managed Portfolio, High Yield Bond Portfolio, Stock Index Portfolio, Equity Income Portfolio, Equity Portfolio, Prudential Jennison Portfolio and Global Portfolio. Shares in the Series Fund are currently sold only to certain separate accounts of The Prudential Insurance Company of America ('The Prudential'), Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey (together referred to as the 'Companies') to fund benefits under certain variable life insurance and variable annuity contracts ('contracts') issued by the Companies. The accounts invest in shares of the Series Fund through subaccounts that correspond to the Portfolios. The accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts. The ability of the issuers of the securities held by the Money Market Portfolio to meet their obligations may be affected by economic developments in a specific industry or region.

NOTE 2:  ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Series Fund in the preparation of its financial statements.

SECURITIES VALUATION: Securities traded on an exchange (whether domestic or foreign) are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges for which a last sales price is not available) are valued at the average of the last reported bid and asked prices. Convertible debt securities are valued at the mean between the most recently quoted bid and asked prices provided by principal market makers. High yield bonds are valued either by quotes received from principal market makers or by an independent pricing service which determine prices by analysis of quality, coupon, maturity and other factors. Any security for which a reliable market quotation is unavailable is valued at fair value as determined in good faith by or under the direction of the Series Fund's Board of Directors.

The Money Market, Conservative Balanced and Flexible Managed Portfolios use amortized cost to value short-term securities. Short-term securities that are held in the other Portfolios which mature in more than 60 days are valued at current market quotations and those short-term securities which mature in 60 days or less are valued at amortized cost.

The High Yield Bond Portfolio may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law ('restricted securities'). Certain issues of restricted securities held by the High Yield Bond Portfolio at December 31, 1997 include registration rights, some of which are currently under contract to be registered. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Series Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series Fund may by delayed or limited. (See Note 5).

FOREIGN CURRENCY TRANSLATION: The books and records of the Series Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investments securities, other assets and liabilities - at the current rates of exchange.

                                       C1

(ii) purchases and sales of investment securities, income and expenses -at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Series Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal year. Similarly, the Series Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal year. Accordingly, these realized and unrealized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Series Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

SHORT SALES: Certain portfolios of the Series Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the buyer. The proceeds of the short sale will be retained by the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

OPTIONS: The Series Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value with respect to securities which the Series Fund currently owns or intends to purchase. The Series Fund's principal reason for writing options is to realize, through receipts of premiums, a greater current return than would be realized on the underlying security alone. When the Series Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Series Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sales or the cost of the purchase in determining whether the Series Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

The Series Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Series Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

FINANCIAL FUTURES CONTRACTS: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin'. Subsequent payments, known as 'variation margin', are made or received by the Series Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the

                                       C2
gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Series Fund invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series Fund intends to purchase, against fluctuations in value. Under a variety of circumstances, the Series Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying assets.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income, which is comprised of four elements: stated coupon, original issue discount, market discount and market premium is recorded on the accrual basis. Certain portfolios own shares of real estate investment trusts ('REITs') which report information on the source of their distributions annually. A portion of distributions received from REITs during the period is estimated to be a return of capital and is recorded as a reduction of their costs. During the year ended December 31, 1997, certain Portfolios purchased securities from and sold securities to other Portfolios of the Series Fund or other funds or accounts managed by The Prudential or its affiliates in accordance with the provisions of Rule 17a-7 of the Investment Company Act of 1940. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Series Fund expenses are allocated to the respective Portfolios on the basis of relative net assets except for expenses that are charged directly at a Portfolio level.

CUSTODY FEE CREDITS: The Series Fund, exclusive of the Global Portfolio, has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying Statement of Operations.

TAXES: For federal income tax purposes, each portfolio in the Series Fund is treated as a separate taxpaying entity. It is the intent of the Series Fund to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Series Fund's understanding of the applicable country's tax rules and regulations.

DIVIDENDS AND DISTRIBUTIONS: Dividends and distributions of each Portfolio are declared in cash and automatically reinvested in additional shares of the Fund. The Money Market Portfolio will declare and reinvest dividends from net investment income and net realized capital gain (loss) daily. Each other Portfolio will declare and distribute dividends from net investment income,if any, quarterly and net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

RECLASSIFICATION OF CAPITAL ACCOUNTS: The Series Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gains, and Return of Capital Distributions by Investment Companies. As a result of this statement, the Series Fund changed the classification of distributions to shareholders to disclose the amounts of undistributed net investment income and accumulated net realized gain (loss) on investments available for distributions determined in accordance with income tax regulations. For the fiscal year ended December 31, 1997, the application of this statement increased (decreased) net unrealized appreciation on investments ('APP'), paid-in capital in excess of par

                                       C3

('PC'), undistributed net investment income ('UNI') and accumulated net realized gains (losses) on investments ('GL') by the following amounts:

                                            APP          PC          UNI          G/L
                                         ----------  ----------  -----------  ------------
Conservative Balanced Portfolio........              $   33,509  $    48,752  $    (82,261)
Flexible Managed Portfolio.............                      --      625,749      (625,749)
High Yield Bond Portfolio..............  $ (227,243)         --      337,328      (110,085)
Equity Income Portfolio................                (387,527)      (2,921)      390,448
Equity Portfolio.......................                      --      247,917      (247,917)
Global Portfolio.......................                (903,000)   6,950,576    (6,047,576)

Net investment income, net realized gains and net assets were not affected by these reclassifications.

NOTE 3:  AGREEMENTS

The Series Fund has an investment advisory agreement with The Prudential. Pursuant to this agreement The Prudential has responsibility for all investment advisory services and supervises the subadvisers' performance of such services. The Prudential has entered into a service agreement with The Prudential Investment Corporation ('PIC'), which provides that PIC will furnish to The Prudential such services as The Prudential may require in connection with the performance of its obligations under the investment advisory agreement with the Series Fund. In addition, The Prudential has entered into a subadvisory agreement with Jennison Associates LLC ('Jennison'), under which Jennison furnishes investment advisory services in connection with the management of the Prudential Jennison Portfolio. The Prudential compensates Jennison for its services as follows: 0.75% on the first $10 million of that Portfolio's average daily net assets, 0.50% on the next $30 million, 0.35% on the next $25 million, 0.25% on the next $335 million, 0.22% on the next $600 million and 0.20% thereafter. The Prudential pays for the cost of PIC's services, compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Series Fund bears all other costs and expenses.

The investment advisory fee paid The Prudential is computed daily and payable quarterly, at the annual rates specified below of the value of each of the Portfolio's average daily net assets.

                 Fund                    Investment Advisory Fee
---------------------------------------  ------------------------
Money Market Porfolio..................             0.40%
Diversified Bond Portfolio.............             0.40
Conservative Balanced Portfolio........             0.55
Flexible Managed Portfolio.............             0.60
High Yield Bond Portfolio..............             0.55
Stock Index Portfolio..................             0.35
Equity Income Portfolio................             0.40
Equity Portfolio.......................             0.45
Prudential Jennison Portfolio..........             0.60
Global Portfolio.......................             0.75

The Prudential has agreed to refund to a Portfolio (other than the Global Portfolio), the portion of the investment advisory fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes and brokerage commissions) exceeds 0.75% of the Portfolio's average daily net assets. No refund was required for the fiscal year ended December 31, 1997.

PIC and Jennison are indirect, wholly-owned subsidiaries of The Prudential.

The Series Fund entered into a credit agreement (the 'Agreement') on October 28, 1997 with an unaffiliated lender. The maximum commitment under the Agreement is $250,000,000. The Agreement expires on December 18, 1998. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Series Fund has not borrowed any amounts pursuant to the Agreement as of December 31, 1997. The Series Fund pays a commitment fee at an annual rate of
 .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly by the Series Fund.

                                       C4

NOTE 4:  OTHER TRANSACTIONS WITH AFFILIATES

For the fiscal year ended December 31, 1997, Prudential Securities Incorporated, an indirect, wholly-owned subsidiary of The Prudential, earned $1,080,605 in brokerage commissions from transactions executed on behalf of the following
Portfolios:

                 Fund                    Commission
---------------------------------------  -----------
Conservative Balanced Portfolio........  $  256,752
Flexible Managed Portfolio.............     428,008
Equity Income Portfolio................     198,726
Equity Portfolio.......................     189,498
Global Portfolio.......................       7,621
                                         -----------
                                         $1,080,605

NOTE 5:  JOINT REPURCHASE AGREEMENT ACCOUNT

The Portfolios of the Series Fund (excluding Global Portfolio) may transfer uninvested cash balances into a single joint repurchase agreement account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Government obligations. The Series Fund's undivided interest in the joint repurchase agreement account represented $1,038,519,000 as of December 31, 1997. The Portfolios of the Series Fund with cash invested in the joint accounts had the following principal amounts and percentage participation in the account:

                                            Principal     Percentage
                                             Amount        Interest
                                         ---------------  ----------
Diversified Bond Portfolio.............  $    45,329,000      4.37%
Conservative Balanced Portfolio........       81,783,000      7.88
Flexible Managed Portfolio.............      137,860,000     13.28
High Yield Bond Portfolio..............       15,691,000      1.51
Stock Index Portfolio..................       98,176,000      9.45
Equity Income Portfolio................       98,435,000      9.48
Equity Portfolio.......................      490,528,000     47.23
Prudential Jennison Portfolio..........       27,931,000      2.69
All other portfolios (currently not
  available to Variable Universal
  Life)................................       42,786,000      4.11
                                         ---------------  ----------
                                         $ 1,038,519,000    100.00%

As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

CIBC Oppenheimer, 6.10%, in the principal amount of $138,519,000, repurchase price $138,566,045, due 1/2/98. The value of the collateral including accrued interest was $141,862,492.

Salomon Smith Barney Inc., 6.75%, in the principal amount of $300,000,000, repurchase price $300,112,500, due 1/2/98. The value of the collateral including accrued interest was $306,560,575.

SBC Warburg Dillon Read Inc., 6.50%, in the principal amount of $300,000,000, repurchase price $300,108,333, due 1/2/98. The value of the collateral including accrued interest was $306,557,797.

UBS Securities Corp., 6.55%, in the principal amount of $300,000,000, repurchase price $300,109,167, due 1/2/98. The value of the collateral including accrued interest was $306,001,638.

                                       C5

NOTE 6:  PORTFOLIO SECURITIES

The aggregate cost of purchases and the proceeds from the sales of securities (excluding short-term issues) for the fiscal year ended December 31, 1997 were as follows:

Cost of Purchases:

                                                                                     HIGH
                                           CONSERVATIVE         FLEXIBLE            YIELD              STOCK
                      DIVERSIFIED BOND       BALANCED           MANAGED              BOND              INDEX
                      ----------------   ----------------   ----------------   ----------------   ----------------
Non-Government......   $   945,035,546    $ 7,826,155,071    $ 8,194,217,051    $   621,811,073    $   403,642,905
Government..........   $   698,725,477    $ 5,017,442,019    $ 3,054,412,991          0                  0


                           EQUITY
                           INCOME             EQUITY
                      ----------------   ----------------
Non-Government......   $   740,428,728    $   867,315,279
Government..........   $    30,617,187          0

                         PRUDENTIAL
                          JENNISON            GLOBAL
                      ----------------   ----------------
Non-Government......   $   372,363,033    $   444,118,554
Government..........         0                  0

Proceeds from Sales:

                                                                                     HIGH
                                           CONSERVATIVE         FLEXIBLE            YIELD              STOCK
                      DIVERSIFIED BOND       BALANCED           MANAGED              BOND              INDEX
                      ----------------   ----------------   ----------------   ----------------   ----------------
Non-Government......   $   874,682,352    $ 7,823,232,061    $ 8,576,103,609    $   493,219,610    $    93,393,476
Government..........   $   748,008,571    $ 5,106,797,609    $ 3,018,431,969          0                  0


                           EQUITY
                           INCOME             EQUITY
                      ----------------   ----------------
Non-Government......   $   578,561,955    $   566,041,815
Government..........   $    31,762,500          0

                         PRUDENTIAL
                          JENNISON            GLOBAL
                      ----------------   ----------------
Non-Government......   $   200,408,743    $   430,051,852
Government..........         0                  0

The federal income tax basis and unrealized appreciation (depreciation) of the Fund's investments as of December 31, 1997 were as follows:

                                                                                     HIGH
                                           CONSERVATIVE         FLEXIBLE            YIELD              STOCK
                      DIVERSIFIED BOND       BALANCED           MANAGED              BOND              INDEX
                      ----------------   ----------------   ----------------   ----------------   ----------------
Gross Unrealized
  Appreciation......   $    30,167,647    $   311,261,405    $   565,581,079    $    21,326,564    $ 1,004,558,128
Gross Unrealized
  Depreciation......        17,570,453        111,299,483        149,894,627         10,398,413         20,055,024
Total Net
  Unrealized........        12,597,194        199,961,922        415,686,452         10,928,151        984,503,104
Tax Basis...........       790,688,975      4,496,062,195      5,055,701,095        551,773,633      1,468,430,760


                           EQUITY
                           INCOME             EQUITY
                      ----------------   ----------------
Gross Unrealized
  Appreciation......   $   531,904,089    $ 1,911,479,018
Gross Unrealized
  Depreciation......        32,407,877         84,670,946
Total Net
  Unrealized........       499,496,212      1,826,808,072
Tax Basis...........     1,533,057,472      4,198,636,403

                         PRUDENTIAL
                          JENNISON            GLOBAL
                      ----------------   ----------------
Gross Unrealized
  Appreciation......   $    91,141,747    $   144,895,851
Gross Unrealized
  Depreciation......        11,774,207         28,770,132
Total Net
  Unrealized........        79,367,540        116,125,719
Tax Basis...........       427,492,211        501,984,495

For federal income tax purposes, the following Portfolios had capital loss carryforwards as of December 31, 1997. Accordingly, no capital gain distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts:

                                          CAPITAL LOSSES     CAPITAL LOSSES
                                           CARRYFORWARDS     CARRYFORWARDS
                                         UTILIZED IN 1997      AVAILABLE      EXPIRATION YEAR
                                         -----------------   --------------   ----------------
High Yield Bond Portfolio..............     $ 12,940,997      $ 6,390,479            2003
Prudential Jennison Portfolio..........        2,160,575               --

                                       C6

FINANCIAL HIGHLIGHTS

                                                           MONEY MARKET
                                         -------------------------------------------------
                                                            YEAR ENDED
                                                           DECEMBER 31,
                                         -------------------------------------------------
                                           1997      1996    1995(a)   1994(a)    1993(a)
                                         --------  --------  --------  --------   --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $  10.00  $  10.00  $  10.00  $  10.00   $  10.00
                                         --------  --------  --------  --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income and realized and
  unrealized gains.....................      0.54      0.51      0.56      0.40       0.29
Dividends and distributions............     (0.54)    (0.51)    (0.56)    (0.40)     (0.29)
                                         --------  --------  --------  --------   --------
Net Asset Value, end of year...........  $  10.00  $  10.00  $  10.00  $  10.00   $  10.00
                                         --------  --------  --------  --------   --------
                                         --------  --------  --------  --------   --------
TOTAL INVESTMENT RETURN:(b)............      5.41%     5.22%     5.80%     4.05%      2.95%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................    $657.5    $668.8    $613.3    $583.3     $474.7
Ratios to average net assets:
  Expenses.............................      0.43%     0.44%     0.44%     0.47%      0.45%
  Net investment income................      5.28%     5.10%     5.64%     4.02%      2.90%

                                                         DIVERSIFIED BOND
                                         -------------------------------------------------
                                                            YEAR ENDED
                                                           DECEMBER 31,
                                         -------------------------------------------------
                                           1997      1996    1995(a)   1994(a)    1993(a)
                                         --------  --------  --------  --------   --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $  11.07  $  11.31  $  10.04  $  11.10   $  10.83
                                         --------  --------  --------  --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................      0.80      0.76      0.76      0.68       0.68
Net realized and unrealized gains
  (losses) on investments..............      0.11     (0.27)     1.29     (1.04)      0.40
                                         --------  --------  --------  --------   --------
    Total from investment operations...      0.91      0.49      2.05     (0.36)      1.08
                                         --------  --------  --------  --------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income...     (0.83)    (0.73)    (0.75)    (0.68)     (0.66)
Distributions from net realized
  gains................................     (0.13)       --     (0.03)    (0.02)     (0.15)
                                         --------  --------  --------  --------   --------
    Total distributions................     (0.96)    (0.73)    (0.78)    (0.70)     (0.81)
                                         --------  --------  --------  --------   --------
Net Asset Value, end of year...........  $  11.02  $  11.07  $  11.31  $  10.04   $  11.10
                                         --------  --------  --------  --------   --------
                                         --------  --------  --------  --------   --------
TOTAL INVESTMENT RETURN:(b)............      8.57%     4.40%    20.73%    (3.23)%    10.13%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................    $816.7    $720.2    $655.8    $541.6     $576.2
Ratios to average net assets:
  Expenses.............................      0.43%     0.45%     0.44%     0.45%      0.46%
  Net investment income................      7.18%     6.89%     7.00%     6.41%      6.05%
Portfolio turnover rate................       224%      210%      199%       32%        41%

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D1

FINANCIAL HIGHLIGHTS

                                                         CONSERVATIVE BALANCED
                                         ------------------------------------------------------
                                                               YEAR ENDED
                                                              DECEMBER 31,
                                         ------------------------------------------------------
                                           1997       1996      1995(a)    1994(a)     1993(a)
                                         ---------  ---------  ---------  ---------   ---------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $   15.52  $   15.31  $   14.10  $   14.91   $   14.24
                                         ---------  ---------  ---------  ---------   ---------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..................       0.76       0.66       0.63       0.53        0.49
Net realized and unrealized gains
  (losses) on investments..............       1.26       1.24       1.78      (0.68)       1.23
                                         ---------  ---------  ---------  ---------   ---------
    Total from investment operations...       2.02       1.90       2.41      (0.15)       1.72
                                         ---------  ---------  ---------  ---------   ---------
LESS DISTRIBUTIONS:
Dividends from net investment income...      (0.76)     (0.66)     (0.64)     (0.51)      (0.47)
Dividends in excess of net investment
  income...............................         --      (1.03)     (0.56)     (0.15)      (0.58)
Distributions from net realized
  gains................................      (1.81)        --         --         --          --
                                         ---------  ---------  ---------  ---------   ---------
    Total distributions................      (2.57)     (1.69)     (1.20)     (0.66)      (1.05)
                                         ---------  ---------  ---------  ---------   ---------
Net Asset Value, end of year...........  $   14.97  $   15.52  $   15.31  $   14.10   $   14.91
                                         ---------  ---------  ---------  ---------   ---------
                                         ---------  ---------  ---------  ---------   ---------
TOTAL INVESTMENT RETURN:(b)............      13.45%     12.63%     17.27%     (0.97)%     12.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................   $4,744.2   $4,478.8   $3,940.8   $3,501.1    $3,103.2
Ratios to average net assets:
  Expenses.............................       0.56%      0.59%      0.58%      0.61%       0.60%
  Net investment income................       4.48%      4.13%      4.19%      3.61%       3.22%
Portfolio turnover rate................        295%       295%       201%       125%         79%
Average commission rate paid per
  share................................    $0.0563    $0.0554        N/A        N/A         N/A

                                                            FLEXIBLE MANAGED
                                         ------------------------------------------------------
                                                               YEAR ENDED
                                                              DECEMBER 31,
                                         ------------------------------------------------------
                                           1997       1996      1995(a)    1994(a)     1993(a)
                                         ---------  ---------  ---------  ---------   ---------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $   17.79  $   17.86  $   15.50  $   16.96   $   16.01
                                         ---------  ---------  ---------  ---------   ---------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..................       0.59       0.57       0.56       0.47        0.57
Net realized and unrealized gains
  (losses) on investments..............       2.52       1.79       3.15      (1.02)       1.88
                                         ---------  ---------  ---------  ---------   ---------
    Total from investment operations...       3.11       2.36       3.71      (0.55)       2.45
                                         ---------  ---------  ---------  ---------   ---------
LESS DISTRIBUTIONS:
Dividends from net investment income...      (0.58)     (0.58)     (0.56)     (0.45)      (0.57)
Dividends in excess of net investment
  income...............................         --      (1.85)     (0.79)     (0.46)      (0.93)
Distributions from net realized
  gains................................      (3.04)        --         --         --          --
                                         ---------  ---------  ---------  ---------   ---------
    Total distributions................      (3.62)     (2.43)     (1.35)     (0.91)      (1.50)
                                         ---------  ---------  ---------  ---------   ---------
Net Asset Value, end of year...........  $   17.28  $   17.79  $   17.86  $   15.50   $   16.96
                                         ---------  ---------  ---------  ---------   ---------
                                         ---------  ---------  ---------  ---------   ---------
TOTAL INVESTMENT RETURN:(b)............      17.96%     13.64%     24.13%     (3.16)%     15.58%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................   $5,490.1   $4,896.9   $4,261.2   $3,481.5    $3,292.2
Ratios to average net assets:
  Expenses.............................       0.62%      0.64%      0.63%      0.66%       0.66%
  Net investment income................       3.02%      3.07%      3.30%      2.90%       3.30%
Portfolio turnover rate................        227%       233%       173%       124%         63%
Average commission rate paid per
  share................................    $0.0569    $0.0563        N/A        N/A         N/A

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D2

FINANCIAL HIGHLIGHTS

                                                          HIGH YIELD BOND
                                         -------------------------------------------------
                                                            YEAR ENDED
                                                           DECEMBER 31,
                                         -------------------------------------------------
                                           1997      1996    1995(a)   1994(a)    1993(a)
                                         --------  --------  --------  --------   --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $   7.87  $   7.80  $   7.37  $   8.41   $   7.72
                                         --------  --------  --------  --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................      0.78      0.80      0.81      0.87       0.82
Net realized and unrealized gains
  (losses) on investments..............      0.26      0.06      0.46     (1.10)      0.63
                                         --------  --------  --------  --------   --------
    Total from investment operations...      1.04      0.86      1.27     (0.23)      1.45
                                         --------  --------  --------  --------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income...     (0.77)    (0.78)    (0.84)    (0.81)     (0.76)
Dividends in excess of net investment
  income...............................        --     (0.01)       --        --         --
                                         --------  --------  --------  --------   --------
    Total distributions................     (0.77)    (0.79)    (0.84)    (0.81)     (0.76)
                                         --------  --------  --------  --------   --------
Net Asset Value, end of year...........  $   8.14  $   7.87  $   7.80  $   7.37   $   8.41
                                         --------  --------  --------  --------   --------
                                         --------  --------  --------  --------   --------
TOTAL INVESTMENT RETURN:(b)............     13.78%    11.39%    17.56%    (2.72)%    19.27%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................    $568.7    $432.9    $367.9    $306.2     $282.9
Ratios to average net assets:
  Expenses.............................      0.57%     0.63%     0.61%     0.65%      0.65%
  Net investment income................      9.78%     9.89%    10.34%     9.88%      9.91%
Portfolio turnover rate................       106%       88%      139%       69%        96%

                                                             STOCK INDEX
                                         ----------------------------------------------------
                                                              YEAR ENDED
                                                             DECEMBER 31,
                                         ----------------------------------------------------
                                           1997       1996      1995(a)   1994(a)    1993(a)
                                         ---------  ---------  ---------  --------   --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $   23.74  $   19.96  $   14.96  $  15.20   $  14.22
                                         ---------  ---------  ---------  --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................       0.43       0.40       0.40      0.38       0.36
Net realized and unrealized gains
  (losses) on investments..............       7.34       4.06       5.13     (0.23)      1.00
                                         ---------  ---------  ---------  --------   --------
    Total from investment operations...       7.77       4.46       5.53      0.15       1.36
                                         ---------  ---------  ---------  --------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income...      (0.42)     (0.40)     (0.38)    (0.37)     (0.35)
Distributions from net realized
  gains................................      (0.87)     (0.28)     (0.15)    (0.02)     (0.03)
                                         ---------  ---------  ---------  --------   --------
    Total distributions................      (1.29)     (0.68)     (0.53)    (0.39)     (0.38)
                                         ---------  ---------  ---------  --------   --------
Net Asset Value, end of year...........  $   30.22  $   23.74  $   19.96  $  14.96   $  15.20
                                         ---------  ---------  ---------  --------   --------
                                         ---------  ---------  ---------  --------   --------
TOTAL INVESTMENT RETURN:(b)............      32.83%     22.57%     37.06%     1.01%      9.66%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................   $2,448.2   $1,581.4   $1,031.3    $664.5     $615.1
Ratios to average net assets:
  Expenses.............................       0.37%      0.40%      0.38%     0.42%      0.42%
  Net investment income................       1.55%      1.95%      2.27%     2.50%      2.43%
Portfolio turnover rate................          5%         1%         1%        2%         1%
Average commission rate paid per
  share................................    $0.0235    $0.0250        N/A       N/A        N/A

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D3

FINANCIAL HIGHLIGHTS

                                                            EQUITY INCOME
                                         ----------------------------------------------------
                                                              YEAR ENDED
                                                             DECEMBER 31,
                                         ----------------------------------------------------
                                           1997       1996      1995(a)   1994(a)    1993(a)
                                         ---------  ---------  ---------  --------   --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $   18.51  $   16.27  $   14.48  $  15.66   $  13.67
                                         ---------  ---------  ---------  --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................       0.61       0.58       0.64      0.67       0.55
Net realized and unrealized gains
  (losses) on investments..............       6.06       2.88       2.50     (0.45)      2.46
                                         ---------  ---------  ---------  --------   --------
    Total from investment operations...       6.67       3.46       3.14      0.22       3.01
                                         ---------  ---------  ---------  --------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income...      (0.57)     (0.71)     (0.62)    (0.56)     (0.50)
Distributions from net realized
  gains................................      (2.22)     (0.51)     (0.73)    (0.82)     (0.52)
                                         ---------  ---------  ---------  --------   --------
    Total distributions................      (2.79)     (1.22)     (1.35)    (1.38)     (1.02)
                                         ---------  ---------  ---------  --------   --------
Net Asset Value, end of year...........  $   22.39  $   18.51  $   16.27  $  14.50   $  15.66
                                         ---------  ---------  ---------  --------   --------
                                         ---------  ---------  ---------  --------   --------
TOTAL INVESTMENT RETURN:(b)............      36.61%     21.74%     21.70%     1.44%     22.28%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................   $2,029.8   $1,363.5   $1,110.0    $859.7     $602.8
Ratios to average net assets:
  Expenses.............................       0.41%      0.45%      0.43%     0.52%      0.54%
  Net investment income................       2.90%      3.36%      4.00%     3.92%      3.56%
Portfolio turnover rate................         38%        21%        64%       63%        41%
Average commission rate paid per
  share................................    $0.0566    $0.0553        N/A       N/A        N/A

                                                                 EQUITY
                                         ------------------------------------------------------
                                                               YEAR ENDED
                                                              DECEMBER 31,
                                         ------------------------------------------------------
                                           1997       1996      1995(a)    1994(a)     1993(a)
                                         ---------  ---------  ---------  ---------   ---------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $   26.96  $   25.64  $   20.66  $   21.49   $   18.90
                                         ---------  ---------  ---------  ---------   ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................       0.69       0.71       0.55       0.51        0.42
Net realized and unrealized gains on
  investments..........................       5.88       3.88       5.89       0.05        3.67
                                         ---------  ---------  ---------  ---------   ---------
    Total from investment operations...       6.57       4.59       6.44       0.56        4.09
                                         ---------  ---------  ---------  ---------   ---------
LESS DISTRIBUTIONS:
Dividends from net investment income...      (0.70)     (0.67)     (0.52)     (0.49)      (0.40)
Distribution from net realized gains...      (1.76)     (2.60)     (0.94)     (0.90)      (1.10)
                                         ---------  ---------  ---------  ---------   ---------
    Total distributions................      (2.46)     (3.27)     (1.46)     (1.39)      (1.50)
                                         ---------  ---------  ---------  ---------   ---------
Net Asset Value, end of year...........  $   31.07  $   26.96  $   25.64  $   20.66   $   21.49
                                         ---------  ---------  ---------  ---------   ---------
                                         ---------  ---------  ---------  ---------   ---------
TOTAL INVESTMENT RETURN:(b)............      24.66%     18.52%     31.29%      2.78%      21.87%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................   $6,024.0   $4,814.0   $3,813.8   $2,617.8    $2,186.5
Ratios to average net assets:
  Expenses.............................       0.46%      0.50%      0.48%      0.55%       0.53%
  Net investment income................       2.27%      2.54%      2.28%      2.39%       1.99%
Portfolio turnover rate................         13%        20%        18%         7%         13%
Average commission rate paid per
  share................................    $0.0336    $0.0524        N/A        N/A         N/A

(a) Calculations are based on average month-end shares outstanding.

(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D4

FINANCIAL HIGHLIGHTS

                                                    PRUDENTIAL JENNISON
                                         ------------------------------------------
                                             YEAR ENDED
                                            DECEMBER 31,        APRIL 25, 1995(d)
                                         ------------------            TO
                                           1997      1996     DECEMBER 31, 1995(a)
                                         --------  --------   ---------------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of period...  $  14.32  $  12.55          $  10.00
                                         --------  --------          --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................      0.04      0.02              0.02
Net realized and unrealized gains on
  investments..........................      4.48      1.78              2.54
                                         --------  --------          --------
    Total from investment operations...      4.52      1.80              2.56
                                         --------  --------          --------
LESS DISTRIBUTIONS:
Dividends from net investment income...     (0.04)    (0.03)            (0.01)
Distributions from net realized
  gains................................     (1.07)       --                --
                                         --------  --------          --------
    Total distributions................     (1.11)    (0.03)            (0.01)
                                         --------  --------          --------
Net Asset Value, end of period.........  $  17.73  $  14.32          $  12.55
                                         --------  --------          --------
                                         --------  --------          --------
TOTAL INVESTMENT RETURN:(b)............     31.71%    14.41%            24.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  millions)............................    $495.9    $226.5             $63.1
Ratios to average net assets:
  Expenses.............................      0.64%     0.66%             0.79%(c)
  Net investment income................      0.25%     0.20%             0.15%(c)
Portfolio turnover rate................        60%       46%               37%
Average commission rate paid per
  share................................   $0.0590   $0.0603               N/A

                                                              GLOBAL
                                         -------------------------------------------------
                                                            YEAR ENDED
                                                           DECEMBER 31,
                                         -------------------------------------------------
                                           1997      1996    1995(a)   1994(a)    1993(a)
                                         --------  --------  --------  --------   --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, beginning of year.....  $  17.85  $  15.53  $  13.88  $  14.64   $  10.37
                                         --------  --------  --------  --------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................      0.09      0.11      0.06      0.02       0.02
Net realized and unrealized gains
  (losses) on investments..............      1.11      2.94      2.14     (0.74)      4.44
                                         --------  --------  --------  --------   --------
    Total from investment operations...      1.20      3.05      2.20     (0.72)      4.46
                                         --------  --------  --------  --------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income...     (0.13)    (0.11)    (0.24)    (0.02)     (0.08)
Dividends in excess of net investment
  income...............................     (0.10)       --        --        --         --
Distributions from net realized
  gains................................     (0.90)    (0.62)    (0.31)    (0.02)     (0.11)
                                         --------  --------  --------  --------   --------
    Total distributions................     (1.13)    (0.73)    (0.55)    (0.04)     (0.19)
                                         --------  --------  --------  --------   --------
Net Asset Value, end of year...........  $  17.92  $  17.85  $  15.53  $  13.88   $  14.64
                                         --------  --------  --------  --------   --------
                                         --------  --------  --------  --------   --------
TOTAL INVESTMENT RETURN:(b)............      6.98%    19.97%    15.88%    (4.89)%    43.14%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in
  millions)............................    $638.4    $580.6    $400.1    $345.7     $129.1
Ratios to average net assets:
  Expenses.............................      0.85%     0.92%     1.06%     1.23%      1.44%
  Net investment income................      0.47%     0.64%     0.44%     0.20%      0.18%
Portfolio turnover rate................        70%       41%       59%       37%        55%
Average commission rate paid per
  share................................   $0.0247   $0.0358       N/A       N/A        N/A

(a) Calculations are based on average month-end shares outstanding.
(b) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for less than a full year are not annualized.
(c) Annualized.
(d) Commencement of operations

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       D5

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF THE PRUDENTIAL SERIES FUND, INC.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Money Market, Diversified Bond, Conservative Balanced, Flexible Managed, High Yield Bond, Stock Index, Equity Income, Equity, Prudential Jennison, and Global Portfolios (ten of the fifteen portfolios that constitute The Prudential Series Fund, Inc.; collectively, the "Portfolios") at December 31, 1997, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above. The financial highlights of the Prudential Jennison Portfolio for the period April 25, 1995 through December 31, 1995 and the financial highlights for each of the three years in the period ended December 31, 1995 for each of the other nine portfolios were audited by other independent accountants whose report thereon dated February 15, 1996 expressed an unqualified opinion on those financial highlights.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, NY 10036
February 13, 1998

                                       E1

                                TAX INFORMATION

    Although we understand that the vast majority, if not all, of the shareholders/contract holders of the Series Fund currently maintain a tax deferred status, we are nevertheless required by the Internal Revenue Code to advise you within 60 days of the Series Fund's fiscal year end (December 31, 1997) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that in 1997, the Fund paid dividends as follows:

                                        ORDINARY DIVIDENDS
---------------------------------------------------------------------------------------------------
                                                               LONG-TERM CAPITAL GAINS
                                               SHORT-TERM     -------------------------     TOTAL
                                      INCOME  CAPITAL GAINS   TAXED @ 28%   TAXED @ 20%   DIVIDENDS
                                      ------  -------------   -----------   -----------   ---------
Money Market Portfolio..............  $0.540         --             --            --       $0.540
Diversified Bond Portfolio..........  0.827      $0.079         $0.053            --        0.959
Conservative Balanced Portfolio.....  0.759       0.585          0.356         0.874        2.574
Flexible Managed Portfolio..........  0.585       0.856          1.016         1.168        3.625
High Yield Bond Portfolio...........  0.773          --             --            --        0.773
Stock Index Portfolio...............  0.422       0.068          0.024         0.771        1.285
Equity Income Portfolio.............  0.565       0.016          0.508         1.699        2.788
Equity Portfolio....................  0.704       0.150          0.682         0.930        2.466
Prudential Jennison Portfolio.......  0.041       0.069          0.488         0.509        1.107
Global Portfolio....................  0.230          --          0.301         0.595        1.126

                                       E2

BOARD OF
DIRECTORS               THE PRUDENTIAL SERIES FUND, INC.

MENDEL A. MELZER, CFA      W. SCOTT McDONALD, JR.,    E. MICHAEL CAULFIELD
  CHAIRMAN,                  Ph.D.                      CEO,
  THE PRUDENTIAL SERIES      PRINCIPAL,                 PRUDENTIAL INVESTMENTS,
  FUND, INC.                 KALUDIS CONSULTING         PRESIDENT, THE
                             GROUP                      PRUDENTIAL SERIES FUND,
                                                        INC.

          SAUL K. FENSTER, Ph.D.             JOSEPH WEBER, Ph.D.
            PRESIDENT, NEW JERSEY              VICE PRESIDENT,
            INSTITUTE OF TECHNOLOGY            INTERCLASS
                                               (INTERNATIONAL
                                               CORPORATE LEARNING)

================================================================================
The toll-free numbers shown below can be used to make transfers and reallocations, review how your premiums are being allocated and receive current investment option values in your contract. Unit values for each investment option are available to all Contract Owners from the toll-free numbers. The phone lines are open each business day during the hours shown. Please be sure to have your contract number available when you call.





                                                            1-800-356-4050
                                                    8 a.m. - 4 p.m. Eastern Time

                             [MAP OF UNITED STATES]

                                                             1-800-635-9587
                                                    8 a.m. - 4 p.m. Eastern Time





================================================================================
In the past, Contract Owners who held several variable contracts at the same address received multiple copies of Annual Reports and Semiannual Reports. In an effort to lessen waste and reduce your fund's expenses of postage and printing, we will attempt to mail only one copy of this report, based on our current records for Contract Owners with the same last name and same address. No action on your part is necessary. Upon request, we will furnish you with additional reports. The above toll-free numbers should be used to request any additional copies. Proxy material and tax information will continue to be sent to each account of record.

[LOGO]==========================================================================

Whether providing insurance protection for home, family and business, or arranging to cover future education and retirement expenses, Prudential people have always been able to deliver something more: personal service, quality, attention to detail and the financial strength of The Rock(R). Since 1875, Prudential has been helping individuals and families meet their financial needs.




                                                              ----------------
P.O. Box 197                                                      Bulk Rate
Minneapolis, MN 55440-0197                                      U.S. Postage
                                                                    PAID
Address Service Requested                                        Prudential
                                                              ----------------




                                     [LOGO]
VUL AR 12/97                   Printed in the U.S.A.             PI-VL-0198-2174
Cat#42M742K                      on recycled paper.             MRA-1998-A021897